File Nos. 811-4986
                                                                      33-11444
AS FILED JANUARY 12, 1999

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM N-14
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   X
                       Pre-Effective Amendment No.
                      Post-Effective Amendment No.
                       (Check appropriate box or boxes)

                     FRANKLIN INVESTORS SECURITIES TRUST
              (Exact Name of Registrant as Specified in Charter)

                                (650) 312-2000
                       (Area Code and Telephone Number)

                          777 MARINERS ISLAND BLVD.
                           SAN MATEO, CA 94403-7777
                    (Address of Principal Executive Offices
                    Number, Street, City, State, Zip Code)

                               HARMON E. BURNS
                          777 MARINERS ISLAND BLVD.
                           SAN MATEO, CA 94403-7777
                    (Name and Address of Agent for Service,
                    Number, Street, City, State, Zip Code)

                                  Copies to:

                            BRUCE G. LETO, ESQUIRE
                    STRADLEY, RONON, STEVENS & YOUNG, LLP
                           2600 ONE COMMERCE SQUARE
                            PHILADELPHIA, PA 19103

           Approximate Date of Proposed Public Offering: AS SOON AS
       PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE
                      UNDER THE SECURITIES ACT OF 1933.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. A RULE 24F-2 NOTICE FOR THE REGISTRANT'S FISCAL YEAR ENDED OCTOBER 31, 1998 WAS FILED ON SEPTEMBER 24, 1998.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON FEBRUARY 11, 1999, PURSUANT TO RULE 488.



                     FRANKLIN INVESTORS SECURITIES TRUST

                            CROSS REFERENCE SHEET
                      (Pursuant to rule 481(a) under the
                           Securities Act of 1933)


N-14 ITEM NO. AND CAPTION               LOCATION IN PROSPECTUS
PART A
1.  Beginning of Registration           Facing Page of Registration Statement;
    Statement and Outside Front Cover   Front Cover Page of Prospectus
    Page of Prospectus
2.  Beginning and Outside Back Cover    Table of Contents
    Page of Prospectus
3.  Fee Table, Synopsis Information     Summary; Comparisons of Some Important
    and Risk Factors                    Features
4.  Information About the Transaction   Summary; Reasons for the Transaction;
                                        Information About the Transaction
5.  Information About the Registrant    Prospectus Cover Page; Summary;
                                        Comparisons of Some Important
                                        Features; Comparison of Investment
                                        Objectives and Policies; Information
                                        About the Funds
6.  Information About the Company       Prospectus Cover Page; Comparisons of
    Being Acquired                      Some Important Features; Comparison of
                                        Investment Objectives and Policies;
                                        Information About the Funds
7.  Voting Information                  Prospectus Cover Page; Notice of
                                        Special Shareholders Meeting; Voting
                                        Information; Principal Stockholders
8.  Interest of Certain Persons and     None
    Experts
9.  Additional Information Required     Not Applicable
    for Reoffering by Persons Deemed to
    be Underwriters

PART B
10.  Cover Page                         Cover Page of Statement of Additional
                                        Information
11.  Table of Contents                  Not Applicable
12.  Additional Information about the   Incorporation of Documents by
     Registrant                         Reference in the Statement of
                                        Additional Information
13.  Additional Information about the   Incorporation of Documents by
     Company being Acquired             Reference in the Statement of
                                        Additional Information
14.  Financial Statements               Incorporation of Documents by
                                        Reference in the Statement of
                                        Additional Information

PART C - OTHER INFORMATION

Part C contains the information required by Items 15-17 under the items set forth in the form.


Dear Shareholder:

      Enclosed is a Notice of Meeting for a Special Shareholders Meeting.
The Meeting has been called for April 9, 1999 at 3:00 p.m. Pacific time, at the offices of Franklin Investors Securities Trust at 777 Mariners Island Blvd., San Mateo, CA 94404. The accompanying Proxy Statement/Prospectus describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND

                       RETURN THE ENCLOSED PROXY CARD!

      This meeting is critically important. You are being asked to consider and approve a Plan of Reorganization which would result in your shares of the Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Fund") being exchanged for those of a fund called the Franklin Adjustable U.S. Government Securities Fund (the "Adjustable USG Fund"). If shareholders approve the proposal, you will receive shares of Adjustable USG Fund equal in value to your investment in shares of the Adjustable Rate Fund. You will no longer be a shareholder of the Adjustable Rate Fund, and you will instead be a shareholder of Adjustable USG Fund.

      The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

      The transaction is being proposed because the projected growth in assets of Adjustable Rate Fund is not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. Adjustable USG Fund has investment objectives and investment policies substantially similar to Adjustable Rate Fund's, as outlined in the combined proxy statement and prospectus. Adjustable USG Fund is administered by Franklin Advisers, Inc., the current administrator of Adjustable Rate Fund. The underlying investment portfolios for both Funds are also managed by the same team of managers within Franklin Advisers, Inc. Adjustable USG Fund is a larger fund that should be better able to diversify its investments and to obtain certain savings in costs for shareholders.

      Please take the time to review this document and VOTE NOW!

            o To ensure that your vote is counted, indicate your position on the enclosed proxy card.

            o  Sign and return your card promptly.

            o If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

      Thank you for your attention to this matter.

                                    Sincerely,


                                  /s/ Deborah R. Gatzek
                                      Secretary




                               PRELIMINARY COPY
                     FRANKLIN INVESTORS SECURITIES TRUST
                          777 Mariners Island Blvd.
                             San Mateo, CA 94404

                    NOTICE OF SPECIAL SHAREHOLDERS MEETING
                         To Be Held on April 9, 1999

To the Shareholders of Franklin Adjustable Rate Securities Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders Meeting of the Franklin Investors Securities Trust (the "Trust") will be held at the offices of the Trust, 777 Mariners Island Blvd., San Mateo, CA 94404 on April 9, 1999 at 3:00 p.m. Pacific time. The Meeting is being called for the following reasons:

      1. To approve or disapprove a Plan of Reorganization between the Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Fund") and the Franklin Adjustable U.S. Government Securities Fund (the "Adjustable USG Fund") that provides for: (i) the acquisition of substantially all of the assets of Adjustable Rate Fund in exchange for shares of Adjustable USG Fund,
(ii) the distribution of shares of Adjustable USG Fund to the shareholders of shares of Adjustable Rate Fund, and (iii) the liquidation and dissolution of Adjustable Rate Fund.

      2. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

      The transaction contemplated by the Plan of Reorganization is described in the attached Prospectus/Proxy Statement. A copy of the Plan of Reorganization is attached as Exhibit A thereto.

      Shareholders of record as of the close of business on January 29, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                    By Order of the Board of Trustees,


                                   /s/ Deborah R. Gatzek
                                       Secretary

February 16, 1999

      IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY SO THAT A QUORUM MAY BE ENSURED.



                   COMBINED PROXY STATEMENT AND PROSPECTUS

When reading this Proxy/Prospectus Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                              TABLE OF CONTENTS

COVER PAGE                                                              PAGE
SUMMARY
      On what proposal am I being asked to vote?
      What are the general tax consequences of the Transaction?
COMPARISONS OF SOME IMPORTANT FEATURES
      How do the investment objectives and policies of the two Funds compare? Who manages the two Funds?
      What are the fees and expenses of each Fund and what might they be
      after the   Transaction?
      Where can I find more financial information about the two Funds?
      What are other key features of the two Funds?
            Transfer Agency, Custody and Administrative Services
            Fees and Expenses
            Distribution Services
            Purchases and Redemptions
            Dividends and Distributions
      What are the risks of an investment in Adjustable USG Fund?
            Master/Feeder Fund Structure
            Interest Rates
            Mortgage Securities, Adjustable Rate Securities, and
 Asset-Backed Securities
REASONS FOR THE TRANSACTION
INFORMATION ABOUT THE TRANSACTION
      How will the Transaction be carried out?
      Who will pay the expenses of the Transaction?
      What are the tax consequences of the Transaction?
      What should I know about the Class I Shares of the Adjustable USG Fund? What are the capitalizations of the two Funds and what might the capitalization be after the Transaction?
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES
      Are there any significant differences between the investment objectives and strategies of the two Funds?
      How do the investment policies of the two Funds compare?
      What are the fundamental investment restrictions of the two Funds? VOTING INFORMATION
      How many votes are necessary to approve the Agreement and Plan?
      How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting?
      Who is entitled to vote?
      What other solicitations will be made?
      Are there dissenters' rights?
INFORMATION ABOUT THE FUNDS
PRINCIPAL STOCKHOLDERS
GLOSSARY
      USEFUL TERMS AND DEFINITIONS




                               PRELIMINARY COPY

                   COMBINED PROXY STATEMENT AND PROSPECTUS

                           Dated February ___, 1999

                         Acquisition of the Assets of
                  FRANKLIN ADJUSTABLE RATE SECURITIES FUND,
               a series of Franklin Investors Securities Trust

                       By and in exchange for Shares of
             FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND, a series of the Franklin Investors Securities Trust


      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders Meeting (the "Meeting") to approve or disapprove a Plan of Reorganization (the "Plan"). If shareholders vote to approve the Plan, the net assets of the Franklin Adjustable Rate Securities Fund ("Adjustable Rate Fund") will be acquired by and in exchange for shares of Franklin Adjustable U.S. Government Securities Fund ("Adjustable USG Fund"). The Meeting will be held at the principal offices of Franklin Investors Securities Trust (the "Trust") at 777 Mariners Island Blvd. San Mateo, CA 94403-7777 on April 9, 1999 at 3:00 p.m. Pacific time. The Board of Trustees of the Trust is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about February 16, 1999.

      If the shareholders vote to approve the Plan, you will receive shares of Adjustable USG Fund equal in value to your investment in shares of Adjustable Rate Fund. Adjustable Rate Fund will then be liquidated.

      Like Adjustable Rate Fund, Adjustable USG Fund is a diversified series of the Trust, an open-end management investment company. Adjustable USG Fund's investment objective is to seek a high level of income, consistent with a low volatility of principal. The Adjustable USG Fund seeks to achieve its objective by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio"). The Mortgage Portfolio, which has the same investment objective as the Adjustable USG Fund, seeks to achieve its investment objective by investing at least 65% of its total assets in adjustable rate mortgage securities or other securities collateralized by or representing an interest in mortgages (collectively, "Mortgage Securities") and having interest rates that reset at periodic intervals. All mortgage securities that the Mortgage Portfolio invests in are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      This Prospectus/Proxy Statement gives the information about the shares of Adjustable USG Fund that you should know before investing. You should retain it for future reference. The prospectus of Adjustable USG Fund and Adjustable Rate Fund dated March 1, 1998, as supplemented, is attached to, and considered a part of, this Prospectus/Proxy Statement. You may find more information about Adjustable USG Fund, Adjustable Rate Fund, the Trust and the proposed reorganization in the following documents. You may request a free copy of each document by calling 1-800-DIAL-BEN(R) or by writing the Fund at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777.

        o The Statement of Additional Information dated February ___, 1999, relating to this Prospectus/Proxy Statement

        o Adjustable USG Fund's and Adjustable Rate Fund's Prospectus, as supplemented, and their Statement of Additional Information dated March 1, 1998

        o The Trust's Annual Report for the fiscal year ended October 31, 1997 and its Annual Report for the fiscal year ended October 31, 1998

      Each of these documents is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference herein.

      As with other funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus/proxy statement. Any representation to the contrary is a criminal offense.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



                                   SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A) and the Prospectus of the Adjustable USG Fund and Adjustable Rate Fund (attached as Exhibit B).

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

      At a meeting held on December 15, 1998, the Board of Trustees of the Trust approved the Plan (attached as Exhibit A) and recommended that shareholders of the Adjustable Rate Fund vote to approve the Plan. If shareholders vote to approve the Plan, the Adjustable Rate Fund's net assets will be transferred to the Adjustable USG Fund, in exchange for an equal value of shares of Adjustable USG Fund. The shares of Adjustable USG Fund will then be distributed to Adjustable Rate Fund's shareholders and Adjustable Rate Fund will be liquidated. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Adjustable Rate Fund and will become a shareholder of Adjustable USG Fund. This exchange will occur on the Closing Date of the Transaction.

      Adjustable USG Fund, like the Adjustable Rate Fund, is a series of the Trust, which is a mutual fund in the Franklin Templeton Group of Funds. It is administered by Franklin Advisers, Inc. It has investment objectives and policies which are substantially similar but not identical to those of the Adjustable Rate Fund. For the reasons set forth in the "Reasons for the Transaction" section, the Board of Trustees of the Trust has determined that the Transaction is in the best interests of the shareholders of both Funds. The Board of Trustees concluded that no dilution in value would result to the shareholders of either Fund as a result of the Transaction.


                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                           VOTE TO APPROVE THE PLAN



WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

      It is expected that shareholders of Adjustable Rate Fund will not recognize any gain or loss for federal income tax purposes, as a result of the exchange of their shares for shares of Adjustable USG Fund. However, you should consult your tax advisor regarding the effect, if any, of the Transaction regarding your individual circumstances. In addition, you should consult your tax advisor about state and local tax consequences. For further information about the tax consequences of the Transaction, please see the "Information About the Transaction - What are the consequences of the Transaction?"


                       COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE TWO FUNDS COMPARE?

      The investment objectives of the Adjustable USG Fund and the Adjustable Rate Fund are the same: both seek a high level of current income, consistent with lower volatility of principal. The Adjustable USG Fund seeks to achieve its investment objective by investing all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio").
The Adjustable Rate Fund seeks to achieve its investment objective by investing all of its assets in shares of the Adjustable Rate Securities Portfolio (the "Securities Portfolio"). The investment objective of each underlying portfolio is the same as the Funds'.

      The Mortgage Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in adjustable rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities") and having interest rates that reset at periodic intervals. The Mortgage Portfolio will only invest in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      Similarly, the Securities Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in mortgage securities, including ARMS, issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, and other adjustable-rate asset-backed securities (collectively "ARS"). Unlike the Mortgage Portfolio, the Securities Portfolio may invest in ARMS issued by private institutions, such as commercial banks, savings and loan institutions, insurance companies, private mortgage insurance companies, mortgage bankers, mortgage conduits of investment banks, finance companies, real estate companies, private corporations and others, as long as they are consistent with the Securities Portfolio's investment objective.

      In addition, both the Mortgage Portfolio and the Securities Portfolio may invest up to 35% of total assets in (a) notes, bonds, and discount notes of the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Small Business Administration; (b) obligations of or guaranteed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such obligations; (c) time and savings deposits (including CDs) in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation; and (d) with respect to the Securities Portfolio only, asset-backed and mortgage-backed securities issued by private and government entities.

      For further information about the investment objectives and policies of the two funds, see "Comparison Of Investment Objectives and Policies."

WHO MANAGES THE TWO FUNDS?

      The management of the business and affairs of both Funds is the responsibility of the Board of Trustees. Both the Adjustable USG Fund and the Adjustable Rate Fund are series of the Trust, an open-end management investment company, commonly referred to as a "mutual fund." The Trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

      Franklin Advisers, Inc. ("Advisers") manages the assets of both the Mortgage Portfolio and Securities Portfolio in which the Adjustable USG Fund and Adjustable Rate Fund, respectively, invest. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"). Resources is a publicly owned holding company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 168 U.S. based funds or series. Together, they have over $216 billion in assets under management for more than 6 million U.S. mutual fund shareholder and other accounts. Resources' principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares.

      The team responsible for the day-to-day management of the Funds, Mortgage Portfolio and Securities Portfolio is T. Anthony Coffey, Roger Bayston and Jack Lemein. Information regarding these individuals and their business experience for the last five years is given in the accompanying prospectus of the Adjustable USG Fund and the Adjustable Rate Fund, under the heading "Who Administers the Fund?"

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?




                           PRO FORMA FEE TABLE FOR
                 ADJUSTABLE RATE FUND AND ADJUSTABLE USG FUND
               FOR THE 12 MONTH PERIOD ENDED [OCTOBER 31, 1998]

                                                    ACTUAL
                                     ADJUSTABLE   ADJUSTABLE     PRO FORMA
                                        RATE          USG          AFTER
                                        FUND          FUND      TRANSACTION
                                     (UNAUDITED)  (UNAUDITED)   (UNAUDITED)
SHAREHOLDER TRANSACTION EXPENSES*

      Maximum Sales Charge (as a
      percentage of Offering Price)...  2.25%        2.25%         2.25%
      Paid at time of purchase1.......  2.25%        2.25%         2.25%
      Paid at redemption2.............  None         None          None
      Exchange Fee (per transaction)3  $5.00        $5.00         $5.00


ANNUAL FUND OPERATING EXPENSES
(as percentage of average net
assets at [DATE]:
      Management and Administration
       Fees4 .........................  0.50%        0.50%         0.50%
      Rule 12b-1 Fees5 ...............  0.25%        0.25%         0.25%
      Other Expenses..................  0.28%        0.18%         0.18%
      Total Fund Operating Expenses...  1.03%        0.93%         0.93%

* IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

1 THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE.

2 A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY APPLY TO PURCHASES OF $1
  MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CDSC MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. SEE "HOW DO I SELL SHARES? - CONTINGENT DEFERRED SALES CHARGE" IN THE FUNDS' PROSPECTUS FOR DETAILS.

3 $5.00 FEE FOR BOTH FUNDS IS ONLY FOR MARKET TIMERS AS DEFINED IN THE
  GLOSSARY AND UNDER "EXCHANGE PRIVILEGE" IN THE FUNDS' PROSPECTUS. WE PROCESS ALL OTHER EXCHANGES WITHOUT A FEE.

4 FOR THE PERIOD SHOWN, ADVISERS AGREED IN ADVANCE TO LIMIT ITS MANAGEMENT
  FEES. WITH THIS REDUCTION, MANAGEMENT FEES OF THE SECURITIES PORTFOLIO AND MORTGAGE PORTFOLIO WERE 0.21% AND 0.23%, RESPECTIVELY, AND ADMINISTRATION FEES OF THE FUNDS WERE 0.10%. TOTAL OPERATING EXPENSES OF THE ADJUSTABLE RATE FUND AND THE ADJUSTABLE USG FUND WERE 0.84% AND 0.76%, RESPECTIVELY.

5 THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE
  LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE NASD'S RULES.

EXAMPLE:

  Assume the annual return for each class is 5% and operating expenses are as described above. For each $10,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

                                     1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                     ------    -------    -------   --------
Adjustable Rate Fund                 $328**      $545      $781      $1,456
Adjustable USG Fund                  $318**      $515      $728      $1,.342
Pro Forma Adjustable USG Fund
(after proposed transaction)         $318**      $515      $728      $1,.342

**Assumes a Contingent Deferred Sales Charge will not apply.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE TWO FUNDS?

      The current prospectus of the Adjustable USG Fund and Adjustable Rate Fund contains further financial information regarding per share income and capital charges, under the heading "Financial Highlights."

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      MASTER/FEEDER FUND STRUCTURE. The Funds' structure, whereby they invest all of their assets in a corresponding Portfolio, is sometimes known as a "Master/Feeder Fund Structure." This is a relatively new format that often results in certain operational and other complexities. The Franklin organization was one of the first mutual fund complexes in the country to implement this structure, and the Board does not believe the additional complexities outweigh the potential benefits to be gained by shareholders.

      The Funds' investment of all of their assets in a corresponding Portfolio was previously approved by shareholders of each Fund. Whenever a Fund, as an investor in the corresponding Portfolio, is asked to vote on a matter relating to the Portfolio, such Fund will hold a meeting of shareholders and will cast its votes in the same proportion as such Fund's shareholders have voted.

      The Franklin Templeton Funds have one other fund that invests in the Mortgage Portfolio. It is designed for institutional investors only. In the future, other funds may be created that may likewise invest in the Portfolios, or existing funds may be restructured so that they may invest in the Portfolios.

      INVESTMENT MANAGEMENT, ADMINISTRATOR, AND FEES -- Advisers is the investment manager for both the Mortgage Portfolio and Securities Portfolio. Under its management agreement each Portfolio pays Advisers a management fee equal to an annual rate of 40/100 of 1% of average daily net assets up to and including $5 billion; 35/100 of 1% of net assets in excess of $5 billion up to and including $10 billion; 33/100 of 1% of net assets in excess of $10 billion up to and including $15 billion; and 30/100 of 1% of net assets in excess of $15 billion. The fee is computed at the close of business on the last business day of each month.

      Advisers also serves as administrator for both Adjustable USG Fund and Adjustable Rate Fund. Under its administration agreement, each Fund pays Advisers an administration fee equal to an annual rate of 10/100 of 1% of the value of the Fund's average daily net assets up to and including $5 billion; 9/100 of 1% of net assets in excess of $5 billion up to and including $10 billion; and 8/100 of 1% of net assets in excess of $10 billion. The fee is computed at the close of business of the last business day of each month.

      TRANSFER AGENCY AND CUSTODY SERVICES -- Both Funds receive shareholder accounting and other clerical services from Investor Services, Inc. ("Investor Services") in its capacity as transfer agent and dividend paying agent. Investor Services is a wholly-owned subsidiary of Resources.

      Bank of New York, located at 90 Washington Street, New York, New York, 10286, acts as custodian for the cash, securities and other assets of the Adjustable USG Fund and the Adjustable Rate Fund.

      DISTRIBUTION SERVICES -- Pursuant to an underwriting agreement, Franklin/Templeton Distributors, Inc. ("Distributors") acts as principal underwriter in a continuous public offering of shares of both the Adjustable USG Fund and the Adjustable Rate Fund. The Board of Trustees has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund. Under the distribution plans each Fund may pay up to a maximum of 0.25% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares. Distributors pays the expenses of the distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

      In addition to the payments that Distributors or others are entitled to under the plans, the plans also provide that to the extent the Funds, Advisers or Distributors or other parties on behalf of the Funds, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

      OPERATING EXPENSES -- The ratio of operating expenses to average net assets for the Adjustable USG Fund for its most recent fiscal year ended October 31, 1998 was 0.76%. The ratio of operating expenses for the Adjustable Rate Fund for its most recent fiscal year ended October 31, 1998 was 0.84%.

      PURCHASES AND REDEMPTIONS -- Each Fund sells its shares on a continuous basis at the current Offering Price. The current Offering Price is equal to the Fund's net asset value plus any applicable sales charge. The maximum front-end sales charge for the Adjustable USG Fund and the Adjustable Rate Fund is 2.25%. The sales charge is reduced on sales of $100,000 or more. Additionally, there are no sales charges on investments of $1 million or more for either Fund. A contingent deferred sales charge of 1% may apply to purchases of $1 million or more if you sell the shares of either Fund within one year.

      Both Funds require a minimum initial investment of $1,000 and subsequent investments of at least $50. The minimums may be waived when shares are purchased through retirement plans. Shares of both Funds may be redeemed at their respective net asset value per share. Shares of each Fund may be exchanged for shares of other Franklin Templeton Funds, subject to certain restrictions. Additional information and specific instructions explaining how to purchase and redeem shares of the Adjustable USG Fund and the Adjustable Rate Fund are outlined in the current prospectus of the Funds, under the heading "About Your Account." The prospectus for the Funds also lists phone numbers for you to call if you have any questions regarding your account, under the heading "What If I Have Questions About My Account?"

      DIVIDENDS AND DISTRIBUTIONS -- Both Funds distribute substantially all of their net investment income and net capital gains to their shareholders. Such distributions are normally taxable to shareholders as income or capital gains. Each Fund notifies its shareholders annually of the amount and nature of such income or gains.

      The Adjustable USG Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month. The Adjustable Rate Fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. Capital gains, if any, may be distributed annually by each Fund, usually in December. Both Funds automatically reinvest dividend and capital gains distributions in additional shares of each respective Fund, unless you select a different option.

WHAT ARE THE RISKS OF AN INVESTMENT IN THE ADJUSTABLE USG FUND?

      As with most investments, investments in the Adjustable USG Fund and Adjustable Rate Fund involve risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. Because the investment objectives and policies of the Adjustable USG Fund and the Adjustable Rate Fund are substantially similar, the investment risks associated with an investment in the Adjustable USG Fund are generally the same as those of the Adjustable Rate Fund. There are, however, some distinctions in the investment program of the Adjustable USG Fund and the Adjustable Rate Fund. For example, the Adjustable USG Fund seeks to achieve its investment objective by investing all of its investable assets in the Mortgage Portfolio which will substantially invest in mortgage securities that are only issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Adjustable Rate Fund seeks to achieve its investment objective by investing all of its investable assets in the Securities Portfolio which invests in a broader range of adjustable rate and mortgage securities, including privately-issued mortgage securities and pass-through pools. For information about the investment objectives and policies of the two Funds, see "Comparison of Investment Objectives and Policies."

      MASTER/FEEDER FUND STRUCTURE. An investment in each Fund may be subject to certain risks due to each Fund's structure. These risks include the potential that if other shareholders, if any, in the underlying Mortgage Portfolio or Securities Portfolio, as applicable, sell their shares, the corresponding Fund's expenses may increase or the economies of scale that have been achieved as a result of the structure may diminish. Institutional investors in an underlying Portfolio that have a greater pro rata ownership interest in such Portfolio than the corresponding Fund could also have effective voting control over the operation of that Portfolio. Furthermore, if a Portfolio changes its objective or any of its fundamental policies and shareholders of the corresponding Fund do not approve the change for the Fund, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies.

      INTEREST RATES. Changes in interest rates will affect the value of the Mortgage Portfolio and the Securities Portfolio and thus the corresponding Fund's portfolio and their share prices. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of each Portfolio and the corresponding Fund's shares. Interest rates have increased and decreased in the past, and these changes are unpredictable.

      MORTGAGE SECURITIES. The mortgage securities in which the Mortgage Portfolio and the Securities Portfolio invest differ from conventional bonds in that principal is paid over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal its receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk" than ARMS.

      The market value of mortgage securities will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. An unexpected rise in interest rates could extend the life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. ARMS, however, have less risk of a decline in value during periods of rapidly rising rates but, like other mortgage securities, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security.

      To the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. If mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

      Some of the CMOs in which the Mortgage Portfolio and the Securities Portfolio may invest have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

      With respect to pass-through mortgage pools issued by private issuers, there is no assurance that private issuers of the securities will be able to meet their obligations. Although the market for privately issued mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Mortgage Portfolio may not invest in the private issuer pass-through mortgage assets that are available to the Securities Portfolio. These securities are subject to the Securities Portfolio's limit with respect to illiquid investments.

      ADJUSTABLE RATE SECURITIES. The Mortgage Portfolio (and therefore, the Adjustable USG Fund) only invests in ARS that are collateralized by or represent an interest in underlying mortgages (i.e., ARMS), however, the Securities portfolio (and therefore the Adjustable Rate Fund) invests in a broader range of ARS that include both ARMS and non-mortgage debt securities. As indicated above, the interest rate reset features of ARS held by the Securities Portfolio will reduce the effect on the Securities Portfolio's net asset value per share caused by changes in market interest rates. The market value of ARS and therefore, the Securities Portfolio's and Adjustable Rate Fund's net asset value may vary, however, to the extent that the current interest rate on ARS differs from market interest rates during periods between the interest rate reset dates. These variations in value occur inversely to changes in the market interest rates. Thus, if market interest rates rise above the current rates on the securities, the value of the securities will decrease, and if market interest rates fall below the current rate on the securities, the value of the securities will rise. The longer the adjustment intervals of ARS held by the Securities Portfolio, the greater the potential for fluctuations in the Securities Portfolio's and Adjustable Rate Fund's net asset value.

      ASSET-BACKED SECURITIES. The Mortgage Portfolio does not invest in asset-backed securities and therefore the risks associated with those securities are not present in the Adjustable USG Fund. Asset-backed securities entail certain risks not present with mortgage-backed securities, because they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal customer credit laws give debtors the right to set off certain amounts owned on credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

      Investments in fixed-rate securities generally decline in value during periods of rising interest rates and increase in value when interest rates fall. To the extent the Portfolios invest in fixed-rate securities, the value of the Portfolios' and thus the Funds' shares will be more sensitive to interest rate changes than if the Portfolios were fully invested in adjustable-rate securities.

                            REASONS FOR THE TRANSACTION

      The Board of Trustees of the Franklin Investors Securities Trust, on behalf of the Adjustable Rate Fund and the Adjustable USG Fund, recommends the Transaction in order to combine the Adjustable Rate Fund with the larger Adjustable USG Fund. The larger Adjustable USG Fund should be better able to diversify its investments and to obtain certain savings in costs for Adjustable Rate Fund and its shareholders. The Board of Trustees recommends the Transaction in order to combine two similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

      Because of the relatively low demand for Adjustable Rate Fund, Advisers recommended to the Board of Trustees that Adjustable Rate Fund's assets be sold to a larger fund that has similar investment objectives and policies.

      The Plan was presented to Adjustable Rate Fund's Board of Trustees at a meeting held on December 15, 1998. At the meeting the Board questioned management about the potential benefits and costs to shareholders of the Funds. In deciding whether to recommend approval of the Transaction to shareholders, the Board considered, among other things: the expense ratios of Adjustable Rate Fund and Adjustable USG Fund; the comparative investment performance of Adjustable Rate Fund and Adjustable USG Fund; the compatibility of the investment objectives, policies, restrictions and portfolios of Adjustable Rate Fund with Adjustable USG Fund; the tax consequences of the Transaction; and the significant experience of Advisers. During the course of its deliberations, the Board of Trustees also considered that the expenses of the Transaction will be shared equally by Adjustable Rate Fund, Adjustable USG Fund and Advisers.

      The Board of Trustees concluded that the Transaction is in the best interests of the shareholders of both Funds and that no dilution of value would result to the shareholders of either Fund from the Transaction. It then decided to approve the Plan and to recommend that shareholders of Adjustable Rate Fund vote to approve the Transaction. (As required by law, the Trustees approving the Plan included a majority of the Trustees who are not interested persons of the Trust.)

      The Board's conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund, the Adjustable USG Fund. This larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Generally, a fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicate costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transaction.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PLAN. If the Plan is not approved, the Board of Trustees will consider other possible courses of action for the Adjustable Rate Fund, including dissolution and liquidation.


                         INFORMATION ABOUT THE TRANSACTION

      This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of Adjustable Rate Fund approve the Plan, the Transaction will take place after the Funds satisfy various conditions, including the delivery of certain documents. Adjustable USG Fund and Adjustable Rate Fund will agree on a specific date for the actual Transaction to take place. This is called the Closing Date. If the shareholders of Adjustable Rate Fund do not approve the Plan, the Transaction will not take place.

      If the shareholders approve the Plan, Adjustable Rate Fund will deliver to Adjustable USG Fund substantially all of its assets on the Closing Date. In exchange, Adjustable Rate Fund will receive shares of Adjustable USG Fund which have a value equal to the dollar value of the assets delivered to Adjustable USG Fund. The stock transfer books of Adjustable Rate Fund will be permanently closed as of 1:00 p.m. Pacific time on the Closing Date. Adjustable Rate Fund only will accept requests for redemption received in proper form before 1:00 p.m. on the Closing Date. Requests received after that time will be considered requests to redeem shares of Adjustable USG Fund.

      To the extent permitted by law, the Funds may agree to amend the Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Adjustable Rate Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction will be split equally by the following three parties: Adjustable Rate Fund, Adjustable USG Fund and Advisers. As described above, Advisers is the investment adviser for the Funds involved in the Transaction.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Adjustable Rate Fund and Adjustable USG Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Funds, that shareholders of Adjustable Rate Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Adjustable Rate Fund for shares of Adjustable USG Fund and that Adjustable USG Fund will not recognize any gain or loss upon receipt of the assets of the Adjustable Rate Fund.

      You should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser as to state and local tax consequences, if any, of the Transaction, because the above discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT SHARES OF ADJUSTABLE USG FUND?

      Shares of Adjustable USG Fund will be distributed to shareholders of the Adjustable Rate Fund. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of Adjustable USG Fund. The shares of Adjustable USG Fund will be recorded electronically in each shareholder's account. Adjustable USG Fund will then send a confirmation to each shareholder. As described in its prospectus, Adjustable USG Fund does not issue share certificates unless requested. Former shareholders of the Adjustable Rate Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the Adjustable USG Fund until the certificates have been returned.

      Both Adjustable Rate Fund and Adjustable USG Fund have non-cumulative voting rights. This gives the holders of more than 50% of the shares voting the ability to elect 100% of the Trustees.

      Like Adjustable Rate Fund, Adjustable USG Fund does not routinely hold annual shareholders meetings.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth as of October 31, 1998 (i) the capitalization of Adjustable Rate Fund, (ii) the capitalization of Adjustable USG Fund, and (iii) the pro forma capitalization of Adjustable USG Fund as adjusted to give effect to the proposed Transaction. The capitalization of Adjustable USG Fund is likely to be different when the Transaction is consummated.

                           ADJUSTABLE   ADJUSTABLE      ADJUSTABLE
                           RATE FUND     USG FUND        USG FUND -
                                                         PRO FORMA
                                                           AFTER
                                                       REORGANIZATION
                                                        (UNAUDITED)

Net assets..               $28,892,380  $298,297,591    $327,189,971
Shares outstanding           2,903,576    31,854,776      34,941,569
Net asset value per share        $9.95         $9.36           $9.36




               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      This section describes key investment policies of the Adjustable USG Fund and the Adjustable Rate Fund, and certain noteworthy differences between the investment objectives and policies of the two Funds. For a complete description of the Funds' investment policies and risks please review the prospectus dated March 1, 1998, which is attached to this Prospectus/Proxy Statement (Exhibit B).

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE TWO FUNDS?

      Both the Adjustable USG Fund's and the Adjustable Rate Fund's investment objective is to seek a high level of current income, consistent with lower volatility of principal. The Adjustable USG Fund seeks to achieve its investment objective by investing all of its assets in the Mortgage Portfolio. The Adjustable Rate Fund seeks to achieve its investment objective by investing all of its assets in shares of the Securities Portfolio. The investment objective of each Portfolio is the same as the Funds'.

      The Mortgage Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in adjustable rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities") and having interest rates that reset at periodic intervals. The Mortgage Portfolio will only invest in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      The Securities Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in mortgage securities including ARMS, issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, and other adjustable-rate asset-backed securities (collectively "ARS") which have interest rates that reset at periodic intervals. The Securities Portfolio may invest in ARMS issued by private institutions, such as commercial banks, savings and loan institutions, insurance companies, private mortgage insurance companies, mortgage bankers, mortgage conduits of investment banks, finance companies, real estate companies, private corporations and others, as long as they are consistent with the Securities Portfolio's investment objective. The Securities Portfolio will only invest in securities rated at least AA by S&P(R) or Aa by Moody's. The Securities Portfolio may also invest in unrated securities if the Adviser determines that they are of comparable quality to the ratings above.

      The Mortgage Portfolio and the Securities Portfolio may also invest up to 35% of their respective total assets in (a) notes, bonds, and discount notes of the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Small Business Administration; (b) obligations of or guaranteed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such obligations; (c) time and savings deposits (including CDs) in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation; and (d) with respect to the Securities Portfolio only, asset-backed and mortgage-backed securities issued by private and government entities. Investments in time deposits such investments will not exceed 10% of the Portfolio's total assets.

HOW DO THE INVESTMENT POLICIES OF THE PORTFOLIOS COMPARE?

      In seeking to achieve their investment objectives and those of the Funds, both the Mortgage Portfolio and Securities Portfolio invest a substantial percentage of their assets in mortgage securities. In addition to mortgage securities, both Portfolios also invest in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and multi-class pass-throughs. The primary difference between the Adjustable USG Fund and Adjustable Rate Fund is the broader range of adjustable rate securities that the Securities Portfolio may invest in as compared to the Mortgage Portfolio. Specifically, the Securities Portfolio will invest primarily in adjustable rate mortgage securities and may invest in stripped mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, floaters and asset-backed securities. In addition, the Securities Portfolio is able to invest in a broad range of mortgage securities which include mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or private institutions in contrast to the Mortgage Portfolio which only invests in mortgage securities issued or guaranteed by the U.S. governments, its agencies or instrumentalities.

      The Securities Portfolio may invest in both rated and unrated securities, while the Mortgage Portfolio is limited to mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Securities Portfolio will invest in securities rated at least AA by S&P(R) or Aa by Moody's, as well as unrated securities if determined by Advisers to be of comparable quality. Both Portfolios may engage in covered and uncovered mortgage dollar rolls, repurchase agreements and when-issued and delayed-delivery transactions. Each Portfolio will engage in when-issued and delayed-delivery securities for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage. The Portfolios are not subject to any percentage limitation on the amount of assets that may be invested in when-issued purchase obligations.

      For temporary defensive purposes, both Portfolios may invest up to 100% of their assets in U.S. government securities, certificates of deposit of banks having total assets in excess of $5 billion, and repurchase agreements.

      To generate additional income, both Portfolios may lend their portfolio securities if such loans do not exceed 10% of the value of the Portfolio's total assets at the time of the most recent loan. In addition, both Portfolios may also invest up to 10% of their total assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Portfolio has valued them.

      The Securities Portfolio may increase its investment portfolio through borrowing in amounts up to 33 1/3% of its total assets. When the Securities Portfolio leverages its assets in this manner, the Portfolio's net asset value may increase or decrease at a greater rate than if the Portfolio was not leveraged. Conversely, the Mortgage Portfolio may only borrow money for temporary or emergency purposes from banks in an amount up to 20% of total asset value. The Mortgage Portfolio is not permitted to make additional purchases of investment securities while its borrowings are in excess of 5% of total assets. The Adjustable USG Fund and Adjustable Rate Fund may only borrow for temporary or emergency purposes from banks in an amount up to 20% of the Fund's total asset value.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

      Both the Funds have adopted certain investment restrictions governing their activities. Unless otherwise noted, these restrictions cannot be changed without shareholder approval. Many of the restrictions are the same for both Funds, although there are differences as described below. If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the following restrictions.

      The Funds may not borrow money or mortgage or pledge any of the assets of the Trust, except that each Fund may borrow (and pledge assets therefor) for temporary or emergency purposes from banks in an amount up to 20% of its total asset value.

      The Funds may not buy any securities on "margin" or sell any securities "short." In addition, both Funds are restricted from acting as an underwriter of securities issued by other persons, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

      The Funds may not lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities, and except that securities of each Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of that Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

      Both Funds are limited in the extent to which they may purchase the securities of any single issuer. The Funds may not invest more than 5% of the value of their respective gross assets in the securities of any one issuer (other than obligations of the U.S. ) or own more than 10% of any class of the outstanding voting securities of such issuer, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies. To the extent permitted by exemptions granted under the 1940 Act, the Funds may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates. Additionally, both Funds are restricted from investing in companies for the purpose of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

      The Funds may not purchase from or sell to their officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission, or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees, or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

      The Funds are prohibited from purchasing any securities issued by a corporation which has not been in continuous operation for three years. Calculation of this period includes the operation of a predecessor, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

      Neither of the Funds may acquire, lease or hold real estate.

      The Funds may not invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof or interests in oil, gas or other mineral exploration or development programs.

      The Funds may not issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by the restriction discussing borrowings.

      With respect to investments in other investment companies, the Funds may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies as each respective Fund. In addition, the Funds may invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Funds provided (i) the purchase and redemptions of such money fund shares may not be subject to any purchase or redemption fees, (ii) the investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1 under federal securities laws) and (iii) provided aggregate investments by a Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

      The investment restrictions of the Mortgage Portfolio and the Securities Portfolio are the same as Adjustable USG Fund's and Adjustable Rate Fund's, respectively, except as indicated below and as necessary to reflect the policy of the Funds to invest all their assets in shares of the Mortgage Portfolio or Securities Portfolio.

      The Mortgage Portfolio may not borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value. The Mortgage Portfolio will not purchase additional investment securities while borrowings in excess of 5% of total assets are outstanding. The Securities Portfolio may not borrow money or mortgage or pledge any of its assets in an amount exceeding 33 1/3% of the value of the Securities Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

      Neither the Mortgage Portfolio nor the Securities Portfolio may buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in the Prospectus.

      Neither the Mortgage Portfolio nor the Securities Portfolio may purchase securities of other investment companies, except to the extent permitted by the 1940 Act. To the extent permitted by exemptions which may be granted under the 1940 Act, the Mortgage Portfolio and the Securities Portfolio may invest in shares of one or more money market funds managed by Advisers or its affiliates.


                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?

      The affirmative vote of the holders of a majority of the total number of shares of Adjustable Rate Fund outstanding and entitled to vote is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Adjustable Rate Fund held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      You can vote in any one of four ways:

      o   By mail, with the enclosed proxy card.
      o   In person at the Meeting.
      o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/733-8481, ext. 420 or faxing your completed ballot to SCC at 1-800/733-1885.

A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted IN FAVOR of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

CAN I REVOKE MY PROXY?

      Yes. You may revoke your proxy at any time before it is voted (i) by sending a written notice to Adjustable Rate Fund expressly revoking your proxy, (ii) by signing and forwarding to Adjustable Rate Fund a later-dated proxy, or (iii) by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matters legally come before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of Adjustable Rate Fund at the close of business on January 29, 1999 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were ______________ outstanding shares of Adjustable Rate Fund. Under relevant state law and the Trust's charter documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved.

WHAT OTHER SOLICITATIONS WILL BE MADE?

      Adjustable Rate Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Adjustable Rate Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Adjustable Rate Fund and Adjustable USG Fund, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. Adjustable Rate Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses ranging between $4,277 and $5,272. The costs of any such additional solicitation and of any adjourned session will be shared equally by Adjustable Rate Fund, Adjustable USG Fund and Advisers.

ARE THERE DISSENTERS' RIGHTS?

            No. It is the position of the Division of Investment Management of the SEC that shareholders of Adjustable Rate Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two series of an open-end investment company registered under the 1940 Act. Although no dissenters' rights may be available, you have the right to redeem your shares at net asset value until the Closing Date. After the Closing Date, you may redeem your Adjustable USG Fund shares or exchange them into shares of certain other funds in the Franklin Templeton Funds, subject to the terms of the prospectus of the fund being acquired.


                         INFORMATION ABOUT THE FUNDS

      Information about the Adjustable USG Fund and Adjustable Rate Fund is included in their current Prospectus dated March 1, 1998 which is attached to, and considered a part of, this Prospectus/Proxy Statement. Additional information about Adjustable USG Fund and Adjustable Rate Fund is included in their SAI dated March 1, 1998, which has been filed with the SEC and is incorporated by reference herein. You may request a free copy of the Funds' SAI and other information by calling 1-800-DIAL-BEN or by writing to the Fund
at 777 Mariners Island Boulevard, San Mateo, CA   94403-7777.  The Funds also
file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940. These materials can be inspected and copied at: the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549, and the Regional Office of the SEC at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036.
Also, copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.


                            PRINCIPAL STOCKHOLDERS

      As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of Adjustable Rate Fund and the Adjustable USG Fund. No person owned (beneficially or of record) 5% or more of the outstanding shares of Adjustable Rate Fund or the Adjustable USG Fund.



GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT -- Investment Company Act of 1940, as amended

ADVISERS -- Franklin Advisers, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94403-7777, Adjustable Rate Fund's and Adjustable USG Fund's administrator and investment manager for the Mortgage Portfolio and Securities Portfolio.

BOARD -- The Board of Trustees of Franklin Investors Securities Trust

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., the principal underwriter of Adjustable USG Fund and Adjustable Rate Fund, located at 777 Mariners Island Boulevard, San Mateo, CA 94404.
FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., the shareholder servicing and transfer agent to Adjustable Rate Fund and Adjustable USG Fund, located at 777 Mariners Island Boulevard, San Mateo, CA 94404

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S -- Moody's Investors Service, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

OFFERING PRICE -- The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 2.25%.

RESOURCES --  Franklin Resources, Inc.

SAI -- Statement of Additional Information

S&P(R) -- Standard & Poor's(R) Corporation

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. -- United States

WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to the Funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources



                          EXHIBITS TO COMBINED PROXY
                           STATEMENT AND PROSPECTUS

EXHIBIT

  A Plan of Reorganization between Franklin Adjustable Rate Securities Fund and Franklin Adjustable U.S. Government Securities Fund.

  B Prospectus dated March 1, 1998, as supplemented January 1, 1999, of Franklin Adjustable U.S. Government Securities Fund and Franklin Adjustable Rate Securities Fund.

  C         Annual Report of Franklin Investors Securities Trust dated
            October 31, 1998.




                                                                     EXHIBIT A
                                      FRANKLIN ADJUSTABLE RATE SECURITIES FUND

                        FORM OF PLAN OF REORGANIZATION

      PLAN OF REORGANIZATION (the "Plan"), made by Franklin Investors Securities Trust (the "Trust") as of this ____ day of ______, 1999, on behalf of its series FRANKLIN ADJUSTABLE RATE SECURITIES FUND ("Adjustable Rate Fund") and FRANKLIN ADJUSTABLE U.S. GOVERNMENT FUND ("Adjustable USG Fund") (collectively, the "Funds"), with principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404.

      The Plan will consist of (i) the acquisition by Adjustable USG Fund of substantially all of the property, assets and goodwill of Adjustable Rate Fund in exchange solely for shares of common stock, par value $0.01 per share, of Adjustable USG Fund ("Adjustable USG Fund Shares"); (ii) the distribution of Adjustable USG Fund Shares to the shareholders of Adjustable Rate Fund according to their respective interests; and (iii) the subsequent dissolution of Adjustable Rate Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                     PLAN

      In order to consummate the Plan and in consideration of the promises and of the covenants hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF ADJUSTABLE RATE FUND.

      (a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust on behalf of Adjustable USG Fund of the number of its Adjustable USG Fund Shares hereinafter provided, the Trust on behalf of the Adjustable Rate Fund agrees that it will convey, transfer and deliver to Adjustable USG Fund at the Closing all of its then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Adjustable Rate Fund's books as liability reserves;
(ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as its Board of Directors shall reasonably deem to exist against Adjustable Rate Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Adjustable Rate Fund's books (hereinafter "Net Assets"). Adjustable Rate Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

      (b) Subject to the terms and conditions of this Plan, and in consideration of such sale, conveyance, transfer, and delivery, the Trust on behalf of Adjustable USG Fund shall at the Closing deliver to Adjustable Rate Fund the number of Adjustable USG Fund Shares, determined by dividing the aggregate Net Assets of Adjustable Rate Fund on the Closing Date by the net asset value per share of Adjustable USG Fund Shares, as of 1:00 P.M. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

      (c) Immediately following the Closing, the Trust shall dissolve the Adjustable Rate Fund and distribute pro rata to its shareholders of record as of the close of business on the Closing Date Adjustable USG Fund Shares received by Adjustable Rate Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust on behalf of the Adjustable USG Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Adjustable USG Fund Shares shall be carried to the [third decimal place]. At the time of merger, all outstanding certificated shares of Adjustable Rate Fund will be deemed canceled. Holders in possession of certificated shares of Adjustable Rate Fund will not be required to surrender their certificates to complete the acquisition by Adjustable USG Fund. After the acquisition, holders may request a certificate representing the number of whole Adjustable USG Fund Shares they own. Certificates for fractional Adjustable USG Fund Shares will not be issued, but shall continue to be carried for the open account of such shareholder.

2.    VALUATION.

      (a) The value of Adjustable Rate Fund's Net Assets to be acquired by Adjustable USG Fund hereunder shall be computed as of 1:00 P.M. Pacific time on the Closing Date using the valuation procedures set forth in Adjustable Rate Fund's currently effective prospectus.

      (b) The net asset value of a share of Adjustable USG Fund shall be determined to the nearest full cent as of 1:00 P.M. Pacific time on the Closing Date using the valuation procedures set forth in Adjustable USG Fund's currently effective prospectus.

      (c) The net asset value of a share of Adjustable Rate Fund shall be determined to the nearest full cent as of 1:00 P.M. Pacific time on the Closing Date using the valuation procedures set forth in Adjustable Rate Fund's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.

      The Closing Date shall be ______________, 1999, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 2:00 P.M. Pacific time on the Closing Date. The Trust on behalf of the Adjustable Rate Fund shall have provided for delivery as of the Closing of those Net Assets to be transferred to the Trust's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, the Trust on behalf of Adjustable Rate Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of its shares and the number of shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 P.M. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. The Trust on behalf of Adjustable USG Fund shall issue and deliver a certificate or certificates evidencing the shares of the Adjustable USG Fund to be delivered to said transfer agent registered in such manner as the Trust on behalf of Adjustable Rate Fund may request, or provide evidence satisfactory to Adjustable Rate Fund that such Adjustable USG Fund Shares have been registered in an account on the books of Adjustable USG Fund in such manner as the Trust on behalf of Adjustable Rate Fund may request.

4.    REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF ADJUSTABLE
RATE FUND.

      The Trust on behalf of the Adjustable Rate Fund represents and warrants to Adjustable USG Fund that:

      (a) Adjustable Rate Fund is a series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on December 22, 1986 and validly existing and in good standing under the laws of that state. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end, management investment company and all its shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), [EXCEPT FOR THOSE SHARES SOLD PURSUANT TO THE PRIVATE OFFERING EXEMPTION FOR THE PURPOSE OF RAISING THE REQUIRED INITIAL CAPITAL.]

      (b) Adjustable Rate Fund is authorized to issue an unlimited number of shares, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.

      (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 199[8], audited by PricewaterhouseCoopers LLP, fairly present the financial position of Adjustable Rate Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Adjustable Rate Fund made available to Adjustable USG Fund and/or its counsel accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Adjustable Rate Fund.

      (e) Adjustable Rate Fund has the necessary power and authority to conduct its business as such business is now being conducted.

      (f) Adjustable Rate Fund is not a party to or obligated under any provision of the Trust's Agreement and Declaration of Trust, By-Laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

      (g) Adjustable Rate Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF ADJUSTABLE USG
FUND.

      The Trust on behalf of Adjustable USG Fund represents and warrants to Adjustable Rate Fund that:

      (a) Adjustable USG Fund is a series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on December 22, 1986, and is validly existing and in good standing under the laws of that state. The Trust is duly registered under the 1940 Act as a diversified, open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, [EXCEPT FOR THOSE SHARES SOLD PURSUANT TO THE PRIVATE OFFERING EXEMPTION FOR THE PURPOSE OF RAISING THE REQUIRED INITIAL CAPITAL.]

      (b) Adjustable USG Fund is authorized to issue an unlimited number of shares, par value $.01 per share, each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Adjustable USG Fund Shares to be issued pursuant to this Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

      (c) At the Closing, Adjustable USG Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Adjustable Rate Fund are presently eligible for offering to the public, and there are a sufficient number of Adjustable USG Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

      (d) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 199[8], audited by PricewaterhouseCoopers LLP, fairly present the financial position of Adjustable USG Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) Adjustable USG Fund has the necessary power and authority to conduct its business as such business is now being conducted.

      (f) Adjustable USG Fund is not a party to or obligated under any provision of the Trust's Agreement and Declaration of Trust, By-Laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

      (g) Adjustable USG Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

6.    REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE FUNDS.

      The Trust on behalf of each Fund represents and warrants that:

      (a) The statement of assets and liabilities to be furnished by the Trust for each of the Funds as of 1:00 P.M. Pacific time on the Closing Date for the purpose of determining the number of Adjustable USG Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect its Net Assets in the case of Adjustable Rate Fund and its net assets in the case of Adjustable USG Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (b) At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (c) Except as disclosed in the current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

      (e) The execution, delivery and performance of this Plan have been duly authorized by all necessary corporate action of the Trust's Board of Trustees on behalf of the Funds, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

      (f) It anticipates consummation of this Plan will not cause the Funds to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each of the fiscal year.

      (g) Each Fund has the necessary power and authority to conduct its business as such business is now being conducted.

7.    COVENANTS OF THE TRUST ON BEHALF OF THE FUNDS.

      (a) The Trust convenants that each Fund will operate their respective businesses as presently conducted between the date hereof and the Closing.

      (b) The Trust covenants that the Adjustable Rate Fund will not acquire the Adjustable USG Fund Shares for the purpose of making distributions thereof to anyone other than Adjustable Rate Fund's shareholders.

      (c) The Trust covenants that, by the Closing, all of the Funds Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (d) At the Closing, the Trust will provide a copy of the shareholder ledger accounts, certified by its transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of the Adjustable Rate Fund as of 1:00 P.M. Pacific time on the Closing Date who are to become shareholders of Adjustable USG Fund as a result of the transfer of assets that is the subject of this Plan.

      (e) The Trust covenants that the Adjustable Rate Fund will mail to each shareholder of record entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (f) The Trust covenants that it will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Adjustable USG Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
At the time the Registration Statement becomes effective, at the time the Trust's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY TRUST ON BEHALF OF THE FUNDS.

      The obligations of the Trust on behalf of the Funds to effectuate this Plan hereunder shall be subject to the following respective conditions:

      (a) That: (i) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Trust and the Funds shall occur prior to the Closing; and (iii) the Trust on behalf of each Fund shall deliver to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (c) That this Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Adjustable Rate Fund at an annual or special meeting or any adjournment thereof.

      (d) That each party shall have declared a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 P.M. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

      (e) That there shall be delivered to the Trust on behalf of Adjustable Rate Fund and Adjustable USG Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of the Trust with regard to matters of fact:

            (1) The acquisition by Adjustable USG Fund of substantially all the assets of Adjustable Rate Fund as provided for herein in exchange for Adjustable USG Fund Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(c) of the Code, and Adjustable Rate Fund and Adjustable USG Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

            (2) No gain or loss will be recognized by Adjustable Rate Fund upon the transfer of substantially all of its assets to Adjustable USG Fund in exchange solely for voting shares of Adjustable USG Fund (Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

            (3) No gain or loss will be recognized by Adjustable USG Fund upon the receipt of substantially all of the assets of Adjustable Rate Fund in exchange solely for voting shares of Adjustable USG Fund (Section 1032(a));

            (4) The basis of the assets of Adjustable Rate Fund received by Adjustable USG Fund will be the same as the basis of such assets to Adjustable Rate Fund immediately prior to the exchange (Section 362(b));

            (5) The holding period of the assets of Adjustable Rate Fund received by Adjustable USG Fund will include the period during which such assets were held by Adjustable Rate Fund (Section 1223(2));

            (6) No gain or loss will be recognized to the shareholders of Adjustable Rate Fund upon the exchange of their shares in Adjustable Rate Fund for voting shares of Adjustable USG Fund (Section 354(a));

            (7) The basis of the Adjustable USG Fund Shares received by Adjustable Rate Fund's shareholders shall be the same as the basis of the shares of Adjustable Rate Fund exchanged therefor (Section 358(a)(1));

            (8) The holding period of Adjustable USG Fund Shares received by Adjustable Rate Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Adjustable Rate Fund's shares surrendered in exchange therefor, provided that Adjustable Rate Fund's shares were held as a capital asset on the date of the exchange (Section 1223(1)); and

            (9) Adjustable USG Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Adjustable Rate Fund described in
Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

      (f) That the Trust on behalf of the Adjustable USG Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Adjustable Rate Fund is a series of the Trust, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on December 22, 1986, and is validly existing and in good standing under the laws of that state;

            (2) Adjustable Rate Fund is authorized to issue an unlimited number of shares, par value, $0.01 per share. Assuming that the initial shares were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Trust, and that all other outstanding shares of Adjustable Rate Fund were sold, issued and paid for in accordance with the terms of Adjustable Rate Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

            (3) The Trust is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Adjustable Rate Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Adjustable Rate Fund, the unfavorable outcome of which would materially and adversely affect Adjustable Rate Fund;

            (5) All corporate actions required to be taken by Trust and/or Adjustable Rate Fund to authorize and effect this Plan contemplated hereby have been duly authorized by all necessary corporate action on the part of the Trust and Adjustable Rate Fund; and

            (6) Neither the execution, delivery nor performance of this Plan by the Trust and/or Adjustable Rate Fund violates any provision of the Trust's Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust and/or Adjustable Rate Fund is a party or by which Adjustable Rate Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and Adjustable Rate Fund and is enforceable against the Trust and/or Adjustable Rate Fund in accordance with its terms.

      In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Adjustable Rate Fund.

      (g) That Adjustable Rate Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Adjustable USG Fund is a series of the Trust, organized as a business trust under the laws of the Commonwealth of Massachusetts on December 22, 1986, and is validly existing and in good standing under the laws of that state;

            (2) Adjustable USG Fund is authorized to issue an unlimited number of shares, par value $0.01 per share. Assuming that the initial capital shares of Adjustable USG Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Trust, and that all other outstanding shares of Adjustable USG Fund were sold, issued and paid for in accordance with the terms of Adjustable USG Fund's prospectus in effect at the time of such sales, each such outstanding share of Adjustable USG Fund is fully paid, non-assessable, freely transferable and has full voting rights;

            (3) The Trust is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Adjustable USG Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Adjustable USG Fund, the unfavorable outcome of which would materially and adversely affect Adjustable USG Fund;

            (5) Adjustable USG Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Adjustable USG Fund;

            (6) All corporate actions required to be taken by the Trust and/or Adjustable USG Fund to authorize this Plan contemplated hereby have been duly authorized by all necessary corporate action on the part of Adjustable USG Fund;

            (7) Neither the execution, delivery nor performance of this Plan by the Trust and/or Adjustable USG Fund violates any provision of the Trust's Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust and/or Adjustable USG Fund is a party or by which Adjustable USG Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and Adjustable USG Fund and is enforceable against the Trust and/or Adjustable USG Fund in accordance with its terms; and

            (8) The Trust's registration statement of which the prospectus, dated [March 1, 1998, as supplemented,] of Adjustable USG Fund and Adjustable Rate Fund is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Adjustable USG Fund.

      (h) That the Trust's Registration Statement with respect to the Adjustable USG Fund Shares to be delivered to the Adjustable Rate Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (i) That the Adjustable USG Fund Shares to be delivered hereunder shall be eligible for sale by Adjustable USG Fund with each state commission or agency with which such eligibility is required in order to permit the Adjustable USG Fund Shares lawfully to be delivered to each Adjustable Rate Fund shareholder.

      (j) That, at the Closing, the Trust on behalf of Adjustable Rate Fund transfers to Adjustable USG Fund aggregate Net Assets of Adjustable Rate Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Adjustable Rate Fund on the Closing Date.

9.    BROKERAGE FEES AND EXPENSES.

      (a) Adjustable Rate Fund and Adjustable USG Fund each represents and warrants to the other that there are no broker or finders fees payable by it in connection with the transactions provided for herein.

      (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one quarter by Adjustable Rate Fund, one quarter by Adjustable USG Fund, and one half by Franklin Advisers, Inc.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

      (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of Adjustable Rate Fund) prior to the Closing or the Closing may be postponed by the Trust on behalf of either party by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadmissible.

      (b) If the transactions contemplated by this Plan have not been consummated by July 31, 1999, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of Adjustable USG Fund and Adjustable Rate Fund.

      (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust, Adjustable Rate Fund nor Adjustable USG Fund, nor their trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

      (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

      (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan, and neither the Trust, Adjustable Rate Fund nor Adjustable USG Fund, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Trust, Adjustable Rate Fund or Adjustable USG Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Adjustable Rate Fund or Adjustable USG Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of Adjustable Rate Fund, unless such terms and conditions shall result in a change in the method of computing the number of Adjustable USG Fund Shares to be issued to Adjustable Rate Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Adjustable Rate Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of Adjustable Rate Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE PLAN AND AMENDMENTS.

      This Plan embodies the entire plan of the Trust on behalf of the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.   COUNTERPARTS.

      This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777,
Attention: Secretary.

14.   GOVERNING LAW.

      This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.



      IN WITNESS WHEREOF, Franklin Adjustable USG Fund and Franklin Adjustable Rate Fund have each caused this Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                    FRANKLIN ADJUSTABLE U.S.
                                      GOVERNMENT SECURITIES FUND

Attest:

_________________________           By:________________________________
Assistant Secretary                             Deborah R. Gatzek
                                          Vice President and Secretary


                                    FRANKLIN ADJUSTABLE RATE SECURITIES FUND

Attest:


_________________________           By:________________________________
Assistant Secretary                             Deborah R. Gatzek
                                          Vice President and Secretary





                                                                     EXHIBIT B

       PROSPECTUS DATED MARCH 1, 1998, AS SUPPLEMENTED JANUARY 1, 1999,
          OF THE FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
                 AND FRANKLIN ADJUSTABLE RATE SECURITIES FUND





                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                      Class A - Formerly Considered Class I



                       SUPPLEMENT DATED JANUARY 1, 1999
                             TO THE PROSPECTUS OF
                     FRANKLIN INVESTORS SECURITIES TRUST
       (FIST2 - FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND AND
                  FRANKLIN ADJUSTABLE RATE SECURITIES FUND)
                             DATED MARCH 1, 1998

The prospectus is amended as follows:

I. As of January 1, 1999, the Fund's shares are considered Class A shares for redemption, exchange and other purposes. Before January 1, 1999, the Fund's shares were considered Class I shares.

All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. On December 15, 1998, the Board approved a proposal to merge the Adjustable Rate Securities Fund into the Adjustable U.S. Government Fund, subject to shareholder approval. The investment objective of both the Adjustable Rate Securities Fund and the Adjustable U.S. Government Fund is to seek a high level of current income, consistent with lower volatility of principal. The Board believes this proposed merger will benefit shareholders.

It is anticipated that in early 1999 shareholders of the Adjustable Rate Securities Fund will receive a proxy and proxy statement requesting their votes on the proposed merger.

The Adjustable Rate Securities Fund was closed to new investors after the close of business on December 15, 1998. If you were a shareholder of record as of the close of business on December 15, 1998, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distributions.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the Adjustable Rate Securities Fund or to reopen your account in that Fund.

III. The first two sentences in the section "How Does the Fund Invest Its Assets? - The Advantages of Investing in the Fund" are revised as follows:

The Adjustable U.S. Government Fund enables you to invest easily in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities by allowing an initial investment of as low as $1,000. Similarly, the Adjustable Rate Securities Fund enables you to invest easily in adjustable rate securities rated in the top two rating categories by nationally recognized statistical rating agencies or issued or guaranteed by the U.S. government, its agencies or instrumentalities by allowing additional investments of as low as $50.

IV. The following paragraphs are added under "What Are the Risks of Investing in the Fund?":

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

Advisers will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Advisers, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the Fund or the Portfolio is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the Portfolio's or Fund's portfolio holdings will have a similar impact on the price of the Fund's shares. Please see "Year 2000 Problem" under "Who Administers the Fund?" for more information.

V. The following is added after the "Portfolio Transactions" section under "Who Administers the Fund?":

YEAR 2000 PROBLEM. The Fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and Advisers may have no control.

VI. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

 2. Determine how much you would like to invest. The Adjustable U.S. Government Fund's minimum investments are:

 o To open a regular, non-retirement account ........................ $1,000
 o To open an IRA, IRA Rollover, Roth IRA, or Education IRA ......... $  250*
 o To open a custodial account for a minor (an UGMA/UTMA account) ... $  100
 o To open an account with an automatic investment plan ............. $   50**
 o To add to an account ............................................. $   50***

   *For all other retirement accounts, there is no minimum investment requirement.
   **$25 for an Education IRA.
   ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs or Education IRAs, there is no minimum to add to an account.


 For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

 We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

The Adjustable Rate Securities Fund is closed to new investors. If you were a shareholder of record as of the close of business on December 15, 1998, you may continue to add to your account with as little as $50 or buy additional shares through the reinvestment of dividend or capital gain distributions. We may waive the investment minimum for retirement plans.

VII. In the section "Sales Charge Waivers," found under "How Do I Buy Shares?
- Sales Charge Reductions and Waivers,"

(a) the second waiver category is replaced with the following:

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

      If you paid a Contingent Deferred Sales Charge when you sold your Class A shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

      Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

      This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

(b) the following new category 7 is added to the end of the first list of sales charge waiver categories:

 7. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

      If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

(c) and the following new category 12 is added to the end of the second list of sales charge waiver categories:

 12. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

VIII. The section "How Do I Buy Shares in Connection with Retirement Plans?", found under "How Do I Buy Shares?", is replaced with the following:

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

IX. The first paragraph under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?" is replaced with the following:

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

X. In the section "Exchange Restrictions," found under "May I Exchange Shares for Shares of Another Fund?",

(a) the second item is replaced with the following:

 o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

(b) and the following new item is added:

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

XI. In the "By Phone" section of the chart under "How Do I Sell Shares?",

(a) the first bulleted item is replaced with the following:

  o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

(b) and the third bulleted item is deleted.

XII. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

 3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

XIII. Under "Transaction Procedures and Special Requirements,"

(a) the section "Joint Accounts" is replaced with the following:

JOINT ACCOUNTS. For accounts with more than one registered owner, the Fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

(b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

(c) the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

(d) and the section "Keeping Your Account Open" is replaced with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

XIV. Under "Services to Help You Manage Your Account,"

(a) the second sentence in the section "Automatic Investment Plan" is replaced with the following:

 Under the plan, you can have money transferred automatically from your checking or savings account to the Fund each month to buy additional shares.

(b) the second paragraph under "Systematic Withdrawal Plan" is replaced with the following:

 If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

(c) the section "Electronic Fund Transfers" is replaced with the following:

 ELECTRONIC FUND TRANSFERS

 You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

(d) and the third bulleted item in the section "TeleFACTS(R)" is replaced with the following:

   o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

XV. In the "Useful Terms and Definitions" section,

(a) the definition of "Class I and Class II" is replaced with the following:

CLASS A, CLASS B AND CLASS C - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the fund are considered Class A shares for redemption, exchange and other purposes.

(b) and the following definition is revised:

 CONTINGENCY PERIOD - The 12 month period during which a Contingent Deferred Sales Charge may apply. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

              Please keep this supplement for future reference.



PROSPECTUS & APPLICATION

FRANKLIN INVESTORS

SECURITIES TRUST


MARCH 1, 1998

INVESTMENT STRATEGY
INCOME

FRANKLIN ADJUSTABLE U.S.GOVERNMENT SECURITIES FUND
FRANKLIN ADJUSTABLE RATE SECURITIES FUND


This prospectus describes the Franklin Adjustable U.S. Government Securities Fund (the "Adjustable U.S. Government Fund") and the Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Securities Fund"), each of which may individually or together be referred to as the "Fund(s)." The Prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund has a Statement of Additional Information ("SAI"), dated March 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN INVESTORS SECURITIES TRUST

Unlike most funds that invest directly in securities, the Adjustable U.S. Government Fund seeks to achieve its investment objective by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio"), and the Adjustable Rate Securities Fund seeks to achieve its investment objective by investing all of its assets in shares of the Adjustable Rate Securities Portfolio (the "Securities Portfolio"). References to "the Portfolio" refer to each Portfolio individually, unless the context indicates otherwise. The Portfolio is a series of the Adjustable Rate Securities Portfolios. Its investment objective is the same as the Fund's.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN INVESTORS SECURITIES TRUST


TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ..................................................     2
Financial Highlights .............................................     3
How Does the Fund Invest Its Assets? .............................     6
What Are the Risks of Investing in the Fund? .....................    19
Who Administers the Fund? ........................................    22
How Does the Fund Measure Performance? ...........................    24
How Taxation Affects the Fund and Its Shareholders ...............    24
How Is the Trust Organized? ......................................    27

ABOUT YOUR ACCOUNT
How Do I Buy Shares? .............................................    28
May I Exchange Shares for Shares of Another Fund? ................    35
How Do I Sell Shares? ............................................    38
What Distributions Might I Receive From the Fund? ................    41
Transaction Procedures and Special Requirements ..................    42
Services to Help You Manage Your Account .........................    46
What If I Have Questions About My Account? .......................    48

GLOSSARY
Useful Terms and Definitions .....................................    49


Franklin Investors Securities Trust

March 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN


Franklin Investors Securities Trust

ABOUT THE FUND

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses, including its proportionate share of the Portfolio's expenses, for the fiscal year ended October 31, 1997. The Fund's actual expenses may vary.

                                         ADJUSTABLE       ADJUSTABLE
                                      U.S. GOVERNMENT   RATE SECURITIES
                                            FUND             FUND
A. SHAREHOLDER TRANSACTION EXPENSES+
   Maximum Sales Charge Imposed on Purchases
      (as a percentage of Offering Price)  2.25%++           2.25%++
   Deferred Sales Charge                   None+++           None+++
   Exchange Fee (per transaction)         $5.00*            $5.00*

B.  ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management and Administration Fees      0.50%**           0.50%**
   Rule 12b-1 Fees                         0.25%***          0.25%***
   Other Expenses of the Fund and
     the Portfolio                         0.18%             0.25%
   Total Fund Operating Expenses           0.93%**           1.00%**

C.    EXAMPLE
      Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.


                                    1 YEAR    3 YEARS   5 YEARS    10 YEARS
Adjustable U.S. Government Fund     $32****    $51        $73        $134
Adjustable Rate Securities Fund     $32****    $54        $77        $142

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more.
+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy shares without a front-end sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
** For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees of the Mortgage Portfolio and the Securities Portfolio were 0.22% and 0.21%, respectively, and administration fees of the Fund were 0.10%. Total operating expenses of the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund were 0.75% and 0.81%, respectively.
***The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.

The Board considered whether the total fees and expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the types of securities held by the Portfolio. By investing all of its assets in shares of the Portfolio, the Fund and other investment companies and institutional investors are able to pool their assets. This may result in a variety of operating economies. Accordingly, the Board concluded that the total expenses of the Fund and the Portfolio were expected to be lower than if the Fund invested directly in various types of securities. Of course, there is no guarantee that asset growth and lower expenses will be achieved. Advisers, however, has agreed in advance to limit expenses so that they will not be higher than if the Fund invested directly in the types of securities held by the Portfolio. Advisers may end this arrangement at any time upon notice to the Board. For more information on the fees and expenses of the Fund and the Portfolio, please see "Who Administers the Fund?"

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND



                                                                YEAR ENDED OCTOBER 31,
                                          1997     1996     1995     1994    1993***  1993    1992     1991     1990    1989
                                          ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the year)
Net Asset Value,
beginning of year                         $9.37    $9.34    $9.20    $9.77    $9.86   $9.98    $9.99   $10.05   $10.07  $10.17
Income from investment
operations:
 Net investment income                      .55      .56      .54      .35      .28     .51      .74      .88      .94     .82
 Net realized &  unrealized gain (loss)     .10      .03      .14     (.61)    (.09)   (.11)     .03      .07      .03    (.23)
                                            ------------------------------------------------------------------------------------
Total from investment operations            .65      .59      .68     (.26)     .19      .41     .77      .95      .97      .59
                                            ------------------------------------------------------------------------------------
Less distributions from net
investment income                          (.54)    (.56)    (.54)    (.31)    (.28)   (.52)    (.78)   (1.01)    (.99)   (.69)
Distributions from capital gains             -        -        -        -        -     (.003)     -        -        -       -
                                            ------------------------------------------------------------------------------------
Total distributions                        (.54)    (.56)    (.54)    (.31)    (.28)   (.53)    (.78)   (1.01)    (.99)   (.69)
Net Asset Value, end of year              $9.48    $9.37    $9.34    $9.20    $9.77   $9.86    $9.98    $9.99   $10.05  $10.07
                                            ------------------------------------------------------------------------------------
Total return*                              7.18%    6.54%    7.57%   (2.65)%   1.99%   4.16%    7.96%    9.91%   10.16%   5.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year (in millions)                       $335     $397     $509     $701   $1,814    $2,971 $3,513   $1,173      $82     $45
Ratios to average net assets:
 Expenses                                   .75%+    .69%+    .61%+    .42%+    .65%**+  66%+     68%+    .30%     .39%     .44%
Expenses excluding waiver
 and payments by affiliate                  .93%+    .86%+    .86%+    .82%+    .79%**+  .80%+   .89%+    .82%     .87%     .96%
Net investment income                      5.81%    5.87%    5.76%    3.67%    3.92%**  5.10%   7.10%    8.23%    9.03%    7.92%

Portfolio turnover rate                   43.68%   23.52%   17.81%    5.99%    6.97%  30.36%   30.89%   96.50%   76.32%  48.39%

ADJUSTABLE RATE SECURITIES FUND


                                                                          YEAR ENDED OCTOBER 31,
                                                 1997      1996       1995       1994     1993***    19932      19921
                                                 --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, beginning of year               $9.87     $9.82      $9.70     $10.04    $10.03    $10.00     $10.00
                                        -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income                             .56       .54        .58        .45       .37       .60       -
 Net realized & unrealized gain (loss)             .09       .06        .12       (.34)      .01       .03       -
                                        -----------------------------------------------------------------------------
Total from investment operations                   .65       .60        .70        .11       .38       .63       -
                                        -----------------------------------------------------------------------------
Less distributions from:
 Net investment income                            (.56)     (.55)      (.58)      (.45)     (.37)     (.60)      -
Total distributions                               (.56)     (.55)      (.58)      (.45)     (.37)     (.60)      -
                                        -----------------------------------------------------------------------------
Net Asset Value, end of year                     $9.96     $9.87      $9.82      $9.70    $10.04    $10.03     $10.00
                                        =============================================================================
Total return*                                     6.75%     6.23%      7.57%      1.11%     3.83%     6.48%      -
Ratios/supplemental data
Net assets, end of year (in 000's)             $21,137     $15,707   $17,014     $24,564   $37,809   $12,521     -
Ratios to average net assets:
 Expenses+                                         .81%      .90%       .70%       .45%      .11%**   -          -
 Expenses excluding waiver
  and payments by affiliate+                      1.00%     1.12%       .99%       .85%     1.01%**   1.91%      -
Net investment income                             5.64%     5.54%      5.82%      4.45%     4.69%**   5.84%      -
Portfolio turnover rate                          86.71%    41.67%     53.30%     84.67%    49.11%    48.95%      -




1For the period December 26, 1991 (effective date of registration) to January 31, 1992.
2For the year ended January 31, 1993.
*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
***For the nine months ended October 31, 1993.
+Includes the Fund's share of the Portfolio's allocated expenses.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high level of current income, consistent with lower volatility of principal. The Adjustable U.S. Government Fund seeks to achieve its objective by investing all of its assets in the Mortgage Portfolio, and the Adjustable Rate Securities Fund seeks to achieve its investment objective by investing all of its assets in the Securities Portfolio. The investment objective of the Portfolio is the same as the Fund's. The investment policies of the Fund are also substantially similar to the corresponding Portfolio's except, in all cases, the Fund may pursue its policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and restrictions as the Fund. Any additional exceptions are noted below.

The Fund buys shares of the Portfolio at Net Asset Value. An investment in the Fund is an indirect investment in the corresponding Portfolio. The investment objective of both the Fund and the Portfolio is fundamental and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objective.

TYPES OF SECURITIES IN WHICH THE PORTFOLIO MAY INVEST

The Mortgage Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in adjustable rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities") and having interest rates that reset at periodic intervals. The Mortgage Portfolio will only invest in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Securities Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in adjustable-rate securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities"), including ARMS, issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, and other adjustable-rate asset-backed securities (collectively, "ARS"), which have interest rates that reset at periodic intervals. The Securities Portfolio may invest in ARMS issued by private institutions, such as commercial banks, savings and loan institutions, insurance companies, private mortgage insurance companies, mortgage bankers, mortgage conduits of investment banks, finance companies, real estate companies, private corporations, and others, as long as they are consistent with the Securities Portfolio's investment objective. Privately issued mortgage securities are generally structured with one or more types of credit enhancement. The Securities Portfolio will only invest in securities rated at least AA by S&P or Aa by Moody's, two nationally recognized statistical rating agencies. The Securities Portfolio may also invest in unrated securities if Advisers determines that they are of comparable quality to the ratings above.

The Portfolio may also invest up to 35% of its total assets in (a) notes, bonds, and discount notes of the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Small Business Administration; (b) obligations of or guaranteed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such obligations; (c) time and savings deposits (including CDs) in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation; and (d) with respect to the Securities Portfolio, asset-backed and mortgage-backed securities issued by private and government entities. The Securities Portfolio may invest in fixed-rate or adjustable-rate securities. The Portfolio's investments in time deposits will not exceed 10% of its total assets.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in U.S. government securities, CDs of banks having total assets in excess of $5 billion, and repurchase agreements.

MORTGAGE SECURITIES - GENERAL CHARACTERISTICS. A mortgage security is an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage securities are GNMA, FNMA, and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Many mortgage securities issued or guaranteed by GNMA, FHLMC, or FNMA ("certificates") are called pass-through certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the Portfolio).

The principal and interest on GNMA securities are guaranteed by GNMA, and the guarantee is backed by the full faith and credit of the U.S. government. Mortgage securities of FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government will support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, securities they issue are generally considered to be high-quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk. (See "What Are the Risks of Investing in the Fund?")

The Securities Portfolio may invest in private mortgage securities. Private issuers of mortgage securities may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance companies, or the mortgage poolers. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Securities Portfolio's quality standards. The Securities Portfolio may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Advisers determines that the securities meet the Securities Portfolio's quality standards.

Most mortgage securities are pass-through securities. This means that they provide investors with payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage securities nor do they extend to the value of the Portfolio's or the Fund's shares.

ADJUSTABLE RATE MORTGAGE SECURITIES. ARMS, like traditional mortgage securities, are interests in pools of mortgage loans. The interest rates on the mortgages underlying ARMS are reset periodically. The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the Portfolio invests generally will act as a buffer to reduce sharp changes in the Portfolio's Net Asset Value in response to normal interest rate fluctuations. As the interest rates are reset, the yields of the securities will gradually align themselves to reflect changes in market rates so that their market value will remain relatively stable compared to fixed-rate securities. As a result, the Portfolio's Net Asset Value should fluctuate less significantly than if the Portfolio invested in more traditional long-term, fixed-rate securities. During periods of extreme fluctuation in interest rates, however, the Portfolio's and thus the Fund's Net Asset Value will fluctuate.

Because the interest rates on the mortgages underlying ARMS are reset periodically, the Portfolio may participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. This differs from fixed-rate mortgages, which generally decline in value during periods of rising interest rates. The Portfolio, however, will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage security. Since most mortgage securities held by the Portfolio will generally have annual reset limits or caps of 100 to 200 basis points, short-term fluctuations in interest rates above these levels could cause these mortgage securities to "cap out" and behave more like long-term, fixed-rate debt securities. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest these amounts in securities with a higher current rate of return.

Please keep in mind that during periods of rising interest rates, changes in the interest rates on mortgages underlying ARMS lag behind changes in the market rate. This may result in a lower Net Asset Value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares of the Fund before the interest rates on the underlying mortgages in the Portfolio reset to market rates. Also, the Portfolio's Net Asset Value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates. A portion of the ARMS in which the Portfolio may invest may not reset for up to five years.

During periods of declining interest rates, the interest rates may reset downward, resulting in lower yields to the Portfolio. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing interest rates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments, change in accordance with movements in a pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, the Securities Portfolio may invest in them if they are consistent with the Securities Portfolio's objective, policies, and quality standards.

ADJUSTABLE RATE SECURITIES. The Securities Portfolio will invest primarily in ARS. ARS are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. Movements in the relevant index, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by the Securities Portfolio by investing in ARS. (See "Resets.")

The interest rates on ARS are generally readjusted periodically to an increment over the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the securities held by the Securities Portfolio and of the Net Asset Value of the Securities Portfolio's and thus the Adjustable Rate Securities Fund's shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The Securities Portfolio does not seek to maintain an overall average cap or floor, although Advisers will consider caps or floors in selecting ARS for the Securities Portfolio.

While the Securities Portfolio does not attempt to maintain a stable Net Asset Value per share, during periods when short-term interest rates move within the caps and floors of the securities held by the Securities Portfolio, the fluctuation in market value of the ARS held by the Securities Portfolio is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of the Securities Portfolio's holdings may fluctuate more substantially because the caps and floors of its ARS may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the loan. In this case, the market value of the ARS may be substantially reduced, with a corresponding decline in the Securities Portfolio's and thus the Adjustable Rate Securities Fund's Net Asset Value.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), Real Estate Mortgage Investment Conduits ("REMICs"), and Multi-Class Pass-Throughs. The Portfolio may invest in CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The Securities Portfolio may also invest in REMICs issued and guaranteed by U.S. government agencies and instrumentalities, in CMOs and REMICs issued by certain financial institutions and other mortgage lenders, and in multi-class pass-through securities. The Mortgage Portfolio will not invest in privately issued CMOs and REMICs except to the extent that it invests in the securities of entities that are instrumentalities of the U.S. government.

CMOs and REMICs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor, such as the Portfolio, to predict more accurately the pace at which principal is returned. The Mortgage Portfolio may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly, or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating-rate CMOs," will be treated as ARMS by the Securities Portfolio. Floating-rate CMOs may be backed by fixed- or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since they are not guaranteed by the U.S. government. The trustees of the Adjustable Rate Securities Portfolios believe that the risk of loss to the Securities Portfolio relating to its investments in privately issued CMOs is justified by the higher yield the Securities Portfolio will earn in light of the historic loss experience on these instruments. The Securities Portfolio will not invest in subordinated, privately issued CMOs.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the underlying mortgages include those backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities, or issued by private entities and not guaranteed by any government agency or instrumentality.

Advisers currently intends to limit the Securities Portfolio's investment in fixed-rate CMOs and REMICs to planned amortization classes ("PACs") and sequential pay classes. A PAC is retired according to a payment schedule in order to have a stable average life and yield even if expected prepayment rates change. Within a specified broad range of prepayment possibilities, the retirement of all classes is adjusted so that the PAC bond amortization schedule will be met. Thus, PAC bonds offer more predictable amortization schedules at the expense of less predictable cash flows for the other bonds in the structure. Within a given structure, the Securities Portfolio currently intends to buy the PAC bond with the shortest remaining average life. A sequential pay CMO is structured so that only one class of bonds will receive principal until it is paid off completely. Then the next sequential pay CMO class will begin receiving principal until it is paid off. The Securities Portfolio currently intends to buy sequential pay CMO securities in the class with the shortest remaining average life.

To the extent any privately issued CMOs and REMICs in which the Securities Portfolio invests are considered by the SEC to be investment companies, the Securities Portfolio will limit its investments in those securities in a manner consistent with the 1940 Act.

RESETS. The interest rates paid on ARMS, ARS, and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Portfolio may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities, and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

STRIPPED MORTGAGE SECURITIES. The Securities Portfolio may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. The stripped mortgage securities in which the Securities Portfolio may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Securities Portfolio invests.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Securities Portfolio. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Securities Portfolio may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as the Securities Portfolio, through several investment banking firms acting as brokers or dealers. These securities were only recently developed, and traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board of Trustees of the Adjustable Rate Securities Portfolios may, in the future, adopt procedures that would permit the Securities Portfolio to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Securities Portfolio's net assets. This position may be changed in the future, without notice to shareholders, in response to the SEC staff's continued reassessment of this matter, as well as to changing market conditions.

FLOATERS. Up to 5% of the Securities Portfolio's assets may be invested in inverse floaters and super floaters. Please see the SAI for more information about these investments.

ASSET-BACKED SECURITIES. The Securities Portfolio may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Securities Portfolio may invest. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and historically has been less likely to experience substantial prepayment.

DERIVATIVES. Some of the types of investments discussed in this prospectus may be considered "derivatives." Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. To the extent indicated, each Portfolio may invest in CMOs and uncovered mortgage dollar rolls, and the Securities Portfolio may also invest in REMICs, multi-class pass-throughs, stripped mortgage securities, other asset-backed securities, and structured notes. Some, all, or the component parts of these instruments may be considered derivatives. The Portfolio may use these instruments to help manage risks relating to interest rates and other market factors, to increase liquidity, and/or to invest in a particular instrument in a more efficient or less expensive way. The Portfolio will not necessarily use these instruments or investment strategies to the full extent permitted unless Advisers believes that doing so will help the Portfolio achieve its objective, and the Portfolio will not use all instruments or strategies at all times.

OTHER INVESTMENT POLICIES OF THE PORTFOLIO

MORTGAGE DOLLAR ROLLS. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Portfolio by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Portfolio may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Portfolio, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

WHEN-ISSUED AND DELAYED TRANSACTIONS. The Portfolio may buy U.S. government obligations (or any securities in the case of the Securities Portfolio) on a "when-issued" or "delayed-delivery" basis. These transactions are arrangements under which the Portfolio buys securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. Purchases of securities on a when-issued or delayed-delivery basis are subject to market fluctuation and the risk that the value or yield at delivery may be more or less than the purchase price or the yield available when the transaction was entered into. Although the Portfolio will generally buy securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if the Portfolio deems it to be advisable. When the Portfolio is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed-delivery transactions, it does so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage. In when-issued and delayed-delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to do so may cause the Portfolio to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed-delivery basis generally do not earn interest until their scheduled delivery date. The Portfolio is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Adjustable Rate Securities Portfolios' Board of Trustees and subject to the following conditions, the Portfolio may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the Portfolio's total assets at the time of the most recent loan. The borrower must deposit with the Portfolio's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. This collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Portfolio may engage in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Portfolio continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

BORROWING. The Securities Portfolio may borrow from banks from time to time to increase its investments. Borrowings may be secured or unsecured and at fixed or variable interest rates. The Securities Portfolio will borrow only to the extent that the value of its assets, less its liabilities (excluding borrowings), is equal to at least 300% of its borrowings. If the Securities Portfolio does not meet the 300% test, it will be required to reduce its debt within three business days to the extent necessary to meet the test. This may require the Securities Portfolio to sell a portion of its investments at a disadvantageous time.

Borrowing for investment purposes is a speculative investment technique known as "leveraging." When the Securities Portfolio leverages its assets, the Securities Portfolio's Net Asset Value may increase or decrease at a greater rate than if the Securities Portfolio were not leveraged. The interest payable on the amount borrowed increases the Securities Portfolio's expenses (and thus reduces the income to the Adjustable Rate Securities Fund), and if the appreciation and income produced by the investments purchased with the borrowings do not exceed the cost of the borrowing, leveraging may reduce the investment performance of the Securities Portfolio.

The Fund may not borrow money nor mortgage nor pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of the Fund's total asset value.

Illiquid Investments. The Portfolio's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Portfolio has valued them.

OTHER POLICIES AND RESTRICTIONS. The Fund and the Portfolio have a number of additional investment restrictions that limit their activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's and the Portfolio's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's and the corresponding Portfolio's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund and the Portfolio are generally not required to sell a security because of a change in circumstances.

THE FUND'S MASTER/FEEDER FUND STRUCTURE

The Fund's structure, whereby it invests all of its assets in the corresponding Portfolio, is sometimes known as a "Master/Feeder Fund Structure." This is a relatively new format that often results in certain operational and other complexities. The Franklin organization was one of the first mutual fund complexes in the country to implement this structure, and the Board does not believe the additional complexities outweigh the potential benefits to be gained by shareholders.

The Fund's investment of all of its assets in the corresponding Portfolio was previously approved by shareholders of the Fund. Whenever the Fund, as an investor in the corresponding Portfolio, is asked to vote on a matter relating to the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes in the same proportion as the Fund's shareholders have voted.

The Franklin Templeton Funds have one other fund that invests in the Mortgage Portfolio and one other that invests in the Securities Portfolio. They are designed for institutional investors only. In the future, other funds may be created that may likewise invest in the Portfolio, or existing funds may be restructured so that they may invest in the Portfolio. If requested, we will forward additional information to you about other funds through which you may invest in the Portfolio. If you would like to receive this information, please call Fund Information.

The Portfolio is a diversified series of the Adjustable Rate Securities Portfolios, an open-end management investment company. The Adjustable Rate Securities Portfolios was organized as a Delaware business trust on February 15, 1991, and is registered with the SEC. The Adjustable Rate Securities Portfolios currently issues shares in two separate series. In the future, additional series may be added by the Board of Trustees of the Adjustable Rate Securities Portfolios.

For information on the Fund's administrator and its expenses, please see "Who Administers the Fund?"

THE ADVANTAGES OF INVESTING IN THE FUND

The Adjustable U.S. Government Fund enables you to invest easily in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities by allowing an initial investment of as low as $100. Similarly, the Adjustable Rate Securities Fund enables you to invest easily in adjustable rate securities rated in the top two rating categories by nationally recognized statistical rating agencies or issued or guaranteed by the U.S. government, its agencies or instrumentalities by allowing an initial investment of as low as $100. Any guarantee will extend to the payment of interest and principal due on the securities and will not provide any protection from fluctuations in the market value of the securities. The Fund believes that by investing in the corresponding Portfolio, which in turn invests primarily in securities that provide for variable interest rates, it will achieve a more consistent and less volatile Net Asset Value than is characteristic of mutual funds that invest primarily in similar securities paying a fixed interest rate. The dividends from the Adjustable U.S. Government Fund's net investment income are declared and distributed monthly. Some change in the Net Asset Value per share of the Adjustable U.S. Government Fund during the month may be expected due to the accumulation of undistributed income and the pay-out of such income once a month as a dividend. Please see "How Are Fund Shares Valued?" in the SAI. Principal payments received on the Portfolio's mortgage securities will be reinvested by the Portfolio in other securities. These securities may have a higher or lower yield than the mortgage securities already held by the Portfolio, depending on market conditions.

An investment in the Fund also provides liquidity since you may redeem shares of the Fund at any time at the current Net Asset Value. Please see "How Do I Sell Shares?"

IF YOU ARE AN INVESTOR WHOSE INVESTMENT AUTHORITY IS RESTRICTED BY APPLICABLE LAW OR REGULATION YOU SHOULD CONSULT YOUR LEGAL ADVISOR TO DETERMINE WHETHER AND TO WHAT EXTENT SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR YOU. If you are a municipal investor considering investment of proceeds of bond offerings into the Fund, you should consult with expert counsel to determine the effect, if any, of various payments made by the Fund, Advisers, or Distributors on arbitrage rebate calculations.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. Since the Fund invests its assets in shares of the corresponding Portfolio, as the value of the securities owned by the Portfolio fluctuates, the Portfolio's Net Asset Value per share, and thus the Fund's Net Asset Value per share, will also fluctuate. In addition to the factors that affect the value of any particular security that the Fund or the corresponding Portfolio owns, the value of Fund shares may also change with movements in the bond market as a whole.

INTEREST RATE RISK. Changes in interest rates will affect the value of the Portfolio's and thus the corresponding Fund's portfolio and their share prices. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Portfolio's and the corresponding Fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable.

MASTER/FEEDER FUND STRUCTURE. An investment in the Fund may be subject to certain risks due to the Fund's structure. These risks include the potential that if other shareholders in the Portfolio sell their shares, the corresponding Fund's expenses may increase or the economies of scale that have been achieved as a result of the structure may diminish. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the corresponding Fund could also have effective voting control over the operation of the Portfolio. Furthermore, if the Portfolio changes its objective or any of its fundamental policies and shareholders of the corresponding Fund do not approve the change for the Fund, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies.

If the Board considers it to be in the best interest of the Fund, the Fund may withdraw its investment in the corresponding Portfolio at any time. In that event, the Board would consider what action to take, including the investment of all of the Fund's assets in another pooled investment entity with the same investment objective and substantially similar policies as the Fund or the hiring of an investment advisor to manage the Fund's investments. Either circumstance may cause an increase in Fund expenses.

MORTGAGE SECURITIES. The mortgage securities in which the Portfolio invests differ from conventional bonds in that principal is paid over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Portfolio) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk" than ARMS.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. An unexpected rise in interest rates could extend the life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility.
ARMS, however, have less risk of a decline in value during periods of rapidly rising rates but, like other mortgage securities, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

Some of the CMOs in which the Portfolio may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

With respect to pass-through mortgage pools issued by private issuers, there is no assurance that private insurers of the securities will be able to meet their obligations. Although the market for privately issued mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. These securities are subject to the Securities Portfolio's limit with respect to illiquid investments.

ADJUSTABLE RATE SECURITIES. ARS have several characteristics that you should consider before investing in the Adjustable Rate Securities Fund. As indicated above, the interest rate reset features of ARS held by the Securities Portfolio will reduce the effect on the Securities Portfolio's Net Asset Value per share caused by changes in market interest rates. The market value of ARS and, therefore, the Securities Portfolio's and the Adjustable Rate Securities Fund's Net Asset Value may vary, however, to the extent that the current interest rate on ARS differs from market interest rates during periods between the interest rate reset dates. These variations in value occur inversely to changes in the market interest rates. Thus, if market interest rates rise above the current rates on the securities, the value of the securities will decrease, and if market interest rates fall below the current rate on the securities, the value of the securities will rise. The longer the adjustment intervals on ARS held by the Securities Portfolio, the greater the potential for fluctuations in the Securities Portfolio's and thus the Adjustable Rate Securities Fund's Net Asset Value.

As an investor in the Adjustable Rate Securities Fund, you will receive increased income as a result of upward adjustments of the interest rates on ARS held by the Securities Portfolio in response to market interest rates. The Adjustable Rate Securities Fund and its shareholders, however, will not benefit from increases in market interest rates once the rates rise to the point where they cause the rates on ARS to reach their maximum adjustment rate annual or lifetime caps. In addition, because of their interest rate adjustment feature, ARS are not an effective means of "locking-in" attractive interest rates for periods in excess of the adjustment period.

In the case of privately issued ARMS where the underlying mortgage assets carry no agency or instrumentality guarantee, the mortgagors on the loans underlying ARMS are often qualified for the loans on the basis of the original payment amounts. The mortgagor's income may not be sufficient to enable the mortgagor to continue making loan payments as the payments increase, resulting in a greater likelihood of default. Conversely, any benefits to the Adjustable Rate Securities Fund and its shareholders from an increase in the Securities Portfolio's Net Asset Value caused by falling market interest rates is reduced by the potential for a decline in the interest rates paid on ARS held by the Securities Portfolio. The Adjustable Rate Securities Fund, therefore, is not designed for investors seeking capital appreciation.

ASSET-BACKED SECURITIES. Asset-backed securities entail certain risks not present with mortgage-backed securities, because they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables. For more information about the risks of investing in asset-backed securities, please see the SAI.

Investments in fixed-rate securities generally decline in value during periods of rising interest rates and increase in value when interest rates fall. To the extent the Securities Portfolio invests in fixed-rate securities, the value of the Securities Portfolio's and thus the Adjustable Rate Securities Fund's shares will be more sensitive to interest rate changes than if the Securities Portfolio were fully invested in adjustable-rate securities.

WHO ADMINISTERS THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

The Board, with approval of all disinterested and interested Board members, has adopted written procedures designed to deal with potential conflicts of interest that may arise from the Trust and the Adjustable Rate Securities Portfolios having substantially the same boards. These procedures call for an annual review of each Fund's relationship with the corresponding Portfolio. If a conflict exists, the boards may take action, which may include the establishment of a new board. The Board has determined that there are no conflicts of interest at the present time. For more information, please see "Summary of Procedures to Monitor Conflicts of Interest" and "Officers and Trustees" in the SAI.

INVESTMENT MANAGER AND ADMINISTRATOR. Advisers manages the Portfolio's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $221 billion in assets. Advisers is also the administrator of the Fund. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Portfolios in which the Funds invest is: T. Anthony Coffey since 1991, Roger Bayston since 1991 for the Securities Portfolio and since inception for the Mortgage Portfolio, and Jack Lemein since inception.

T. Anthony Coffey
Portfolio Manager of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned a Bachelor of Arts degree in Applied Mathematics and Economics from Harvard University. Mr. Coffey has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

Roger Bayston
Portfolio Manager of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with the Franklin Templeton Group since earning his MBA degree in 1991.

Jack Lemein
Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

MANAGEMENT FEES. You will bear a portion of the Portfolio's operating expenses, including its management fees, to the extent that the corresponding Fund, as a shareholder of the Portfolio, bears these expenses. The portion of the Portfolio's expenses borne by the corresponding Fund depends on the Fund's proportionate share of the Portfolio's net assets.

During the fiscal year ended October 31, 1997, the Fund's proportionate share of the corresponding Portfolio's management fees, before any advance waiver, totaled 0.40% of the average daily net assets of the Fund. The Fund's administration fees totaled 0.10%. Total operating expenses, including fees paid to Advisers before any advance waiver, were 0.93% for the Adjustable U.S. Government Fund and 1.00% for the Adjustable Rate Securities Fund. Under an agreement by Advisers to limit its fees, the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund each paid a proportionate share of the corresponding Portfolio's management fees totaling 0.22% and 0.21%, respectively. Total expenses of the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund were 0.75% and 0.81%, respectively. Advisers may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Portfolio Buy Securities for Its Portfolio?" in the SAI for more information.

THE RULE 12B-1 PLAN

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the plan may not exceed 0.25% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Fund advertises its performance. Commonly used measures of performance include total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUND'S INVESTMENTS

The Fund invests your money in the Portfolio which, in turn, invests in the bonds and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the Portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. See the SAI for a discussion of these special tax rules.

TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions, and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain property. The remainder of the capital gain distribution represents 20% rate gain.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Be aware, however, that special rules apply to payouts from Roth and education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the Fund's distributions will qualify for the corporate dividends-received deduction.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the Fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange Fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the Fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions, and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. It is anticipated that no portion of the Fund's distributions will qualify for exemption from state and local income tax as dividends paid from interest earned on direct obligations of the U.S. government. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs the Fund to do so. The Fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI FOR MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID, AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK WHICH YOU MAY OBTAIN BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The Fund is a diversified series of Franklin Investors Securities Trust ("the Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.    Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:
      o To open your account: $100*
      o To add to your account:     $ 25*

      *We may waive these minimums for retirement plans. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.    Make your investment using the table below.

Method                        Steps to Follow
------------------------------------------------------------------------------
BY MAIL                       For an initial investment:
                              Return the application to the Fund with your check made payable to the Fund.

                              For additional investments:
                              Send a check made payable to the Fund. Please include your account number on the check.
------------------------------------------------------------------------------
BY WIRE 1. Call Shareholder Services or, if that number is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                              2. For initial investments you must also return your signed shareholder application to the Fund.

                              IMPORTANT DEADLINES: If we receive your call
                              before 1:00 p.m. Pacific time and the bank
                              receives the wired funds and reports the
                              receipt of wired funds to the Fund by 3:00 p.m.
                              Pacific time, we will credit the purchase to
                              your account that day. If we receive your call
                              after 1:00 p.m. or the bank receives the wire
                              after 3:00 p.m., we will credit the purchase to
                              your account the following business day.
------------------------------------------------------------------------------
THROUGH YOUR DEALER           Call your investment representative
------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

QUANTITY DISCOUNTS. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.


                                  TOTAL SALES CHARGE           AMOUNT PAID TO
                                  AS A PERCENTAGE OF             DEALER AS A
AMOUNT OF PURCHASE              OFFERING      NET AMOUNT        PERCENTAGE OF
AT OFFERING PRICE                 PRICE        INVESTED        OFFERING PRICE
--------------------------------------------------------------------------
Under $100,000                     2.25%         2.30%               2.00%
$100,000 but less than $250,000    1.75%         1.78%               1.50%
$250,000 but less than $500,000    1.25%         1.26%               1.00%
$500,000 but less than $1,000,000  1.00%         1.00%               0.85%
$1,000,000 or more*                None          None                None

*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

CUMULATIVE QUANTITY DISCOUNTS. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders of another Franklin Templeton Fund who chose to reinvest their distributions in the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the Fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

      If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

      If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy shares of the Fund without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

 4. Registered Securities Dealers and their affiliates, for their investment accounts only

 5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

 7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 8.   Accounts managed by the Franklin Templeton Group

 9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10.   Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases" above to be able to buy shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

 1.   Purchases of $1 million or more - up to 0.75% of the amount invested.

 2. Purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

 3. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

 4.   Purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 4 above or a payment of up to 1% for investments described in paragraph 2 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

Method                  Steps to Follow
------------------------------------------------------------------------------
BY MAIL                 1. Send us signed written instructions
                        2. Include any outstanding share certificates for the
                        shares you want to exchange
------------------------------------------------------------------------------
BY PHONE                Call Shareholder Services or TeleFACTS(R)
                        - If you do not want the ability to exchange by phone
                        to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
(ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Fund shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for shares of the Fund at Net Asset Value.

How Do I Sell Shares?

You may sell (redeem) your shares at any time.

Method            Steps to Follow
------------------------------------------------------------------------------
BY MAIL     1. Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:
               o The name, address and telephone number of the bank where you want the proceeds sent
               o Your bank account number
               o The Federal Reserve ABA routing number
               o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number
            2. Include any outstanding share certificates for the shares you are selling
            3. Provide a signature guarantee if required
            4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
------------------------------------------------------------------------------
BY PHONE    Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

            Telephone requests will be accepted:

            o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

            o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

            o Unless you are selling shares in a Trust Company retirement plan account

            o Unless the address on your account was changed by phone within the last 15 days

             - If you do not want the ability to redeem by phone to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH     Call your investment representative
YOUR
DEALER
------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
(ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Adjustable U.S. Government Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

The Adjustable Rate Securities Fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy Adjustable U.S. Government Fund shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

If you buy Adjustable Rate Securities Fund shares shortly before the Fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date (in the case of the Adjustable U.S. Government Fund) and the reinvestment date (in the case of the Adjustable Rate Securities Fund) for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds from the Adjustable U.S. Government Fund will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

Type of Account   Documents Required
------------------------------------------------------------------------------
CORPORATION       Corporate Resolution
------------------------------------------------------------------------------

PARTNERSHIP       1. The pages from the partnership agreement that identify
                     the general partners, or

                  2. A certification for a partnership agreement
TRUST             1. The pages from the trust document that identify the
                     trustees, or

                  2. A certification for trust

------------------------------------------------------------------------------
STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton
Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the Fund's code number to use TeleFACTS(R). The Adjustable U.S. Government Fund's code number is 138. The Adjustable Rate Securities Fund's code number is 151.

STATEMENTS AND REPORTS TO SHAREHOLDERS


We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                              HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME               TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------
Shareholder Services      1-800/632-2301        5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040        5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN        5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)       6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Plan Services  1-800/527-2020        5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563        6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637        5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


ADVISERS - Franklin Advisers, Inc., the Portfolio's investment manager and the Fund's administrator

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 2.25%.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R)- Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.







                                                                     EXHIBIT C

             ANNUAL REPORT OF FRANKLIN INVESTORS SECURITIES TRUST
                            DATED OCTOBER 31, 1998




ANNUAL

REPORT

[Franklin Templeton Logo]

[Celebrating over 50 Years Logo]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[Photo of Charles B. Johnson]
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

CONTENTS

Shareholder Letter .......................................................     1

Fund Reports

 Franklin Adjustable
 Rate Securities Fund .....................................................    5

 Franklin Adjustable
 U.S. Government
 Securities Fund ..........................................................   14

 Franklin Bond Fund .......................................................   22

 Franklin Convertible
 Securities Fund ..........................................................   30

 Franklin Equity
 Income Fund ..............................................................   42

 Franklin Global Government Income Fund ...................................   58

 Franklin Short-Intermediate
 U.S. Government
 Securities Fund ..........................................................   76

Financial Highlights &
Statements of Investments ................................................    86

Financial Statements .....................................................   117

Notes to
Financial Statements .....................................................   126

Independent
Auditors' Report .........................................................   137

Tax Information ..........................................................   138


SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you Franklin Investors Securities Trust's annual report for the period ended October 31, 1998.

FOREIGN STORMS BRING RAIN

Although El Nino's effects on domestic weather subsided in June, the U.S. stock market faced its own version of adverse elements in August. On August 31, storm clouds rained on American stock markets, washing away much of the first half of 1998's gains. On that day the Dow Jones(R) Industrial Average (DJIA) lost 512.61 points or 6.37% of its value.(1) Many analysts attributed this slide to concerns about Russia's economic and political stability as well as evidence that the Asian countries' economic problems are more deep-seated than originally believed. At home, 1998 U.S. corporate profits, through the end of the reporting period, fell dramatically from 1997 levels. Those companies with significant Asian exports, competing with Asian products or those in commodity businesses like paper, oil and steel were especially hard hit.

Responding to global financial problems, the Federal Reserve Board (the Fed) gradually eased monetary policy in September and October. The Fed's monetary policy panel, the Federal Open Market Committee, twice cut the federal funds target rate by 0.25%, to 5.00%, hoping to stimulate growth. The Fed's move attempted to prevent a recession by providing liquidity to the financial system and making it easier for major corporations to obtain favorable lending from banks. This interest-rate cut

(1) Source:  Bloomberg.

outshone lackluster earnings announcements and fueled October's stock market rally, where the DJIA jumped 749.48 points, or 9.56% for the month. Of course, this gain followed on the heels of August's 15.13% DJIA drop, which was the biggest monthly percentage drop since October 1987.

At the same time, the very factors negatively impacting the U.S. stock market -- the slowing domestic economy and Russian and Asian economic turmoil -- provided a boost to the U.S. bond market. Low inflation at home and foreign investors flocking to U.S. bonds, especially U.S. Treasuries seen as a "safe haven" from stock market volatility abroad, drove bond prices higher. Bond price and yield move in an inverse relationship, so yields on long-term bonds fell to their lowest levels in years. The benchmark 30-year U.S. Treasury bond, after falling as low as 4.72%, ended the reporting period yielding 5.16%, compared with 6.15% a year earlier.(1)

What is an investor to do faced with steeply fluctuating markets? While the phrase "investment value may go down as well as up" abounds in financial literature, the stock market's unusually high gains in the past few years may have led many investors to believe otherwise. Putting the 1990s into historical perspective, it is worth noting that the average yearly gain in the S&P 500(R), which paints a broader picture of the U.S. market than the DJIA, has been +10.51% since 1930; however, from January 1, 1990, through June 30, 1998, the S&P 500 rose an average of +17.81% a year.(2) Also, there have been fewer market corrections during


(2). Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates.

the 1990s than previous decades, with a market correction being defined as a 10% or greater decline over a period of days, weeks or months.

WEATHERPROOFING YOUR PORTFOLIO

In times like these, it's easy to understand why people can become emotional about their investments. That's why we believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check to determine whether their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.(3) Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.

"While investment success is the
primary objective of investment
planning, one important
by-product of a good plan can
be peace of mind."

An important component of a long-term approach is setting up a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your

(3). Source: For bond market statistics based on the Lehman Brothers Government/ Corporate Bond Index - Lehman Brothers; for stock measured by the S&P 500 Index -- Standard & Poor's(R).

investment representative to discuss setting up a regular investment plan. While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ C.B. Johnson
----------------
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE
RATE SECURITIES FUND

FUND CATEGORY
[Pyramid Graphic]

Your Fund's Goal: Franklin Adjustable Rate Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities, by investing in a portfolio of adjustable-rate securities.

ECONOMIC OVERVIEW

Volatility and uncertainty in global financial markets characterized the 12 months under review. The Asian economic crisis that unfolded in late 1997 spread to Russia and other developing markets. At first, the U.S. economy felt minimal impact, as the domestic economy enjoyed an unprecedented period of strong growth coupled with low inflation. However, as 1998 progressed, signs of a slowdown emerged. In particular, the manufacturing sector started to exhibit signs of weakness. Bellwether manufacturing indicators, such as durable goods orders and the National Association of Purchasing Managers' index, showed sharp downturns. After six consecutive quarters of growth exceeding 3%, gross domestic product gains finally dipped to an annualized 1.8% in the second quarter of 1998 and is expected to remain weak through early 1999. The one remaining robust manufacturing sub-sector is housing, driven by historically low mortgage rates. Indeed, what strength the economy exhibited came primarily from the consumer sector, which benefited from low unemployment and several years of

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 87 of this report.

stock market gains. The recent stock market sell-off put only a small dent in the consumer's armor, so far.

TOP 5 ISSUERS
Franklin Adjustable Rate
Securities Fund
10/31/98

                                    % OF TOTAL
SECTOR                              NET ASSETS
----------------------------------------------
FNMA                                   25.80%

GNMA                                   11.41%

U.S. Treasury                          10.45%

Ryland                                  8.62%

Prudential Home                         8.31%

The weakening economic picture and absence of inflation led to an unprecedented rally in U.S. Treasury securities. The 30-year Treasury bond yield declined from 6.15% on October 31, 1997, to 5.15% on October 31, 1998, trading as low as 4.72% at one point during the period. In September 1998, the Federal Reserve Board (the Fed) lowered the federal funds target rate from 5.50% to 5.25%, its first such action since it raised rates in March 1997. Furthermore, only 16 days later in a move that surprised many market experts, on October 15, the Fed trimmed the federal funds rate and discount rate by another 0.25%.

In addition to low absolute interest rates, for much of the 12-month period the fixed-income yield curve, the difference between short-term and long-term rates, has been flat, with short-term rates close to long-term rates. Recently, however, the curve has begun to steepen, as long-term rates have risen relative to short-term rates. This yield-curve shape has important implications for mortgage-backed securities, particularly adjustable-rate mortgages (ARMs). Prepayments on ARMs are likely to decline as the yield curve steepens, because homeowners have less incentive to refinance an ARM into a fixed-rate mortgage. Thus, the high level of prepayments experienced by ARMs through most of the past year should subside going forward.

PORTFOLIO NOTES

Franklin Adjustable Rate Securities Fund's underlying portfolio consists largely of ARMs linked to or collateralized by mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities. These include obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Government National Mortgage Association

FUND'S DISTRIBUTION RATE VS. TREASURY BILL ANNUALIZED YIELD
Franklin Adjustable Rate Securities Fund vs.
One-Year Constant Maturity T-Bill
(11/1/97 - 10/31/98)

                         FRANKLIN ADJUSTABLE
                         RATE SECURITIES FUND     ONE-YEAR CONSTANT MATURITY
               DATE      DISTRIBUTION RATE           TREASURY BILL YIELD
-----------------------------------------------------------------------------
             11/1/97         6.14%                       5.52%
            12/31/97         5.68%                       5.51%
             1/31/98         5.08%                       5.19%
             2/28/98         5.76%                       5.41%
             3/31/98         5.36%                       5.41%
             4/30/98         5.51%                       5.40%
             5/31/98         5.20%                       5.42%
             6/30/98         4.87%                       5.38%
             7/31/98         5.24%                       5.38%
             8/31/98         4.95%                       4.95%
             9/30/98         5.26%                       4.41%
            10/31/98         4.80%                       4.18%

Source:  Federal Reserve.

(GNMA or Ginnie Mae). The fund also invests in privately issued mortgage-backed securities, rated AAA or AA by national credit rating agencies, such as S&P(R) and Moody's.

The fund employs a fiscally responsible strategy of investing in seasoned ARM securities, which tend to prepay at slower rates than newer-production ARMs, which have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing bonds' fundamental value relative to comparable securities as well as historical prepayment performance. During the 12-month review period, the fund underperformed its benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, with a return of +5.47% vs. +7.18%.(1) There were no major changes to the portfolio's overall mix during the year. However, we did increase the fund's allocation in GNMA ARMs, from 4.42% to 11.41% of total net assets, which became significantly cheaper versus their historical averages.

(1). Source: Lehman Brothers Global Family of Indices, October 31, 1998. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

At the close of the period, your fund's distribution rate was 4.80%. As shown in the graph on the previous page, this rate remained competitive, slightly outperforming the yield of the one-year Treasury bill. Of course, the value and interest rate of Treasuries, if held to maturity, are fixed, and principal is guaranteed. In contrast, the investment return and share price of Franklin Adjustable Rate Securities Fund will fluctuate with market conditions.

Going forward, the current high level of market uncertainty will likely continue for the near term, as long as the global financial crisis persists. Interest rates should remain volatile, and further Fed action is possible. We feel the fund is well-positioned to weather additional financial storms that may appear on the horizon, as we maintain our fiscally responsible strategy, in an effort to produce consistent fund performance in all types of interest-rate environments.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ T. Anthony Coffey
---------------------
T. Anthony Coffey


/s/ Jack Lemein
---------------
Jack Lemein

/s/ Roger A. Bayston
--------------------
Roger A. Bayston

Portfolio Management Team
Franklin Adjustable Rate Securities Fund

PERFORMANCE SUMMARY

Franklin Adjustable Rate Securities Fund's share price, as measured by net asset value, decreased 1.0 cent, from $9.96 on October 31, 1997, to $9.95 on October 31, 1998.

During the reporting period, shareholders received per-share distributions totaling 54.16 cents ($0.5416) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $10.18 on October 31, 1998, and an annualization of the current monthly dividend of 4.0149 cents ($0.040149) per share, your fund's distribution rate was 4.80%.

The fund reported a cumulative total return of +5.47% for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

10                         Past performance is not predictive of future results.

The graph on page 12 compares the performance of the fund's shares with that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-Month CD Index.* Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Adjustable Rate Securities Fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

DIVIDEND DISTRIBUTIONS
Franklin Adjustable Rate
Securities Fund
11/1/97 - 10/31/98*

                             DIVIDEND
MONTH                        PER SHARE
---------------------------------------
November                   4.7859 cents

December                   5.1994 cents

January                    4.2668 cents

February                   4.6222 cents

March                      4.8467 cents

April                      4.6129 cents

May                        4.2279 cents

June                       4.3190 cents

July                       4.5315 cents

August                     4.3057 cents

September                  4.4262 cents

October                    4.0149 cents
---------------------------------------
TOTAL                     54.1591 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

*Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities with maturities from one to two years.

Past performance is not predictive of future results.                         11

TOTAL RETURN INDEX COMPARISON
Franklin Adjustable Rate Securities Fund
$10,000 Investment (12/26/91 - 10/31/98)

                        ADJUSTABLE RATE
                        SECURITIES FUND                  LB 1-2 US GOVT P&R 6-MONTH CD
                        ---------------            -----------------------------------------

12/26/91                   9,775                      $10,000                    $10,000

12/31/91                   9,775                      $10,021  0.21%             $10,010  0.10%

1/31/92                    9,775                      $10,022  0.01%             $10,051  0.41%

2/29/92                    9,804                      $10,051  0.29%             $10,080  0.29%

3/31/92                    9,847                      $10,062  0.10%             $10,109  0.29%

4/30/92                    9,933                      $10,148  0.86%             $10,159  0.49%

5/31/92                    9,981                      $10,233  0.84%             $10,196  0.37%

6/30/92                   10,065                      $10,321  0.86%             $10,232  0.35%

7/31/92                   10,097                      $10,427  1.03%             $10,288  0.55%

8/31/92                   10,165                      $10,501  0.71%             $10,319  0.30%

9/30/92                   10,232                      $10,588  0.83%             $10,362  0.41%

10/31/92                  10,249                      $10,540 -0.46%             $10,379  0.17%

11/30/92                  10,284                      $10,529 -0.10%             $10,390  0.10%

12/31/92                  10,362                      $10,620  0.86%             $10,438  0.47%

1/31/93                   10,409                      $10,716  0.91%             $10,478  0.38%

2/28/93                   10,486                      $10,792  0.70%             $10,506  0.27%

3/31/93                   10,547                      $10,821  0.27%             $10,535  0.27%

4/30/93                   10,602                      $10,880  0.55%             $10,566  0.30%

5/31/93                   10,622                      $10,857 -0.22%             $10,584  0.17%

6/30/93                   10,661                      $10,924  0.62%             $10,613  0.27%

7/31/93                   10,713                      $10,951  0.24%             $10,644  0.29%

8/31/93                   10,754                      $11,027  0.70%             $10,678  0.32%

9/30/93                   10,785                      $11,061  0.31%             $10,708  0.28%

10/31/93                  10,807                      $11,085  0.22%             $10,734  0.25%

11/30/93                  10,826                      $11,095  0.09%             $10,760  0.24%

12/31/93                  10,868                      $11,134  0.36%             $10,792  0.30%

1/31/94                   10,891                      $11,197  0.56%             $10,828  0.33%

2/28/94                   10,865                      $11,147 -0.44%             $10,827 -0.01%

3/31/94                   10,768                      $11,119 -0.26%             $10,852  0.23%

4/30/94                   10,763                      $11,089 -0.27%             $10,868  0.15%

5/31/94                   10,802                      $11,107  0.17%             $10,896  0.26%

6/30/94                   10,821                      $11,138  0.28%             $10,930  0.31%

7/31/94                   10,864                      $11,227  0.80%             $10,978  0.44%

8/31/94                   10,926                      $11,265  0.34%             $11,021  0.39%

9/30/94                   10,897                      $11,256 -0.08%             $11,049  0.25%

10/31/94                  10,927                      $11,288  0.28%             $11,092  0.39%

11/30/94                  10,934                      $11,252 -0.32%             $11,116  0.22%

12/31/94                  10,981                      $11,279  0.24%             $11,159  0.39%

1/31/95                   11,034                      $11,416  1.22%             $11,238  0.70%

2/28/95                   11,131                      $11,552  1.19%             $11,306  0.61%

3/31/95                   11,183                      $11,618  0.57%             $11,361  0.49%

4/30/95                   11,272                      $11,712  0.81%             $11,427  0.58%

5/31/95                   11,403                      $11,875  1.39%             $11,503  0.66%

6/30/95                   11,477                      $11,938  0.53%             $11,560  0.50%

7/31/95                   11,497                      $11,994  0.47%             $11,624  0.55%

8/31/95                   11,602                      $12,060  0.55%             $11,680  0.48%

9/30/95                   11,657                      $12,114  0.45%             $11,732  0.45%

10/31/95                  11,740                      $12,204  0.74%             $11,794  0.53%

11/30/95                  11,809                      $12,294  0.74%             $11,857  0.53%

12/31/95                  11,910                      $12,380  0.70%             $11,923  0.56%

1/31/96                   11,961                      $12,478  0.79%             $11,988  0.54%

2/29/96                   11,958                      $12,451 -0.22%             $12,034  0.39%

3/31/96                   12,001                      $12,458  0.06%             $12,077  0.35%

4/30/96                   12,046                      $12,482  0.19%             $12,129  0.43%

5/31/96                   12,061                      $12,519  0.30%             $12,179  0.42%

6/30/96                   12,148                      $12,603  0.67%             $12,227  0.39%

7/31/96                   12,195                      $12,654  0.40%             $12,280  0.43%

8/31/96                   12,238                      $12,705  0.41%             $12,345  0.53%

9/30/96                   12,324                      $12,807  0.80%             $12,405  0.49%

10/31/96                  12,472                      $12,935  1.00%             $12,470  0.52%

11/30/96                  12,543                      $13,018  0.64%             $12,529  0.48%

12/31/96                  12,568                      $13,039  0.16%             $12,586  0.45%

1/31/97                   12,626                      $13,100  0.47%             $12,641  0.44%

2/28/97                   12,671                      $13,138  0.29%             $12,692  0.40%

3/31/97                   12,769                      $13,143  0.04%             $12,735  0.34%

4/30/97                   12,853                      $13,242  0.75%             $12,795  0.47%

5/31/97                   12,931                      $13,331  0.67%             $12,861  0.52%

6/30/97                   13,031                      $13,415  0.63%             $12,926  0.50%

7/31/97                   13,160                      $13,537  0.91%             $12,995  0.54%

8/31/97                   13,180                      $13,564  0.20%             $13,054  0.45%

9/30/97                   13,274                      $13,656  0.68%             $13,114  0.46%

10/31/97                  13,313                      $13,746  0.66%             $13,178  0.49%

11/30/97                  13,351                      $13,783  0.27%             $13,234  0.42%

12/31/97                  13,434                      $13,870  0.63%             $13,302  0.52%

1/31/98                   13,532                      $13,988  0.85%             $13,378  0.57%

2/28/98                   13,567                      $14,010  0.16%             $13,430  0.39%

3/31/98                   13,620                      $14,068  0.41%             $13,491  0.45%

4/30/98                   13,683                      $14,134  0.47%             $13,550  0.44%

5/31/98                   13,741                      $14,206  0.51%             $13,617  0.49%

6/30/98                   13,815                      $14,277  0.50%             $13,678  0.45%

7/31/98                   13,877                      $14,344  0.47%             $13,745  0.49%

8/31/98                   13,965                      $14,492  1.03%             $13,818  0.53%

9/30/98                   14,069                      $14,657  1.14%             $13,902  0.61%

10/31/98                  14,041-0.20%                $14,733  0.52%             $13,973  0.51%

Total Return                    40.41%                        47.33%                     39.73%


* Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.


**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

12                         Past performance is not predictive of future results.

PERFORMANCE
Franklin Adjustable Rate Securities Fund
Periods ended 10/31/98

                                                                 SINCE INCEPTION
                                              1-YEAR   5-YEAR      (12/26/91)
-------------------------------------------------------------------------------

Cumulative Total Return(1)                   +5.47%    +29.93%      +43.64%

Average Annual Total Return(2)               +3.09%     +4.90%       +5.08%

Distribution Rate(3)              4.80%

30-Day Standardized Yield(4)      4.65%

(1) Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.

(3) Distribution rate is based on an annualization of the current 4.0149 cent per share monthly dividend and the maximum offering price of $10.18 on October 31, 1998.

(4) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         13

FUND CATEGORY

[Pyramid Graphic]


FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND


Your Fund's Goal: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. Government agency-guaranteed, mortgage-backed securities.(1)

ECONOMIC OVERVIEW

Volatility and uncertainty in global financial markets characterized the 12 months under review. The Asian economic crisis that unfolded in late 1997 spread to Russia and other developing markets. At first, the U.S. economy felt minimal impact, as the domestic economy enjoyed an unprecedented period of strong growth coupled with low inflation. However, as 1998 progressed, signs of a slowdown emerged. In particular, the manufacturing sector started to exhibit signs of weakness. Bellwether manufacturing indicators, such as durable goods orders and the National Association of Purchasing Managers' index, showed sharp downturns. After six consecutive quarters of growth exceeding 3%, gross domestic product gains finally dipped to an annualized 1.8% in the second quarter of 1998 and is expected to remain weak through early 1999. The one remaining robust manufacturing sub-sector is housing, driven


(1) Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 89 of this report.

by historically low mortgage rates. Indeed, what strength the economy exhibited came primarily from the consumer sector, which benefited from low unemployment and several years of stock market gains. The recent stock market sell-off put only a small dent in the consumer's armor, so far.

The weakening economic picture and absence of inflation led to an unprecedented rally in U.S. Treasury securities. The 30-year Treasury bond declined in yield from 6.15% on October 31, 1997, to 5.15% on October 31, 1998, trading as low as 4.70% at one point during the period. In September 1998, the Federal Reserve Board (the Fed) lowered the federal funds target rate from 5.50% to 5.25%, its first such action since it raised rates in March 1997. Furthermore, only 16 days later in a move that surprised many market experts, on October 15, the Fed trimmed the federal funds rate and discount rate by another 0.25%.

In addition to low absolute interest rates, for much of the 12-month period the fixed-income yield curve, the difference between short-term and long-term rates, has been flat, with short-term rates close to long-term rates. Recently, however, the curve has begun to steepen, as long-term rates have risen relative to short-term rates. This yield-curve shape has important implications for mortgage-backed securities, particularly adjustable-rate mortgages (ARMs). Prepayments on ARMs are likely to decline as the yield curve steepens, because homeowners have less incentive to refinance an ARM into a fixed-rate mortgage. Thus, the high level of prepayments experienced by ARMs through most of the past year should subside going forward.


PORTFOLIO BREAKDOWN
Franklin Adjustable U.S.
Government Securities Fund
Based on Total Net Assets
10/31/98

 [Pie Chart]

FNMA     64.2%
FHLMC    19.1%
GNMA     11.6%
Other     5.1%

PORTFOLIO NOTES

Franklin Adjustable U.S. Government Securities Fund's underlying portfolio consists primarily of ARMs linked to or collateralized by mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities. These include obligations of the Federal National Mortgage Association (FNMA or Fannie
Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Government National Mortgage Association (GNMA or Ginnie Mae).

The fund employs a fiscally responsible strategy of investing in seasoned ARM securities, which tend to prepay at slower rates than newer-production ARMs, which have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing bonds' fundamental value relative to comparable securities as well as historical prepayment performance. During the 12-month review period, the fund underperformed its benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, with a return of +4.26% vs. +7.18%.(2) There were no major changes to the portfolio's overall mix during the year. However, we did increase the fund's allocation in GNMA ARMs, from 9.4% to 11.6% of total net assets, which became significantly cheaper versus their historical averages.

(2). Source: Lehman Brothers Global Family of Indices, October 31, 1998. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

FUND'S DISTRIBUTION RATE VS. TREASURY BILL ANNUALIZED YIELD
Franklin Adjustable U.S. Government Securities Fund vs.
One-Year Constant Maturity T-Bill
(11/1/97 - 10/31/98)


                                    FRANKLIN ADJUSTABLE
                                    U.S. GOVERNMENT                         ONE-YEAR
                                    SECURITIES FUND                     CONSTANT MATURITY
DATE                                DISTRIBUTION RATE                   TREASURY BILL YIELD

11/1/97                                   5.59%                                  5.52%

12/31/97                                  5.58%                                  5.51%

1/31/98                                   5.56%                                  5.19%

2/28/98                                   5.58%                                  5.41%

3/31/98                                   5.60%                                  5.41%

4/30/98                                   5.60%                                  5.40%

5/31/98                                   5.61%                                  5.42%

6/30/98                                   5.61%                                  5.38%

7/31/98                                   5.49%                                  5.38%

8/31/98                                   4.74%                                  4.95%

10/31/98                                  4.48%                                  4.41%

10/31/98                                  4.51%                                  4.18%

Source: Federal Reserve.

At the close of the period, your fund's distribution rate was 4.51%. As shown in the graph above, this rate remained competitive, slightly outperforming the yield of the one-year Treasury bill. Of course, the value and interest rate of Treasuries, if held to maturity, are fixed, and principal is guaranteed. In contrast, the investment return and share price of Franklin Adjustable U.S. Government Securities Fund will fluctuate with market conditions. In addition, monthly payments of agency mortgage securities include principal and interest, while semiannual payments of U.S. Treasury securities represent interest only.

Going forward, the current high level of market uncertainty will likely continue for the near term, as long as the global financial crisis persists. Interest rates should remain volatile, and further Fed action is possible. We feel the fund is well-positioned to weather additional financial storms that may appear on the horizon, as we maintain our fiscally responsible strategy, in an effort to produce consistent fund performance in all types of interest-rate environments.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ T. Anthony Coffey
---------------------
T. Anthony Coffey


/s/ Jack Lemein
---------------
Jack Lemein

/s/ Roger A. Bayston
--------------------
Roger A. Bayston

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

PERFORMANCE SUMMARY

Franklin Adjustable U.S. Government Securities Fund's share price, as measured by net asset value, decreased 12.0 cents, from $9.48 on October 31, 1997, to $9.36 on October 31, 1998.

During the reporting period, shareholders received per-share distributions totaling 51.4 cents ($0.514) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $9.58 on October 31, 1998, and an annualization of October's dividend of 3.6 cents ($0.036) per share, your fund's distribution rate was 4.51%.

The fund reported a cumulative total return of +4.26% for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

The graph on page 21 compares the performance of the fund's shares, for the past 10 years, with that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel

Past performance is not predictive of future results.                         19

DIVIDEND DISTRIBUTIONS
Franklin Adjustable U.S. Government
Securities Fund
11/1/97 - 10/31/98

                                             DIVIDEND
MONTH                                        PER SHARE
------------------------------------------------------
November                                    4.5 cents
December                                    4.5 cents
January                                     4.5 cents
February                                    4.5 cents
March                                       4.5 cents
April                                       4.5 cents
May                                         4.5 cents
June                                        4.5 cents
July                                        4.4 cents
August                                      3.8 cents
September                                   3.6 cents
October                                     3.6 cents
TOTAL                                       51.4 CENTS

6-Month CD Index.* Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Adjustable U.S. Government Securities Fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

*Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities with maturities from one to two years.


20                         Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON
Franklin Adjustable U.S. Government Securities Fund
$10,000 Investment (11/1/88 - 10/31/98)

                           ADJUSTABLE RATE U.S.      LEHMAN BROTHERS SHORT 1-2        P&R 6 MO. CD
                            GOVERNMENT FUND                US GOVT
                            ---------------                -------
             11/1/88           $9,778                    $10,000                  $10,000
              Nov-88           $9,816                     $9,986    -0.14%        $10,038       0.38%
              Dec-88           $9,854                    $10,014     0.28%        $10,112       0.74%
              Jan-89           $9,922                    $10,091     0.76%        $10,187       0.74%
              Feb-89           $9,942                    $10,096     0.06%        $10,218       0.30%
              Mar-89           $9,986                    $10,143     0.46%        $10,297       0.78%
              Apr-89          $10,100                    $10,265     1.21%        $10,412       1.11%
              May-89          $10,185                    $10,402     1.33%        $10,514       0.98%
              Jun-89          $10,288                    $10,574     1.65%        $10,614       0.95%
              Jul-89          $10,363                    $10,718     1.36%        $10,720       1.00%
              Aug-89          $10,438                    $10,673    -0.42%        $10,771       0.48%
              Sep-89          $10,535                    $10,738     0.61%        $10,840       0.64%
              Oct-89          $10,664                    $10,880     1.32%        $10,946       0.98%
              Nov-89          $10,763                    $10,976     0.88%        $11,026       0.73%
              Dec-89          $10,873                    $11,018     0.38%        $11,100       0.67%
              Jan-90          $10,930                    $11,044     0.24%        $11,169       0.62%
              Feb-90          $11,010                    $11,104     0.54%        $11,238       0.62%
              Mar-90          $11,098                    $11,144     0.36%        $11,305       0.59%
              Apr-90          $11,174                    $11,180     0.33%        $11,371       0.59%
              May-90          $11,273                    $11,339     1.42%        $11,472       0.89%
              Jun-90          $11,359                    $11,450     0.97%        $11,553       0.70%
              Jul-90          $11,465                    $11,575     1.10%        $11,651       0.85%
              Aug-90          $11,546                    $11,624     0.43%        $11,721       0.60%
              Sep-90          $11,638                    $11,711     0.74%        $11,789       0.58%
              Oct-90          $11,720                    $11,834     1.05%        $11,881       0.78%
              Nov-90          $11,803                    $11,940     0.90%        $11,947       0.56%
              Dec-90          $11,909                    $12,072     1.11%        $12,063       0.97%
              Jan-91          $12,014                    $12,183     0.92%        $12,164       0.84%
              Feb-91          $12,116                    $12,264     0.66%        $12,237       0.60%
              Mar-91          $12,217                    $12,348     0.69%        $12,323       0.70%
              Apr-91          $12,294                    $12,454     0.86%        $12,404       0.66%
              May-91          $12,368                    $12,525     0.56%        $12,464       0.48%
              Jun-91          $12,415                    $12,581     0.45%        $12,509       0.36%
              Jul-91          $12,546                    $12,678     0.78%        $12,585       0.61%
              Aug-91          $12,639                    $12,836     1.25%        $12,676       0.72%
              Sep-91          $12,754                    $12,952     0.90%        $12,744       0.54%
              Oct-91          $12,831                    $13,079     0.98%        $12,821       0.60%
              Nov-91          $12,868                    $13,209     1.00%        $12,895       0.58%
              Dec-91          $12,941                    $13,382     1.30%        $12,974       0.61%
              Jan-92          $12,970                    $13,383     0.01%        $13,027       0.41%
              Feb-92          $13,037                    $13,422     0.29%        $13,065       0.29%
              Mar-92          $13,089                    $13,436     0.10%        $13,103       0.29%
              Apr-92          $13,126                    $13,551     0.86%        $13,167       0.49%
              May-92          $13,212                    $13,664     0.84%        $13,216       0.37%
              Jun-92          $13,298                    $13,782     0.86%        $13,262       0.35%
              Jul-92          $13,309                    $13,924     1.03%        $13,335       0.55%
              Aug-92          $13,365                    $14,023     0.71%        $13,375       0.30%
              Sep-92          $13,420                    $14,139     0.83%        $13,430       0.41%
              Oct-92          $13,381                    $14,074    -0.46%        $13,452       0.17%
              Nov-92          $13,408                    $14,061    -0.10%        $13,466       0.10%
              Dec-92          $13,460                    $14,181     0.86%        $13,529       0.47%
              Jan-93          $13,509                    $14,310     0.91%        $13,581       0.38%
              Feb-93          $13,571                    $14,411     0.70%        $13,617       0.27%
              Mar-93          $13,589                    $14,450     0.27%        $13,654       0.27%
              Apr-93          $13,659                    $14,529     0.55%        $13,695       0.30%
              May-93          $13,661                    $14,498     -0.22%       $13,718       0.17%
              Jun-93          $13,734                    $14,588     0.62%        $13,755       0.27%
              Jul-93          $13,780                    $14,623     0.24%        $13,795       0.29%
              Aug-93          $13,825                    $14,725     0.70%        $13,839       0.32%
              Sep-93          $13,808                    $14,770     0.31%        $13,878       0.28%
              Oct-93          $13,777                    $14,802     0.22%        $13,913       0.25%
              Nov-93          $13,676                    $14,815     0.09%        $13,946       0.24%
              Dec-93          $13,642                    $14,868     0.36%        $13,988       0.30%
              Jan-94          $13,690                    $14,952     0.56%        $14,034       0.33%
              Feb-94          $13,609                    $14,886    -0.44%        $14,033      -0.01%
              Mar-94          $13,511                    $14,847    -0.26%        $14,065       0.23%
              Apr-94          $13,424                    $14,808    -0.27%        $14,086       0.15%
              May-94          $13,485                    $14,832     0.17%        $14,123       0.26%
              Jun-94          $13,523                    $14,873     0.28%        $14,167       0.31%
              Jul-94          $13,579                    $14,992     0.80%        $14,229       0.44%
              Aug-94          $13,579                    $15,043     0.34%        $14,284       0.39%
              Sep-94          $13,564                    $15,031    -0.08%        $14,320       0.25%
              Oct-94          $13,409                    $15,074     0.28%        $14,376       0.39%
              Nov-94          $13,403                    $15,025    -0.32%        $14,408       0.22%
              Dec-94          $13,374                    $15,061     0.24%        $14,464       0.39%
              Jan-95          $13,481                    $15,245     1.22%        $14,565       0.70%
              Feb-95          $13,635                    $15,426     1.19%        $14,654       0.61%
              Mar-95          $13,715                    $15,514     0.57%        $14,726       0.49%
              Apr-95          $13,842                    $15,640     0.81%        $14,811       0.58%
              May-95          $14,135                    $15,857     1.39%        $14,909       0.66%
              Jun-95          $14,085                    $15,942     0.53%        $14,983       0.50%
              Jul-95          $14,173                    $16,016     0.47%        $15,066       0.55%
              Aug-95          $14,292                    $16,105     0.55%        $15,138       0.48%
              Sep-95          $14,365                    $16,177     0.45%        $15,206       0.45%
              Oct-95          $14,424                    $16,297     0.74%        $15,287       0.53%
              Nov-95          $14,560                    $16,417     0.74%        $15,368       0.53%
              Dec-95          $14,601                    $16,532     0.70%        $15,454       0.56%
              Jan-96          $14,704                    $16,663     0.79%        $15,537       0.54%
              Feb-96          $14,713                    $16,626    -0.22%        $15,598       0.39%
              Mar-96          $14,802                    $16,636     0.06%        $15,652       0.35%
              Apr-96          $14,814                    $16,668     0.19%        $15,720       0.43%
              May-96          $14,875                    $16,718     0.30%        $15,786       0.42%
              Jun-96          $15,016                    $16,830     0.67%        $15,847       0.39%
              Jul-96          $15,061                    $16,897     0.40%        $15,915       0.43%
              Aug-96          $15,106                    $16,966     0.41%        $16,000       0.53%
              Sep-96          $15,214                    $17,102     0.80%        $16,078       0.49%
              Oct-96          $15,368                    $17,273     1.00%        $16,162       0.52%
              Nov-96          $15,440                    $17,384     0.64%        $16,239       0.48%
              Dec-96          $15,513                    $17,412     0.16%        $16,313       0.45%
              Jan-97          $15,619                    $17,493     0.47%        $16,384       0.44%
              Feb-97          $15,709                    $17,544     0.29%        $16,450       0.40%
              Mar-97          $15,751                    $17,551     0.04%        $16,506       0.34%
              Apr-97          $15,879                    $17,683     0.75%        $16,583       0.47%
              May-97          $15,974                    $17,801     0.67%        $16,670       0.52%
              Jun-97          $16,086                    $17,913     0.63%        $16,753       0.50%
              Jul-97          $16,250                    $18,076     0.91%        $16,843       0.54%
              Aug-97          $16,260                    $18,113     0.20%        $16,919       0.45%
              Sep-97          $16,374                    $18,236     0.68%        $16,997       0.46%
              Oct-97          $16,471                    $18,356     0.66%        $17,080       0.49%
              Nov-97          $16,480                    $18,406     0.27%        $17,152       0.42%
              Dec-97          $16,594                    $18,522     0.63%        $17,241       0.52%
              Jan-98          $16,725                    $18,679     0.85%        $17,339       0.57%
              Feb-98          $16,734                    $18,709     0.16%        $17,407       0.39%
              Mar-98          $16,778                    $18,786     0.41%        $17,485       0.45%
              Apr-98          $16,859                    $18,874     0.47%        $17,562       0.44%
              May-98          $16,904                    $18,970     0.51%        $17,648       0.49%
              Jun-98          $16,985                    $19,065     0.50%        $17,728       0.45%
              Jul-98          $17,028                    $19,155     0.47%        $17,815       0.49%
              Aug-98          $17,133                    $19,352     1.03%        $17,909       0.53%
              Sep-98          $17,235                    $19,572     1.14%        $18,018       0.61%
              Oct-98          $17,174    -0.36%          $19,674     0.52%        $18,110       0.51%

        Total Return                     71.74%                     96.74%                     81.10%

*Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.
**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PERFORMANCE
Franklin Adjustable U.S. Government Securities Fund
Periods ended 10/31/98

                                                                         SINCE
                                                                        INCEPTION
                                    1-YEAR          5-YEAR   10-YEAR   (10/20/87)
-----------------------------------------------------------------------------
Cumulative Total Return(1)          +4.26%         +24.65%   +75.63%    +86.57%

Average Annual Total Return(2)      +1.90%          +4.04%    +5.56%     +5.60%

Distribution Rate(3)                        4.51%

30-Day Standardized Yield(4)                4.81%


(1). Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.

(3). Distribution rate is based on an annualization of October's 3.6 cent per share monthly dividend and the maximum offering price of $9.58 on October 31, 1998.

(4). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                        21

FUND CATEGORY
[Pyramid Graphic]

FRANKLIN BOND FUND

Your Fund's Goal: Franklin Bond Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal.

It's a pleasure to bring you Franklin Bond Fund's inaugural annual report, covering the period since the fund's inception on August 3, 1998, through the fund's fiscal year-end on October 31, 1998. Investor uncertainty and anxiety strongly influenced financial markets around the world during the three months under review, causing investors to generally avoid all classes of securities except for the most widely traded U.S. Treasury issues. Global and domestic market volatility was an outgrowth of the Asian financial crisis that developed during the summer of 1997. The U.S. was somewhat insulated from the "Asian flu" until recently, with tremendous consumer demand that offset weakening export and manufacturing activity. However, as global demand diminished, the economy fought stronger headwinds. The erosion so evident in the manufacturing sector began to trickle into the service sector, notably impacting financial firms. In spite of this, the labor market has not yet displayed significant weakness, and consumer confidence remains near historically high levels. It is likely, however, that continued slowing of the economy, and further equity market declines, will translate into reduced employment and falling consumer confidence. The Federal Reserve Board (the Fed), focused on


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 92 of this report.

this very possibility, cut the federal funds target rate to 5.25% on September 29, and then again to 5.00% on October 15, in an effort to sustain economic growth going forward.


As of October 31, 1998, Franklin Bond Fund held 18.46% of total net assets in U.S. Treasury securities. Low inflation coupled with a federal budget surplus provided a favorable backdrop for U.S. Treasury securities during the reporting period. Furthermore, as financial markets worldwide suffered from a lack of confidence, investors ignored most other financial instruments and fled to the relative safety of U.S. Treasuries. This sent Treasury yields plummeting and prices jumping, in an already favorable environment. The 30-year Treasury bond yield declined 52 basis points, from 5.67% on August 3, the fund's inception date, to 5.15% on October 31. The 10-year Treasury note yield fell from 5.46% to 4.64%, while the 5-year Treasury note yield dropped from 5.46% to 4.24%, during the three-month period.

Non-callable agency bonds comprised 13.34% of the fund's total net assets on October 31, 1998. Non-callable U.S. government agency bonds, bonds that cannot be redeemed until maturity, generally appreciated in price during the reporting period. However, although agency bond prices tend to move in the same direction as U.S. Treasuries, they were unable to keep pace with the enormous Treasury market rally. Therefore, agency bond yield spreads, the difference between the higher agency bond yields and Treasury yields, widened, enabling us to purchase the bonds at a historically high-yield advantage relative to Treasuries. Although yield spreads also widened on corporate bonds and mortgage pass-through securities, agency bonds, as a sector, generally have lower cash-flow risk.

PORTFOLIO BREAKDOWN
Franklin Bond Fund
10/31/98

                                                  % OF TOTAL
SECTOR                                            NET ASSETS
------------------------------------------------------------
Mortgage-backed Securities                       34.51%
Corporate Bonds                                  27.48%
U.S. Treasury Securities                         18.46%
U.S. Agency Bonds                                13.34%
Cash, assets and liabilities                      6.21%

Mortgage-backed securities accounted for 34.51% of the fund's total net assets on October 31, 1998. Mortgage pass-through securities, bonds backed by mortgages, underperformed comparable U.S. Treasury securities during the reporting period, owing to the overwhelming flight-to-quality mentality. Even so, lower-coupon mortgage bonds, which account for the majority of Franklin Bond Fund's holdings in this sector, benefited from price appreciation during the reporting period. The fund maintained little exposure to higher-coupon mortgages, which have greater prepayment risk than lower-coupons. As the prices of higher-coupon pass-through securities increasingly reflect the prepayment risk associated with declining interest rates, we may increase our allocation to these securities. If, in our view, higher-coupon pass-through securities' prices begin decreasing due to an excessive amount of prepayments, then we may overweight this sector.

As of October 31, 1998, corporate bonds comprised 27.48% of the fund's total net assets. Corporate bonds came under pressure fundamentally and technically during the reporting period. The lack of global demand for goods and services fueled concern over earnings growth for the corporate sector. Turbulence in the Russian, Asian, Latin American and domestic equity markets combined with fears of weaker profitability and record issuance levels to push corporate bond prices lower. Due to the concurrent Treasury market rally, yield spreads on investment-grade corporate bonds approached levels not seen since the 1990-1991 recession. High-yield corporate bonds witnessed spreads, the difference between corporate bond yields and U.S. Treasuries' yields, reaching wider levels than their averages over the last 10 years. In this environment, we increased our holdings throughout the period as opportunities to add value arose.

The corporate bonds purchased for the fund emphasize short- to-intermediate-term maturities from well-managed, profitable companies that are defensive in nature, as we seek to position the fund to weather additional financial storms on the horizon. We will continue to scan the corporate bond market for individual securities that suffered declines we feel were unjustifiable in the sector sell-off.

Going forward, we expect the Fed to lower short-term interest rates further in the months ahead. In this declining interest-rate environment, Franklin Bond Fund is well-positioned to benefit through our diversification in different sectors, as well as our commitment to maintaining a value-oriented investment approach.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Roger A. Bayston
--------------------
Roger A. Bayston
Portfolio Manager
Franklin Bond Fund

PERFORMANCE SUMMARY


DIVIDEND DISTRIBUTIONS
Franklin Bond Fund - Class I
8/3/98 - 10/31/98*

                                             DIVIDEND
MONTH                                        PER SHARE
------------------------------------------------------
August                                      0.0 cents
September                                   0.0 cents
October                                     4.5 cents
------------------------------------------------------
TOTAL                                       4.5 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

CLASS I

Franklin Bond Fund - Class I share price, as measured by net asset value, increased 36.0 cents, from $10.00 since inception on August 3, 1998, to $10.36 on October 31, 1998.

The fund began paying dividends in October, and shareholders received per-share distributions of 4.5 cents ($0.045) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $10.82 on October 31, 1998, and an annualization of the current monthly dividend of 4.5 cents ($0.045) per share, your fund's distribution rate was 4.99%.

The fund reported a +4.05% cumulative total return for the period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

26                         Past performance is not predictive of future results.

PERFORMANCE
Franklin Bond Fund - Class I
Period ended 10/31/98

                                                       SINCE
                                                     INCEPTION
                                                     (8/3/98)
-------------------------------------------------------------
Cumulative Total Return(1)                             +4.05%

Aggregate Total Return(2)                              -0.34%

Distribution Rate(3)         4.99%

30-Day Standardized Yield(4) 4.40%


(1). Cumulative total return measures the change in value of an investment over the period indicated and does not include the sales charge.

(2). Aggregate total return represents the average annual change in value of an investment over the period indicated and includes the current, maximum 4.25% initial sales charge. Since the fund has existed for less than one year, the figures represent aggregate total return from inception; therefore, average annual total returns are not provided.

(3). Distribution rate is based on an annualization of the current 4.5 cent per share monthly dividend and the maximum offering price of $10.82 on October 31, 1998.

(4). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 4.12%. The fee waiver may be discontinued at any time, upon notice to the funds Board of Directors. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         27

DIVIDEND DISTRIBUTIONS
Franklin Bond Fund - Advisor Class
8/3/98 - 10/31/98*

                                            DIVIDEND
MONTH                                       PER SHARE
-----------------------------------------------------
August                                     0.00 cents
September                                  0.00 cents
October                                    4.71 cents
-----------------------------------------------------
Total                                      4.71 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

ADVISOR CLASS

Franklin Bond Fund - Advisor Class share price, as measured by net asset value, increased 37.0 cents, from $10.00 on August 3, 1998, to $10.37 on October 31, 1998.

The fund began paying dividends in October, and shareholders received per-share distributions of 4.71 cents ($0.0471) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the fund's net asset value price of $10.37 on October 31, 1998, and an annualization of the current monthly dividend of 4.71 cents ($0.0471) per share, the fund's distribution rate was 5.45%.

The fund reported a +4.17% cumulative total return for the period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.


28                         Past performance is not predictive of future results.

PERFORMANCE
Franklin Bond Fund - Advisor Class
Period ended 10/31/98

                                                       Since
                                                     Inception
                                                     (8/3/98)
--------------------------------------------------------------
Cumulative Total Return(1)                            +4.17%

Aggregate Total Return(1)                             +4.17%

Distribution Rate(2)           5.45%

30-Day Standardized Yield(3)   4.84%


(1) Cumulative total return represents the change in value of an investment over the periods indicated. Aggregate total return represents the average annual change in value of an investment over the period indicated. Since the fund has existed for less than one year, the figures represent aggregate total return from inception; therefore, average annual total returns are not provided.

(2) Distribution rate is based on an annualization of the current 4.71 cent per share monthly dividend and the net asset value price of $10.37 on October 31, 1998.

(3) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 4.55%. The fee waiver may be discontinued at any time, upon notice to the funds Board of Directors. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         29

FUND CATEGORY

[Pyramid Graphic]


FRANKLIN CONVERTIBLE
SECURITIES FUND

Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

During the reporting period, concerns about the timing and extent of the global economic slowdown produced increased market volatility. In particular, the economic and political turmoil in Asia, Latin America and Russia raised concerns about the health of corporate profits and future growth opportunities for companies at home and abroad. The resulting market volatility and uncertainty regarding economic and market conditions over the near term was one of the principal reasons for the fund's underperformance. For the year ended October 31, 1998, the fund's Class I shares produced a -9.93% cumulative total return.

The behavior of the fund's key asset classes also contributed to its lackluster performance. The fund has historically had a disposition to small-cap growth companies, which enabled it to produce a strong +20.3% average annual total return for the three-year period ending October 31, 1997. However, for the current one-year period ended October 31, 1998, the fund's small-cap disposition was one of the primary reasons for the fund's underperformance. Due to the large positions in small-cap stocks, the fund was underweight the larger-cap Consumer

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 98 of this report.

Cyclical Growth sector, the second-best performing sector in the Goldman Sachs Convertible 100 Bond Index during the first six months of 1998. In addition, the fund was hurt in August's correction, as small-cap stocks suffered greater declines than larger-cap stocks.

Earlier in the fund's fiscal year, we believed oil and energy companies fit our investment profile, as they were attractively priced relative to their growth prospects and risk profiles. Nonetheless, these positions negatively impacted the fund, as oil prices continued to decline, falling to $11.61 a barrel on June 15, 1998, a 12-year low. The prolonged weakness in oil prices continued to hamper the performance of several of the fund's investments, specifically those in companies engaged in oil and gas exploration, and production and oilfield services. However, recent evidence of OPEC production cutbacks and non-OPEC production declines, associated with the lack of investment in high-cost properties, adds to our confidence that oil and energy companies offer significant value under current depressed industry conditions. At recent levels, oil and energy companies look very attractive, given our expectation that supply and demand will soon move back into equilibrium. The fund continues to have an overweight position in these companies and should benefit as fundamental conditions improve.

The fund had sizable investments in the real estate sector, as well. In the third quarter of 1998, while the real estate industry continued to benefit from strong operating fundamentals and low interest rates, the performance of certain real estate securities, called real estate investment trusts (REITs), weakened,


PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
10/31/98

                                         % OF TOTAL
                                         NET ASSETS
---------------------------------------------------
Convertible Bonds                           43.3%

Convertible Preferred Stocks                39.9%

Common Stocks                                2.6%

Cash & Short-Term Equivalents               14.2%

TOP FIVE HOLDINGS
Franklin Convertible
Securities Fund
10/31/98

COMPANY                                   % OF TOTAL
SECURITY                                  NET ASSETS
----------------------------------------------------
Bell Atlantic Financial Services            3.4%
Convertible Bond

Xilinx,Inc.                                 3.0%
Convertible Bond

El Paso Energy Capital Trust I              2.9%
Convertible Preferred Stock

McKesson Financing Trust                    2.5%
Convertible Preferred Stock

Diamond Offshore Drilling, Inc.             2.3%
Convertible Bond

slightly underperforming the S&P 500. Investors reacted negatively to general concerns about the U.S. economy and the slowdown in REIT acquisitions, stemming from the inability to obtain financing, and pushed down REIT stock prices. However, we believe that earnings visibility in 1999 could be excellent for the real estate industry relative to the overall market, given strong sector fundamentals and stable cash flows derived from real estate leases. As a result of lower stock prices, REITs now trade at the most attractive valuations seen in the last several years. We believe this growing sector should continue to attract investors, as earnings consistency improves and REITs begin to benefit from their diversified portfolios.

As a consequence of the past year's market volatility, we positioned the fund in higher-quality, more widely traded securities in all sectors. While still maintaining our strict investment criteria, we actively concentrated on names with more defensive qualities, such as convertible securities in the utilities sector, or in selective securities that offered attractive valuations and allowed us to capitalize on favorable trends. Texas Utilities Co., for example, was one of our favorite companies in the utilities sector. The Texas Utilities convertible preferred stock was attractively priced and allowed us not only to invest in a defensive industry, but earn a higher dividend than the common stock as well.

The increased market volatility had an upside; it presented some attractive investment opportunities. We recently purchased bonds issued by Omnicare, Inc., a leading provider of pharmaceuticals and other related services to the nursing home sector. Although some uncertainty exists, we felt Omnicare has made more than adequate allowances, and are further comforted by Omnicare's superior technology, excellent management and extremely consistent operating performance.

McKesson Corp., the largest provider of drugs and medical supplies to hospitals, nursing homes and physician clinics, was another attractive investment. The company augments its core distribution with pharmacy management services, automated drug-dispensing tools and a variety of information systems for implementation in administrative and clinical environments. After announcing its intent to acquire HBO & Co., a leading health care information systems company, on October 18, 1998, investor skepticism drove McKesson's convertible preferred stock down. However, given McKesson's superior management and market position, we felt the merger's long-term results would be very favorable and were able to purchase shares at attractive levels.

During the reporting period, we reduced our position in Union Pacific Corp., a leading rail transportation and trucking company. Although we believe Union Pacific will continue to make operational progress in absorbing Southern Pacific, we determined that the company's bonds began to approach our target price. Given Union Pacific's high relative position versus other securities, we decided to decrease our exposure. However, we continue to feel the company possesses one of the strongest positions in the railroad industry and will monitor its convertible preferred stock for future investment opportunities.

Going forward, our focus will remain value-driven, concentrating on high-quality names that allow us to capture a significant portion of the underlying equity's price appreciation, while attempting to limit our exposure to price declines. To identify investments that meet our criteria, we analyze a large number of convertible securities, narrowing our options to those companies we believe have superior business prospects and attractive valuation levels. We will continue to work closely with our team of equity analysts in identifying investment ideas with the most favorable risk/reward characteristics.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Edward B. Jamieson
----------------------
Edward B. Jamieson
Portfolio Manager
Franklin Convertible Securities Fund

PERFORMANCE SUMMARY

CLASS I

Franklin Convertible Securities Fund - Class I reported a -9.93% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 37, the fund delivered a +207.88% cumulative total return since inception on April 15, 1987.

The fund's share price, as measured by net asset value, decreased $2.99, from $14.74 on October 31, 1997, to $11.75 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 64.5 cents ($0.645) including a 4.5 cent ($0.045) special year-end distribution, 79.65 cents ($0.7965) in short-term capital gains, and 24.55 cents ($0.2455) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Past performance is not predictive of future results.                         35

DIVIDEND DISTRIBUTIONS
Franklin Convertible
Securities Fund - Class I
11/1/97 - 10/31/98


                                             DIVIDEND
MONTH                                       PER SHARE
-----------------------------------------------------
November                                    5.0 cents
December                                    9.5 cents*
January                                     5.0 cents
February                                    5.0 cents
March                                       5.0 cents
April                                       5.0 cents
May                                         5.0 cents
June                                        5.0 cents
July                                        5.0 cents
August                                      5.0 cents
September                                   5.0 cents
October                                     5.0 cents
TOTAL                                       64.5 CENTS

*Includes a special 4.5 cent distribution.

TOTAL RETURN INDEX COMPARISON
Franklin Convertible Securities Fund - Class I
$10,000 Investment (11/1/88 - 10/31/98)

       DATE             FRANKLIN CONVERTIBLE        GOLDMAN SACHS CONVERTIBLE 100      GOLDMAN SACHS
                      SECURITIES FUND - CLASS I              BOND INDEX                 CONV100 $T
---------------------------------------------------------------------------------------------------------
     11/1/88                   $9,422                          $10,000
     11/30/88                  $9,339                          $9,799                     -2.01%
     12/31/88                  $9,316                          $9,964                      1.68%
     1/31/89                   $9,748                          $10,454                     4.92%
     2/28/89                   $9,775                          $10,488                     0.33%
     3/31/89                   $9,721                          $10,560                     0.68%
     4/30/89                   $10,068                         $10,844                     2.69%
     5/31/89                   $10,282                         $10,976                     1.22%
     6/30/89                   $10,247                         $10,863                    -1.03%
     7/31/89                   $10,474                         $11,009                     1.34%
     8/31/89                   $10,714                         $11,245                     2.15%
     9/30/89                   $10,626                         $11,035                    -1.87%
     10/31/89                  $10,239                         $10,586                    -4.07%
     11/30/89                  $10,354                         $10,723                     1.30%
     12/31/89                  $10,449                         $10,705                    -0.17%
     1/31/90                   $10,152                         $10,153                    -5.16%
     2/28/90                   $10,215                         $10,226                     0.72%
     3/31/90                   $10,453                         $10,384                     1.55%
     4/30/90                   $10,217                         $10,020                    -3.51%
     5/31/90                   $10,680                         $10,645                     6.24%
     6/30/90                   $10,845                         $10,619                    -0.25%
     7/31/90                   $10,694                         $10,502                    -1.10%
     8/31/90                   $10,024                         $9,918                     -5.56%
     9/30/90                   $9,483                          $9,365                     -5.57%
     10/31/90                  $9,009                          $8,860                     -5.40%
     11/30/90                  $9,422                          $9,356                      5.60%
     12/31/90                  $9,848                          $9,605                      2.66%
     1/31/91                   $10,228                         $10,128                     5.45%
     2/28/91                   $10,861                         $10,737                     6.01%
     3/31/91                   $11,269                         $10,976                     2.23%
     4/30/91                   $11,532                         $11,083                     0.97%
     5/31/91                   $11,970                         $11,488                     3.66%
     6/30/91                   $11,572                         $11,130                    -3.12%
     7/31/91                   $12,063                         $11,433                     2.72%
     8/31/91                   $12,496                         $11,802                     3.23%
     9/30/91                   $12,518                         $11,770                    -0.27%
     10/31/91                  $12,640                         $12,003                     1.98%
     11/30/91                  $12,485                         $11,689                    -2.62%
     12/31/91                  $13,159                         $12,265                     4.93%
     1/31/92                   $13,488                         $12,857                     4.83%
     2/29/92                   $13,703                         $13,153                     2.30%
     3/31/92                   $13,517                         $13,000                    -1.16%
     4/30/92                   $13,566                         $13,010                     0.07%
     5/31/92                   $13,824                         $13,292                     2.17%
     6/30/92                   $13,597                         $13,158                    -1.01%
     7/31/92                   $14,083                         $13,618                     3.50%
     8/31/92                   $13,906                         $13,611                    -0.05%
     9/30/92                   $14,115                         $13,889                     2.04%
     10/31/92                  $14,286                         $13,915                     0.19%
     11/30/92                  $14,891                         $14,237                     2.31%
     12/31/92                  $15,296                         $14,430                     1.36%
     1/31/93                   $15,703                         $14,758                     2.27%
     2/28/93                   $15,644                         $14,929                     1.16%
     3/31/93                   $16,261                         $15,432                     3.37%
     4/30/93                   $16,230                         $15,405                    -0.18%
     5/31/93                   $16,672                         $15,790                     2.50%
     6/30/93                   $16,850                         $16,028                     1.51%
     7/31/93                   $17,044                         $15,988                    -0.25%
     8/31/93                   $17,662                         $16,432                     2.78%
     9/30/93                   $17,943                         $16,452                     0.12%
     10/31/93                  $18,324                         $16,704                     1.53%
     11/30/93                  $17,984                         $16,644                    -0.36%
     12/31/93                  $18,438                         $16,902                     1.55%
     1/31/94                   $18,938                         $17,318                     2.46%
     2/28/94                   $18,870                         $17,240                    -0.45%
     3/31/94                   $18,180                         $16,724                    -2.99%
     4/30/94                   $17,904                         $16,423                    -1.80%
     5/31/94                   $17,973                         $16,472                     0.30%
     6/30/94                   $17,951                         $16,311                    -0.98%
     7/31/94                   $18,349                         $16,650                     2.08%
     8/31/94                   $18,794                         $17,120                     2.82%
     9/30/94                   $18,713                         $16,868                    -1.47%
     10/31/94                  $18,722                         $16,789                    -0.47%
     11/30/94                  $18,184                         $16,199                    -3.51%
     12/31/94                  $18,136                         $16,081                    -0.73%
     1/31/95                   $18,022                         $16,400                     1.98%
     2/28/95                   $18,398                         $16,942                     3.31%
     3/31/95                   $18,925                         $17,442                     2.95%
     4/30/95                   $19,436                         $17,863                     2.41%
     5/31/95                   $20,016                         $18,375                     2.87%
     6/30/95                   $20,597                         $18,991                     3.35%
     7/31/95                   $21,432                         $19,574                     3.07%
     8/31/95                   $21,634                         $19,819                     1.25%
     9/30/95                   $22,037                         $20,050                     1.17%
     10/31/95                  $21,563                         $19,613                    -2.18%
     11/30/95                  $22,123                         $20,396                     3.99%
     12/31/95                  $22,524                         $20,508                     0.55%
     1/31/96                   $22,940                         $21,093                     2.85%
     2/29/96                   $23,302                         $21,453                     1.71%
     3/31/96                   $23,539                         $21,749                     1.38%
     4/30/96                   $24,106                         $21,952                     0.93%
     5/31/96                   $24,600                         $22,345                     1.79%
     6/30/96                   $24,213                         $22,190                    -0.69%
     7/31/96                   $23,329                         $21,451                    -3.33%
     8/31/96                   $24,163                         $22,136                     3.19%
     9/30/96                   $25,112                         $22,857                     3.26%
     10/31/96                  $25,167                         $22,732                    -0.55%
     11/30/96                  $26,085                         $23,498                     3.37%
     12/31/96                  $26,202                         $23,319                    -0.76%
     1/31/97                   $27,374                         $23,736                     1.79%
     2/28/97                   $27,090                         $23,817                     0.34%
     3/31/97                   $26,498                         $23,634                    -0.77%
     4/30/97                   $26,560                         $23,967                     1.41%
     5/31/97                   $27,893                         $25,089                     4.68%
     6/30/97                   $28,799                         $25,831                     2.96%
     7/31/97                   $30,308                         $27,366                     5.94%
     8/31/97                   $30,537                         $27,160                    -0.75%
     9/30/97                   $31,827                         $28,524                     5.02%
     10/31/97                  $30,822                         $27,839                    -2.40%
     11/30/97                  $31,074                         $27,745                    -0.34%
     12/31/97                  $31,514                         $27,867                     0.44%
     1/31/98                   $31,061                         $27,752                    -0.41%
     2/28/98                   $31,815                         $29,201                     5.22%
     3/31/98                   $32,090                         $30,226                     3.51%
     4/30/98                   $32,481                         $30,610                     1.27%
     5/31/98                   $31,556                         $29,784                    -2.70%
     6/30/98                   $30,909                         $29,959                     0.59%
     7/31/98                   $30,139                         $29,294                    -2.22%
     8/31/98                   $26,840                         $25,902                    -11.58%
     9/30/98                   $27,379                         $26,402                     1.93%
     10/31/98                  $27,761                         $27,313                     3.45%

The historical performance data shown pertains only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.
* Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.
** Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Based on the maximum offering price of $12.47 on October 31, 1998, and an annualization of October's monthly dividend of 5.0 cents ($0.05) per share, the fund's distribution rate was 4.81%.

The graph above compares the performance of the fund's Class I shares with that of the Goldman Sachs Convertible 100 Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Convertible Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

36                         Past performance is not predictive of future results.

PERFORMANCE

Franklin Convertible Securities Fund - Class I
Periods ended 10/31/98

                                                                         SINCE
                                                                       INCEPTION
                                  1-YEAR            5-YEAR    10-YEAR  (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        -9.93%           +51.50%   +194.65%   +207.88%

Average Annual Total Return(2)   -15.12%            +7.38%    +10.75%     +9.67%

Value of $10,000 Investment(3)   $8,488            $14,279    $27,761    $29,024

Distribution Rate(4)                      4.81%

30-Day Standardized Yield(5)              5.67%


                          10/31/94  10/31/95  10/31/96   10/31/97   10/31/98
-----------------------------------------------------------------------------
One-Year Total Return(6)   +2.17%   +15.18%    +16.71%     +22.47%   -9.93%


(1) Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

(4) Distribution rate is based on an annualization of October's 5.0 cent per share monthly dividend and the maximum offering price of $12.47 on October 31, 1998.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

(6) One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Convertible Securities Fund - Class I paid distributions derived from long-term capital gains of 24.55 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.                         37

CLASS II

Franklin Convertible Securities Fund - Class II reported a -10.61% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 41, the fund delivered a +23.39% cumulative total return since inception on October 2, 1995.

The fund's share price, as measured by net asset value, decreased $2.98, from $14.68 on October 31, 1997, to $11.70 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 54.12 cents ($0.5412) including a 4.5 cent ($0.045) special year-end distribution, 79.65 cents ($0.7965) in short-term capital gains, and 24.55 cents ($0.2455) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

38                         Past performance is not predictive of future results.

Based on the maximum offering price of $11.82 on October 31, 1998, and an annualization of October's monthly dividend of 4.29 cents ($0.0429) per share, the fund's distribution rate was 4.36%.

The graph on page 40 compares the performance of the fund's Class II shares, since inception, with that of the Goldman Sachs Convertible 100 Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. If operating expenses such as Franklin Convertible Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


DIVIDEND DISTRIBUTIONS
Franklin Convertible
Securities Fund - Class II
11/1/97 - 10/31/98



                                             DIVIDEND
MONTH                                        PER SHARE
------------------------------------------------------
November                                    4.08 cents
December                                    8.58 cents*
January                                     4.07 cents
February                                    4.07 cents
March                                       4.07 cents
April                                       4.10 cents
May                                         4.10 cents
June                                        4.10 cents
July                                        4.22 cents
August                                      4.22 cents
September                                   4.22 cents
October                                     4.29 cents
------------------------------------------------------
TOTAL                                      54.12 CENTS


*Includes a special 4.5 cent distribution.

Past performance is not predictive of future results.                         39

TOTAL RETURN INDEX COMPARISON
Franklin Convertible Securities Fund - Class II
$10,000 Investment (10/2/95 - 10/31/98)


      DATE             FRANKLIN CONVERTIBLE        GOLDMAN SACHS CONVERTIBLE 100       GOLDMAN SACHS
                     SECURITIES FUND - CLASS II               BOND INDEX                 CONV100 $T
---------------------------------------------------------------------------------------------------------
     10/2/95                   $9,901                          $10,000
     10/31/95                  $9,708                           $9,782                     -2.18%
     11/30/95                  $9,964                          $10,172                     3.99%
     12/31/95                  $10,125                         $10,228                     0.55%
     1/31/96                   $10,317                         $10,520                     2.85%
     2/29/96                   $10,468                         $10,700                     1.71%
     3/31/96                   $10,571                         $10,847                     1.38%
     4/30/96                   $10,822                         $10,948                     0.93%
     5/31/96                   $11,032                         $11,144                     1.79%
     6/30/96                   $10,854                         $11,067                     -0.69%
     7/31/96                   $10,451                         $10,699                     -3.33%
     8/31/96                   $10,812                         $11,040                     3.19%
     9/30/96                   $11,232                         $11,400                     3.26%
     10/31/96                  $11,245                         $11,337                     -0.55%
     11/30/96                  $11,659                         $11,719                     3.37%
     12/31/96                  $11,697                         $11,630                     -0.76%
     1/31/97                   $12,214                         $11,838                     1.79%
     2/28/97                   $12,079                         $11,879                     0.34%
     3/31/97                   $11,807                         $11,787                     -0.77%
     4/30/97                   $11,827                         $11,953                     1.41%
     5/31/97                   $12,416                         $12,513                     4.68%
     6/30/97                   $12,803                         $12,883                     2.96%
     7/31/97                   $13,469                         $13,648                     5.94%
     8/31/97                   $13,564                         $13,546                     -0.75%
     9/30/97                   $14,123                         $14,226                     5.02%
     10/31/97                  $13,667                         $13,885                     -2.40%
     11/30/97                  $13,780                         $13,837                     -0.34%
     12/31/97                  $13,957                         $13,898                     0.44%
     1/31/98                   $13,756                         $13,841                     -0.41%
     2/28/98                   $14,071                         $14,564                     5.22%
     3/31/98                   $14,184                         $15,075                     3.51%
     4/30/98                   $14,348                         $15,267                     1.27%
     5/31/98                   $13,939                         $14,854                     -2.70%
     6/30/98                   $13,643                         $14,942                     0.59%
     7/31/98                   $13,294                         $14,610                     -2.22%
     8/31/98                   $11,826                         $12,918                    -11.58%
     9/30/98                   $12,056                         $13,168                     1.93%
     10/31/98                  $12,217                         $13,622                     3.45%

The historical performance data shown pertains only to the fund's Class II shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.
* Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.
** Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

40                         Past performance is not predictive of future results.

PERFORMANCE

Franklin Convertible Securities Fund - Class II
Periods ended 10/31/98

                                                                  SINCE
                                                                INCEPTION
                                              1-YEAR   3-YEAR   (10/2/95)
-------------------------------------------------------------------------

Cumulative Total Return(1)                   -10.61%  +25.84%   +23.39%

Average Annual Total Return(2)               -12.30%  +7.60%    +6.72%

Value of $10,000 Investment(3)               $8,770   $12,457   $12,217

Distribution Rate(4)                4.36%

30-Day Standardized Yield(5)        5.23%


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

(4) Distribution rate is based on an annualization of October's 4.29 cent per share monthly dividend and the maximum offering price of $11.82 on October 31, 1998.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Convertible Securities Fund - Class II paid distributions derived from long-term capital gains of 24.55 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.                         41

FRANKLIN EQUITY INCOME FUND


FUND CATEGORY [PYRAMID GRAPHIC]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average yields.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

The fiscal year ending October 31, 1998, witnessed increased volatility in the world's stock markets. During the period, the Asian currency crisis, which surfaced in late 1997, caused declines of 40% or more in many emerging markets. However, the crisis paradoxically stimulated the U.S. economy and financial markets in early 1998. Lower interest rates stemming from the "Asian flu" boosted consumer spending in the U.S. while corporate profit growth remained solid. Real gross domestic product grew by a surprisingly strong 5.5% annualized rate, and the S&P 500 Index, driven by large-cap growth stocks, gained nearly 14% during the first quarter of 1998.

While the U.S. economy appeared to continue on a stable track of moderate expansion with low inflation, the global economic environment deteriorated during the summer months. The Asian crisis expanded to other regions, most notably Russia and Latin America. Also, many economies of developed countries, such as Canada and the U.K., reported slowing trends. This global weakness put downward pricing pressure on many tradable



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 104 of this report.

goods, while at the same time reducing demand for these products. The result was a slowing of corporate profit growth for many U.S.-based companies.

During the third quarter of 1998, these trends strongly influenced the U.S. financial markets. The S&P 500 Index declined by more than 10%.
Smaller-capitalization stocks were especially hard hit, while traditional large-capitalization value stocks, such as utilities, performed very well during the market turmoil. The Federal Reserve Board reacted to these conditions by lowering its federal funds target rate before quarter's end and again in October, to 5.0%. Central banks outside the U.S. also announced similar interest-rate cuts in an effort to stimulate economic growth.

TOP FIVE INVESTMENT SECTORS
FRANKLIN EQUITY INCOME FUND
10/31/98

                        % OF TOTAL
SECTOR                  NET ASSETS
----------------------------------
Utilities                 15.8%
Financial Services        15.7%
Consumer Staples          13.7%
Energy                    12.3%
Basic Materials            9.8%

PORTFOLIO NOTES

The recent performance of Franklin Equity Income Fund, which invests in large-capitalization value stocks, reflected these trends. The fund's investment returns lagged the major market indices during early 1998 but registered favorable relative results throughout the volatile later part of the year. For the one-year period ended October 31, 1998, the fund's Class I shares generated a cumulative +10.96% total return. This compares favorably with the +10.5% return for the Lipper Analytical Equity Income Funds Index, although the fund underperformed its benchmark, the S&P 500 Index.* The S&P 500 is a broad-based index consisting entirely of common stocks of 500 widely held, domestic companies, while the Lipper Analytical Equity Income Funds Index, which tracks the performance of 30 equity income funds, resembles the fund more closely.

The fund maintains a value-oriented investment philosophy, utilizing a highly disciplined approach to investing. We seek to invest in stocks that are selling at attractive prices according



*Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines. Despite the financial market's recent volatility, we feel overall stock valuations remain at the expensive end of their historical range. For example, the average dividend yield for companies comprising the S&P 500 Stock Index was a low 1.5% on October 31, 1998, compared with an average 3.6% over the past 35 years. The fund's asset allocation changed modestly during the year, reflecting these valuation levels. Common stocks declined slightly from 89.5% to 86.2% of total net assets, and more defensive, convertible preferred stocks increased from 4.1% to 6.3%. Short-term investments also grew from 6.1% to 7.7%, as of October 31, 1998. Stocks of internationally based companies fell from 15.9% to 9.7% of total net assets.

TOP TEN HOLDINGS
FRANKLIN EQUITY INCOME FUND
10/31/98

COMPANY                                  % OF TOTAL
INDUSTRY                                 NET ASSETS
----------------------------------------------------
Bell Atlantic Corp.                         2.79%
Telecommunications

Atlantic Richfield Co.                      2.56%
Oil

J.C. Penney Inc.                            2.33%
Retail Trade

Pharmacia & Upjohn Inc.                     2.20%
Health Technology

UST Inc.                                    1.88%
Consumer Non-Durables

Texaco Inc.                                 1.86%
Energy Minerals

Sempra Energy                               1.83%
Electric Utilities

YPF SA, Sponsored
ADR (Argentina)                             1.76%
Energy Minerals

US West, Inc.                               1.76%
Telecommunications

Chevron Corp.                               1.74%
Energy Minerals

We often find compelling value in stocks of companies that appear to be fundamentally strong but have experienced temporary disappointments, or in companies whose industries have uncertain prospects for near-term earnings growth. The fund's accumulation of a sizeable investment weighting of electric utility stocks serves as a good example. The uncertainty that accompanied the electric utility sector deregulation caused electric utility stocks to underperform the broader market from late 1993 through 1997. Cumulative total returns for the S&P 500 Index over this period were approximately triple that of the Dow Jones Electric Utility Index, and relative valuations such as price earnings ratios and yields reached their most attractive levels in years. Since then, deregulation's effects have become more clearly defined, in turn making utility companies' earnings growth prospects and balance sheets more easily understood. One of the fund's investments, Iowa-based MidAmerican

Energy Holdings, agreed to be acquired at an attractive premium to its market price. We sold the position and initiated an investment in the 9.25% convertible preferred stock of Texas Utilities Co. Electric utility stocks continue to represent one of the fund's largest sectors, representing 12.3% of total net assets as of fiscal year end.

Energy stocks remain an area of investment focus. Holdings were 12.3% of the fund's total net assets on October 31, 1998. Early in 1998, mild weather in the U.S. and lower than anticipated demand in Asia resulted in crude oil prices temporarily dropping to their lowest levels in 12 years. Since then, OPEC production has been curtailed, pushing prices up. We took advantage of the short-term price weakness by adding to our existing positions. One of those positions, Amoco Corp., subsequently announced an agreement to be acquired by British Petroleum, Co. PLC at a significantly higher price.

Our investments in real estate investment trusts (REITs), comprising 7.1% of the fund's total net assets on October 31, 1998, registered disappointing returns, with most investments in the sector experiencing negative performance for the 12-month period. This was largely due to non-fundamental reasons in our opinion. One bright spot was our investment in Equity Office Properties Trust, which we purchased in July 1997. The stock reached our price target in late 1997 and was sold at a total return in excess of +45%. In the near future, most industry participants will likely face slower growth rates and any U.S. recession would negatively affect them. However, we believe that the historical lows recently reached in many REIT stocks' prices more than adequately reflect the prospects for slower future growth rates and are now considered inexpensive. Several of these stocks are selling at prices below their companies' net asset values and at very attractive multiples to cash flow. Accordingly, we have added to our existing holdings and started new positions in the 7.75% convertible preferred stock of Glenborough Realty Trust, Inc. and in MeriStar Hospitality Corp, Inc., a hotel REIT that owns and leases properties under such names as Hilton, Sheraton, Marriott and Westin.

Financial stocks experienced favorable returns early in the period but were among the stock market's worst performers during the summer correction. Holdings were 15.7% of the fund's total net assets as of October 31, 1998. The fund sold its positions in Beneficial Finance, acquired in August 1997, and Swedish bank Norbanken, which we began purchasing in October 1995, at returns in excess of +90% and +150% respectively. Yet, we maintained a below-market investment weighting in this area throughout the year. Our investments in insurance stocks, however, increased from 5.1% to 8.0% over the 12-month reporting period. We initiated positions in Safeco Corp. and St. Paul Corp. in recent months. Both stocks offered attractive relative dividend yields and were selling near their book values at time of purchase. Three of our investments, U.K.-based insurance broker Willis Corroon Group PLC, as well as Bermuda-based reinsurance companies Mid Ocean Ltd. and U.S.-based Life Re Corp. agreed to acquisitions during the year under review.

Among our consumer stock investments, we continued to realize profits in the pharmaceutical sector. We sold our remaining investment in Bristol-Myers Squibb Co. at a total return of more than +200%. While the company's growth prospects continued to look favorable, the stock had become expensive relative to its growth rate, with valuations near 30 times earnings at time of sale, compared with approximately 14 times earnings when much of the position was acquired in 1994. Within the food and beverage industries, we realized modest profits in U.K.-based Cadbury Schweppes PLC and started an investment in Anheuser-Busch Cos. Inc., based on stock price weakness. The stock has since performed well, as beer prices have stayed approximately the same and the company successfully settled a strike with employees. An adverse litigation environment and threat of future legislative action caused tobacco stocks to suffer early in the year. We responded by taking profits in British Imperial Tobacco, which was not affected, and reinvesting the proceeds into Phillip Morris Cos. Inc. common stock. Phillip Morris' stock price has since rebounded more than 40% and the company raised its dividend 10%.

In addition, we capitalized on investment opportunities in the stocks of retailers during the summer market decline. We initiated an investment in the convertible preferred of K Mart, Corp. at a near 8% dividend yield, and we added to our investment in J.C. Penney Co. Inc., when the stock offered an approximate 5% dividend yield. Finally, we added to our investments in the auto sector with the purchase of General Motors Corp. (GM). The world's largest auto company, GM has dramatically lagged the investment performance of Ford Motor Co. and Chrysler Corp. in recent years. The company recently announced a restructuring that we believe will help investors better understand the value of its attractive assets. On the other hand, we significantly reduced our investment in Chrysler after its announced merger with Daimler Benz AG, which resulted in sharp appreciation in its share price.

Our investments in economically sensitive basic material stocks, such as steel, chemicals and forest products fared poorly during the year, largely due to weak worldwide commodity prices. We reduced overall weightings from 11.2% to 9.8% of total net assets, and we sold two positions, Arco Chemical Co. and Millenium Chemicals, as they met price targets early in the year. We took losses when we sold investments in Portugal-based, forest-product company Portucel SGPS, diversified chemical company Chemed Corp., and Freeport McMoran Copper and Gold, Inc. because of continued worsening fundamentals.

"We remain committed to our disciplined value-oriented approach, which historically produced consistent and favorable long-term results."


We also reduced the fund's overall investment holdings in telephone companies to 6.4% from 9.3% of the fund's total net assets, during the reporting period. Overall, these stocks performed extremely well. We sold positions in AT&T Corp., France Telecom, and Argentina-based Nortel Inversora SA at attractive profits. AT&T, for example, gained more than 65% during its approximate 18-month holding period. Our investment in New Zealand Telecom, conversely, did not work out as planned, because the stock suffered from the Asian crisis' effects. Two of the fund's positions, GTE Corp. and Southern New England Telephone (SNG), were subject to acquisition bids. We accordingly reduced our investment in SNG as it reached our price target.

Finally, weakness in the technology sector during the period provided the fund with some unique investment opportunities. Many of these stocks have been strong performers over the years but did not previously meet our strict value disciplines. Examples of new positions acquired on weakness with attractive dividend yields include Eastman Kodak Co., filter company Pall, Corp. and electronic connector company AMP, Inc. Pall should benefit as countries increasingly mandate use of filtered blood for transfusions. AMP and Eastman Kodak are undergoing major restructurings that we believe should lead to resumption of above-average earnings growth.

Looking forward, we anticipate continued high levels of financial market volatility. Corporate America will likely face earnings growth challenges near-term, while overall valuations remain high. Importantly, volatility can offer opportunities to invest in quality companies at bargain levels as widely fluctuating stock prices often reflect emotional swings rather than long-term fundamentals. We remain committed to our disciplined value-oriented approach, which historically produced consistent and favorable long-term results. We thank you for your participation in Franklin Equity Income Fund, and we look forward to serving you in the future.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Frank M. Felicelli

Frank M. Felicelli
Portfolio Manager
Franklin Equity Income Fund

PERFORMANCE SUMMARY


CLASS I

Franklin Equity Income Fund - Class I reported +10.96% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 53, the fund delivered a +290.34% cumulative total return since inception on March 15, 1988.

The fund's share price, as measured by net asset value, increased 62 cents from $19.31 on October 31, 1997, to $19.93 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 64.8 cents ($0.648) including a special
2.4 ($0.024) cent year-end distribution, 28.71 cents ($0.2871) in short-term capital gains and 50.79 cents ($0.5079) in long-term capital gains. Distributions


50           Past performance is not predictive of future results.

will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $21.15 on October 31, 1998, and an annualization of October's monthly dividend of 5.2 cents ($0.052) per share, the fund's distribution rate was 2.95%.

The graph on page 52 compares the performance of the fund's Class I shares with that of the unmanaged Standard & Poor's 500 Stock Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Equity Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

DIVIDEND DISTRIBUTIONS
FRANKLIN EQUITY INCOME FUND
CLASS I
11/1/97 - 10/31/98

                  DIVIDEND
MONTH             PER SHARE
----------------------------
November          5.2 cents
December          7.6 cents*
January           5.2 cents
February          5.2 cents
March             5.2 cents
April             5.2 cents
May               5.2 cents
June              5.2 cents
July              5.2 cents
August            5.2 cents
September         5.2 cents
October           5.2 cents
----------------------------
Total             64.8 cents

*Includes a special 2.4 cent distribution.



Past performance is not predictive of future results.                         51

TOTAL RETURN INDEX COMPARISON
FRANKLIN EQUITY INCOME FUND - CLASS I
$10,000 INVESTMENT (11/1/88-10/31/98)

       Date         Franklin Equity        S&P 500               CPI             S&P 500 %        CPI %
                     Income Fund -
                        Class I
-----------------------------------------------------------------------------------------------------------
      11/1/88            $9,423            $10,000             $10,000
     11/30/88            $9,303            $9,857              $10,008             -1.43%         0.08%
     12/31/88            $9,367            $10,029             $10,025             1.75%          0.17%
      1/31/89            $9,889            $10,764             $10,075             7.32%          0.50%
      2/28/89            $9,764            $10,496             $10,116             -2.49%         0.41%
      3/31/89            $9,974            $10,740             $10,175             2.33%          0.58%
      4/30/89           $10,349            $11,298             $10,241             5.19%          0.65%
      5/31/89           $10,660            $11,755             $10,300             4.05%          0.57%
      6/30/89           $10,699            $11,688             $10,324             -0.57%         0.24%
      7/31/89           $11,421            $12,744             $10,349             9.03%          0.24%
      8/31/89           $11,565            $12,993             $10,366             1.96%          0.16%
      9/30/89           $11,559            $12,940             $10,399             -0.41%         0.32%
     10/31/89           $11,236            $12,640             $10,449             -2.32%         0.48%
     11/30/89           $11,400            $12,898             $10,474             2.04%          0.24%
     12/31/89           $11,612            $13,207             $10,491             2.40%          0.16%
      1/31/90           $11,044            $12,321             $10,599             -6.71%         1.03%
      2/28/90           $11,220            $12,480             $10,648             1.29%          0.47%
      3/31/90           $11,291            $12,811             $10,707             2.65%          0.55%
      4/30/90           $10,908            $12,492             $10,724             -2.49%         0.16%
      5/31/90           $11,621            $13,710             $10,749             9.75%          0.23%
      6/30/90           $11,499            $13,618             $10,807             -0.67%         0.54%
      7/31/90           $11,258            $13,574             $10,848             -0.32%         0.38%
      8/31/90           $10,400            $12,347             $10,948             -9.04%         0.92%
      9/30/90            $9,925            $11,746             $11,040             -4.87%         0.84%
     10/31/90            $9,839            $11,695             $11,106             -0.43%         0.60%
     11/30/90           $10,469            $12,451             $11,130             6.46%          0.22%
     12/31/90           $10,585            $12,798             $11,130             2.79%          0.00%
      1/31/91           $10,972            $13,356             $11,197             4.36%          0.60%
      2/28/91           $11,648            $14,311             $11,214             7.15%          0.15%
      3/31/91           $11,799            $14,658             $11,231             2.42%          0.15%
      4/30/91           $11,887            $14,693             $11,248             0.24%          0.15%
      5/31/91           $12,375            $15,326             $11,281             4.31%          0.30%
      6/30/91           $11,865            $14,624             $11,314             -4.58%         0.29%
      7/31/91           $12,346            $15,306             $11,331             4.66%          0.15%
      8/31/91           $12,713            $15,668             $11,364             2.37%          0.29%
      9/30/91           $12,740            $15,407             $11,414             -1.67%         0.44%
     10/31/91           $12,949            $15,613             $11,431             1.34%          0.15%
     11/30/91           $12,675            $14,984             $11,464             -4.03%         0.29%
     12/31/91           $13,571            $16,698             $11,472             11.44%         0.07%
      1/31/92           $13,500            $16,387             $11,489             -1.86%         0.15%
      2/29/92           $13,692            $16,599             $11,531             1.29%          0.36%
      3/31/92           $13,521            $16,275             $11,590             -1.95%         0.51%
      4/30/92           $14,169            $16,754             $11,606             2.94%          0.14%
      5/31/92           $14,308            $16,836             $11,622             0.49%          0.14%
      6/30/92           $14,415            $16,585             $11,664             -1.49%         0.36%
      7/31/92           $15,095            $17,263             $11,688             4.09%          0.21%
      8/31/92           $14,852            $16,909             $11,721             -2.05%         0.28%
      9/30/92           $14,768            $17,107             $11,754             1.17%          0.28%
     10/31/92           $14,626            $17,165             $11,795             0.34%          0.35%
     11/30/92           $15,032            $17,749             $11,812             3.40%          0.14%
     12/31/92           $15,369            $17,967             $11,803             1.23%          -0.07%
      1/31/93           $15,725            $18,118             $11,861             0.84%          0.49%
      2/28/93           $16,187            $18,365             $11,903             1.36%          0.35%
      3/31/93           $16,616            $18,752             $11,944             2.11%          0.35%
      4/30/93           $16,586            $18,298             $11,978             -2.42%         0.28%
      5/31/93           $16,829            $18,787             $11,995             2.67%          0.14%
      6/30/93           $16,968            $18,841             $12,011             0.29%          0.14%
      7/31/93           $17,142            $18,766             $12,011             -0.40%         0.00%
      8/31/93           $17,763            $19,477             $12,045             3.79%          0.28%
      9/30/93           $17,879            $19,327             $12,070             -0.77%         0.21%
     10/31/93           $18,152            $19,727             $12,120             2.07%          0.41%
     11/30/93           $17,963            $19,540             $12,128             -0.95%         0.07%
     12/31/93           $18,109            $19,776             $12,128             1.21%          0.00%
      1/31/94           $18,533            $20,449             $12,161             3.40%          0.27%
      2/28/94           $18,020            $19,895             $12,202             -2.71%         0.34%
      3/31/94           $17,261            $19,027             $12,244             -4.36%         0.34%
      4/30/94           $17,395            $19,271             $12,261             1.28%          0.14%
      5/31/94           $17,613            $19,587             $12,270             1.64%          0.07%
      6/30/94           $17,574            $19,107             $12,311             -2.45%         0.34%
      7/31/94           $18,039            $19,734             $12,345             3.28%          0.27%
      8/31/94           $18,752            $20,543             $12,394             4.10%          0.40%
      9/30/94           $18,388            $20,041             $12,427             -2.44%         0.27%
     10/31/94           $18,506            $20,492             $12,436             2.25%          0.07%
     11/30/94           $17,983            $19,746             $12,452             -3.64%         0.13%
     12/31/94           $18,050            $20,039             $12,452             1.48%          0.00%
      1/31/95           $18,562            $20,558             $12,502             2.59%          0.40%
      2/28/95           $18,926            $21,359             $12,552             3.90%          0.40%
      3/31/95           $19,198            $21,989             $12,593             2.95%          0.33%
      4/30/95           $19,619            $22,636             $12,635             2.94%          0.33%
      5/31/95           $20,028            $23,541             $12,660             4.00%          0.20%
      6/30/95           $20,138            $24,088             $12,686             2.32%          0.20%
      7/31/95           $20,398            $24,887             $12,686             3.32%          0.00%
      8/31/95           $20,592            $24,949             $12,719             0.25%          0.26%
      9/30/95           $21,310            $26,002             $12,744             4.22%          0.20%
     10/31/95           $21,129            $25,909             $12,786             -0.36%         0.33%
     11/30/95           $21,842            $27,046             $12,777             4.39%          -0.07%
     12/31/95           $22,695            $27,568             $12,768             1.93%          -0.07%
      1/31/96           $23,231            $28,505             $12,844             3.40%          0.59%
      2/29/96           $23,017            $28,771             $12,885             0.93%          0.32%
      3/31/96           $23,195            $29,047             $12,952             0.96%          0.52%
      4/30/96           $23,256            $29,474             $13,002             1.47%          0.39%
      5/31/96           $23,433            $30,234             $13,027             2.58%          0.19%
      6/30/96           $23,803            $30,349             $13,035             0.38%          0.06%
      7/31/96           $22,940            $29,008             $13,059             -4.42%         0.19%
      8/31/96           $23,311            $29,620             $13,084             2.11%          0.19%
      9/30/96           $23,874            $31,287             $13,126             5.63%          0.32%
     10/31/96           $24,366            $32,151             $13,168             2.76%          0.32%
     11/30/96           $25,483            $34,581             $13,193             7.56%          0.19%
     12/31/96           $25,585            $33,897             $13,193             -1.98%         0.00%
      1/31/97           $26,259            $36,015             $13,235             6.25%          0.32%
      2/28/97           $26,782            $36,296             $13,276             0.78%          0.31%
      3/31/97           $26,322            $34,804             $13,310             -4.11%         0.25%
      4/30/97           $26,497            $36,882             $13,326             5.97%          0.12%
      5/31/97           $27,891            $39,128             $13,318             6.09%          -0.06%
      6/30/97           $28,714            $40,881             $13,334             4.48%          0.12%
      7/31/97           $30,085            $44,135             $13,350             7.96%          0.12%
      8/31/97           $29,622            $41,664             $13,375             -5.60%         0.19%
      9/30/97           $31,142            $43,947             $13,408             5.48%          0.25%
     10/31/97           $30,312            $42,479             $13,442             -3.34%         0.25%
     11/30/97           $31,652            $44,446             $13,434             4.63%          -0.06%
     12/31/97           $32,546            $45,210             $13,418             1.72%          -0.12%
      1/31/98           $32,320            $45,712             $13,443             1.11%          0.19%
      2/28/98           $33,561            $49,008             $13,469             7.21%          0.19%
      3/31/98           $35,335            $51,517             $13,494             5.12%          0.19%
      4/30/98           $34,873            $52,038             $13,519             1.01%          0.18%
      5/31/98           $34,344            $51,143             $13,543             -1.72%         0.18%
      6/30/98           $34,282            $53,219             $13,559             4.06%          0.12%
      7/31/98           $33,314            $52,650             $13,575             -1.07%         0.12%
      8/31/98           $30,667            $45,036             $13,592            -14.46%         0.12%
      9/30/98           $32,282            $47,923             $13,608             6.41%          0.12%
     10/31/98           $33,633            $51,819             $13,641             8.13%          0.24%

The historical performance data shown pertains only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.

* Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

** Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


52           Past performance is not predictive of future results.

PERFORMANCE
FRANKLIN EQUITY INCOME FUND - CLASS I
PERIODS ENDED 10/31/98

                                                                                         SINCE
                                                                                       INCEPTION
                                     1-YEAR              5-YEAR         10-YEAR        (3/15/88)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)           +10.96%             +85.29%        +256.92%        +290.34%

Average Annual Total Return(2)       +4.57%              +11.80%         +12.90%         +13.04%

Value of $10,000 Investment(3)     $10,457              $17,463         $33,633         $36,790

Distribution Rate(4)                           2.95%

30-Day Standardized Yield(5)                   3.11%

                            10/31/94     10/31/95     10/31/96     10/31/97     10/31/98
----------------------------------------------------------------------------------------
One-Year Total Return(6)     +1.83%      +14.10%      +15.39%      +24.40%      +10.96%

(1) Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

(4) Distribution rate is based on an annualization of October's 5.2 cent per share monthly dividend and the maximum offering price of $21.15 on October 31, 1998.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

(6) One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense waivers by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Equity Income Fund - Class I paid distributions derived from long-term capital gains of 50.79 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                         53

CLASS II

Franklin Equity Income Fund - Class II reported a +10.16% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 57, the fund delivered a +54.65% cumulative total return since inception on October 2, 1995.

The fund's share price, as measured by net asset value, increased 62 cents, from $19.26 on October 31, 1997, to $19.88 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 49.89 cents ($0.4989) including a special
2.4 ($0.024) cent year-end distribution, 28.71 cents ($0.2871) in short-term capital gains, and 50.79 cents ($0.5079) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

DIVIDEND DISTRIBUTIONS
FRANKLIN EQUITY
INCOME FUND - CLASS II
11/1/97 - 10/31/98

                   DIVIDEND
MONTH              PER SHARE
------------------------------
November           4.01 cents
December           6.41 cents*
January            3.93 cents
February           3.93 cents
March              3.93 cents
April              3.91 cents
May                3.91 cents
June               3.91 cents
July               3.96 cents
August             3.96 cents
September          3.96 cents
October            4.07 cents
------------------------------
TOTAL              49.89 CENTS

*Includes a special 2.4 cent distribution.


54           Past performance is not predictive of future results.

Based on the maximum offering price of $20.08 on October 31, 1998, and an annualization of October's monthly dividend of 4.07 cents ($0.0407) per share, the fund's distribution rate was 2.43%.

The graph on page 56 compares the performance of the fund's Class II shares with that of the unmanaged Standard & Poor's 500 Stock Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. If operating expenses such as Franklin Equity Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.


Past performance is not predictive of future results.                         55

TOTAL RETURN INDEX COMPARISON
FRANKLIN EQUITY INCOME FUND - CLASS II
$10,000 INVESTMENT (10/2/95 - 10/31/98)

         DATE          FRANKLIN EQUITY INCOME         S&P 500                  CPI               S&P 500 %**      CPI %**
                          FUND* - CLASS II
---------------------------------------------------------------------------------------------------------------------------
       10/2/95                 $9,903                 $10,000                $10,000
       10/31/95                $9,843                  $9,964                $10,033               -0.36%         0.33%
       11/30/95                $10,184                $10,401                $10,026               4.39%          -0.07%
       12/31/95                $10,548                $10,602                $10,019               1.93%          -0.07%
       1/31/96                 $10,800                $10,963                $10,078               3.40%          0.59%
       2/29/96                 $10,697                $11,065                $10,110               0.93%          0.32%
       3/31/96                 $10,775                $11,171                $10,163               0.96%          0.52%
       4/30/96                 $10,800                $11,335                $10,203               1.47%          0.39%
       5/31/96                 $10,872                $11,627                $10,222               2.58%          0.19%
       6/30/96                 $11,040                $11,672                $10,228               0.38%          0.06%
       7/31/96                 $10,634                $11,156                $10,247               -4.42%         0.19%
       8/31/96                 $10,794                $11,391                $10,267               2.11%          0.19%
       9/30/96                 $11,049                $12,032                $10,300               5.63%          0.32%
       10/31/96                $11,266                $12,365                $10,333               2.76%          0.32%
       11/30/96                $11,771                $13,299                $10,352               7.56%          0.19%
       12/31/96                $11,815                $13,036                $10,352               -1.98%         0.00%
       1/31/97                 $12,119                $13,851                $10,386               6.25%          0.32%
       2/28/97                 $12,352                $13,959                $10,418               0.78%          0.31%
       3/31/97                 $12,140                $13,385                $10,444               -4.11%         0.25%
       4/30/97                 $12,208                $14,184                $10,456               5.97%          0.12%
       5/31/97                 $12,839                $15,048                $10,450               6.09%          -0.06%
       6/30/97                 $13,206                $15,722                $10,463               4.48%          0.12%
       7/31/97                 $13,830                $16,974                $10,475               7.96%          0.12%
       8/31/97                 $13,602                $16,023                $10,495               -5.60%         0.19%
       9/30/97                 $14,301                $16,901                $10,521               5.48%          0.25%
       10/31/97                $13,903                $16,337                $10,548               -3.34%         0.25%
       11/30/97                $14,510                $17,093                $10,541               4.63%          -0.06%
       12/31/97                $14,912                $17,387                $10,529               1.72%          -0.12%
       1/31/98                 $14,799                $17,580                $10,549               1.11%          0.19%
       2/28/98                 $15,359                $18,848                $10,569               7.21%          0.19%
       3/31/98                 $16,163                $19,813                $10,589               5.12%          0.19%
       4/30/98                 $15,933                $20,013                $10,608               1.01%          0.18%
       5/31/98                 $15,681                $19,668                $10,627               -1.72%         0.18%
       6/30/98                 $15,650                $20,467                $10,640               4.06%          0.12%
       7/31/98                 $15,198                $20,248                $10,652               -1.07%         0.12%
       8/31/98                 $13,979                $17,320                $10,665              -14.46%         0.12%
       9/30/98                 $14,707                $18,430                $10,678               6.41%          0.12%
       10/31/98                $15,316                $19,929                $10,704               8.13%          0.24%

The historical performance data shown pertains only to the fund's Class II shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


56           Past performance is not predictive of future results.

PERFORMANCE

FRANKLIN EQUITY INCOME FUND - CLASS II
PERIODS ENDED 10/31/98

                                                                   SINCE
                                                                 INCEPTION
                                           1-YEAR     3-YEAR     (10/2/95)
--------------------------------------------------------------------------
Cumulative Total Return(1)                 +10.16%    +55.60%     +54.65%

Average Annual Total Return(2)             +8.10%     +15.50%     +14.85%

Value of $10,000 Investment(3)             $10,810    $15,408     $15,316

Distribution Rate(4)             2.43%

30-Day Standardized Yield(5)     2.54%

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

(4) Distribution rate is based on an annualization of October's 4.07 cent per share monthly dividend and the maximum offering price of $20.08 on October 31, 1998.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Equity Income Fund - Class II paid distributions derived from long-term capital gains of 50.79 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                         57

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND


FUND CATEGORY [PYRAMID GRAPHIC]


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

For global bond investors, the year under review was marked by three dominant trends. Most importantly, the persistent decline in raw materials' and commodities' prices contributed to a very positive global inflation environment. Partly as a result of this trend, the period saw intermittent yet continuing crises develop in emerging market countries while at the same time, bond yields in the world's major industrial markets fell just as persistently. These divergent market trends meant that in this difficult period fund managers had to be selective about their investment allocations.

Behind the volatile market activity, many of the world's economies were relatively healthy, showing moderately strong growth. In the U. S., the economic expansion continued for the sixth consecutive year, while unemployment fell to levels not seen since the early 1970s. European economies also emerged from a sluggish growth environment to post impressive economic gains. In particular, smaller European economies, such as Finland, Spain and the Netherlands, began to expand quite



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 111 of this report.

rapidly during the year, as the delayed impact of low, long-term interest rates stimulated economic activity. By the end of the reporting period, accelerating economic growth spread to the larger European economies of Germany, France and Italy.

The official agreement to launch a common European currency, the euro, at the beginning of 1999 had several favorable effects on the markets of participating Continental European countries. The conversion of interest rates among European countries, as the agreement required, enabled countries with higher rates, such as Spain and Portugal, to enjoy the added economic boost of lowering their rates. Currency risk among member countries also declined, as the euro will set the exchange rate among individual currencies.

Consumer price inflation in the United States and Europe was rather tame during the period, surprising many economists because economic growth at the recent pace often generates at least modest price pressures. The relatively soft price environment was much of the reason for global interest rate declines. For example, ten-year government bond yields in the U.S. declined 1.20%, from 5.84% to 4.64% during the reporting period, while similar bonds in Germany fell 1.44%, from 5.58% to 4.14%.

Japan was an exception to this healthy global environment. Approximately nine years after the Japanese stock market bubble burst, Japanese banks are still hampered by an enormous load of bad debt. During the year under review, government policy-makers were unable to craft a solution to Japan's banking and economic woes. As of October 31, Japan remains in a recession with little near-term prospects of emerging again into positive growth territory.

Japan's ongoing troubles contributed greatly to the emerging markets crisis that arose during the 12-month reporting period.

The yen's persistent weakness and country's poor domestic demand for exports from other Asian markets put enormous pressure on developing Asian economies. Furthermore, once the crisis engulfed Thailand, Malaysia, South Korea and Indonesia, Japanese banks were so overloaded with bad debt that they could not lend to those in need.

Toward the end of the 12-month period under review, the crisis spread out of Asia and began to affect other emerging markets. In particular, Russia, with its precarious debt-financing needs, came under tremendous pressure. Russia declared a moratorium on debt service and ultimately devalued its currency, the ruble, seeking some stability. Naturally, these conditions negatively influenced the debt instruments of other developing markets, especially those in Latin and Central America.

The crisis also affected such industrialized economies as Canada, Australia and New Zealand, which are highly dependent on commodity exports, or those that conduct a high-level of trade with the emerging economies in crisis. They experienced moderate declines in their currencies compared to the U.S. dollar, and interest rates in these countries rose relative to U.S. rates to protect the value of their currencies.

In general, over the annual period, global bond investors reacted to these conditions by progressively reducing their exposure to emerging markets debt securities, preferring to increase their holdings of high-quality, industrial market government bonds.

PORTFOLIO NOTES

Franklin Global Government Income Fund attempted to maximize its return during the reporting period by allocating approximately 70%-80% of its assets to intermediate- and long-term bonds in the industrial markets and about 20%-30% of its assets to the highest-quality and most-widely traded bonds in the emerging markets. We believed this combination of bonds offered the greatest opportunity for higher, long-term returns at the cost of only modestly higher, short-term volatility.

In general, the fund's allocation to emerging markets exerted a drag on performance. Emerging market bonds underperformed higher-quality, industrial-market bonds during the period and this, in turn, caused the fund to underperform its benchmark index, the J.P. Morgan Global Government Bond Index, for the 12-month period. However, the portfolio management team believes that the fund's emerging markets' positions should offer superior returns over the next three to five years, but may be volatile in the meantime.

The fund's geographic allocation was relatively stable during the period. As the chart to the right indicates, the percentage of holdings in the North American and European regions remained approximately the same at about 27% and 38%, respectively. The allocation within Europe, however, did change slightly as we reduced our positions in Sweden by approximately 3% and increased our allocation in the U.K. by approximately 2%.

COUNTRY DISTRIBUTION
FRANKLIN GLOBAL
GOVERNMENT INCOME FUND
BASED ON TOTAL NET ASSETS

COUNTRY             10/31/97        10/31/98
--------------------------------------------
United States         24.3%           26.4%
Germany               12.3%           11.1%
Italy                 11.7%           9.6%
Canada                8.5%            7.8%
Spain                 7.0%            6.6%
Argentina             6.0%            6.2%
Brazil                5.8%            5.1%
United Kingdom        3.3%            4.7%
Mexico                5.0%            4.4%
Australia             4.2%            4.2%
Sweden                5.7%            2.9%
Venezuela             2.2%            2.7%
Turkey                0.0%            2.5%
Denmark               1.8%            2.1%
New Zealand           2.0%            1.8%
Bulgaria              0.0%            0.9%
Panama                0.2%            0.5%
Peru                  0.0%            0.5%

The largest change in the fund's composition involved the amount of foreign exchange hedging we conducted for the fund's European holdings. We designed currency-hedging activities seeking to minimize the loss of value arising from the decline in the fund's European currency-denominated bond holdings. At the end of the reporting period, the fund's net U.S. dollar exposure (combining the holding of securities plus the effect of foreign currency hedging) stood at 49% of total net assets, up from 44% at the end of the previous fiscal year. The net exposure to European currencies stood at 41% versus 46% for the same period. Increased foreign currency hedging primarily resulted from the U.S. dollar's appreciation from last year, as well as the portfolio manager's belief that the global crisis atmosphere increased the likelihood that certain European currencies would lose value against the dollar.

Near the end of the period, the fund took advantage of steep price declines of selected emerging markets bonds and purchased bonds issued by Turkey, Bulgaria and Peru.

MARKET OUTLOOK

From our current vantage point, the crisis in the emerging markets does not appear to be over. Ongoing market volatility in emerging and developed markets is likely until the real economic impact of the emerging markets crisis is better understood. We see this period of increased volatility in lower-rated bond issues as an attractive investment opportunity for those investors with medium-term investment horizons and the willingness to tolerate moderately higher risk. With that in mind, it is likely that we will add lower-rated bonds to our holdings in periods of excessive pessimism.

Outside of the emerging markets crisis, the critical issue for global interest rates will continue to be concern over the balance between global growth and inflation. We believe that global inflation probably will be mild in the period ahead, while global economic growth is likely to decline modestly but not enough to lead to a recession. We consider this an ideal environment for high-quality bonds, the fund's primary investments, and thus, we are positive for the intermediate-term outlook for the fund.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Thomas J. Dickson

Thomas J. Dickson
Portfolio Manager
Franklin Global Government Income Fund

PERFORMANCE SUMMARY


CLASS I

Franklin Global Government Income Fund - Class I share price, as measured by net asset value, decreased 16.0 cents, from $8.41 on October 31, 1997, to $8.25 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 61.0 cents ($0.61), including a special
1.0 cent ($0.01) year-end distribution. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $8.62 on October 31, 1998, and an annualization of October's monthly dividend of 5.0 cents ($0.05) per share, your fund's distribution rate was 6.96%.

The fund reported a +5.57% cumulative total return for the one-year period ended October 31, 1998. Cumulative total


64           Past performance is not predictive of future results.

return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 67, the fund delivered a +114.47% cumulative total return since inception on March 15, 1988.

The graph on page 66 compares the performance of the fund's Class I shares with that of the JP Morgan Global Government Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

DIVIDEND DISTRIBUTIONS
FRANKLIN GLOBAL GOVERNMENT INCOME
FUND - CLASS I
11/1/97 - 10/31/98

                  DIVIDEND
MONTH             PER SHARE
----------------------------
November          5.0 cents
December          6.0 cents*
January           5.0 cents
February          5.0 cents
March             5.0 cents
April             5.0 cents
May               5.0 cents
June              5.0 cents
July              5.0 cents
August            5.0 cents
September         5.0 cents
October           5.0 cents
----------------------------
TOTAL             61.0 CENTS

* Includes a special 1.0 cent distribution.


Past performance is not predictive of future results.                         65

TOTAL RETURN INDEX COMPARISON
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS I
$10,000 INVESTMENT (11/1/88 - 10/31/98)

                    Franklin Global
                      Government                JP Morgan Global
                     Income Fund*                  Government
                       Class I                    Bond Index**
------------------------------------------------------------------------------------------
       11/1/88           $9,577                      $10,000             JPM Global Govt $
                                                                                TR

      11/30/88           $9,746                      $10,087                    0.87%
      12/31/88           $9,676                      $10,026                   -0.60%
       1/31/89           $9,828                      $9,927                    -0.99%
       2/28/89           $9,688                      $9,911                    -0.16%
       3/31/89           $9,691                      $9,827                    -0.85%
       4/30/89           $9,742                      $9,990                     1.66%
       5/31/89           $9,599                      $9,881                    -1.09%
       6/30/89           $9,916                      $10,107                    2.28%
       7/31/89          $10,118                      $10,509                    3.98%
       8/31/89          $10,170                      $10,199                   -2.95%
       9/30/89          $10,062                      $10,359                    1.57%
      10/31/89           $9,963                      $10,493                    1.29%
      11/30/89          $10,059                      $10,586                    0.89%
      12/31/89          $10,219                      $10,709                    1.16%
       1/31/90          $10,137                      $10,549                   -1.49%
       2/28/90           $9,992                      $10,435                   -1.08%
       3/31/90          $10,113                      $10,372                   -0.61%
       4/30/90          $10,051                      $10,331                   -0.39%
       5/31/90          $10,262                      $10,662                    3.20%
       6/30/90          $10,574                      $10,855                    1.81%
       7/31/90          $10,846                      $11,174                    2.94%
       8/31/90          $10,702                      $11,087                   -0.78%
       9/30/90          $10,671                      $11,190                    0.93%
      10/31/90          $10,720                      $11,632                    3.95%
      11/30/90          $10,909                      $11,838                    1.77%
      12/31/90          $10,995                      $11,969                    1.11%
       1/31/91          $11,129                      $12,241                    2.27%
       2/28/91          $11,443                      $12,252                    0.09%
       3/31/91          $11,230                      $11,868                   -3.13%
       4/30/91          $11,404                      $12,012                    1.21%
       5/31/91          $11,542                      $12,023                    0.09%
       6/30/91          $11,447                      $11,863                   -1.33%
       7/31/91          $11,677                      $12,114                    2.12%
       8/31/91          $11,745                      $12,365                    2.07%
       9/30/91          $12,057                      $12,816                    3.65%
      10/31/91          $12,223                      $12,942                    0.98%
      11/30/91          $12,206                      $13,153                    1.63%
      12/31/91          $12,559                      $13,817                    5.05%
       1/31/92          $12,529                      $13,546                   -1.96%
       2/29/92          $12,540                      $13,507                   -0.29%
       3/31/92          $12,525                      $13,383                   -0.92%
       4/30/92          $12,645                      $13,494                    0.83%
       5/31/92          $12,916                      $13,877                    2.84%
       6/30/92          $12,900                      $14,256                    2.73%
       7/31/92          $13,009                      $14,570                    2.20%
       8/31/92          $12,918                      $14,957                    2.66%
       9/30/92          $12,332                      $14,942                   -0.10%
      10/31/92          $12,558                      $14,569                   -2.50%
      11/30/92          $12,303                      $14,311                   -1.77%
      12/31/92          $12,528                      $14,447                    0.95%
       1/31/93          $12,710                      $14,691                    1.69%
       2/28/93          $12,953                      $14,927                    1.61%
       3/31/93          $13,421                      $15,157                    1.54%
       4/30/93          $13,817                      $15,433                    1.82%
       5/31/93          $14,034                      $15,532                    0.64%
       6/30/93          $13,979                      $15,544                    0.08%
       7/31/93          $13,938                      $15,551                    0.04%
       8/31/93          $14,284                      $16,011                    2.96%
       9/30/93          $14,260                      $16,181                    1.06%
      10/31/93          $14,672                      $16,173                   -0.05%
      11/30/93          $14,332                      $16,054                   -0.73%
      12/31/93          $14,862                      $16,218                    1.02%
       1/31/94          $15,156                      $16,371                    0.94%
       2/28/94          $14,695                      $16,191                   -1.10%
       3/31/94          $14,084                      $16,116                   -0.46%
       4/30/94          $14,076                      $16,103                   -0.08%
       5/31/94          $14,180                      $15,971                   -0.82%
       6/30/94          $13,474                      $16,160                    1.18%
       7/31/94          $13,665                      $16,312                    0.94%
       8/31/94          $13,807                      $16,269                   -0.26%
       9/30/94          $13,780                      $16,350                    0.50%
      10/31/94          $13,848                      $16,596                    1.50%
      11/30/94          $13,832                      $16,387                   -1.26%
      12/31/94          $13,709                      $16,424                    0.23%
       1/31/95          $13,623                      $16,756                    2.02%
       2/28/95          $13,817                      $17,188                    2.58%
       3/31/95          $14,102                      $18,063                    5.09%
       4/30/95          $14,442                      $18,352                    1.60%
       5/31/95          $14,821                      $18,864                    2.79%
       6/30/95          $14,875                      $18,981                    0.62%
       7/31/95          $15,003                      $19,071                    0.47%
       8/31/95          $15,041                      $18,540                   -2.78%
       9/30/95          $15,375                      $18,959                    2.26%
      10/31/95          $15,600                      $19,145                    0.98%
      11/30/95          $15,845                      $19,358                    1.11%
      12/31/95          $16,187                      $19,598                    1.24%
       1/31/96          $16,224                      $19,398                   -1.02%
       2/29/96          $15,955                      $19,283                   -0.59%
       3/31/96          $16,014                      $19,254                   -0.15%
       4/30/96          $16,189                      $19,183                   -0.37%
       5/31/96          $16,305                      $19,202                    0.10%
       6/30/96          $16,542                      $19,371                    0.88%
       7/31/96          $16,562                      $19,728                    1.84%
       8/31/96          $16,819                      $19,811                    0.42%
       9/30/96          $17,120                      $19,920                    0.55%
      10/31/96          $17,441                      $20,314                    1.98%
      11/30/96          $17,886                      $20,605                    1.43%
      12/31/96          $17,928                      $20,460                   -0.70%
       1/31/97          $17,702                      $19,949                   -2.50%
       2/28/97          $17,619                      $19,811                   -0.69%
       3/31/97          $17,536                      $19,661                   -0.76%
       4/30/97          $17,578                      $19,550                   -0.56%
       5/31/97          $17,724                      $20,012                    2.36%
       6/30/97          $17,935                      $20,240                    1.14%
       7/31/97          $18,020                      $20,165                   -0.37%
       8/31/97          $17,978                      $20,141                   -0.12%
       9/30/97          $18,343                      $20,588                    2.22%
      10/31/97          $18,234                      $21,025                    2.12%
      11/30/97          $18,300                      $20,772                   -1.20%
      12/31/97          $18,431                      $20,749                   -0.11%
       1/31/98          $18,608                      $20,957                    1.00%
       2/28/98          $18,829                      $21,112                    0.74%
       3/31/98          $18,917                      $20,954                   -0.75%
       4/30/98          $18,940                      $21,276                    1.54%
       5/31/98          $18,895                      $21,368                    0.43%
       6/30/98          $18,850                      $21,428                    0.28%
       7/31/98          $18,895                      $21,485                    0.27%
       8/31/98          $17,837                      $22,078                    2.76%
       9/30/98          $18,762                      $23,231                    5.22%
      10/31/98          $19,250                      $23,751                    2.24%

The historical performance data shown pertains only to the fund's Class I shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


66           Past performance is not predictive of future results.

PERFORMANCE
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS I
PERIODS ENDED 10/31/98

                                                                          SINCE
                                                                        INCEPTION
                                1-YEAR            5-YEAR    10-YEAR     (3/15/88)
---------------------------------------------------------------------------------
Cumulative Total Return(1)      +5.57%            +30.76%   +109.44%    +114.47%

Average Annual Total Return(2)  +1.12%            +4.59%      +7.20%      +7.03%

Distribution Rate(3)                     6.96%

30-Day Standardized Yield(4)             5.31%

(1). Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ.

(3). Distribution rate is based on an annualization of October's 5.0 cent per share monthly dividend and the maximum offering price of $8.62 on October 31, 1998.

(4). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.                         67

CLASS II


DIVIDEND DISTRIBUTIONS
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS II
11/1/97 - 10/31/98

                                            DIVIDEND
MONTH                                       PER SHARE
-------------------------------------------------------
November                                    4.64 cents
December                                    5.64 cents*
January                                     4.60 cents
February                                    4.60 cents
March                                       4.60 cents
April                                       4.62 cents
May                                         4.62 cents
June                                        4.62 cents
July                                        4.63 cents
August                                      4.63 cents
September                                   4.63 cents
October                                     4.65 cents
-------------------------------------------------------
TOTAL                                       56.48 CENTS

* Includes a special 1.0 cent distribution.

Franklin Global Government Income Fund - Class II share price, as measured by net asset value, decreased 15.0 cents, from $8.41 on October 31, 1997, to $8.26 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 56.48 cents ($0.5648), including a special 1.0 cent ($0.01) year-end distribution. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $8.34 on October 31, 1998, and an annualization of October's monthly dividend of 4.65 cents ($0.0465) per share, the fund's distribution rate was 6.69%.

The fund reported a +5.12% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to


68           Past performance is not predictive of future results.

view their investments in a similar manner. As you can see from the table on page 71, the fund delivered a +29.74% cumulative total return since inception on May 1, 1995.

The graph on page 70 compares the performance of the fund's Class II shares with that of the JP Morgan Global Government Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Past performance is not predictive of future results.                         69

TOTAL RETURN INDEX COMPARISON
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS II
$10,000 INVESTMENT (5/1/95 - 10/31/98)

                     FRANKLIN GLOBAL
                       GOVERNMENT                JP MORGAN GLOBAL
                      INCOME FUND*                  GOVERNMENT
                        CLASS II                   BOND INDEX**
-------------------------------------------------------------------------------------------
       5/1/95            $9,901                       $10,000             JPM Global Govt $
                                                                                 TR
      5/31/95            $10,171                      $10,279                   2.79%
      6/30/95            $10,204                      $10,343                   0.62%
      7/31/95            $10,273                      $10,391                   0.47%
      8/31/95            $10,294                      $10,102                  -2.78%
      9/30/95            $10,518                      $10,331                   2.26%
     10/31/95            $10,670                      $10,432                   0.98%
     11/30/95            $10,834                      $10,548                   1.11%
     12/31/95            $11,063                      $10,679                   1.24%
      1/31/96            $11,084                      $10,570                  -1.02%
      2/29/96            $10,894                      $10,507                  -0.59%
      3/31/96            $10,929                      $10,492                  -0.15%
      4/30/96            $11,029                      $10,453                  -0.37%
      5/31/96            $11,117                      $10,463                   0.10%
      6/30/96            $11,272                      $10,555                   0.88%
      7/31/96            $11,280                      $10,749                   1.84%
      8/31/96            $11,451                      $10,795                   0.42%
      9/30/96            $11,650                      $10,854                   0.55%
     10/31/96            $11,864                      $11,069                   1.98%
     11/30/96            $12,163                      $11,227                   1.43%
     12/31/96            $12,187                      $11,149                  -0.70%
      1/31/97            $12,027                      $10,870                  -2.50%
      2/28/97            $11,979                      $10,795                  -0.69%
      3/31/97            $11,903                      $10,713                  -0.76%
      4/30/97            $11,925                      $10,653                  -0.56%
      5/31/97            $12,033                      $10,904                   2.36%
      6/30/97            $12,170                      $11,029                   1.14%
      7/31/97            $12,222                      $10,988                  -0.37%
      8/31/97            $12,188                      $10,975                  -0.12%
      9/30/97            $12,415                      $11,218                   2.22%
     10/31/97            $12,336                      $11,456                   2.12%
     11/30/97            $12,390                      $11,319                  -1.20%
     12/31/97            $12,474                      $11,306                  -0.11%
      1/31/98            $12,587                      $11,419                   1.00%
      2/28/98            $12,716                      $11,504                   0.74%
      3/31/98            $12,769                      $11,417                  -0.75%
      4/30/98            $12,779                      $11,593                   1.54%
      5/31/98            $12,743                      $11,643                   0.43%
      6/30/98            $12,706                      $11,676                   0.28%
      7/31/98            $12,731                      $11,707                   0.27%
      8/31/98            $12,013                      $12,030                   2.76%
      9/30/98            $12,630                      $12,658                   5.22%
     10/31/98            $12,968                      $12,942                   2.24%

The historical performance data shown pertains only to the fund's Class II shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


70           Past performance is not predictive of future results.

PERFORMANCE
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS II
PERIODS ENDED 10/31/98

                                                               SINCE
                                                              INCEPTION
                                          1-YEAR    3-YEAR    (5/1/95)
-----------------------------------------------------------------------
Cumulative Total Return(1)                +5.12%    +21.25%    +29.74%

Average Annual Total Return(2)            +3.14%    +6.27%     +7.40%

Distribution Rate(3)             6.69%

30-Day Standardized Yield(4)     4.96%

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

(3). Distribution rate is based on an annualization of October's 4.65 cent per share monthly dividend and the maximum offering price of $8.34 on October 31, 1998.

(4). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.                         71

ADVISOR CLASS

Franklin Global Government Income Fund - Advisor Class share price, as measured by net asset value, decreased 15.0 cents, from $8.41 on October 31, 1997, to $8.26 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 61.91 cents ($0.6191), including a special 1.0 cent ($0.01) year-end distribution. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the net asset value price of $8.26 on October 31, 1998, and an annualization of October's monthly dividend of 5.1 cents ($0.051) per share, the fund's distribution rate was 7.41%.

The fund reported a +5.81% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

DIVIDEND DISTRIBUTIONS
FRANKLIN GLOBAL GOVERNMENT INCOME
FUND - ADVISOR CLASS
11/1/97 - 10/31/98

                             DIVIDEND
MONTH                        PER SHARE
----------------------------------------
November                     5.07 cents
December                     6.08 cents*
January                      5.07 cents
February                     5.06 cents
March                        5.07 cents
April                        5.07 cents
May                          5.07 cents
June                         5.12 cents
July                         5.07 cents
August                       5.07 cents
September                    5.06 cents
October                      5.10 cents
----------------------------------------
TOTAL                        61.91 CENTS

* Includes a special 1.0 cent distribution.


72           Past performance is not predictive of future results.

The graph on page 74 compares the performance of the fund's Advisor Class shares with that of the JP Morgan Global Government Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Past performance is not predictive of future results.                         73

TOTAL RETURN INDEX COMPARISON
Franklin Global
Government Income Fund -
Advisor Class
$10,000 Investment (11/1/88 - 10/31/98)

                    Franklin Global         JP Morgan Global
                Government Income Fund         Government
                    - Advisor Class            Bond Index
------------------------------------------------------------------------------------
      11/1/88          $10,000                   $10,000           JPM Global Govt $
                                                                          TR
     11/30/88          $10,176                   $10,087                 0.87%
     12/31/88          $10,104                   $10,026                -0.60%
      1/31/89          $10,262                   $9,927                 -0.99%
      2/28/89          $10,116                   $9,911                 -0.16%
      3/31/89          $10,119                   $9,827                 -0.85%
      4/30/89          $10,172                   $9,990                  1.66%
      5/31/89          $10,023                   $9,881                 -1.09%
      6/30/89          $10,354                   $10,107                 2.28%
      7/31/89          $10,565                   $10,509                 3.98%
      8/31/89          $10,620                   $10,199                -2.95%
      9/30/89          $10,507                   $10,359                 1.57%
     10/31/89          $10,404                   $10,493                 1.29%
     11/30/89          $10,504                   $10,586                 0.89%
     12/31/89          $10,670                   $10,709                 1.16%
      1/31/90          $10,585                   $10,549                -1.49%
      2/28/90          $10,433                   $10,435                -1.08%
      3/31/90          $10,560                   $10,372                -0.61%
      4/30/90          $10,495                   $10,331                -0.39%
      5/31/90          $10,715                   $10,662                 3.20%
      6/30/90          $11,042                   $10,855                 1.81%
      7/31/90          $11,325                   $11,174                 2.94%
      8/31/90          $11,175                   $11,087                -0.78%
      9/30/90          $11,142                   $11,190                 0.93%
     10/31/90          $11,194                   $11,632                 3.95%
     11/30/90          $11,391                   $11,838                 1.77%
     12/31/90          $11,480                   $11,969                 1.11%
      1/31/91          $11,621                   $12,241                 2.27%
      2/28/91          $11,949                   $12,252                 0.09%
      3/31/91          $11,726                   $11,868                -3.13%
      4/30/91          $11,908                   $12,012                 1.21%
      5/31/91          $12,052                   $12,023                 0.09%
      6/30/91          $11,953                   $11,863                -1.33%
      7/31/91          $12,193                   $12,114                 2.12%
      8/31/91          $12,264                   $12,365                 2.07%
      9/30/91          $12,590                   $12,816                 3.65%
     10/31/91          $12,763                   $12,942                 0.98%
     11/30/91          $12,746                   $13,153                 1.63%
     12/31/91          $13,114                   $13,817                 5.05%
      1/31/92          $13,083                   $13,546                -1.96%
      2/29/92          $13,095                   $13,507                -0.29%
      3/31/92          $13,078                   $13,383                -0.92%
      4/30/92          $13,204                   $13,494                 0.83%
      5/31/92          $13,487                   $13,877                 2.84%
      6/30/92          $13,470                   $14,256                 2.73%
      7/31/92          $13,583                   $14,570                 2.20%
      8/31/92          $13,489                   $14,957                 2.66%
      9/30/92          $12,877                   $14,942                -0.10%
     10/31/92          $13,113                   $14,569                -2.50%
     11/30/92          $12,847                   $14,311                -1.77%
     12/31/92          $13,082                   $14,447                 0.95%
      1/31/93          $13,272                   $14,691                 1.69%
      2/28/93          $13,525                   $14,927                 1.61%
      3/31/93          $14,014                   $15,157                 1.54%
      4/30/93          $14,427                   $15,433                 1.82%
      5/31/93          $14,654                   $15,532                 0.64%
      6/30/93          $14,597                   $15,544                 0.08%
      7/31/93          $14,554                   $15,551                 0.04%
      8/31/93          $14,915                   $16,011                 2.96%
      9/30/93          $14,890                   $16,181                 1.06%
     10/31/93          $15,320                   $16,173                -0.05%
     11/30/93          $14,965                   $16,054                -0.73%
     12/31/93          $15,519                   $16,218                 1.02%
      1/31/94          $15,826                   $16,371                 0.94%
      2/28/94          $15,345                   $16,191                -1.10%
      3/31/94          $14,707                   $16,116                -0.46%
      4/30/94          $14,698                   $16,103                -0.08%
      5/31/94          $14,807                   $15,971                -0.82%
      6/30/94          $14,070                   $16,160                 1.18%
      7/31/94          $14,268                   $16,312                 0.94%
      8/31/94          $14,417                   $16,269                -0.26%
      9/30/94          $14,389                   $16,350                 0.50%
     10/31/94          $14,460                   $16,596                 1.50%
     11/30/94          $14,443                   $16,387                -1.26%
     12/31/94          $14,315                   $16,424                 0.23%
      1/31/95          $14,225                   $16,756                 2.02%
      2/28/95          $14,427                   $17,188                 2.58%
      3/31/95          $14,725                   $18,063                 5.09%
      4/30/95          $15,080                   $18,352                 1.60%
      5/31/95          $15,476                   $18,864                 2.79%
      6/30/95          $15,533                   $18,981                 0.62%
      7/31/95          $15,665                   $19,071                 0.47%
      8/31/95          $15,706                   $18,540                -2.78%
      9/30/95          $16,055                   $18,959                 2.26%
     10/31/95          $16,289                   $19,145                 0.98%
     11/30/95          $16,545                   $19,358                 1.11%
     12/31/95          $16,902                   $19,598                 1.24%
      1/31/96          $16,941                   $19,398                -1.02%
      2/29/96          $16,660                   $19,283                -0.59%
      3/31/96          $16,721                   $19,254                -0.15%
      4/30/96          $16,904                   $19,183                -0.37%
      5/31/96          $17,026                   $19,202                 0.10%
      6/30/96          $17,273                   $19,371                 0.88%
      7/31/96          $17,293                   $19,728                 1.84%
      8/31/96          $17,563                   $19,811                 0.42%
      9/30/96          $17,876                   $19,920                 0.55%
     10/31/96          $18,212                   $20,314                 1.98%
     11/30/96          $18,676                   $20,605                 1.43%
     12/31/96          $18,720                   $20,460                -0.70%
      1/31/97          $18,486                   $19,949                -2.50%
      2/28/97          $18,422                   $19,811                -0.69%
      3/31/97          $18,315                   $19,661                -0.76%
      4/30/97          $18,382                   $19,550                -0.56%
      5/31/97          $18,537                   $20,012                 2.36%
      6/30/97          $18,758                   $20,240                 1.14%
      7/31/97          $18,849                   $20,165                -0.37%
      8/31/97          $18,806                   $20,141                -0.12%
      9/30/97          $19,167                   $20,588                 2.22%
     10/31/97          $19,055                   $21,025                 2.12%
     11/30/97          $19,148                   $20,772                -1.20%
     12/31/97          $19,288                   $20,749                -0.11%
      1/31/98          $19,474                   $20,957                 1.00%
      2/28/98          $19,683                   $21,112                 0.74%
      3/31/98          $19,801                   $20,954                -0.75%
      4/30/98          $19,826                   $21,276                 1.54%
      5/31/98          $19,757                   $21,368                 0.43%
      6/30/98          $19,737                   $21,428                 0.28%
      7/31/98          $19,786                   $21,485                 0.27%
      8/31/98          $18,681                   $22,078                 2.76%
      9/30/98          $19,626                   $23,231                 5.22%
     10/31/98          $20,162                   $23,751                 2.24%

Franklin Global
Government Income Fund                    JP Morgan Global Government Bond Index



The historical performance data shown pertains only to the fund's Advisor Class shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including 12b-1 fees; and
(b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


74                         Past performance is not predictive of future results.

PERFORMANCE

Franklin Global Government Income Fund - Advisor Class
Periods ended 10/31/98

                                                                                  SINCE
                                                                                INCEPTION

                                    1-YEAR               5-YEAR*        10-YEAR*    (3/15/88)*
----------------------------------------------------------------------------------------------

Cumulative Total Return(1)         +5.81%                +31.45%         +110.56%     +115.65%

Average Annual Total Return(1)     +5.81%                +5.62%          +7.73%       +7.50%

Distribution Rate(2)                           7.41%

30-Day Standardized Yield(3)                   5.64%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including 12b-1 fees; and
(b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was +8.44%.

(1) Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

(2) Distribution rate is based on an annualization of October's 5.1 cent per share monthly dividend and the net asset value price of $8.26 on October 31, 1998.

(3) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.                         75

[FUND CATEGORY PYRAMID GRAPHIC]


FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

The economic climate for bond investors was close to ideal for the 12 months under review. Slower growth, lower inflation, evaporating federal budget deficits and price stability relative to equity and overseas investments helped U.S. Treasury note and bond prices. The economy, which grew at a better than 4% rate during the third quarter of 1997, slowed to an annualized growth rate of only 1.8% in the second quarter of 1998, easing some building pressures in the labor market and allaying fears of higher inflation in the future. The economy added an average of 199,000 jobs per month over the three months ending September 1998, down substantially from the beginning of the year when jobs increased by approximately 350,000 per month. Consequently, the unemployment rate, which was as low as 4.3% in May 1998, rose to 4.6% at the end of the reporting period. Meanwhile, inflation fell. Prices at the consumer level, as measured by the Consumer Price Index on a



     You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount,
76   beginning on page 116 of this report.

year-over-year basis, rose only 1.5% as of September 30, 1998, down from an already low 2.1% in October 1997.

Indeed, slower growth and declining inflation enabled the Federal Reserve Board to lower the federal funds target rate twice by 0.25%, to 5.00%, since September 29, as the bigger risk to the economy was slower-than-desired growth, not inflation. Short-to-intermediate market interest rates fell approximately 1.5% or 150 basis points over the year ended October 31, 1998. As of October 31, 1998, the yields on the U.S. Treasury 2-year note and the U.S. Treasury 5-year note were 4.12% and 4.24%, respectively. Although these nominal yields are not as high as in recent years, the current, low-inflation environment, excellent inflation outlook going forward and federal budget surplus, which should reduce the government's borrowing needs, help to justify these market rates.

PORTFOLIO NOTES

We are pleased to report Franklin Short-Intermediate U.S. Government Securities Fund's Class I shares had a cumulative total return of +7.38% for the 12-month period ended October 31, 1998. Although this is slightly below the Lehman Brothers Short U.S. Treasury 1-5 Year Index's return of +8.70%, it far exceeded the rate of inflation. The fund underperformed relative to the Lehman index mainly because at times throughout the year, the fund may have invested more conservatively than the index, as preservation of capital is the fund's secondary investment goal. Also, the index is unmanaged, has no expenses, and one cannot invest in it directly.

"The economic climate for bond investors was close to ideal for the 12 months under review."

In an effort to maintain value during the past few turbulent months, the fund invested entirely in U.S. Treasury securities, and on October 31, 1998, had an average weighted maturity of a little more than two years. This average maturity is slightly conservative given our prospectus mandate to stay between two and five years. However, we feel the caution is necessary at this time due to the recent high volatility in Treasury prices and yields. Going forward, we may extend the maturity of the portfolio holdings once financial market conditions settle, given the excellent economic environment for fixed-income investments.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,



/s/ David Capurro
David Capurro
Portfolio Manager
Franklin Short-Intermediate
U.S. Government Securities Fund

PERFORMANCE SUMMARY
CLASS I


Franklin Short-Intermediate U.S. Government Securities Fund - Class I share price, as measured by net asset value, increased 17.0 cents, from $10.29 on October 31, 1997, to $10.46 on October 31, 1998.

During the reporting period, shareholders received per-share distributions totaling 56.7 cents ($0.567) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $10.70 on October 31, 1998, and an annualization of the current monthly dividend of 4.5 cents ($0.045) per share, your fund's distribution rate was 5.05%.

The fund reported a +7.38% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 81, the fund delivered a +118.84% cumulative total return since inception on April 15, 1987.

DIVIDEND DISTRIBUTIONS

Franklin Short-Intermediate
U.S. Government Securities Fund
Class I
11/1/97 to 10/31/98*

                                            DIVIDEND
MONTH                                       PER SHARE
-----                                       ---------

November                                    4.8 cents
December                                    4.8 cents
January                                     4.8 cents
February                                    4.8 cents
March                                       4.8 cents
April                                       4.8 cents
May                                         4.8 cents
June                                        4.8 cents
July                                        4.8 cents
August                                      4.5 cents
September                                   4.5 cents
October                                     4.5 cents
-----------------------------------------------------
TOTAL                                      56.7 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Past performance is not predictive of future results.                         79

TOTAL RETURN INDEX COMPARISON

Franklin Short-Intermediate U.S. Government Securities Fund - Class I $10,000 Investment (11/1/88-10/31/98)

                     Short-          Lehman Brothers
                  Intermediate          Short 1-5
                 USG - Class I            US Tsy                     CPI
                 -------------     ----------------------    ----------------------
11/1/88              $ 9,771       $10,000                              $   10,000
 Nov-88              $ 9,736       $ 9,948         -0.52%    $10,008          0.08%
 Dec-88              $ 9,758       $ 9,960          0.12%    $10,025          0.17%
 Jan-89              $ 9,829       $10,043          0.83%    $10,075          0.50%
 Feb-89              $ 9,832       $10,026         -0.17%    $10,116          0.41%
 Mar-89              $ 9,874       $10,069          0.43%    $10,175          0.58%
 Apr-89              $10,025       $10,255          1.85%    $10,241          0.65%
 May-89              $10,146       $10,415          1.56%    $10,300          0.57%
 Jun-89              $10,307       $10,642          2.18%    $10,324          0.24%
 Jul-89              $10,440       $10,829          1.76%    $10,349          0.24%
 Aug-89              $10,352       $10,723         -0.98%    $10,366          0.16%
 Sep-89              $10,404       $10,779          0.52%    $10,399          0.32%
 Oct-89              $10,581       $10,974          1.81%    $10,449          0.48%
 Nov-89              $10,666       $11,075          0.92%    $10,474          0.24%
 Dec-89              $10,699       $11,115          0.36%    $10,491          0.16%
 Jan-90              $10,712       $11,091         -0.21%    $10,599          1.03%
 Feb-90              $10,777       $11,141          0.45%    $10,648          0.47%
 Mar-90              $10,801       $11,164          0.20%    $10,707          0.55%
 Apr-90              $10,803       $11,165          0.01%    $10,724          0.16%
 May-90              $10,977       $11,365          1.79%    $10,749          0.23%
 Jun-90              $11,099       $11,498          1.17%    $10,807          0.54%
 Jul-90              $11,222       $11,652          1.34%    $10,848          0.38%
 Aug-90              $11,246       $11,664          0.11%    $10,948          0.92%
 Sep-90              $11,349       $11,764          0.85%    $11,040          0.84%
 Oct-90              $11,474       $11,911          1.25%    $11,106          0.60%
 Nov-90              $11,589       $12,048          1.15%    $11,130          0.22%
 Dec-90              $11,732       $12,203          1.29%    $11,130          0.00%
 Jan-91              $11,825       $12,323          0.98%    $11,197          0.60%
 Feb-91              $11,896       $12,397          0.60%    $11,214          0.15%
 Mar-91              $11,968       $12,473          0.62%    $11,231          0.15%
 Apr-91              $12,076       $12,601          1.02%    $11,248          0.15%
 May-91              $12,137       $12,675          0.59%    $11,281          0.30%
 Jun-91              $12,167       $12,705          0.24%    $11,314          0.29%
 Jul-91              $12,268       $12,832          1.00%    $11,331          0.15%
 Aug-91              $12,441       $13,044          1.65%    $11,364          0.29%
 Sep-91              $12,580       $13,222          1.36%    $11,414          0.44%
 Oct-91              $12,720       $13,376          1.17%    $11,431          0.15%
 Nov-91              $12,836       $13,527          1.13%    $11,464          0.29%
 Dec-91              $13,146       $13,789          1.93%    $11,472          0.07%
 Jan-92              $12,964       $13,718         -0.51%    $11,489          0.15%
 Feb-92              $12,994       $13,754          0.26%    $11,531          0.36%
 Mar-92              $12,932       $13,721         -0.24%    $11,590          0.51%
 Apr-92              $13,045       $13,854          0.97%    $11,606          0.14%
 May-92              $13,236       $14,023          1.22%    $11,622          0.14%
 Jun-92              $13,440       $14,205          1.30%    $11,664          0.36%
 Jul-92              $13,723       $14,427          1.56%    $11,688          0.21%
 Aug-92              $13,865       $14,573          1.01%    $11,721          0.28%
 Sep-92              $14,107       $14,749          1.21%    $11,754          0.28%
 Oct-92              $13,880       $14,601         -1.00%    $11,795          0.35%
 Nov-92              $13,796       $14,552         -0.34%    $11,812          0.14%
 Dec-92              $14,018       $14,715          1.12%    $11,803         -0.07%
 Jan-93              $14,279       $14,947          1.58%    $11,861          0.49%
 Feb-93              $14,528       $15,122          1.17%    $11,903          0.35%
 Mar-93              $14,588       $15,174          0.34%    $11,944          0.35%
 Apr-93              $14,675       $15,289          0.76%    $11,978          0.28%
 May-93              $14,626       $15,237         -0.34%    $11,995          0.14%
 Jun-93              $14,816       $15,401          1.08%    $12,011          0.14%
 Jul-93              $14,835       $15,429          0.18%    $12,011          0.00%
 Aug-93              $15,063       $15,614          1.20%    $12,045          0.28%
 Sep-93              $15,110       $15,666          0.33%    $12,070          0.21%
 Oct-93              $15,135       $15,703          0.24%    $12,120          0.41%
 Nov-93              $15,048       $15,669         -0.22%    $12,128          0.07%
 Dec-93              $15,105       $15,732          0.40%    $12,128          0.00%
 Jan-94              $15,259       $15,862          0.83%    $12,161          0.27%
 Feb-94              $15,027       $15,700         -1.02%    $12,202          0.34%
 Mar-94              $14,824       $15,546         -0.98%    $12,244          0.34%
 Apr-94              $14,706       $15,456         -0.58%    $12,261          0.14%
 May-94              $14,717       $15,473          0.11%    $12,270          0.07%
 Jun-94              $14,714       $15,497          0.15%    $12,311          0.34%
 Jul-94              $14,889       $15,665          1.09%    $12,345          0.27%
 Aug-94              $14,921       $15,714          0.31%    $12,394          0.40%
 Sep-94              $14,821       $15,629         -0.54%    $12,427          0.27%
 Oct-94              $14,842       $15,649          0.13%    $12,436          0.07%
 Nov-94              $14,759       $15,571         -0.50%    $12,452          0.13%
 Dec-94              $14,780       $15,607          0.23%    $12,452          0.00%
 Jan-95              $14,995       $15,844          1.52%    $12,502          0.40%
 Feb-95              $15,226       $16,112          1.69%    $12,552          0.40%
 Mar-95              $15,307       $16,202          0.56%    $12,593          0.33%
 Apr-95              $15,439       $16,369          1.03%    $12,635          0.33%
 May-95              $15,738       $16,746          2.30%    $12,660          0.20%
 Jun-95              $15,825       $16,846          0.60%    $12,686          0.20%
 Jul-95              $15,866       $16,883          0.22%    $12,686          0.00%
 Aug-95              $15,954       $16,998          0.68%    $12,719          0.26%
 Sep-95              $16,027       $17,093          0.56%    $12,744          0.20%
 Oct-95              $16,162       $17,259          0.97%    $12,786          0.33%
 Nov-95              $16,298       $17,438          1.04%    $12,777         -0.07%
 Dec-95              $16,419       $17,590          0.87%    $12,768         -0.07%
 Jan-96              $16,524       $17,750          0.91%    $12,844          0.59%
 Feb-96              $16,456       $17,628         -0.69%    $12,885          0.32%
 Mar-96              $16,420       $17,571         -0.32%    $12,952          0.52%
 Apr-96              $16,415       $17,556         -0.09%    $13,002          0.39%
 May-96              $16,428       $17,568          0.07%    $13,027          0.19%
 Jun-96              $16,554       $17,717          0.85%    $13,035          0.06%
 Jul-96              $16,599       $17,779          0.35%    $13,059          0.19%
 Aug-96              $16,644       $17,825          0.26%    $13,084          0.19%
 Sep-96              $16,788       $18,018          1.08%    $13,126          0.32%
 Oct-96              $16,966       $18,265          1.37%    $13,168          0.32%
 Nov-96              $17,111       $18,435          0.93%    $13,193          0.19%
 Dec-96              $17,075       $18,389         -0.25%    $13,193          0.00%
 Jan-97              $17,138       $18,469          0.44%    $13,235          0.32%
 Feb-97              $17,168       $18,503          0.18%    $13,276          0.31%
 Mar-97              $17,131       $18,445         -0.31%    $13,310          0.25%
 Apr-97              $17,263       $18,622          0.96%    $13,326          0.12%
 May-97              $17,378       $18,756          0.72%    $13,318         -0.06%
 Jun-97              $17,494       $18,901          0.77%    $13,334          0.12%
 Jul-97              $17,696       $19,179          1.47%    $13,350          0.12%
 Aug-97              $17,693       $19,154         -0.13%    $13,375          0.19%
 Sep-97              $17,828       $19,328          0.91%    $13,408          0.25%
 Oct-97              $17,963       $19,512          0.95%    $13,442          0.25%
 Nov-97              $17,977       $19,551          0.20%    $13,434         -0.06%
 Dec-97              $18,114       $19,697          0.75%    $13,418         -0.12%
 Jan-98              $18,304       $19,930          1.18%    $13,443          0.19%
 Feb-98              $18,301       $19,922         -0.04%    $13,469          0.19%
 Mar-98              $18,351       $19,988          0.33%    $13,494          0.19%
 Apr-98              $18,436       $20,084          0.48%    $13,519          0.18%
 May-98              $18,523       $20,204          0.60%    $13,543          0.18%
 Jun-98              $18,609       $20,319          0.57%    $13,559          0.12%
 Jul-98              $18,696       $20,407          0.43%    $13,575          0.12%
 Aug-98              $18,942       $20,731          1.59%    $13,592          0.12%
 Sep-98              $19,207       $21,123          1.89%    $13,608          0.12%
 Oct-98              $19,289       $21,209          0.41%    $13,641          0.24%
Total Return           92.89%          112.           09%      36.41%


The historical performance data shown pertains only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


The graph above compares the performance of the fund's Class I shares with that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index.+ Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the initial maximum sales charge, all fund expenses and account fees. If operating expenses such



+The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. government securities and Treasuries with maturities from one to five years.

80                         Past performance is not predictive of future results.

Performance

Franklin Short-Intermediate U.S. Government Securities Fund - Class I Periods ended 10/31/98

                                                                                Since
                                                                              Inception
                                   1-Year                5-Year     10-Year   (4/15/87)
----------------------------------------------------------------------------------------------------

Cumulative Total Return(1)         +7.38%                +27.45%   +97.40%    +118.84%

Average Annual Total Return(2)     +4.94%                +4.49%     +6.79%     +6.81%

Distribution Rate(3)                            5.05%

30-Day Standardized Yield(4)                    3.73%


(1) Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.

(3) Distribution rate is based on an annualization of the current 4.5 cent per share monthly dividend and the maximum offering price of $10.70 on October 31, 1998.

(4) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.


Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




as Franklin Short-Intermediate U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

Past performance is not predictive of future results.                         81

DIVIDEND DISTRIBUTIONS

Franklin Short-Intermediate
U.S. Government Securities Fund
11/1/97 - 10/31/98*

                                            DIVIDEND
MONTH                                       PER SHARE
------------------------------------------------------
November                                    4.88 cents
December                                    4.87 cents
January                                     4.94 cents
February                                    4.88 cents
March                                       4.88 cents
April                                       4.85 cents
May                                         4.85 cents
June                                        4.86 cents
July                                        4.88 cents
August                                      4.59 cents
September                                   4.59 cents
October                                     4.58 cents
------------------------------------------------------
TOTAL                                      57.65 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

ADVISOR CLASS

Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class share price, as measured by net asset value, increased 15.0 cents, from $10.30 on October 31, 1997, to $10.45 on October 31, 1998.

During the reporting period, shareholders received per-share distributions of
57.65 cents ($0.5765) in dividend income. Distributions will vary depending on the fund's income and past distributions are not indicative of future trends.

Based on the net asset value price of $10.45 on October 31, 1998, and an annualization of the current monthly dividend of 4.58 cents ($0.0458) per share, the fund's distribution rate was 5.27%.

The fund reported a +7.38% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The graph on page 84 compares the performance of the fund's Advisor Class shares with that of the Lehman Brothers Short

82                       Past performance is not predictive of future results.

U.S. Treasury 1-5 Year Index.* Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Short-Intermediate U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

*The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. Government securities and Treasuries with maturities from one to five years.

Past performance is not predictive of future results.                         83

TOTAL RETURN INDEX COMPARISON

Franklin Short-Intermediate U.S. Government
Securities Fund - Advisor Class
$10,000 Investment (11/1/88 - 10/31/98)

                               Short-                 Lehman Brothers
                            Intermediate                 Short 1-5
                          USG - Adv. Class                US Tsy                     CPI
                          ----------------           -----------------       -------------------
             11/1/88           $10,000               $10,000                 $10,000
              Nov-88            $9,964                $9,948    -0.52%       $10,008       0.08%
              Dec-88            $9,987                $9,960     0.12%       $10,025       0.17%
              Jan-89           $10,059               $10,043     0.83%       $10,075       0.50%
              Feb-89           $10,062               $10,026    -0.17%       $10,116       0.41%
              Mar-89           $10,105               $10,069     0.43%       $10,175       0.58%
              Apr-89           $10,259               $10,255     1.85%       $10,241       0.65%
              May-89           $10,383               $10,415     1.56%       $10,300       0.57%
              Jun-89           $10,549               $10,642     2.18%       $10,324       0.24%
              Jul-89           $10,685               $10,829     1.76%       $10,349       0.24%
              Aug-89           $10,594               $10,723    -0.98%       $10,366       0.16%
              Sep-89           $10,648               $10,779     0.52%       $10,399       0.32%
              Oct-89           $10,829               $10,974     1.81%       $10,449       0.48%
              Nov-89           $10,915               $11,075     0.92%       $10,474       0.24%
              Dec-89           $10,949               $11,115     0.36%       $10,491       0.16%
              Jan-90           $10,962               $11,091    -0.21%       $10,599       1.03%
              Feb-90           $11,029               $11,141     0.45%       $10,648       0.47%
              Mar-90           $11,054               $11,164     0.20%       $10,707       0.55%
              Apr-90           $11,056               $11,165     0.01%       $10,724       0.16%
              May-90           $11,234               $11,365     1.79%       $10,749       0.23%
              Jun-90           $11,359               $11,498     1.17%       $10,807       0.54%
              Jul-90           $11,485               $11,652     1.34%       $10,848       0.38%
              Aug-90           $11,510               $11,664     0.11%       $10,948       0.92%
              Sep-90           $11,614               $11,764     0.85%       $11,040       0.84%
              Oct-90           $11,743               $11,911     1.25%       $11,106       0.60%
              Nov-90           $11,860               $12,048     1.15%       $11,130       0.22%
              Dec-90           $12,006               $12,203     1.29%       $11,130       0.00%
              Jan-91           $12,102               $12,323     0.98%       $11,197       0.60%
              Feb-91           $12,175               $12,397     0.60%       $11,214       0.15%
              Mar-91           $12,249               $12,473     0.62%       $11,231       0.15%
              Apr-91           $12,359               $12,601     1.02%       $11,248       0.15%
              May-91           $12,421               $12,675     0.59%       $11,281       0.30%
              Jun-91           $12,452               $12,705     0.24%       $11,314       0.29%
              Jul-91           $12,555               $12,832     1.00%       $11,331       0.15%
              Aug-91           $12,733               $13,044     1.65%       $11,364       0.29%
              Sep-91           $12,875               $13,222     1.36%       $11,414       0.44%
              Oct-91           $13,018               $13,376     1.17%       $11,431       0.15%
              Nov-91           $13,136               $13,527     1.13%       $11,464       0.29%
              Dec-91           $13,454               $13,789     1.93%       $11,472       0.07%
              Jan-92           $13,268               $13,718    -0.51%       $11,489       0.15%
              Feb-92           $13,299               $13,754     0.26%       $11,531       0.36%
              Mar-92           $13,235               $13,721    -0.24%       $11,590       0.51%
              Apr-92           $13,351               $13,854     0.97%       $11,606       0.14%
              May-92           $13,546               $14,023     1.22%       $11,622       0.14%
              Jun-92           $13,754               $14,205     1.30%       $11,664       0.36%
              Jul-92           $14,044               $14,427     1.56%       $11,688       0.21%
              Aug-92           $14,190               $14,573     1.01%       $11,721       0.28%
              Sep-92           $14,438               $14,749     1.21%       $11,754       0.28%
              Oct-92           $14,205               $14,601    -1.00%       $11,795       0.35%
              Nov-92           $14,119               $14,552    -0.34%       $11,812       0.14%
              Dec-92           $14,347               $14,715     1.12%       $11,803      -0.07%
              Jan-93           $14,614               $14,947     1.58%       $11,861       0.49%
              Feb-93           $14,868               $15,122     1.17%       $11,903       0.35%
              Mar-93           $14,929               $15,174     0.34%       $11,944       0.35%
              Apr-93           $15,018               $15,289     0.76%       $11,978       0.28%
              May-93           $14,968               $15,237    -0.34%       $11,995       0.14%
              Jun-93           $15,163               $15,401     1.08%       $12,011       0.14%
              Jul-93           $15,183               $15,429     0.18%       $12,011       0.00%
              Aug-93           $15,415               $15,614     1.20%       $12,045       0.28%
              Sep-93           $15,464               $15,666     0.33%       $12,070       0.21%
              Oct-93           $15,489               $15,703     0.24%       $12,120       0.41%
              Nov-93           $15,401               $15,669    -0.22%       $12,128       0.07%
              Dec-93           $15,459               $15,732     0.40%       $12,128       0.00%
              Jan-94           $15,616               $15,862     0.83%       $12,161       0.27%
              Feb-94           $15,379               $15,700    -1.02%       $12,202       0.34%
              Mar-94           $15,171               $15,546    -0.98%       $12,244       0.34%
              Apr-94           $15,050               $15,456    -0.58%       $12,261       0.14%
              May-94           $15,062               $15,473     0.11%       $12,270       0.07%
              Jun-94           $15,059               $15,497     0.15%       $12,311       0.34%
              Jul-94           $15,237               $15,665     1.09%       $12,345       0.27%
              Aug-94           $15,270               $15,714     0.31%       $12,394       0.40%
              Sep-94           $15,168               $15,629    -0.54%       $12,427       0.27%
              Oct-94           $15,189               $15,649     0.13%       $12,436       0.07%
              Nov-94           $15,105               $15,571    -0.50%       $12,452       0.13%
              Dec-94           $15,126               $15,607     0.23%       $12,452       0.00%
              Jan-95           $15,346               $15,844     1.52%       $12,502       0.40%
              Feb-95           $15,582               $16,112     1.69%       $12,552       0.40%
              Mar-95           $15,665               $16,202     0.56%       $12,593       0.33%
              Apr-95           $15,800               $16,369     1.03%       $12,635       0.33%
              May-95           $16,106               $16,746     2.30%       $12,660       0.20%
              Jun-95           $16,196               $16,846     0.60%       $12,686       0.20%
              Jul-95           $16,238               $16,883     0.22%       $12,686       0.00%
              Aug-95           $16,328               $16,998     0.68%       $12,719       0.26%
              Sep-95           $16,402               $17,093     0.56%       $12,744       0.20%
              Oct-95           $16,541               $17,259     0.97%       $12,786       0.33%
              Nov-95           $16,680               $17,438     1.04%       $12,777      -0.07%
              Dec-95           $16,803               $17,590     0.87%       $12,768      -0.07%
              Jan-96           $16,911               $17,750     0.91%       $12,844       0.59%
              Feb-96           $16,842               $17,628    -0.69%       $12,885       0.32%
              Mar-96           $16,804               $17,571    -0.32%       $12,952       0.52%
              Apr-96           $16,799               $17,556    -0.09%       $13,002       0.39%
              May-96           $16,812               $17,568     0.07%       $13,027       0.19%
              Jun-96           $16,941               $17,717     0.85%       $13,035       0.06%
              Jul-96           $16,988               $17,779     0.35%       $13,059       0.19%
              Aug-96           $17,034               $17,825     0.26%       $13,084       0.19%
              Sep-96           $17,181               $18,018     1.08%       $13,126       0.32%
              Oct-96           $17,363               $18,265     1.37%       $13,168       0.32%
              Nov-96           $17,512               $18,435     0.93%       $13,193       0.19%
              Dec-96           $17,474               $18,389    -0.25%       $13,193       0.00%
              Jan-97           $17,535               $18,469     0.44%       $13,235       0.32%
              Feb-97           $17,567               $18,503     0.18%       $13,276       0.31%
              Mar-97           $17,530               $18,445    -0.31%       $13,310       0.25%
              Apr-97           $17,666               $18,622     0.96%       $13,326       0.12%
              May-97           $17,785               $18,756     0.72%       $13,318      -0.06%
              Jun-97           $17,903               $18,901     0.77%       $13,334       0.12%
              Jul-97           $18,112               $19,179     1.47%       $13,350       0.12%
              Aug-97           $18,109               $19,154    -0.13%       $13,375       0.19%
              Sep-97           $18,249               $19,328     0.91%       $13,408       0.25%
              Oct-97           $18,389               $19,512     0.95%       $13,442       0.25%
              Nov-97           $18,423               $19,551     0.20%       $13,434      -0.06%
              Dec-97           $18,564               $19,697     0.75%       $13,418      -0.12%
              Jan-98           $18,762               $19,930     1.18%       $13,443       0.19%
              Feb-98           $18,759               $19,922    -0.04%       $13,469       0.19%
              Mar-98           $18,794               $19,988     0.33%       $13,494       0.19%
              Apr-98           $18,864               $20,084     0.48%       $13,519       0.18%
              May-98           $18,972               $20,204     0.60%       $13,543       0.18%
              Jun-98           $19,061               $20,319     0.57%       $13,559       0.12%
              Jul-98           $19,152               $20,407     0.43%       $13,575       0.12%
              Aug-98           $19,387               $20,731     1.59%       $13,592       0.12%
              Sep-98           $19,679               $21,123     1.89%       $13,608       0.12%
              Oct-98           $19,752               $21,209     0.41%       $13,641       0.24%

        Total Return            97.52%               112.09%                  36.41%


The historical performance data shown pertains only to the fund's Advisor Class shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.


*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

84                         Past performance is not predictive of future results.

PERFORMANCE

Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class Periods ended 10/31/98

                                                                        Since
                                                                      Inception
                                1-Year      5-Year*     10-Year*     (4/15/87)*
-------------------------------------------------------------------------------
Cumulative Total Return(1)       +7.38%     +27.52%      +97.52%      +118.97%

Average Annual Total Return(1)   +7.38%     +4.98%       +7.04%        +7.02%

Distribution Rate(2)                   5.27%

30-Day Standardized Yield(3)           3.91%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was +13.12%.

(1) Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

(2) Distribution rate is based on an annualization of the current 4.58 cent per share monthly dividend and the net asset value price of $10.45 on October 31, 1998.

(3) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE RATE SECURITIES FUND

                                                                                 Year Ended October 31,
                                                         ----------------------------------------------------------------
                                                             1998          1997          1996         1995         1994
                                                         ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................    $    9.96      $   9.87      $   9.82      $  9.70      $ 10.04
                                                         ----------------------------------------------------------------

Income from investment operations:
 Net investment income ...............................          .54           .56           .54          .58          .45
 Net realized and unrealized gains (losses) ..........         (.01)          .09           .06          .12         (.34)
                                                         ----------------------------------------------------------------

Total from investment operations .....................          .53           .65           .60          .70          .11
                                                         ----------------------------------------------------------------

Less distributions from net investment income ........         (.54)         (.56)         (.55)        (.58)        (.45)
                                                         ----------------------------------------------------------------
Net asset value, end of year .........................    $    9.95      $   9.96      $   9.87      $  9.82      $  9.70
                                                         ================================================================

Total return* ........................................         5.47%         6.75%         6.23%        7.57%        1.11%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................    $  28,892      $ 21,137      $ 15,707      $17,014      $24,564
Ratios to average net assets:
 Expenses** ..........................................          .84%          .81%          .90%         .70%         .45%
 Expenses excluding waiver and payments by affiliate**         1.03%         1.00%         1.12%         .99%         .85%
 Net investment income ...............................         5.35%         5.64%         5.54%        5.82%        4.45%
                                                         ================================================================

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

FRANKLIN ADJUSTABLE RATE SECURITIES FUND            SHARES          VALUE
----------------------------------------------------------------------------
MUTUAL FUNDS 100.3%
Adjustable Rate Securities Portfolio (Note 1)     2,911,787      $28,943,162
                                                                 -----------
TOTAL INVESTMENTS (COST $28,862,032) 100.2%                       28,943,162
                                                                 -----------
OTHER ASSETS, LESS LIABILITIES (.2)%                                 (50,782)
                                                                 -----------
NET ASSETS 100.0%                                                $28,892,380
                                                                 ===========



                       See notes to financial statements.                     87

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                 YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------------------
                                                      1998             1997             1996             1995             1994
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $      9.48      $      9.37      $      9.34      $      9.20      $      9.77
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .51              .55              .56              .54              .35
 Net realized and unrealized gains (losses) .           (.12)             .10              .03              .14             (.61)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............            .39              .65              .59              .68             (.26)
                                                 -------------------------------------------------------------------------------
Less distributions from net investment income           (.51)            (.54)            (.56)            (.54)            (.31)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $      9.36      $      9.48      $      9.37      $      9.34      $      9.20
                                                 ===============================================================================

Total return* ...............................           4.26%            7.18%            6.54%            7.57%           (2.65%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   298,298      $   334,990      $   397,078      $   509,371      $   700,617
Ratios to average net assets:
 Expenses** .................................            .76%             .75%             .69%             .61%             .42%
 Expenses excluding waiver and payments by
    affiliate** .............................            .93%             .93%             .86%             .86%             .82%
 Net investment income ......................           5.38%            5.81%            5.87%            5.76%            3.67%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Includes the Fund's share of the Portfolio's allocated expenses.

88                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998



MUTUAL FUNDS 100.4%

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND             SHARES            VALUE
------------------------------------------------------------------------------------------
MUTUAL FUNDS 100.4%
U.S. Government Adjustable Rate Mortgage Portfolio (Note 1)    31,958,938   $ 299,455,245
                                                                            -------------
TOTAL INVESTMENTS (COST $321,282,773) 100.4% ..............                   299,455,245
                                                                            -------------
OTHER ASSETS, LESS LIABILITIES (.4)% ......................                   (1,157,654)
                                                                            ------------
NET ASSETS 100.0% .........................................                 $ 298,297,591
                                                                            =============



                       See notes to financial statements.                     89

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS



FRANKLIN BOND FUND

                                                                           Class I
                                                                           1998***
                                                                           -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................................    $  10.00
Income from investment operations:
 Net investment income ...............................................         .12
 Net realized and unrealized gains ...................................         .30
                                                                          --------
Total from investment operations .....................................         .42
                                                                          --------
Less distributions from net investment income ........................        (.05)
                                                                          --------
Net asset value, end of period .......................................    $  10.37
                                                                          ========
Total return* ........................................................        4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                           $4,232
Ratios to average net assets:
 Expenses ............................................................         .50%**
 Expenses excluding waiver and payments by affiliate .................        1.29%**
 Net investment income ...............................................        5.21%**
Portfolio turnover rate ..............................................       23.19%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized.

***For the period August 3, 1998 (effective date) to October 31, 1998. Based on average weighted shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN BOND FUND (CONT.)


                                                          ADVISOR CLASS
                                                               1998***
                                                          -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........              $  10.00
                                                             --------
Income from investment operations:
 Net investment income ........................                   .12
 Net realized and unrealized gains ............                   .31
                                                             --------
Total from investment operations ..............                   .43
                                                             --------
Less distributions from net investment income .                  (.05)
                                                             --------
Net asset value, end of period ................              $  10.38
                                                             ========

Total return* .................................                  4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $  31,588
Ratios to average net assets:
 Expenses ..........................................           .25%**
 Expenses excluding waiver and payments by affiliate          1.04%**
 Net investment income .............................          5.46%**
Portfolio turnover rate ............................         23.19%

*Total return is not annualized.

**Annualized.

***For the period August 3, 1998 (effective date) to October 31, 1998. Based on average weighted shares outstanding.

                       See notes to financial statements.                     91

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)



                                                          PRINCIPAL
  FRANKLIN BOND FUND                                       AMOUNT*      VALUE
-------------------------------------------------------------------------------
**LONG-TERM INVESTMENTS 93.6%

  BONDS 34.2%
  ADJUSTABLE RATE MORTGAGES SECURITIES 4.8%
  PHMS 1988-4 A, 7.915%, 7/25/18                         $1,124,000  $1,131,026
  RYMS 1991-B1 1, 7.184%, 3/25/20                           406,679     406,044
  RYMS 1992-3 A2, 7.296%, 6/25/20                           196,384     196,752
                                                                     ----------
                                                                      1,733,822
                                                                     ----------
  COMMERCIAL MORTGAGE BACKED SECURITIES 3.6%
  BSCMS 1998-C1 A1, 6.34%, 10/16/07                         421,119     422,698
  BSCMS 1998-C1 A2, 6.44%, 6/16/08                          360,000     353,025
  MLMI 1998-C2 A2, 6.39%, 2/15/30                           500,000     508,403
                                                                     ----------
                                                                      1,284,126
                                                                     ----------

  COMMERCIAL SERVICES .3%
  Outdoor Systems, Inc., 8.875%, 6/15/07                    100,000     104,500
                                                                     ----------

  CONSUMER DURABLES .3%
  American Standard Cos, Inc., 7.375%, 2/01/08              100,000      98,750
                                                                     ----------

  CONSUMER NON-DURABLES .5%
  Grand Metropolitan Investments, 7.125%, 9/15/04           200,000     214,904
                                                                     ----------

  CONSUMER SERVICES 2.6%
  Chancellor Media Corp, 144A, 9.00%, 10/01/98              100,000     101,000
  CSC Holdings, Inc., 7.25%, 7/15/08                        100,000      98,015
  Hollinger International Publishing, 9.25%, 2/01/06        100,000     104,750
  Sun International Hotels, 9.00%, 3/15/07                  100,000     104,000
  TCI Communications, Inc., 6.875%, 2/15/06                 500,000     534,017
                                                                     ----------
                                                                        941,782
                                                                     ----------

  ELECTRONIC TECHNOLOGY 1.8%
  Lockheed Corp., 9.375%, 10/15/99                          101,000     104,655
  Raytheon Co., 6.50%, 7/15/05                              500,000     524,386
                                                                     ----------
                                                                        629,041
                                                                     ----------

  ENERGY MINERALS .3%
  P&L Coal Holdings Corp., 144A, 8.875%, 5/15/08            100,000     101,250
                                                                     ----------

  FINANCE 8.2%
  American General Corp., 7.75% 4/01/05                     500,000     550,770
  Chase Manhattan Corp., 7.875%, 8/01/04                    400,000     402,914
  Chase Manhattan Corp., 7.875%, 7/15/06                    200,000     221,961
  First Chicago NBD Corp., 7.625%, 1/15/03                  291,000     314,614
  HMH Properties, 7.875%, 8/01/08                           100,000      96,500
  Lincoln National Corp., 7.125%, 7/15/99                   550,000     557,185
  Paine Webber Group, Inc., 6.55%, 4/15/08                  150,000     147,520
  Salomon Inc., 7.00%, 5/15/99                              300,000     302,731
  Societe Generale-NY, 7.40%, 6/01/06                       300,000     315,189
                                                                     ----------
                                                                      2,909,384
                                                                     ----------
  HEALTH SERVICES .3%
  Tenet Healthcare, 144A, 7.625%, 6/01/08                   100,000     98,667
                                                                     ----------


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)


                                                                                     PRINCIPAL
  FRANKLIN BOND FUND                                                                  AMOUNT*      VALUE
----------------------------------------------------------------------------------------------------------
**LONG-TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  HEALTH TECHNOLOGY  1.6%
  American Home Products, 7.90%, 2/15/05                                             $ 500,000  $  566,654
                                                                                                ----------
  PRODUCER MANUFACTURING .8%
  Hayes Wheels Lemmerz International Inc., 9.125%, 7/15/07                             100,000     101,000
  Owens, 7.35%, 5/15/08                                                                100,000     100,542
  Westpoint Stevens, Inc., 7.875%, 06/15/05                                            100,000     101,750
                                                                                                ----------
                                                                                                   303,292
                                                                                                ----------
  RETAIL TRADE 1.8%
  Dayton Hudson Corp., 7.25%, 9/01/04                                                  500,000     541,950
  Penney (J.C.) Co., Inc., 6.875%, 6/15/99                                             115,000     115,908
                                                                                                ----------
                                                                                                   657,858
                                                                                                ----------
  TRANSPORTATION 1.7%
  Gearbulk Holding, LTD., senior notes, 11.25%, 12/01/04                               100,000     104,000
  Hertz Corp., 6.625%, 5/15/08                                                         500,000     517,650
                                                                                                ----------
                                                                                                   621,650
                                                                                                ----------
  UTILITIES 5.6%
  Calenergy Co., Inc., 7.52%, 9/15/08                                                  100,000     102,265
  Duquesne Light Co., 6.625%, 6/15/04                                                  300,000     305,030
  United Utilities, 6.45%, 4/01/08                                                     500,000     511,354
  US West Cap Funding, Inc., 6.375%, 7/15/08                                           500,000     528,422
  Wisconsin Power & Light, 7.00%, 6/15/07                                              500,000     552,570
                                                                                                ----------
                                                                                                 1,999,641
                                                                                                ----------
  TOTAL BONDS (COST $12,157,787)                                                                12,265,321
                                                                                                ----------
  FOREIGN GOVERNMENT SECURITIES AND AGENCIES 1.5%
  Ontario Providence, 6.00%, 2/21/06 (Canada) (COST $514,165)                          500,000     521,085
                                                                                                ----------

  OTHER GOVERNMENT & AGENCY SECURITIES 3.7%
  Tennessee Valley Authority, 5.28%, 9/14/01 (COST $1,303,705)                       1,300,000   1,318,938
                                                                                                ----------
  U.S. GOVERNMENT SECURITIES 54.0%
  FHLMC, 7.50%, 4/01/28                                                                504,999     516,736
  FHLMC, 7.50%, 11/01/28                                                               500,000     512,188
  FNMA, 5.625%, 3/15/01                                                              1,150,000   1,173,490
  FNMA, 5.75%, 4/15/03                                                                 700,000     726,828
  FNMA, 5.75%, 6/15/05                                                                 500,000     517,338
  FNMA, 5.75%, 2/15/08                                                               1,000,000   1,041,147
  FNMA, 6.00%, 4/01/13                                                                 493,250     495,755
  FNMA, 5.50%, 9/1/13                                                                  493,211     487,971
  FNMA, 6.00%, 10/01/13                                                                493,063     495,568
  FNMA, 6.00%, 5/01/28                                                                 494,452     489,083
  FNMA, 6.00%, 8/01/28                                                                 494,540     489,170
  FNMA, 6.00%, 10/01/28                                                              1,010,000     999,032
  FNMA, 7.00%, 10/01/28                                                                505,000     516,639
  FNMA, 6.50%, 11/01/28                                                                500,000     503,906
  FNMA, 7.00%, 11/01/28                                                              1,000,000   1,021,875

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                           PRINCIPAL
  FRANKLIN BOND FUND                                                        AMOUNT*      VALUE
------------------------------------------------------------------------------------------------
**LONG-TERM INVESTMENTS (CONT.)
  U.S. GOVERNMENT SECURITIES (CONT.)
  FNMA, ARM, 7.41%, 5/01/20                                                $ 281,352   $ 289,114
  GNMA I, 7.00%, 11/15/12                                                    490,710     504,550
  GNMA II, 6.00%, 3/20/28                                                    498,119     490,648
  GNMA I, 8.00%, 07/15/28                                                    497,467     515,967
  GNMA I, 7.50%, 8/15/28                                                     500,000     515,782
  GNMA I, 6.50%, 9/15/28                                                     494,593     500,698
  U.S. Treasury Notes, 5.375%, 7/31/00                                     1,000,000   1,017,501
  U.S. Treasury Notes, 6.375%, 9/30/01                                     2,500,000   2,636,720
  U.S. Treasury Notes, 5.75%, 11/30/02                                     1,500,000   1,575,002
  U.S. Treasury Notes, 5.875%, 2/15/04                                     1,000,000   1,070,312
  U.S. Treasury Notes, 6.125%, 11/15/27                                      200,000     225,000
                                                                                      ----------
  TOTAL US GOVERNMENT SECURITIES (COST $19,058,112)                                   19,328,020
                                                                                      ----------
  Zero Coupon Bonds .2%
  Niagara Mohawk Power Corp., Series H, zero coupon to 7/01/03, 8.50%,
    thereafter, 7/01/10 (COST $71,225)                                       100,000      73,750
                                                                                      ----------

  TOTAL LONG TERM INVESTMENTS (COST $33,208,994)                                      33,507,114
                                                                                      ----------
  SHORT TERM INVESTMENTS 2.4%
  FINANCE 2.4%
  American Express Credit Corp., 5/24/99                                     150,000     145,737
  Deutsche Bank AG, 5.685%, 6/03/99                                          150,000     150,609
  General Electric Capital Co., 2/24/99                                      200,000     196,772
  General Electric Capital Co., 3/15/99                                      150,000     147,202
  Morgan Stanley, 2/26/99                                                    150,000     147,539
                                                                                      ----------
                                                                                         787,859
                                                                                      ----------
    U.S. GOVERNMENT CASH EQUIVALENTS .2%
(c) U.S. Treasury Bills, 1/07/99                                              90,000      89,340
                                                                                      ----------
    TOTAL SHORT TERM INVESTMENTS (COST $875,831)                                         877,199
                                                                                      ----------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $34,084,825)                 34,384,313
                                                                                      ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                        PRINCIPAL
  FRANKLIN BOND FUND                                                                     AMOUNT*       VALUE
---------------------------------------------------------------------------------------------------------------

(b) REPURCHASE AGREEMENT 8.7%

 Joint Repurchase Agreement, 5.35%, 11/02/98, (Maturity Value $3,119,789)             $ 3,118,399   $ 3,118,399
 (Cost $3,118,399)
 Barclays Capital Group, Inc. (Maturity Value $320,665)
  Chase Securities, Inc. (Maturity Value $320,665)
  CIBC Wood Gundy Securities Corp. (Maturity Value $320,665)
  Deutsche Morgan Grenfell/C.J.Lawrence, Inc.(Maturity Value $320,665)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $320,665)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $233,807)
  Greenwich Capital Markets, Inc. (Maturity Value $320,664)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $320,665)
  Paribas Corp. (Maturity Value $320,664)
  SBC Warburg Dillon Read, Inc. (Maturity Value $320,664)
   Collateralized by U.S. Treasury Bills and Notes                                                  -----------
 TOTAL INVESTMENTS (COST $37,203,224) 104.7%                                                         37,502,712
                                                                                                    -----------
 OTHER ASSETS, LESS LIABILITIES (4.7%)                                                               (1,682,126)
                                                                                                    -----------
 NET ASSETS 100.0%                                                                                  $35,820,586
                                                                                                    ===========

  PORTFOLIO ABBREVIATIONS:
  ARM   - Adjustable Rate Mortgage
  BSCMS - Bear Stearns Commercial Mortgage Securities
  FHLMC - Federal Home Loan Mortgage Corporation
  FNMA  - Federal National Mortgage Association
  GNMA  - Government National Mortgage Association
  MLMI  - Merrill Lynch Mortgage Investors, Inc.
  PHMS  - Prudential Home Mortgage Securities
  RYMS  - Ryland Mortgage Securities Corporation
*Securities traded in U.S. dollars unless otherwise indicated.

(b) See Note 1(c) regarding joint repurchase agreement.

(c) On deposit with broker for initial margin on futures contracts (Note 1(d)).

                       See notes to financial statements.                     95

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                        CLASS I
                                                        -------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        -------------------------------------------------------------------
                                                            1998            1997           1996          1995         1994
                                                        -------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $   14.74      $    13.45      $   12.73      $  12.34     $  12.79
                                                        -------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .62             .64            .61           .58          .59
 Net realized and unrealized gains (losses) ........        (1.92)           2.15           1.39          1.10         (.33)
                                                        -------------------------------------------------------------------
Total from investment operations ...................        (1.30)           2.79           2.00          1.68          .26
                                                        -------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.65)           (.60)          (.60)         (.59)        (.59)
 Net realized gains ................................        (1.04)           (.90)          (.68)         (.70)        (.12)
                                                        -------------------------------------------------------------------
Total distributions ................................        (1.69)          (1.50)         (1.28)        (1.29)        (.71)
                                                        -------------------------------------------------------------------
Net asset value, end of year .......................    $   11.75      $    14.74      $   13.45      $  12.73     $  12.34
                                                        ===================================================================

Total return* ......................................        (9.93%)         22.47%         16.71%        15.18%        2.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 170,569      $  212,631      $ 130,951      $ 83,523     $ 66,869
Ratios to average net assets:
 Expenses ..........................................          .98%           1.01%          1.02%         1.03%         .84%
 Expenses excluding waiver and payments by affiliate           --              --             --            --          .92%
 Net investment income .............................         4.63%           4.81%          4.79%         4.82%        4.84%
Portfolio turnover rate ............................        79.17%         141.49%        129.83%       108.64%       68.39%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                   CLASS II
                                                 -------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------
                                                     1998            1997            1996              1995***
                                                 -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $    14.68      $    13.41      $    12.71        $    13.06
                                                 -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .51             .54             .51               .07
 Net realized and unrealized gains (losses) .         (1.91)           2.13            1.40              (.37)
                                                 -------------------------------------------------------------
Total from investment operations ............         (1.40)           2.67            1.91              (.30)
                                                 -------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.54)           (.50)           (.53)             (.05)
 Net realized gains .........................         (1.04)           (.90)           (.68)               --
                                                 -------------------------------------------------------------
Total distributions .........................         (1.58)          (1.40)          (1.21)             (.05)
                                                 -------------------------------------------------------------
Net asset value, end of year ................    $    11.70      $    14.68      $    13.41        $    12.71
                                                 =============================================================

Total return* ...............................        (10.61%)         21.54%          15.92%            (2.33%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   41,533      $   35,282      $   10,861        $      209
Ratios to average net assets:
 Expenses ...................................          1.73%           1.74%           1.79%             1.60%**
 Net investment income ......................          3.93%           4.04%           4.00%             3.64%**
Portfolio turnover rate .....................         79.17%         141.49%         129.83%           108.64%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized.

***For the period October 1, 1995 (effective date) to October 31, 1995.

                       See notes to financial statements.                     97

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN CONVERTIBLE SECURITIES FUND                               SHARES        VALUE
------------------------------------------------------------------------------------------
 COMMON STOCKS 2.6%

   CONSUMER NON-DURABLES 1.5%
   Philip Morris Cos., Inc. ..................................         60,000    $ 3,067,500
                                                                                 -----------
   ELECTRONIC TECHNOLOGY .6%
(a)Xilinx, Inc. ..............................................         30,000      1,339,689
                                                                                 -----------
    INDUSTRIAL SERVICES .5%
(a)Cogeneration Corp. of America .............................        122,700      1,096,631
                                                                                 -----------
   TOTAL COMMON STOCKS (COST $6,004,672) .....................                     5,503,820
                                                                                 -----------

   CONVERTIBLE PREFERRED STOCKS 39.9%
   CONSUMER DURABLES 1.2%
   Newell Financial Trust I, 5.25% cvt. pfd., 144A ............        44,100      2,447,550
                                                                                 -----------
   CONSUMER NON-DURABLES 1.9%
   Designer Holdings, Ltd., 5.00% cvt. pfd ....................        38,000      1,505,750
   Ralston Purina/Interstate Bakeries Corp., 7.00% cvt. pfd ..         50,500      2,502,906
                                                                                 -----------
                                                                                   4,008,656
                                                                                 -----------
   CONSUMER SERVICES 4.4%
   Cendant Corp., 7.50% cvt. pfd ..............................       135,000      3,349,688
   Host Marriott Financial Trust, 6.75% cvt. pfd., 144A ......         40,000      1,615,000
(d)Triathlon Broadcasting, 9.00% cvt. pfd ....................        315,300      3,054,469
   Wendys Financing I, 5.00% cvt. pfd., Series A .............         25,000      1,225,000
                                                                                 -----------
                                                                                   9,244,157
                                                                                 -----------
   ENERGY MINERALS .2%
   Nuevo Financing I, 5.75% cvt. pfd., Series A ..............         13,100        481,425
                                                                                 -----------

   FINANCE 10.9%
   American Heritage Life Investment Corp., 8.50% cvt. pfd ....        28,300      1,683,850
   FelCor Lodging Trust, Inc., $1.95 cvt. pfd., Series A .....         60,000      1,188,750
   Lincoln National Corp., 7.75% cvt. pfd ....................        186,600      4,618,350
   National Australia Bank, 7.875% cvt. pfd. (Australia) .....         42,900      1,134,169
   Protective Life Capital Trust II, 6.50% cvt. pfd ..........         42,900      2,670,525
   Reckson Associates Realty Corp., 7.625% cvt. pfd., Series A        170,000      3,591,250
   SL Green Realty Corp., 8.00% cvt. pfd .....................         80,000      1,782,504
   United Rentals Trust I, 6.50% cvt. pfd., 144A .............         70,000      2,769,375
   WBK STRYPES Trust, 10.00% cvt. pfd ........................        130,000      3,729,375
                                                                                 -----------
                                                                                  23,168,148
                                                                                 -----------
   HEALTH SERVICES 2.9%
   GS Financial Products/Oxford Health Plans, 7.00% cvt. pfd ..        60,000        975,000
   McKesson Financing Trust, 5.00% cvt. pfd ..................         49,000      5,212,375
                                                                                 -----------
                                                                                   6,187,375
                                                                                 -----------
   INDUSTRIAL SERVICES 2.4%
   AES Trust II, 5.50% cvt. pfd., 144A ........................        60,000      2,685,000
   AES Trust II, 5.50% cvt. pfd, Series B ....................          8,400        375,900
   EVI, Inc., 5.00% cvt. pfd., 144A ..........................         60,000      1,950,000
                                                                                 -----------
                                                                                   5,010,900
                                                                                 -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN CONVERTIBLE SECURITIES FUND                                            SHARES         VALUE
-------------------------------------------------------------------------------------------------------
   CONVERTIBLE  PREFERRED STOCKS (CONT.)
   NON-ENERGY MINERALS .5%
   WHX Corp., 6.50% cvt. pfd., Series A ....................................        26,000    $ 1,111,500
                                                                                              -----------
   PROCESS INDUSTRIES 1.8%
   International Paper Co., 5.25% cvt. pfd .................................        20,000        950,000
   Owens-Illinois, Inc., 4.75% cvt. pfd ...................................         70,000      2,808,750
                                                                                              -----------
                                                                                                3,758,750
                                                                                              -----------
   TRANSPORTATION 1.9%
   Union Pacific Capital Trust, 6.25% cvt. pfd .............................        86,700      4,031,550
                                                                                              -----------
   UTILITIES 11.8%
(c)CMS Energy Trust I, 7.75% cvt. pfd .....................................         73,000      3,946,563
   El Paso Energy Capital Trust I, 4.75% cvt. pfd .........................        128,000      6,208,000
   Enron Corp., 6.25% cvt. pfd ............................................         85,000      1,413,125
   MediaOne Group, Inc., 6.25% cvt. pfd ...................................         81,100      4,369,263
   Nortel Inversora, SA, 10.00% cvt. pfd., MEDS (Argentina) ...............         50,000      2,818,750
   Salomon Smith Barney Holdings, Inc., 6.25% cvt. pfd ....................         30,000      1,481,250
   Texas Utilities Co., 9.25% cvt. pfd ....................................         86,500      4,876,438
                                                                                              -----------
                                                                                               25,113,389
                                                                                              -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $93,186,193) ..................                    84,563,400
                                                                                              -----------

                                                                                     PRINCIPAL
                                                                                      AMOUNT
----------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 43.3%
COMMERCIAL SERVICES .5%
Metamore Worldwide, Inc., cvt. sub. notes, 2.94%, 8/15/04 ....................   $1,250,000     1,015,625
                                                                                               ----------

CONSUMER DURABLES 1.6%
Activision, Inc., cvt. sub. notes, 144A, 6.75%, 1/01/05 ......................    4,000,000     3,500,000
                                                                                               ----------
CONSUMER SERVICES 3.4%
AMF Bowling, Inc., cvt. sub. deb., 144A, 0.00%, 5/12/18 ......................    4,000,000       355,000
ShoLodge, Inc., cvt. sub. deb., 7.50%, 5/01/04 ..............................     2,595,000     1,518,075
Tele-Communications International, Inc., cvt. sub. deb., 4.50%, 2/15/06 .....     2,500,000     2,506,250
Veterinary Centers of America, Inc., cvt. sub. deb., 144A, 5.25%, 5/01/06 ...     3,500,000     2,765,000
                                                                                               ----------
                                                                                                7,144,325
                                                                                               ----------
ELECTRONIC TECHNOLOGY 8.6%
Comverse Technology, Inc., cvt. sub. notes, 144A, 4.50%, 7/01/05 .............    2,500,000     2,325,000
Cymer, Inc., cvt. sub. deb., 144A, 3.50% coupon to 8/06/00, 7.25% thereafter;
  8/06/04 ...................................................................     4,250,000     2,836,874
Dovatron International, Inc., cvt. sub. notes, 144A, 6.00%, 10/15/02 ........     1,800,000     1,719,000
Itron, Inc., cvt. sub. notes, 6.75%, 3/31/04 ................................       750,000       487,500
Level One Communications, Inc., cvt. sub. notes, 4.00%, 9/01/04 .............     1,500,000     1,734,374
Motorola, Inc., cvt. sub. deb., 0.00%, 9/07/09 ..............................     2,000,000     1,910,000
Western Digital Corp., cvt. sub. deb., 144A, 0.00%, 2/18/18 .................     4,000,000       860,000
Xilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02 ..............................     6,300,000     6,457,500
                                                                                               ----------
                                                                                               18,330,248
                                                                                               ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

                                                                         PRINCIPAL
FRANKLIN CONVERTIBLE SECURITIES FUND                                      AMOUNT          VALUE
---------------------------------------------------------------------------------------------------
CONVERTIBLE  BONDS (CONT.)
ENERGY MINERALS 1.0%
Swift Energy Co., cvt. sub. notes,  6.25%, 11/15/06 ................    $ 2,750,000    $ 2,196,563
                                                                                       -----------
FINANCE 3.7%
OMEGA Healthcare Investors, Inc., cvt. sub. deb., 8.50%,
     2/01/01 .......................................................        700,000        823,374
Rent-Way, Inc., cvt. sub. deb., 7.00%, 2/01/07 .....................      1,425,000      2,686,125
The Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02.............      4,500,000      4,297,500
                                                                                        ----------
                                                                                         7,806,999
                                                                                        ----------
HEALTH SERVICES 2.0%
Omnicare, Inc., cvt. deb., 5.00%, 12/01/07 .........................      4,000,000      4,300,000
                                                                                        ----------
Health Technology 4.8%
Alza Corp., cvt. sub. notes, 0.00%, 7/14/14 ........................      6,000,000      3,847,500
Athena Neurosciences, Inc., cvt. notes, 4.75%,
   11/15/04 ........................................................      2,000,000      2,430,000
Dura Pharmaceuticals, Inc., cvt. sub. notes, 3.50%,
   7/15/02 .........................................................      3,000,000      2,175,000
ESC Medical Systems, Ltd., cvt. sub. notes, 144A, 6.00%,
   9/01/02 .........................................................      2,500,000      1,775,000
                                                                                        ----------
                                                                                        10,227,500
                                                                                        ----------
INDUSTRIAL SERVICES 5.5%
Baker Hughes, Inc., cvt. notes, 0.00%, 5/05/08 .....................      5,000,000      3,406,250
Diamond Offshore Drilling, Inc., cvt. sub. notes, 3.75%,
   2/15/07 .........................................................      4,800,000      4,818,000
Waste Management, Inc., cvt. sub. notes, 4.00%, 2/01/02 ...........       3,000,000      3,487,500
                                                                                        ----------
                                                                                        11,711,750
                                                                                        ----------
PROCESS INDUSTRIES .7%
APP Global Finance V, Ltd., 2.00%, 7/25/00 (United Kingdom) ........      1,000,000        645,000
APP Global Finance V, Ltd., 144A, 2.00%, 7/25/00 (United
   Kingdom) ........................................................      1,200,000        774,000
                                                                                        ----------
                                                                                         1,419,000
                                                                                        ----------
PRODUCER MANUFACTURING 2.5%
Mark IV Industries, Inc., cvt. sub. notes, 144A, 4.75%,
  11/01/04 .........................................................      3,000,000      2,463,750
Tower Automotive, Inc., cvt. sub. notes, 144A, 5.00%,
    8/01/04 ........................................................      1,000,000      1,030,000
Tower Automotive, Inc., cvt. sub. notes, 5.00%,
    8/01/04 ........................................................      1,750,000      1,802,500
                                                                                        ----------
                                                                                         5,296,250
                                                                                        ----------
RETAIL TRADE 2.1%
Rite Aid Corp., cvt. sub. notes, 144A, 5.25%, 9/15/02 ..............      3,500,000      4,469,062
                                                                                        ----------
TECHNOLOGY SERVICES 2.9%
Data Processing Resources Corp., cvt. sub
  notes, 144A, 5.25%, 4/01/05 ......................................      2,500,000      2,187,500
HNC Software, Inc., cvt. sub. notes, 4.75%, 3/01/03 ...............       1,500,000      1,481,250
Wind River Systems, Inc., cvt. sub. notes, 144A, 5.00%,
   8/01/02 .........................................................        300,000        322,500
Wind River Systems, Inc., cvt. sub. notes, 5.00%,
   8/01/02 .........................................................      2,000,000      2,150,000
                                                                                        ----------
                                                                                         6,141,250
                                                                                        ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                      PRINCIPAL
FRANKLIN CONVERTIBLE SECURITIES FUND                                                    AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------

CONVERTIBLE  BONDS (CONT.)
UTILITIES 4.0%
Bell Atlantic Financial Service, cvt. bonds, 144A, 5.75%, 4/01/03                    $7,000,000       $  7,201,250
Natwest Enron, cvt. notes, 144A, 3.50%, 9/01/04                                       1,000,000          1,252,500
                                                                                                      ------------
                                                                                                         8,453,750
                                                                                                      ------------
TOTAL CONVERTIBLE BONDS (COST $98,293,071)                                                             92,012,322
                                                                                                      ------------
TOTAL LONG-TERM INVESTMENTS (COST $197,483,936)                                                       182,079,542
                                                                                                      ------------

(b) REPURCHASE AGREEMENT 13.2%

Joint Repurchase Agreement, 5.35%, 11/02/98 (Maturity Value $27,995,841)
        (COST $27,983,365)                                                           27,983,365         27,983,365
  Barclays Capital Group, Inc. (Maturity Value $2,877,526)
  Chase Securities, Inc. (Maturity Value $2,877,526)
  CIBC Wood Gundy Securities Corp. (Maturity Value $2,877,526)
  Deutsche Morgan Grenfell/C. J. Lawrence, Inc. (Maturity Value $2,877,526)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,877,526)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $2,098,104)
  Greenwich Capital Markets, Inc. (Maturity Value $2,877,527)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $2,877,526)
  Paribas Corp. (Maturity Value $2,877,527)
  SBC Warburg Dillon Read, Inc. (Maturity Value $2,877,527)
   Collateralized by U.S. Treasury Bills and Notes

TOTAL INVESTMENTS (COST $225,467,301) 99.0%                                                            210,062,907
                                                                                                      ------------
OTHER ASSETS, LESS LIABILITIES 1.0%                                                                      2,038,871
                                                                                                      ------------
NET ASSETS 100.0%                                                                                     $212,101,778
                                                                                                      ============


PORTFOLIO ABBREVIATIONS:
MEDS - Mandatorially Exchangeable Debt Security

(a) Non-income producing.

(b) See Note 1(c) regarding joint repurchase agreement.

(c) See Note 8 regarding restricted securities.

(d) The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at October 31, 1998 were $3,054,469.

                       See notes to financial statements.                    101

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN EQUITY INCOME FUND

                                                                                        CLASS I
                                                        ------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------
                                                           1998             1997        1996          1995          1994
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $   19.31      $   16.41      $  15.19      $  14.14      $  14.91
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .64            .64           .64           .63           .62
 Net realized and unrealized gains (losses) ........         1.42           3.23          1.63          1.27          (.36)
                                                        ------------------------------------------------------------------
Total from investment operations ...................         2.06           3.87          2.27          1.90           .26
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.65)          (.64)         (.65)         (.61)         (.72)
 Net realized gains ................................         (.79)          (.33)         (.40)         (.24)         (.31)
                                                        ------------------------------------------------------------------
Total distributions ................................        (1.44)          (.97)        (1.05)         (.85)        (1.03)
                                                        ------------------------------------------------------------------
Net asset value, end of year .......................    $   19.93      $   19.31      $  16.41      $  15.19      $  14.14
                                                        ==================================================================
Total return* ......................................        10.96%         24.40%        15.39%        14.10%         1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 428,228      $ 352,555      $246,952      $168,897      $ 92,763
Ratios to average net assets:
 Expenses ..........................................          .94%           .97%          .98%         1.00%          .77%
 Expenses excluding waiver and payments by affiliate           --             --            --          1.02%          .95%
 Net investment income .............................         3.20%          3.62%         4.11%         4.44%         4.53%
Portfolio turnover rate ............................        30.65%         29.04%        24.15%        27.86%        39.51%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)
                                                                                   CLASS II
                                                 -------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------
                                                     1998            1997            1996              1995***
                                                 -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $    19.26      $    16.38      $    15.19        $    15.38
                                                 -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .50             .50             .52               .05
 Net realized and unrealized gains (losses) .          1.41            3.22            1.63              (.19)
                                                 -------------------------------------------------------------
Total from investment operations ............          1.91            3.72            2.15              (.14)
                                                 -------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.50)           (.51)           (.56)             (.05)
 Net realized gains .........................          (.79)           (.33)           (.40)               --
                                                 -------------------------------------------------------------
Total distributions .........................         (1.29)           (.84)           (.96)             (.05)
                                                 -------------------------------------------------------------
Net asset value, end of year ................    $    19.88      $    19.26      $    16.38        $    15.19
                                                 =============================================================

Total return* ...............................         10.16%          23.40%          14.53%             (.93%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   81,078      $   45,277      $   18,227        $      386
Ratios to average net assets:
 Expenses ...................................          1.69%           1.72%           1.73%             1.99%**
 Net investment income ......................          2.45%           2.78%           3.33%             3.57%**
Portfolio turnover rate .....................         30.65%          29.04%          24.15%            27.86%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized.

***For the period October 1, 1995 (effective date) to October 31, 1995.

                       See notes to financial statements.                    103

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998


 FRANKLIN EQUITY INCOME FUND                    SHARES       VALUE
----------------------------------------------------------------------
COMMON STOCKS 86.2%
COMMERCIAL SERVICES .6%
Dun & Bradstreet Corp. ................        104,200    $ 2,956,675
                                                          -----------
Consumer Durables 4.7%
Chrysler Corp. ........................         55,000      2,646,875
Eastman Kodak Co. .....................         86,000      6,665,000
Ford Motor Co. ........................        120,500      6,537,125
General Motors Corp. ..................        125,000      7,882,813
                                                          -----------
                                                           23,731,813
                                                          -----------
CONSUMER NON-DURABLES 9.0%
Anheuser-Busch Cos., Inc. .............        125,300      7,447,519
DIMON, Inc. ...........................         14,800        191,475
Fortune Brands, Inc. ..................        121,500      4,017,094
General Mills, Inc. ...................        107,500      7,901,250
Heinz (H.J.) Co. ......................         97,000      5,638,125
Philip Morris Cos., Inc. ..............        166,200      8,496,975
RJR Nabisco Holdings Corp. ............         93,500      2,670,594
UST, Inc. .............................        282,000      9,588,000
                                                           ----------
                                                           45,951,032
                                                           ----------
ELECTRONIC TECHNOLOGY .5%
AMP, Inc. .............................         60,000      2,463,750
                                                           ----------
ENERGY MINERALS 12.3%
Amoco Corp. ...........................         90,400      5,073,700
Atlantic Richfield Co. ................        189,400     13,044,925
Chevron Corp. .........................        108,900      8,875,350
Exxon Corp. ...........................         79,400      5,657,250
Mobil Corp. ...........................        100,600      7,614,163
Texaco, Inc. ..........................        160,000      9,490,000
Ultramar Diamond Shamrock Corp. .......        157,400      4,239,963
YPF, SA, Sponsored ADR (Argentina) ....        309,200      8,947,475
                                                           ----------
                                                           62,942,826
                                                           ----------
FINANCE 13.8%
Bank One Corp. ........................         77,180      3,772,173
BankBoston Corp. ......................        106,800      3,931,575
Exel Limited, Class A (Bermuda) .......         89,176      6,816,391
Gallagher (Arthur J.) & Co. ...........        187,300      7,936,838
IPC Holdings, Ltd. (Bermuda) ..........        160,000      3,720,000
J.P. Morgan & Co., Inc. ...............         38,000      3,581,500
Lincoln National Corp. ................         98,500      7,473,688
Mercantile Bancorporation, Inc. .......         70,526      3,222,157
National City Corp. ...................         96,700      6,219,019
PNC Bank Corp. ........................         87,300      4,365,000
Safeco Corp. ..........................        150,000      6,496,875
Scor, SA (France) .....................         50,500      2,895,321
St. Paul Cos., Inc. ...................        190,700      6,316,938
Westpac Banking Corp., Ltd. (Australia)        611,015      3,699,388
                                                           ----------
                                                           70,446,863
                                                           ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN EQUITY INCOME FUND                                 SHARES        VALUE
-----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 HEALTH TECHNOLOGY 3.4%
 Glaxo Wellcome, Plc., Sponsored ADR (United Kingdom)        100,200    $ 6,237,450
 Pharmacia & Upjohn, Inc. ...........................        212,000     11,222,750
                                                                        -----------
                                                                         17,460,200
                                                                        -----------
 INDUSTRIAL SERVICES .8%
 Browning-Ferris Industries, Inc. ...................        111,100      3,937,106
                                                                        -----------
 NON-ENERGY MINERALS 3.9%
 British Steel, PLC., Sponsored ADR (United Kingdom)         154,500      2,703,750
 Carpenter Technology Corp. .........................        131,000      4,593,188
 De Beers Consolidated Mines, AG, Sponsored ADR
   (South Africa) ...................................        292,000      4,197,500
 Georgia-Pacific Corp. (Timber Group) ...............        133,100      2,953,156
 Weyerhaeuser Co. ...................................        120,000      5,617,500
                                                                         ----------
                                                                         20,065,094
                                                                         ----------
 PROCESS INDUSTRIES 5.9%
 Dow Chemical Co. ...................................         70,000      6,553,750
 Imperial Chemical Industries, Plc., Sponsored ADR
   (United Kingdom) .................................        186,700      6,767,875
 Pall Corp. .........................................        319,000      8,054,750
 Potlatch Corp. .....................................         78,000      2,847,000
 Union Camp Corp. ...................................        135,000      5,805,000
                                                                         ----------
                                                                         30,028,375
                                                                         ----------
 PRODUCER MANUFACTURING 1.9%
 Cooper Industries, Inc. ............................         86,700      3,825,638
 Federal Signal Corp. ...............................        237,000      5,702,813
                                                                         ----------
                                                                          9,528,451
                                                                         ----------
 REAL ESTATE INVESTMENT TRUSTS 7.1%
 Arden Realty, Inc. .................................        305,000      6,595,625
 Equity Residential Properties Trust ................        161,300      6,774,600
 FelCor Lodging Trust, Inc. .........................        253,900      5,982,519
 Highwoods Properties, Inc. .........................        236,600      6,610,013
 MeriStar Hospitality Corp. .........................        150,000      2,775,000
 Simon Property Group, Inc. .........................        241,400      7,226,913
                                                                         ----------
                                                                         35,964,670
                                                                         ----------
 RETAIL TRADE 2.3%
 Penney (J.C.) Co., Inc. ............................        250,000     11,875,000
                                                                         ----------
 TELECOMMUNICATIONS 6.4%
 Bell Atlantic Corp. ................................        267,120     14,190,750
 GTE Corp. ..........................................        131,500      7,717,406
 SBC Communications, Inc. ...........................         36,541      1,692,325
 U S West, Inc. .....................................        155,800      8,939,025
                                                                         ----------
                                                                         32,539,506
                                                                         ----------
 UTILITIES 13.6%
 CINergy Corp. ......................................        186,000      6,417,000
 Consolidated Natural Gas Co. .......................         95,300      5,033,030

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN EQUITY INCOME FUND                                   SHARES          VALUE
--------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.
   UTILITIES (CONT.)
   Dominion Resources, Inc. ............................        187,700   $  8,669,393
   Entergy Corp. .......................................        136,000      3,910,000
   National Fuel Gas Co. ...............................        124,600      5,887,350
   New Century Energies, Inc. ..........................        135,000      6,522,187
   Northern States Power Co. ...........................        280,000      7,560,000
   OGE Energy Corp. ....................................        190,000      5,046,875
   Pacific Gas & Electric Co. ..........................        153,100      4,659,980
   PacifiCorp ..........................................        320,000      6,100,000
   Sempra Energy .......................................        358,609      9,323,833
                                                                          ------------
                                                                            69,129,648
                                                                          ------------
   TOTAL COMMON STOCKS (COST $370,560,660) .............                   439,021,009
                                                                          ------------
   PREFERRED STOCKS 6.3%
   FINANCE 1.9%
   Glenborough Realty Trust, 7.75% cvt. pfd., Series A .        324,200      6,220,587
   National Australia Bank, 7.875% cvt. pfd. (Australia)        127,600      3,373,425
                                                                          ------------
                                                                             9,594,012
                                                                          ------------
   TRANSPORTATION 1.4%
   Union Pacific Capital Trust, 6.25% cvt. pfd., 144A ..        158,300      7,360,950
                                                                          ------------
   Retail Trade .8%
   Kmart Financing, 7.75% cvt. pfd .....................         75,000      4,157,812
                                                                          ------------
   UTILITIES 2.2%
(c)CMS Energy Trust I, 7.75% cvt. pfd ..................         80,000      4,325,000
   Texas Utilities Co., 9.25% cvt. pfd .................        117,100      6,601,512
                                                                          ------------
                                                                            10,926,512
                                                                          ------------
   TOTAL PREFERRED STOCKS (COST $33,030,122) ...........                    32,039,286
                                                                          ------------
   TOTAL LONG TERM INVESTMENTS (COST $403,590,782) .....                   471,060,295
                                                                          ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN EQUITY INCOME FUND                                                                       AMOUNT               VALUE
----------------------------------------------------------------------------------------------------------------------------------

 (b)REPURCHASE AGREEMENT 7.7%

 Joint Repurchase Agreement, 5.35%, 11/02/98 (Maturity Value $39,382,924) (COST $39,365,375)     $39,365,375          $39,365,375
  Barclays Capital Group, Inc. (Maturity Value $4,047,937)
  Chase Securities, Inc. (Maturity Value $4,047,937)
  CIBC Wood Gundy Securities Corp. (Maturity Value $4,047,937)
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $4,047,937)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $4,047,937)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $2,951,491)
  Greenwich Capital Markets, Inc. (Maturity Value $4,047,937)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $4,047,937)
  Paribas Corp. (Maturity Value $4,047,937)
  SBC Warburg Dillon Read, Inc. (Maturity Value $4,047,937)
   Collateralized by U.S. Treasury Bills and Notes
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $442,956,157) 100.2%                                                                         510,425,670
                                                                                                                     ------------
 OTHER ASSETS, LESS LIABILITIES (.2%)                                                                                  (1,119,545)
                                                                                                                     ------------
 NET ASSETS 100.0%                                                                                                   $509,306,125
                                                                                                                     ============


(b)See Note 1(c) regarding joint repurchase agreement.

(c)See Note 8 regarding restricted securities.

                       See notes to financial statements.                    107

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                                                                                        CLASS I
                                                 -------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $      8.41      $      8.65      $      8.31      $      8.06      $      9.33
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .62              .60              .61              .67             1.30
 Net realized and unrealized gains (losses) .           (.17)            (.22)             .33              .29            (1.81)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............            .45              .38              .94              .96             (.51)
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.57)            (.61)            (.60)            (.64)            (.08)
 In excess of net investment income .........           (.04)            (.01)              --               --               --
 Tax return of capital ......................             --               --               --             (.07)            (.60)
 Net realized gains .........................             --               --               --               --             (.08)
                                                 -------------------------------------------------------------------------------
Total distributions .........................           (.61)            (.62)            (.60)            (.71)            (.76)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $      8.25      $      8.41      $      8.65      $      8.31      $      8.06
                                                 ===============================================================================

Total return* ...............................           5.57%            4.31%           11.80%           12.65%           (5.72%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   110,876      $   118,348      $   137,626      $   164,970      $   187,204
Ratios to average net assets:
 Expenses ...................................            .96%             .90%             .85%             .96%             .89%
 Net investment income ......................           7.49%            6.97%            7.68%            8.29%            8.54%
Portfolio turnover rate .....................          49.93%          193.30%          139.71%          103.49%           80.69%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                            CLASS II
                                                 ----------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------
                                                    1998(1)         1997           1996             1995***
                                                 ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $    8.41      $    8.65      $    8.31        $    8.03
                                                 ----------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .58            .55            .56              .31
 Net realized and unrealized gains (losses) .         (.17)          (.22)           .33              .30
                                                 ----------------------------------------------------------
Total from investment operations ............          .41            .33            .89              .61
                                                 ----------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.52)          (.56)          (.55)            (.30)
 In excess of net investment income .........         (.04)          (.01)            --               --
 Tax return of capital ......................           --             --             --             (.03)
                                                 ----------------------------------------------------------
Total distributions .........................         (.56)          (.57)          (.55)            (.33)
                                                 ----------------------------------------------------------
Net asset value, end of year ................    $    8.26      $    8.41      $    8.65        $    8.31
                                                 ==========================================================
Total return* ...............................         5.12%          3.74%         11.19%            7.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   5,710      $   4,473      $   3,700        $   1,193
Ratios to average net assets:
 Expenses ...................................         1.49%          1.46%          1.40%            1.54%**
 Net investment income ......................         6.96%          6.43%          7.17%            7.41%**
Portfolio turnover rate .....................        49.93%        193.30%        139.71%          103.49%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized.

***For the period May 1, 1995 (effective date) to October 31, 1995.
(1)Based on average weighted shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)



FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                       ADVISOR CLASS
                                                 ------------------------
                                                   YEAR ENDED OCTOBER 31,
                                                 ------------------------
                                                   1998(1)     1997***
                                                 ------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  8.41      $  8.71
                                                 ------------------------
Income from investment operations:
 Net investment income ......................        .63          .49
 Net realized and unrealized losses .........       (.16)        (.28)
                                                 ------------------------
Total from investment operations ............        .47          .21
                                                 ------------------------
Less distributions from:
 Net investment income ......................       (.58)        (.49)
 In excess of net investment income .........       (.04)        (.02)
                                                 ------------------------
Total distributions .........................       (.62)        (.51)
                                                 ------------------------
Net asset value, end of year ................    $  8.26      $  8.41
                                                 ========================
Total return* ...............................       5.81%        2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   829      $   741
Ratios to average net assets:
 Expenses ...................................        .85%         .82%**
 Net investment income ......................       7.62%        7.08%**
Portfolio turnover rate .....................      49.93%      193.30%

*Total return is not annualized.

**Annualized.

***For the period January 2, 1997 (effective date) to October 31, 1997.
(1)Based on average weighted shares outstanding.

110                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1998

                                                          PRINCIPAL
 Franklin Global Government Income Fund                    AMOUNT*          VALUE
-----------------------------------------------------------------------------------
BONDS - CORPORATE (COST $1,250,000)

 TURKEY .8%
 Cellco Finance NV, 144A, 15.00%, 8/01/05              $ 1,250,000      $   996,875
                                                                        -----------
 BONDS - GOVERNMENT & GOVERNMENT AGENCIES 91.6%
 ARGENTINA 6.2%
 Republic of Argentina
    10.95%, 11/01/99                                     3,215,000        3,215,000
    8.75%, 5/09/02                                       3,100,000        2,756,675
    8.375%, 12/20/03                                       260,000          234,975
    11.00%, 10/09/06                                       250,000          248,750
    11.375%, 1/30/17                                       325,000          315,250
    9.75%, 9/19/27                                         600,000          520,875
                                                                        -----------
                                                                          7,291,525
                                                                        -----------
 AUSTRALIA 4.2%
 Government of Australia, 7.50%, 7/15/05                 6,855,000 AUD    4,923,228
                                                                        -----------
 BRAZIL 5.1%
 Brazil C-Bond, 8.00%, 4/15/14                           3,144,243        1,968,238
 Government of Brazil
    FRN, 6.188%, 4/15/09                                 3,950,000        2,170,031
    Series L, FRN, 6.188%, 4/15/12                       1,250,000          663,288
    10.125%, 5/15/27                                     1,700,000        1,178,100
                                                                        -----------
                                                                          5,979,657
                                                                        -----------
 BULGARIA .9%
 Republic of Bulgaria
    FRN, 6.688%, 7/28/11                                 1,460,000          980,025
    REGD, 6.688%, 7/28/11                                  120,000           80,550
                                                                        -----------
                                                                          1,060,575
                                                                        -----------
 CANADA 7.8%
 Government of Canada
    10.50%, 7/01/00                                      4,675,000 CAD    3,298,353
    10.50%, 3/01/01                                      5,000,000 CAD    3,635,262
    10.00%, 5/01/02                                      3,005,00 CAD     2,260,743
                                                                        -----------
                                                                          9,194,358
                                                                        -----------
 DENMARK 2.1%
 Kingdom of Denmark
    9.00%, 11/15/00                                      3,385,000 DKK      588,280
    8.00%, 5/15/03                                      10,065,000 DKK    1,841,437
                                                                        -----------
                                                                          2,429,717
                                                                        -----------
 GERMANY 11.1%
 Federal Republic of Germany
    7.75%, 2/21/00                                       6,000,000 DEM    3,820,553
    6.00%, 1/05/06                                       5,700,000 DEM    3,847,724
    6.00%, 1/04/07                                       7,980,000 DEM    5,408,495
                                                                        -----------
                                                                         13,076,772
                                                                        -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (cont.)

                                                            PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                      AMOUNT*          VALUE
-------------------------------------------------------------------------------------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
 ITALY 9.6%
 Buoni Poliennali Del Tesoro
    12.00%, 1/17/99                                    1,925,000,000 ITL  $ 1,186,781
    10.50%, 7/15/00                                    4,000,000,000 ITL    2,709,721
    10.50%, 4/01/05                                    5,350,000,000 ITL    4,397,891
    10.50%, 4/28/14                                        1,200,000 GBP    2,927,338
                                                                          -----------
                                                                           11,221,731
                                                                          -----------
 MEXICO 4.4%
 United Mexican States
    9.75%, 2/06/01                                         1,950,000        2,013,375
    9.875%, 1/15/07                                        1,375,000        1,306,250
    11.375%, 9/15/16                                       1,115,000        1,110,819
    Series A, with warrants, 6.25%, 12/31/19               1,000,000          754,375
                                                                          -----------
                                                                            5,184,819
                                                                          -----------
 NEW ZEALAND 1.8%
 Government of New Zealand, 6.50%, 2/15/00                 3,995,000 NZD    2,150,033
                                                                          -----------
 PANAMA .5%
 Republic of Panama, 8.875%, 9/30/27                         650,000          599,625
                                                                          -----------
 PERU .5%
 Republic of Peru, FRN, 4.00%, 3/07/17                       910,000          523,250
                                                                          -----------
 SPAIN 6.6%
 Bonos Y Oblig Del Estado, 8.80%, 4/30/06                321,600,000 ESP    2,922,134
 Government of Spain, 12.25%, 3/25/00                    609,440,000 ESP    4,820,415
                                                                          -----------
                                                                            7,742,549
                                                                          -----------
 SWEDEN 2.9%
 Kingdom of Sweden, 10.25%, 5/05/03                       21,500,000 SEK    3,425,856
                                                                          -----------
 TURKEY 1.7%
 Republic of Turkey
    144A, 10.00%, 9/19/07                                    170,000          146,838
    Reg S, 9.875%, 2/23/05                                 1,040,000          865,800
    Reg S, 10.00%, 9/19/07                                 1,010,000          872,388
                                                                          -----------
                                                                            1,885,026
                                                                          -----------
 UNITED KINGDOM 4.7%
 United Kingdom
    8.00%, 12/07/00                                        1,950,000 GBP    3,435,049
    cvt. stk., 9.50%, 4/18/05                              1,000,000 GBP    2,069,197
                                                                          -----------
                                                                            5,504,246
                                                                          -----------
 UNITED STATES 18.8%
 Fannie Mae, 6.00%, 5/15/08                                3,390,000        3,594,346
 U.S. Treasury Bond, 6.375%, 8/15/02                       1,330,000        1,421,023
 U.S. Treasury Notes:
    6.625%, 4/30/02                                        4,335,000        4,645,226
    7.25%, 8/15/04                                         5,214,000        5,940,706

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                   PRINCIPAL
   FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                           AMOUNT*          VALUE


  BONDS - GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
   UNITED STATES (CONT.)
   U.S. Treasury Notes (cont.)
      6.125%, 8/15/07 ...............................................    $   3,466,000      $   3,823,435
      6.125%, 11/15/27 ..............................................        2,386,000          2,684,252
                                                                                            -------------
                                                                                               22,108,988
                                                                                            -------------
   VENEZUELA 2.7%
   Republic of Venezuela
      144A, 9.125%, 6/18/07 .........................................        1,220,000            820,450
      9.25%, 9/15/27 ................................................        3,895,000          2,395,425
                                                                                            -------------
                                                                                                3,215,875
                                                                                            -------------
   TOTAL BONDS - GOVERNMENT & GOVERNMENT AGENCIES (COST $112,595,936)                         107,517,830
                                                                                            -------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $113,845,936)                         108,514,705
                                                                                            -------------
(a)REPURCHASE AGREEMENTS 5.1%
   Deutsche Bank AG, 5.40%,11/02/98 (Maturity Value $3,433,544)
   Collateralized by U.S. Treasury Notes and Bonds ..................        3,432,000          3,432,000
   Warburg Dillon Read, 5.37%,11/02/98 (Maturity Value $2,511,123)
    Collateralized by U.S. Treasury Notes and Bonds .................        2,510,000          2,510,000
                                                                                            -------------
  TOTAL REPURCHASE AGREEMENTS (COST $5,942,000) .....................                           5,942,000
  TOTAL INVESTMENTS (COST $119,787,936) 97.5% .......................                         114,456,705
                                                                                            -------------
   NET EQUITY IN FORWARD CONTRACTS ..................................                              (5,747)
   OTHER ASSETS, LESS LIABILITIES 2.5% ..............................                           2,964,734
                                                                                            -------------
   TOTAL NET ASSETS 100.0% ..........................................                       $ 117,415,692
                                                                                            =============


 CURRENCY ABBREVIATIONS:

 AUD - Australian Dollar
 CAD - Canadian Dollar
 DEM - German Mark
 DKK - Danish Krone
 ESP - Spanish Peseta
 GBP - British Pound
 ITL - Italian Lira
 NZD - New Zealand Dollar
 SEK - Swedish Krone

 PORTFOLIO ABBREVIATIONS:
 FRN - Floating Rate Notes

*Securities traded in U.S. dollars unless otherwise indicated.

(a)At October 31, 1998, all repurchase agreements held by the Fund had been entered into on October 30, 1998.

                       See notes to financial statements.                    113

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                            CLASS I
                                                        ------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------------
                                                          1998             1997            1996         1995           1994
                                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $   10.29      $   10.28      $    10.35      $  10.03      $   10.80
                                                        ------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .54            .57             .58           .56            .49
 Net realized and unrealized gains (losses) ........          .19            .02            (.08)          .31           (.70)
                                                        ------------------------------------------------------------------------
Total from investment operations ...................          .73            .59             .50           .87           (.21)
                                                        ------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.56)          (.58)           (.57)         (.55)          (.47)
 Net realized gains ................................           --             --              --            --           (.09)
                                                        ------------------------------------------------------------------------
Total distributions ................................         (.56)          (.58)           (.57)         (.55)          (.56)
                                                        ------------------------------------------------------------------------
Net asset value, end of year .......................    $   10.46      $   10.29      $    10.28      $  10.35      $   10.03
                                                        ========================================================================

Total return* ......................................         7.38%          5.88%           4.97%         8.90%         (1.99%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 224,132      $ 192,051      $  196,042      $208,057      $ 225,352
Ratios to average net assets:
 Expenses ..........................................          .78%           .78%            .74%          .73%           .65%
 Expenses excluding waiver and payments by affiliate           --             --              --            --            .68%
 Net investment income .............................         5.24%          5.51%           5.64%         5.42%          4.75%
Portfolio turnover rate ............................        37.70%         40.56%           72.62%        56.34%         99.09%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                       ADVISOR CLASS
                                                 -------------------------
                                                    YEAR ENDED OCTOBER 31,
                                                 -------------------------
                                                     1998          1997***
                                                 -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   10.30      $   10.24
                                                 -------------------------
Income from investment operations:
 Net investment income ......................          .57            .47
 Net realized and unrealized gains ..........          .16            .07
                                                 -------------------------
Total from investment operations ............          .73            .54
                                                 -------------------------
Less distributions from net investment income         (.58)          (.48)
                                                 -------------------------
Net asset value, end of year ................    $   10.45      $   10.30
                                                 =========================

Total return* ...............................         7.38%          5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   3,644      $     385
Ratios to average net assets:
 Expenses ...................................          .69%           .70%**
 Net investment income ......................         5.28%          5.35%**
Portfolio turnover rate .....................        37.70%         40.56%

*Total return is not annualized.

**Annualized.

***For the period January 2, 1997 (effective date) to October 31, 1997.

                       See notes to financial statements.                    115

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

                                                                                 PRINCIPAL
  FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND     AMOUNT           VALUE
  ----------------------------------------------------------------------------------------
   U.S. GOVERNMENT SECURITIES 98.1%
   U.S. Treasury Notes, 5.50%, 1/31/03                         $23,000,000    $ 23,999,074
   U.S. Treasury Notes, 5.875%, 9/30/02                         34,000,000      35,806,284
   U.S. Treasury Notes, 7.50%, 11/15/01                         25,000,000      27,203,150
   U.S. Treasury Notes, 5.625%, 2/28/01                         25,000,000      25,718,775
   U.S. Treasury Notes, 5.875%, 6/30/00                         36,000,000      36,888,768
   U.S. Treasury Notes, 5.75%, 9/30/99                          20,000,000      20,237,520
   U.S. Treasury Notes, 6.00%, 8/15/99                          26,000,000      26,309,660
   U.S. Treasury Notes, 6.375%, 5/15/99                         20,000,000      20,200,020
   U.S. Treasury Notes, 6.50%, 4/30/99                           7,000,000       7,072,191
                                                                              ------------
   TOTAL U.S. GOVERNMENT SECURITIES (COST $217,518,738)                        223,435,442
                                                                              ------------


   REPURCHASE AGREEMENT 2.0%
(b)Joint Repurchase Agreement, 5.35%, 11/02/98
    (Maturity Value $4,464,925) (COST $4,462,936)                4,462,936       4,462,936
    Barclays Capital Group, Inc. (Maturity Value $458,923)
    Chase Securities, Inc. (Maturity Value $458,923)
    CIBC Wood Gundy Securities Corp. (Maturity Value
     $458,923)
    Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
     (Maturity Value $458,923)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity
      Value $458,923)
    Dresdner Kleinwort Benson, North America, L.L.C.
     (Maturity Value $334,617)
    Greenwich Capital Markets, Inc. (Maturity Value
     $458,923)
    NationsBanc Montgomery Securities, L.L.C.
     (Maturity Value $458,923)
    Paribas Corp. (Maturity Value $458,923)
    SBC Warburg Dillon Read, Inc. (Maturity Value $458,924)
     Collateralized by U.S. Treasury Bills and Notes
                                                                              ------------
  TOTAL INVESTMENTS  (COST $221,981,674) 100.1%                               227,898,378
                                                                              ------------
   OTHER ASSETS, LESS LIABILITIES (.1%)                                          (122,120)
                                                                              ------------
   NET ASSETS 100.0%                                                          $227,776,258
                                                                              ============

(b)See Note 1(c) regarding joint repurchase agreement.

116                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

                                                  FRANKLIN         ADJUSTABLE
                                               ADJUSTABLE RATE   U.S. GOVERNMENT     FRANKLIN
                                               SECURITIES FUND   SECURITIES FUND     BOND FUND
                                               -------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................    $  28,862,032     $ 321,282,773     $  34,084,825
                                               =================================================
  Value ...................................       28,943,162       299,455,245        34,384,313
 Repurchase agreements, at value and cost .             --                --           3,118,399
 Receivables:
  Investment securities sold ..............           11,566           260,317              --
  Capital shares sold .....................           47,035           855,821            76,570
  Dividends and interest ..................             --                --             364,059
 Offering Costs ...........................             --                --              59,404
                                               -------------------------------------------------
  Total assets ............................       29,001,763       300,571,383        38,002,745
                                               -------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........             --                --           2,035,372
  Capital shares redeemed .................           35,975         1,244,598            23,835
  Affiliates ..............................           21,730           248,807              --
  Shareholders ............................            8,021           765,440              --
  Variation margin (Note 1) ...............             --                --              47,626
 Distributions to shareholders ............           32,860              --                --
 Other liabilities ........................           10,797            14,947            75,326
                                               -------------------------------------------------
  Total liabilities .......................          109,383         2,273,792         2,182,159
                                               -------------------------------------------------
Net assets, at value ......................    $  28,892,380     $ 298,297,591     $  35,820,586
                                               =================================================
Net assets consist of:
 Undistributed net investment income ......    $        --       $     687,275     $     172,883
 Net unrealized appreciation (depreciation)           81,130       (21,827,528)          305,917
 Accumulated net realized gain (loss) .....         (933,420)      (85,478,611)          175,522
 Capital shares ...........................       29,744,670       404,916,455        35,166,264
                                               -------------------------------------------------
Net assets, at value ......................    $  28,892,380     $ 298,297,591     $  35,820,586
                                               =================================================


                       See notes to financial statements.                    117

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1998

                                                             FRANKLIN         ADJUSTABLE
                                                          ADJUSTABLE RATE   U.S. GOVERNMENT     FRANKLIN
                                                          SECURITIES FUND   SECURITIES FUND     BOND FUND
                                                          -------------------------------------------------
CLASS I:
 Net assets, at value ................................    $   28,892,380    $  298,297,591    $   4,232,473
                                                          =================================================
 Shares outstanding ..................................         2,903,576        31,854,776          408,284
                                                          =================================================
 Net asset value per share* ..........................    $         9.95    $         9.36    $       10.37
                                                          =================================================
 Maximum offering price per share (net asset value per
  share / 97.75%, 97.75%, 95.75%, respectively) ......    $        10.18    $         9.58    $       10.83
                                                          =================================================
ADVISOR CLASS:
 Net assets, at value ................................              --                --      $  31,588,113
                                                          =================================================
 Shares outstanding ..................................              --                --          3,043,142
                                                          =================================================
 Net asset value and maximum offering price per share               --                --      $       10.38
                                                          =================================================


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


118                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1998


                                                                                                FRANKLIN          FRANKLIN
                                                              FRANKLIN         FRANKLIN          GLOBAL       SHORT-INTERMEDIATE
                                                             CONVERTIBLE        EQUITY         GOVERNMENT       U.S. GOVERNMENT
                                                           SECURITIES FUND    INCOME FUND      INCOME FUND      SECURITIES FUND
                                                           ---------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................    $ 197,483,936     $ 403,590,782    $ 113,845,936     $ 217,518,738
                                                           =====================================================================
  Value ...............................................      182,079,542       471,060,295      108,514,705       223,435,442
 Repurchase agreements, at value and cost .............       27,983,365        39,365,375        5,942,000         4,462,936
 Cash .................................................             --                --                568              --
 Receivables:
  Investment securities sold ..........................        3,444,232         1,502,022             --                --
  Capital shares sold .................................          436,737         1,123,518          373,179           740,023
  Dividends and interest ..............................        1,746,185         1,198,306        3,234,929         3,564,475
 Unrealized gain on forward exchange contracts (Note 6)             --                --            121,093              --
                                                           ---------------------------------------------------------------------
  Total assets ........................................      215,690,061       514,249,516      118,186,474       232,202,876
                                                           ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................        2,137,603         3,119,582             --                --
  Capital shares redeemed .............................          828,524           620,231          234,271         3,677,328
  Affiliates ..........................................          353,737           729,888          112,862           172,778
  Shareholders ........................................          245,821           431,698          235,554           188,624
 Distributions to shareholders ........................             --                --                229           373,190
 Unrealized loss on forward exchange contracts (Note 6)             --                --            126,840
 Other liabilities ....................................           22,598            41,992           61,026            14,698
                                                           ---------------------------------------------------------------------
Total liabilities .....................................        3,588,283         4,943,391          770,782         4,426,618
                                                           ---------------------------------------------------------------------
Net assets, at value ..................................    $ 212,101,778     $ 509,306,125    $ 117,415,692     $ 227,776,258
                                                           =====================================================================
Net assets consist of:
 Undistributed net investment income ..................    $     916,488     $     581,251    $        --       $      11,371
 Accumulated distributions in excess
  of net investment income ............................             --                --           (792,503)             --
 Net unrealized appreciation (depreciation) ...........      (15,404,394)       67,469,513       (5,305,107)        5,916,704
 Accumulated net realized gain (loss) .................       (8,652,572)       27,863,957       (1,961,405)       (5,654,073)
 Capital shares .......................................      235,242,256       413,391,404      125,474,707       227,502,256
                                                           ---------------------------------------------------------------------
  Net assets, at value ................................    $ 212,101,778     $ 509,306,125    $ 117,415,692     $ 227,776,258
                                                           =====================================================================


                       See notes to financial statements                     119

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1998


                                                                                               FRANKLIN          FRANKLIN
                                                                 FRANKLIN       FRANKLIN         GLOBAL     SHORT-INTERMEDIATE
                                                               CONVERTIBLE       EQUITY        GOVERNMENT     U.S. GOVERNMENT
                                                             SECURITIES FUND   INCOME FUND     INCOME FUND    SECURITIES FUND
                                                             -----------------------------------------------------------------
CLASS I:
 Net assets, at value ....................................    $170,568,669    $428,228,078    $110,875,979    $224,132,419
                                                              ============================================================
 Shares outstanding ......................................      14,519,796      21,485,042      13,436,494      21,430,138
                                                              ============================================================
 Net asset value per share* ..............................    $      11.75    $      19.93    $       8.25    $      10.46
                                                              ============================================================
 Maximum offering price per share (net asset value
 per share / 94.25%, 94.25%, 95.75%, 97.75%, respectively)    $      12.47    $      21.15    $       8.62    $      10.70
                                                              ============================================================
CLASS II:
 Net assets, at value ....................................    $ 41,533,109    $ 81,078,047    $  5,710,248            --
                                                              ============================================================
 Shares outstanding ......................................       3,549,740       4,078,328         691,521            --
                                                              ============================================================
 Net asset value per share* ..............................    $      11.70    $      19.88    $       8.26            --
                                                              ============================================================
 Maximum offering price per share (net asset value
 per share / 99%) ........................................    $      11.82    $      20.08    $       8.34            --
                                                              ============================================================
ADVISOR CLASS:
 Net assets, at value ....................................            --              --      $    829,465    $  3,643,839
                                                              ============================================================
 Shares outstanding ......................................            --              --           100,477         348,555
                                                              ============================================================
 Net asset value and maximum offering price per share ....            --              --      $       8.26    $      10.45
                                                              ============================================================


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



120                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                 FRANKLIN      FRANKLIN ADJUSTABLE
                                                              ADJUSTABLE RATE     U.S. GOVERNMENT    FRANKLIN
                                                              SECURITIES FUND     SECURITIES FUND    BOND FUND+
                                                              -------------------------------------------------
Investment income:
 Dividends ...............................................      $  1,373,011       $ 18,453,876     $      --
 Interest ................................................              --                 --           334,080
                                                              -------------------------------------------------
Total investment income ..................................         1,373,011         18,453,876         334,080
                                                              -------------------------------------------------
Expenses:
 Management fees (Note 3) ................................              --                 --            24,877
 Administrative fees (Note 3) ............................            23,128            313,856          11,707
 Distribution fees Class I (Note 3) ......................            58,759            809,874           2,075
 Transfer agent fees (Note 3) ............................            22,304            313,982             182
 Custodian fees ..........................................                97               --                45
 Reports to shareholders .................................             4,110             83,140             567
 Registration and filing fees ............................            23,979             19,025            --
 Professional fees .......................................               827              8,840           2,266
 Trustees' fees and expenses .............................             1,657             23,657           1,100
 Amortization of offering costs (Note 1) .................              --                 --            19,801
 Other ...................................................               233              6,182             500
                                                              -------------------------------------------------
Total expenses ...........................................           135,094          1,578,556          63,120
Expenses waived/paid by affiliate (Note 3) ...............              --                 --           (46,412)
                                                              -------------------------------------------------
 Net expenses ............................................           135,094          1,578,556          16,708
                                                              -------------------------------------------------
Net investment income ....................................         1,237,917         16,875,320         317,372
                                                              -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................            (2,319)        (2,511,193)         45,853
  Financial futures contracts ............................              --                 --           129,669
                                                              -------------------------------------------------
Net realized gain (loss) .................................            (2,319)        (2,511,193)        175,522
 Net unrealized appreciation (depreciation) on investments           (45,501)        (1,201,807)        305,917
                                                              -------------------------------------------------
Net realized and unrealized gain (loss) ..................           (47,820)        (3,713,000)        481,439
                                                              -------------------------------------------------
Net increase in net assets resulting from operations .....      $  1,190,097       $ 13,162,320     $   798,811
                                                              =================================================


+ For the period August 3, 1998 (effective date) to October 31, 1998.


                       See notes to financial statements.                    121

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED OCTOBER 31, 1998


                                                                                      FRANKLIN          FRANKLIN
                                                      FRANKLIN        FRANKLIN         GLOBAL      SHORT-INTERMEDIATE
                                                     CONVERTIBLE       EQUITY        GOVERNMENT      U.S. GOVERNMENT
                                                   SECURITIES FUND   INCOME FUND     INCOME FUND     SECURITIES FUND
                                                   ------------------------------------------------------------------
Investment income:*
 Dividends ....................................    $  5,318,127     $ 18,152,795     $      2,226     $      --
 Interest .....................................       8,817,126        1,793,468       10,086,769       11,919,283
                                                   ------------------------------------------------------------------
        Total investment income ...............      14,135,253       19,946,263       10,088,995       11,919,283
                                                   ------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .....................       1,377,487        2,419,689          722,502        1,118,373
 Distribution fees (Note 3)
  Class I .....................................         517,505        1,042,557          125,026          174,534
  Class II ....................................         453,456          684,791           34,970             --
 Transfer agent fees (Note 3) .................         303,885          589,860          142,000          139,669
 Custodian fees ...............................           6,262           16,569           33,000            2,538
 Reports to shareholders ......................          70,161          154,192           56,960           38,143
 Registration and filing fees .................          33,298           81,426           36,647           33,097
 Professional fees ............................          12,772           23,339            8,100           10,054
 Trustees' fees and expenses ..................          19,167           35,140            9,200           14,424
 Other ........................................           8,377            9,764            2,134            6,406
                                                   ------------------------------------------------------------------
        Total expense .........................       2,802,370        5,057,327        1,170,539        1,537,238
                                                   ------------------------------------------------------------------
          Net investment income ...............      11,332,883       14,888,936        8,918,456       10,382,045
                                                   ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................      (8,543,572)      27,867,847          598,149          546,710
  Foreign currency transactions ...............           5,033           (8,225)        (372,948)            --
                                                   ------------------------------------------------------------------
        Net realized gain (loss) ..............      (8,538,539)      27,859,622          225,201          546,710
 Net unrealized appreciation (depreciation) on:
  Investments .................................     (28,430,686)       1,597,287       (2,347,713)       3,385,195
  Translation of assets and liabilities
   denominated in foreign currencies ..........            --             (1,103)        (307,346)            --
                                                   ------------------------------------------------------------------
Net unrealized appreciation (depreciation) ....     (28,430,686)       1,596,184       (2,655,059)       3,385,195
                                                   ------------------------------------------------------------------
Net realized and unrealized gain (loss) .......     (36,969,225)      29,455,806       (2,429,858)       3,931,905
                                                   ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ..............................    $(25,636,342)    $ 44,344,742     $  6,488,598     $ 14,313,950
                                                   ==================================================================


* Net of foreign taxes of $149,292 for the Franklin Equity Income Fund.


122                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997


                                                                                  FRANKLIN ADJUSTABLE
                                                    FRANKLIN ADJUSTABLE             U.S. GOVERNMENT             FRANKLIN
                                                    RATE SECURITIES FUND            SECURITIES FUND             BOND FUND
                                                 ------------------------------------------------------------------------
                                                     1998          1997           1998            1997            1998+
                                                 ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income                         $ 1,237,917   $ 1,127,160   $ 16,875,320    $ 21,143,881    $    317,372
   Net realized gain (loss) from investments          (2,319)     (144,543)    (2,511,193)     (4,382,996)        175,522
   Net unrealized appreciation (depreciation)
    on investments                                   (45,501)      369,436     (1,201,807)      8,545,202         305,917
                                                 ------------------------------------------------------------------------
        Net increase in net assets
         resulting from operations                 1,190,097     1,352,053     13,162,320      25,306,087         798,811
 Distributions to shareholders from:
  Net investment income:
 Class I                                          (1,237,917)   (1,127,160)   (17,143,101)    (20,946,338)        (17,709)
 Advisor Class                                           --            --              --             --         (140,700)
                                                 ------------------------------------------------------------------------
 Total distributions to shareholders              (1,237,917)   (1,127,160)   (17,143,101)    (20,946,338)       (158,409)
 Capital share transactions: (Note 2)
  Class I                                          7,802,861     5,205,073    (32,712,089)    (66,447,672)      4,124,727
  Advisor Class                                          --            --              --             --       31,055,457
                                                 ------------------------------------------------------------------------
 Total capital share transactions                  7,802,861     5,205,073    (32,712,089)    (66,447,672)     35,180,184
                                                 ------------------------------------------------------------------------
        Net increase (decrease) in net assets      7,755,041     5,429,966    (36,692,870)    (62,087,923)     35,820,586
Net assets:
 Beginning of year                               $21,137,339   $15,707,373   $334,990,461    $397,078,384    $        --
                                                 ------------------------------------------------------------------------
 End of year                                     $28,892,380   $21,137,339   $298,297,591    $334,990,461    $ 35,820,586
                                                 ========================================================================
Undistributed net investment income
 included in net assets:
 End of year                                     $       --    $       --    $    687,275    $    955,056    $    172,883
                                                 ========================================================================


+ For the period August 3, 1998 (effective date) to October 31, 1998.


                       See notes to financial statements.                    123

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997


                                                                      FRANKLIN CONVERTIBLE                   FRANKLIN EQUITY
                                                                        SECURITIES FUND                        INCOME FUND
                                                               -------------------------------------------------------------------
                                                                     1998              1997              1998              1997
                                                               -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income ....................................    $  11,332,883     $   8,839,586     $  14,888,936     $  11,811,637
 Net realized gain (loss) from investments and
  foreign currency transactions ...........................       (8,538,539)       18,354,800        27,859,622        16,999,297
 Net unrealized appreciation (depreciation) on
  investments and translation of assets and
  liabilities denominated in foreign currencies ...........      (28,430,686)        9,072,653         1,596,184        41,583,856
                                                               -------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ........................      (25,636,342)       36,267,039        44,344,742        70,394,790
 Distributions to shareholders from:
  Net investment income:
   Class I ................................................       (9,877,888)       (7,148,153)      (13,224,776)      (10,821,047)
   Class II ...............................................       (1,820,566)         (764,202)       (1,678,440)         (874,988)
  Net realized gains:
   Class I ................................................      (15,493,732)       (9,004,822)      (15,051,100)       (5,098,255)
   Class II ...............................................       (2,734,235)         (857,185)       (1,938,931)         (396,739)
                                                               -------------------------------------------------------------------
 Total distributions to shareholders ......................      (29,926,421)      (17,774,362)      (31,893,247)      (17,191,029)
 Capital share transactions: (Note 2)
  Class I .................................................        3,266,565        65,369,154        64,638,393        57,149,819
  Class II ................................................       16,484,480        22,239,207        34,384,586        22,298,986
                                                               -------------------------------------------------------------------
 Total capital share transactions .........................       19,751,045        87,608,361        99,022,979        79,448,805
                                                               -------------------------------------------------------------------
        Net increase (decrease) in net assets .............      (35,811,718)      106,101,038       111,474,474       132,652,566
Net assets:
 Beginning of year ........................................    $ 247,913,496     $ 141,812,458     $ 397,831,651     $ 265,179,085
                                                               -------------------------------------------------------------------
 End of year ..............................................    $ 212,101,778     $ 247,913,496     $ 509,306,125     $ 397,831,651
                                                               ===================================================================
Undistributed net investment income included in net assets:
    End of year ...........................................    $     916,488     $   1,287,973     $     581,251     $     603,756
                                                               ===================================================================



124                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997


                                                          FRANKLIN GLOBAL GOVERNMENT        FRANKLIN SHORT-INTERMEDIATE
                                                                 INCOME FUND              U.S. GOVERNMENT SECURITIES FUND
                                                      -------------------------------------------------------------------
                                                            1998              1997              1998              1997
                                                      -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................    $   8,918,456     $   9,191,413     $  10,382,045     $  10,505,611
  Net realized gain (loss) from investments and
   foreign currency transactions .................          225,201               (76)          546,710            98,482
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies .       (2,655,059)       (3,329,899)        3,385,195           229,386
                                                      -------------------------------------------------------------------
        Net increase in net assets resulting
         from operations .........................        6,488,598         5,861,438        14,313,950        10,833,479
 Distributions to shareholders from:
  Net investment income:
   Class I .......................................       (7,742,300)       (9,096,985)      (10,749,725)      (10,697,486)
   Class II ......................................         (339,885)         (249,829)             --                --
   Advisor Class .................................          (51,592)          (39,987)         (118,627)          (12,468)
  In excess of net investment income:
   Class I .......................................         (578,601)         (178,945)             --                --
   Class II ......................................          (25,400)           (4,914)             --                --
   Advisor Class .................................           (3,856)             (787)             --                --
                                                      -------------------------------------------------------------------
 Total distributions to shareholders .............       (8,741,634)       (9,571,447)      (10,868,352)      (10,709,954)
 Capital share transactions: (Note 2)
   Class I .......................................       (5,329,387)      (15,684,110)       28,693,996        (4,111,244)
   Class II ......................................        1,335,288           869,332              --                --
   Advisor Class .................................           99,883           762,031         3,201,489           381,098
                                                      -------------------------------------------------------------------
 Total capital share transactions ................       (3,894,216)      (14,052,747)       31,895,485        (3,730,146)
                                                      -------------------------------------------------------------------
        Net increase (decrease) in net assets ....       (6,147,252)      (17,762,756)       35,341,083        (3,606,621)
Net assets:
 Beginning of year ...............................    $ 123,562,944     $ 141,325,700     $ 192,435,175     $ 196,041,796
                                                      -------------------------------------------------------------------
 End of year .....................................    $ 117,415,692     $ 123,562,944     $ 227,776,258     $ 192,435,175
                                                      ===================================================================
Undistributed net investment income (Accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of year ....................................    $    (792,503)    $    (184,646)    $      11,371     $     497,678
                                                      ===================================================================



                       See notes to financial statements.                    125

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series (the Funds). All Funds included in this report are diversified except Franklin Global Government Income Fund. The Funds and their investment objectives are:

     GLOBAL INCOME            GROWTH AND INCOME             INCOME
     -------------------------------------------------------------------------------------------------
     Global Government        Convertible Securities Fund   Adjustable Rate Securities Fund
      Income Fund             Equity Income Fund            Adjustable U.S. Government Securities Fund
                                                            Bond Fund
                                                            Short-Intermediate U.S. Government
                                                             Securities Fund

The Adjustable Rate Securities Fund and the Adjustable U.S. Government Securities Fund invest substantially all of their assets in the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolios), respectively. Both are registered under the Investment Company Act of 1940 as diversified, open-end investment companies having the same investment objectives as the Adjustable Rate Securities Fund and the Adjustable U.S. Government Securities Fund, respectively. The financial statements of the Portfolios, including the Statements of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Adjustable Rate Securities Fund and the Adjustable U.S. Government Securities Fund hold portfolio shares that are valued at their proportionate interest in the net asset values of the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio, respectively. At October 31, 1998, the Adjustable Rate Securities Fund owns 99% of the Adjustable Rate Securities Portfolio and the Adjustable U.S. Government Securities Fund owns 99% of the U.S. Government Adjustable Rate Mortgage Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest,

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. FOREIGN CURRENCY TRANSLATION: (CONT.)

and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Bond Fund, the Convertible Securities Fund, the Equity Income Fund and the Short-Intermediate U.S. Government Securities Fund may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1998, all outstanding repurchase agreements had been entered into on October 30, 1998.

d. FUTURES CONTRACT:

The Bond Fund may enter into financial futures contacts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin are made or received by the Fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

e. FORWARD EXCHANGE CONTRACT:

The Global Government Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. ACCOUNTING ESTIMATES:


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. OFFERING COSTS:

Offering costs are amortized on a straight-line basis over twelve months.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS I                                     CLASS I & CLASS II           CLASS I & ADVISOR CLASS  CLASS I, CLASS II, & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Adjustable Rate Securities Fund             Convertible Securities Fund  Bond Fund                Global Government Income Fund
Adjustable U.S. Government Securities Fund  Equity Income Fund           Short-Intermediate U.S.
                                                                          Government Securities Fund


FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

At October 31, 1998, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                                          ADJUSTABLE
                                         ADJUSTABLE RATE                U.S. GOVERNMENT
                                         SECURITIES FUND                SECURITIES FUND                 BOND FUND*
                                    --------------------------------------------------------------------------------------
                                       SHARES        AMOUNT          SHARES           AMOUNT      SHARES        AMOUNT
                                    --------------------------------------------------------------------------------------
CLASS I SHARES:
1998
 Shares sold .....................   2,428,247    $ 24,202,326      17,728,448    $ 167,216,987     428,859   $ 4,337,530
 Shares issued in reinvestment
  of distributions ...............      95,071         947,120       1,090,772       10,268,136         545         5,651
 Shares redeemed .................  (1,741,821)    (17,346,585)    (22,292,627)    (210,197,212)    (21,120)     (218,454)
                                    --------------------------------------------------------------------------------------
 Net increase (decrease) .........     781,497    $  7,802,861      (3,473,407)   $ (32,712,089)    408,284   $ 4,124,727
                                    ======================================================================================

1997
 Shares sold .....................   2,515,583    $  24,890,014     19,504,396    $ 183,679,079
 Shares issued in reinvestment
  of distributions ...............      91,780          910,284      1,309,703       12,299,705
 Shares redeemed .................  (2,076,570)     (20,595,225)   (27,867,699)    (262,426,456)
                                    ------------------------------------------------------------
 Net increase (decrease) .........     530,793    $   5,205,073     (7,053,600)   $ (66,447,672)
                                    ============================================================

ADVISOR CLASS:

1998
 Shares sold .....................                                                                3,061,438   $31,245,247
 Shares issued in reinvestment
  of distributions ...............                                                                   12,432       128,923
 Shares redeemed .................                                                                  (30,728)     (318,713)
                                                                                                  ------------------------
 Net increase ....................                                                                3,043,142   $31,055,457
                                                                                                  ========================


*For the period August 3, 1998 (effective date) to October 31, 1998.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                         CONVERTIBLE                         EQUITY                     GLOBAL GOVERNMENT
                                       SECURITIES FUND                     INCOME FUND                      INCOME FUND
                                 -----------------------------------------------------------------------------------------------
                                    SHARES            AMOUNT         SHARES            AMOUNT         SHARES            AMOUNT
                                 -----------------------------------------------------------------------------------------------
CLASS I SHARES:
1998
 Shares sold .................    4,772,514     $  64,822,630      9,015,338     $ 180,490,789      2,683,291     $  22,280,584
 Shares issued in reinvestment
  of distributions ...........    1,402,784        18,865,612      1,236,040        24,317,467        556,177         4,608,867
 Shares redeemed .............   (6,083,262)      (80,421,677)    (7,026,650)     (140,169,863)    (3,877,271)      (32,218,838)
                                 -----------------------------------------------------------------------------------------------
 Net increase (decrease) .....       92,036     $   3,266,565      3,224,728     $  64,638,393       (637,803)    $  (5,329,387)
                                 ===============================================================================================

1997
 Shares sold .................    7,074,889     $  98,888,262      6,936,844     $ 125,149,684      2,472,734     $  20,945,795
 Shares issued in reinvestment
  of distributions ...........      916,933        12,136,488        762,734        13,249,367        576,140         4,904,638
 Shares redeemed .............   (3,302,613)      (45,655,596)    (4,489,818)      (81,249,232)    (4,879,312)      (41,534,543)
                                 -----------------------------------------------------------------------------------------------
 Net increase (decrease) .....    4,689,209     $  65,369,154      3,209,760     $  57,149,819     (1,830,438)    $ (15,684,110)
                                 ===============================================================================================

CLASS II SHARES:
1998
 Shares sold .................    1,925,827     $  26,217,204      2,664,562     $  53,316,585        405,491     $   3,372,424
 Shares issued in reinvestment
  of distributions ...........      267,020         3,567,903        166,092         3,261,574         27,768           229,929
 Shares redeemed .............   (1,045,779)      (13,300,627)    (1,103,002)      (22,193,573)      (273,562)       (2,267,065)
                                 -----------------------------------------------------------------------------------------------
 Net increase ................    1,147,068     $  16,484,480      1,727,652     $  34,384,586        159,697     $   1,335,288
                                 ===============================================================================================

1997
 Shares sold .................    1,693,202     $  23,703,881      1,537,907     $  27,820,253        314,368     $   2,666,891
 Shares issued in reinvestment
  of distributions ...........       96,754         1,282,945         64,902         1,133,280         18,565           157,895
 Shares redeemed .............     (197,081)       (2,747,619)      (364,896)       (6,654,547)      (228,727)       (1,955,454)
                                 -----------------------------------------------------------------------------------------------
 Net increase ................    1,592,875     $  22,239,207      1,237,913     $  22,298,986        104,206     $     869,332
                                 ===============================================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                          GLOBAL GOVERNMENT
                                                             INCOME FUND
                                                        ---------------------
                                                         SHARES       AMOUNT
                                                        ---------------------
ADVISOR CLASS:
1998

 Shares sold ........................................    30,190    $ 249,021
 Shares issued in reinvestment
  of distributions ..................................     6,299       52,063
  Shares redeemed ...................................   (24,127)    (201,201)
                                                        ---------------------
 Net increase .......................................    12,362    $  99,883
                                                        =====================

1997+
 Shares sold ........................................   102,752    $ 885,499
 Shares issued in reinvestment
  of distributions ..................................     4,741       40,043
 Shares redeemed ....................................   (19,378)    (163,511)
                                                        ---------------------
 Net increase .......................................    88,115    $ 762,031
                                                        =====================

                                                          SHORT-INTERMEDIATE
                                                            U.S. GOVERNMENT
                                                            SECURITIES FUND
                                                     ----------------------------
                                                         SHARES          AMOUNT
                                                     ----------------------------
CLASS I SHARES:
1998
 Shares sold ....................................     21,448,883   $ 221,708,093
  Shares issued in reinvestment
  of distributions ..............................        627,776       6,477,086
 Shares redeemed ................................    (19,311,848)   (199,491,183)
                                                     ----------------------------
 Net increase ...................................      2,764,811   $  28,693,996
                                                     ============================

1997
 Shares sold ....................................      9,455,984   $  96,723,865
 Shares issued in reinvestment
  of distributions ..............................        610,793       6,250,094
 Shares redeemed ................................    (10,469,896)   (107,085,203)
                                                     ----------------------------
 Net decrease ...................................       (403,119)  $  (4,111,244)
                                                     ============================


+For the period January 2, 1997 (effective date) to October 31, 1997.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                         SHORT-INTERMEDIATE
                                                           U.S. GOVERNMENT
                                                           SECURITIES FUND
                                                       -----------------------
                                                         SHARES       AMOUNT
                                                       -----------------------
Advisor Class:
1998
 Shares sold ......................................     312,657   $ 3,216,468
 Shares issued in reinvestment
  of distributions ................................      10,199       105,389
 Shares redeemed ..................................     (11,650)     (120,368)
                                                       -----------------------
 Net increase .....................................     311,206   $ 3,201,489
                                                       =======================

1997+
 Shares sold ......................................      37,960   $   387,372
 Shares issued in reinvestment
  of distributions ................................         393         4,015
 Shares redeemed ..................................      (1,004)      (10,289)
                                                       -----------------------
 Net increase .....................................      37,349   $   381,098
                                                       =======================

+For the period January 2, 1997 (effective date) to October 31, 1997.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, Inc. (FTServices)                    Administrative manager
Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent
Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
Templeton Investment Counsel, Inc. (TICI)                         Investment manager
The Adjustable Rate Securities Portfolio                          The Fund in which the Adjustable Rate Securities Fund invests
The U.S. Government Adjustable Rate Mortgage Portfolio            The Fund in which the Adjustable U.S. Government Securities
                                                                   Fund invests

The Convertible Securities Fund, the Equity Income Fund, the Global Government Income Fund and the Short-Intermediate U.S. Government Securities Fund pay an investment management fee to Advisers based on the average net assets of the Funds, as follows:

   ANNUALIZED
    FEE RATE    MONTH END NET ASSETS
   ----------------------------------------------------------------
      .625%     First $100 million
      .500%     Over $100 million, up to and including $250 million
      .450%     Over $250 million

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Bond Fund pays an investment management fee to Advisers of .425% of the first $500 million of the Fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Bond Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Adjustable Rate Securities Fund and the Adjustable U.S. Government Securities Fund pay an administrative fee to Advisers based on the average net assets of the Funds, as follows:

   ANNUALIZED
    FEE RATE    AVERAGE DAILY NET ASSETS
   -------------------------------------------------------------
       .10%     First $5 billion
       .09%     Over $5 billion, up to and including $10 billion
       .08%     Over $10 billion

Under an agreement with Advisers, FT Services provides administrative services to the Convertible Securities Fund, the Equity Income Fund, the Global Government Income Fund and the Short-Intermediate U.S Government Securities Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Under a subadvisory agreement, TICl provides subadvisory services to the Global Government Income Fund and receives from Advisers fees based on the month end net assets of the Fund.

The Adjustable Rate Securities Fund, the Adjustable U.S. Government Securities Fund, and the Bond Fund reimburse Distributors up to .25% per year of their average daily net assets of Class I, the Short-Intermediate U.S. Government Securities Fund reimburses Distributors up to .10% per year of the average daily net assets of Class I, the Convertible Securities Fund and the Equity Income Fund reimburse Distributors up to .25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, the Global Government Income Fund reimburses Distributors up to .15% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                         ADJUSTABLE                                                GLOBAL     SHORT-INTERMEDIATE
                      ADJUSTABLE RATE  U.S. GOVERNMENT               CONVERTIBLE       EQUITY    GOVERNMENT    U.S. GOVERNMENT
                      SECURITIES FUND  SECURITIES FUND  BOND FUND  SECURITIES FUND  INCOME FUND  INCOME FUND   SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
Net commissions
 received (paid) ....   $  (17,543)      $  (38,816)    $  30,383    $ (180,101)    $ (350,550)   $  13,932       $ (64,891)

Contingent deferred
 sales charges ......   $    4,402       $      --      $     --     $   24,871     $   25,388    $   2,369       $     --

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES

At October 31, 1998, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                         ADJUSTABLE                       GLOBAL     SHORT-INTERMEDIATE
                     ADJUSTABLE RATE  U.S. GOVERNMENT    CONVERTIBLE    GOVERNMENT    U.S. GOVERNMENT
                     SECURITIES FUND  SECURITIES FUND  SECURITIES FUND  INCOME FUND   SECURITIES FUND
                     ----------------------------------------------------------------------------------
2000 .............   $     --          $  1,925,614      $       --     $       --      $       --
2001 .............         --             7,701,615              --             --              --
2002 .............     414,821           41,867,757              --             --        1,788,818
2003 .............     286,740           18,176,270              --       1,959,011       3,564,637
2004 .............      66,100            8,741,194              --             --          300,618
2005 .............      95,706            4,484,844              --             --              --
2006 .............      21,042            2,564,334        8,652,572            --              --
                     ==================================================================================
                     $ 884,409         $ 85,461,628      $ 8,652,572    $ 1,959,011     $ 5,654,073
                     ==================================================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At October 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                    ADJUSTABLE                                                     GLOBAL       SHORT-INTERMEDIATE
                 ADJUSTABLE RATE  U.S. GOVERNMENT                  CONVERTIBLE      EQUITY       GOVERNMENT       U.S. GOVERNMENT
                 SECURITIES FUND  SECURITIES FUND    BOND FUND   SECURITIES FUND  INCOME FUND    INCOME FUND      SECURITIES FUND
                 -----------------------------------------------------------------------------------------------------------------
Investments at
 cost ...........  $28,911,041      $321,299,756    $37,203,224   $ 225,467,301   $442,967,637   $119,790,330       $221,981,674
                 ===============================================================================================================
Unrealized
 appreciation ...       32,121               --         367,192       8,273,285     81,705,544      2,509,259          5,916,704
Unrealized
 depreciation ...          --         (21,844,511)      (67,704)    (23,677,679)   (14,247,511)    (7,842,884)               --
                 -----------------------------------------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation) .  $    32,121      $ (21,844,511)  $   299,488   $ (15,404,394)  $ 67,458,033   $ (5,333,625)      $  5,916,704
                 ==================================================================================================================




5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1998 were as follows:

                                    ADJUSTABLE                                                       GLOBAL       SHORT-INTERMEDIATE
                 ADJUSTABLE RATE  U.S. GOVERNMENT                   CONVERTIBLE       EQUITY       GOVERNMENT       U.S. GOVERNMENT
                 SECURITIES FUND  SECURITIES FUND    BOND FUND    SECURITIES FUND   INCOME FUND    INCOME FUND      SECURITIES FUND
                 -----------------------------------------------------------------------------------------------------------------
Purchases ....     $20,056,217      $125,538,557    $39,192,993    $184,427,332    $205,795,206    $56,591,230       $103,061,406
Sales ........     $12,275,442      $158,669,111    $ 6,030,076    $191,609,323    $136,228,278    $64,831,959       $ 72,374,531

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Bond Fund and the Global Government Income Fund have been parties to financial instruments with off-balance sheet risk, primarily financial futures contracts and forward exchange contracts in order to minimize the impact on the Funds from adverse changes in interest rates and in the relationship between the U.S. dollar and foreign currencies. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities.

A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

At October 31, 1998, the Bond Fund had the following contracts outstanding:

                                                NUMBER OF       DELIVERY        UNREALIZED
CONTRACTS TO BUY                                CONTRACTS         DATES            GAIN
------------------------------------------------------------------------------------------
U.S. 5YR Treasury Notes (CBT)Dec98                 35      12/1/98 - 12/31/98   $    2,344
U.S. Treasury Notes (CBT)Dec98                     26      12/1/98 - 12/31/98        4,085
                                                                                ----------
  Net unrealized gain on future contracts                                       $    6,429
                                                                                ==========

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. Some of the market risks associated with forward exchange contracts are minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values, interest rates and contract positions that are not exact offsets. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

At October 31, 1998, all forward exchange contracts in the Global Government Income Fund were offset.


7. CREDIT RISK

The Convertible Securities Fund has 45.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Global Government Income Fund has investments in excess of 10% of its total net assets in Germany. Such concentration may subject the Fund more significantly to economic changes occurring within that country.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at October 31, 1998 are as follows:

Shares    Issuer                                                            Acquisition Date        Cost          Value
-------------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund
  73,000  CMS Energy Trust I, 7.75%, cvt. pfd. (1.86% of Net Assets) ....         6/18/97       $ 3,650,000   $ 3,946,563
                                                                                                              -----------
Equity Income Fund
  80,000  CMS Energy Trust I, 7.75%, cvt. pfd. (.85% of Net Assets) .....         6/18/97         4,000,000     4,325,000
                                                                                                              -----------

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Investors Securities Trust (hereafter referred to as the "Trust") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
December 9, 1998

FRANKLIN INVESTORS SECURITIES TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designates the following amounts as capital gain dividends for the fiscal year ended October 31, 1998.

                                                                      Capital
                                                                       Gains
                                                                    ------------
Franklin Bond Fund ..............................................   $     81,659
Franklin Equity Income Fund .....................................   $ 25,407,218

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 1998.

            Convertible           Equity
          Securities Fund       Income Fund
          ---------------------------------
               17.37%              61.90%

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights


U.S. Government Adjustable Rate Mortgage Portfolio

                                                                          Year Ended October 31,
                                                        ----------------------------------------------------------
                                                            1998        1997        1996        1995        1994
                                                        ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................    $    9.48   $    9.37   $    9.33   $    9.19   $    9.82
                                                        ----------------------------------------------------------
Income from investment operations:
 Net investment income .............................         .553        .593        .589        .572        .415
 Net realized and unrealized gain (loss) ...........        (.110)       .110        .040        .140       (.630)
                                                        ----------------------------------------------------------
Total from investment operations ...................         .443        .703        .629        .712       (.215)
Less distributions from net investment income ......        (.553)      (.593)      (.589)      (.572)      (.415)
                                                        ----------------------------------------------------------
Net asset value, end of year .......................    $    9.37   $    9.48   $    9.37   $    9.33   $    9.19
                                                        ==========================================================
Total return* ......................................         4.80%       7.74%       6.95%       7.99%      (2.22)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 302,434   $ 342,541   $ 406,431   $ 522,802   $ 747,471
Ratios to average net assets:
 Expenses ..........................................          .26%        .25%        .25%        .18%        .02%
 Expenses excluding waiver and payments by affiliate          .43%        .43%        .42%        .43%        .42%
 Net investment income .............................         5.88%       6.31%       6.31%       6.17%       4.01%
Portfolio turnover rate ............................        38.92%      20.84%      24.63%      20.16%      56.43%


*Total return is not annualized.


                       See notes to financial statements

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1998

                                                                                                 PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                 AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES 94.9%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)  19.1%

FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.375%, 11/01/16                       $ 3,604,698       $ 3,652,503
FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.311%, 7/01/18                          3,035,450         3,106,513
FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.636%, 4/01/18                          5,125,530         5,274,679
FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.42%, 9/01/19                           4,294,753         4,398,236
FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.464%, 12/01/16                        2,291,885         2,332,384
FHLMC, Cap 13.175%, Margin 2.223% + CMT, Resets Annually, 7.637%, 5/01/25                         4,422,891         4,556,221
FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.591%, 10/01/18                        1,591,122         1,639,216
FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.589%, 3/01/19                         1,841,423         1,887,464
FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.528%, 3/01/18                         3,200,924         3,279,511
FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.502%, 4/01/19                           7,409,563         7,590,059
FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.607%, 7/01/20                          4,653,200         4,796,345
FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.586%, 11/01/19                        2,318,521         2,392,596
FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.486%, 4/01/18                         6,411,605         6,582,541
FHLMC, Cap 13.948%, Margin 2.133% + CMT, Resets Annually, 7.533%, 11/01/19                        2,879,655         2,996,227
FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.781%, 12/01/21                  1,224,667         1,279,504
FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.113%, 2/01/19                          1,819,653         1,888,873
                                                                                                                  -----------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (COST $57,967,294)                                                          57,652,872
                                                                                                                  -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 64.2%

FNMA, Cap 12.097%, Margin 2.135% + CMT, Resets Annually, 7.37%, 11/01/23                         12,503,875        12,937,266
FNMA, Cap 12.233%, Margin 1.702% + COFI, Resets Monthly, 6.636%, 1/01/19                          7,627,846         7,774,310
FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.639%, 11/01/18             1,818,913         1,900,661
FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.926%, 11/01/17                         13,316,154        13,677,421
FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.437%, 3/01/19                            2,706,530         2,787,983
FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.83%, 1/01/19                 8,005,270         8,154,460
FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.888%, 1/01/19                           2,911,071         2,938,174
FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.131%, 9/01/18                           8,747,026         8,792,948
FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.445%, 1/01/19                           2,340,008         2,398,345
FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.487%, 11/01/20                          2,670,043         2,755,003
FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.186%, 5/01/19                           3,744,336         3,823,498
FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.869%, 6/01/17               2,127,134         2,239,676
FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.243%, 10/01/17                    3,405,770         3,602,845
FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.246%, 7/01/17               5,143,467         5,324,170
FNMA, Cap 12.93%, Margin 2.24% + CMT, Resets Annually, 7.101%, 2/01/27                            4,547,275         4,717,041
FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.131%, 2/01/19                           3,113,374         3,129,719
FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.496%, 12/01/19                         2,405,758         2,478,998
FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 7.769%, 11/01/17                    3,858,901         4,012,140
FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.585%, 6/01/19                            3,342,419         3,441,680
FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.914%, 2/01/20                            7,988,252         8,060,147
FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.034%, 12/01/20               4,157,151         4,246,497
FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.672%, 4/01/19                          4,633,126         4,769,624
FNMA, Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.418%, 6/01/19                          3,611,211         3,720,183
FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.285%, 4/01/19                          4,040,723         4,149,964
FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 7.53%, 11/01/26              1,938,541         2,027,911
FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.354%, 6/01/19                           1,945,517         1,999,732
FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.445%, 10/01/19                          5,472,332         5,641,528
FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.216%, 4/01/03                            4,226,775         4,275,383
FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.528%, 9/01/22                          9,229,324         9,517,144

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1998

                                                                                                  PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES (cont.)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
FNMA, Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 7.364%, 6/01/18                         $ 4,247,553      $  4,351,882
FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.61%, 3/01/21                            3,557,021         3,673,313
FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 7.602%, 12/01/20                          5,551,506         5,734,770
FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.628%, 3/01/19                            1,779,340         1,834,235
FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.777%, 7/01/24                 4,432,225         4,529,487
FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.75%, 2/01/19                             3,113,508         3,210,499
FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.804%, 12/01/18                           2,030,337         2,093,964
FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.51%, 1/01/19                            4,614,293         4,754,997
FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.175%, 5/01/21                      6,890,219         7,272,025
FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.489%, 3/01/20                            2,787,614         2,906,943
FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.100%, 1/01/16                            6,214,005         6,317,544
FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.008%, 5/01/19                           2,237,458         2,335,072
                                                                                                                  ------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $194,697,467)                                                    194,309,182
                                                                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 11.6%
GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.875%, 1/20/24                             4,917,984         4,986,199
GNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.00%, 8/20/22                              6,919,159         6,991,399
GNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.00%, 9/20/22                              6,032,008         6,094,281
GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 8.00%, 7/20/25                              2,919,555         3,027,308
GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.875%, 1/20/23                             4,239,605         4,302,388
GNMA, Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 7.00%, 10/20/24                             9,649,531         9,758,939
                                                                                                                  ------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $35,358,726)                                                   35,160,514
                                                                                                                  ------------
(a)REPURCHASE AGREEMENTS 3.9%
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $11,723,622) (Cost $11,718,397)   11,718,397        11,718,397
  Barclays Capital Group, Inc.
  Chase Securities, Inc.
  CIBC Wood Gundy Securities Corp.
  Deutsche Morgan Granfell/C.J. Lawrence, Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America, L.L.C.
  Greenwich Capital Markets, Inc.
  NationsBanc Montgomery Securities, L.L.C.
  Paribas Corp.
  SBC Warburg Dillon Read, Inc.
   Collateralized by U.S. Treasury Bills and Notes
                                                                                                                  ------------
TOTAL INVESTMENTS (COST $299,741,884) 98.8%                                                                        298,840,965
OTHER ASSETS, LESS LIABILITIES 1.2%                                                                                  3,592,778
                                                                                                                  ------------
NET ASSETS 100.0%                                                                                                 $302,433,743
                                                                                                                  ============

PORTFOLIO ABBREVIATIONS:
3CMT  -  3 Year Constant Maturity Treasury Index
5CMT  -  5 Year Constant Maturity Treasury Index
CMT   -  1 Year Constant Maturity Treasury Index
COFI  -  Eleventh District Cost of Funds Index
DR    -  Discount Rate
NCI   -  National Median Cost of Funds Index
TB    -  Treasury Bill Rate

(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1998, all repurchase agreements held by the Fund had been entered into on October 30, 1998.



                      See notes to financial statements.                     141

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights


ADJUSTABLE RATE SECURITIES PORTFOLIO


                                                                          Year Ended October 31,
                                                        -------------------------------------------------------
                                                           1998        1997       1996       1995       1994
                                                        -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $    9.95   $    9.86   $   9.81   $   9.69   $  10.03
                                                        -------------------------------------------------------
Income from investment operations:
 Net investment income .............................         .595        .616       .607       .625       .469
 Net realized and unrealized gain (loss) ...........        (.011)       .090       .050       .120      (.340)
                                                        -------------------------------------------------------
Total from investment operations ...................         .584        .706       .657       .745       .129
Less distributions from net investment income ......        (.594)      (.616)     (.607)     (.625)     (.469)
                                                        -------------------------------------------------------
Net asset value, end of year .......................    $    9.94   $    9.95   $   9.86   $   9.81   $   9.69
                                                        =======================================================
Total return* ......................................         6.03%       7.38%      6.91%      7.94%      1.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 29,287    $ 22,540    $ 20,534   $ 27,079   $ 41,619
Ratios to average net assets:
 Expenses ..........................................          .26%        .25%       .25%       .25%       .25%
 Expenses excluding waiver and payments by affiliate          .45%        .44%       .47%       .47%       .43%
 Net investment income .............................         5.95%       6.20%      6.19%      6.36%      4.55%
Portfolio turnover rate ............................        76.41%     138.32%     46.78%     50.29%    192.06%


*Total return is not annualized


142                    See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1998


                                                                                         PRINCIPAL
ADJUSTABLE RATE SECURITIES PORTFOLIO                                                       AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES 77.4%
FNMA, Cap 11.10%, Margin 2.00% + CMT, Resets Annually, 7.397%, 3/01/22                  $   740,499      $    760,103
FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%, 10/01/28                      682,783           697,201
FNMA, Cap 12.85%, Margin 1.97% + CMT, Resets Annually, 7.41%, 12/01/17                      703,380           722,786
FNMA, Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 6.131%, 8/01/26                      899,637           907,649
FNMA, Cap 13.69%, Margin 1.88% + CMT, Resets Annually, 7.266%, 8/01/16                      286,645           293,628
FNMA, Cap 13.77%, Margin 2.13% + 3CMT, Resets Every 3 Years, 8.192%, 3/01/22                746,559           780,529
FNMA, Cap 13.87%, Margin 1.98% + CMT, Resets Annually, 7.385%, 3/01/18                    1,670,926         1,713,532
FNMA, Cap 14.78%, Margin 2.130% + 3CMT, Resets Every 3 Years, 7.978%, 8/01/22             1,578,934         1,648,612
GNMA, Cap 10.50%, Margin 1.50% +CMT, Resets Annually, 7.00%, 8/20/22                      1,884,411         1,904,086
GNMA, Cap 11.00%, Margin 1.50% +CMT, Resets Annually, 7.00%, 11/20/21                     1,403,054         1,423,647
Home Owners Federal Savings, Cap 13.00%, Margin 1.75% + CMT, Resets
     Annually, 7.171%, 1/25/18                                                              684,077           688,780
Merrill Lynch Mortgage Investors, Inc., Margin 0.40% + 1 Month LIBOR, Resets
     Monthly, 6.087%, 6/15/18                                                               788,440           780,310
PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 7.971%, 7/25/22                      528,745           527,423
PHMS, Cap 13.00%, Margin 2.53% + CMT, Resets Annually, 7.962%, 8/25/21                      487,324           484,583
PHMS, Cap 13.40%, Margin 2.50% + CMT, Resets Annually, 7.914%, 7/25/18                    1,402,704         1,411,472
RFC, Cap 10.00%, Margin 0.85% + COFI, Resets Monthly, 5.749%, 2/25/22                       365,397           365,469
RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.704%, 11/25/22                      809,512           807,615
RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 6.759%, 1/25/25           933,989           931,193
Ryland Mortgage Securities Corp., Cap 12.41%, Margin 1.80% + CMT, Resets
     Annually, 7.183%, 3/25/20                                                            1,169,365         1,167,538
Ryland Mortgage Securities Corp., Cap 14.82%, Margin 2.29% + 6 Month TB,  Resets
     Semi-Annually, 7.398%, 8/25/23                                                         757,180           755,557
Ryland Mortgage Securities Corp., Cap 15.34%, Margin 1.83% + CMT, Resets
     Annually, 7.281%, 6/25/20                                                              589,154           590,259
Salomon Brothers Mortgage Securities VII, Cap 14.00%, Margin 0.96% + NACR, Resets
     Annually, 7.761%, 12/25/17                                                             953,794           951,708
Saxon Mortgage Securities Corp., Cap 10.78%, Margin 2.78%, + 6 Month LIBOR,  Resets
     Semi-Annually, 8.611%, 5/25/24                                                         482,463           485,931
Sears Mortgage Securities, Cap 10.78%, Margin 1.10% + COFI, Resets Monthly,
     6.011%, 7/25/21                                                                        414,444           404,990
Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT, Resets
     Annually, 7.724%, 12/25/18                                                             588,382           585,624
Western Federal Savings and Loan Association, Cap 12.25%, Margin 0.75%
     + 1 Month LIBOR, Resets Monthly, 6.398%, 6/25/20                                       370,004           364,570
Western Federal Savings and Loan Association, Cap 12.75%, Margin 0.75%
     + 1 Month LIBOR, Resets Monthly, 6.398%, 7/25/20                                       344,508           338,587
Western Federal Savings and Loan Association, Cap 13.00%, Margin 1.80%
     + COFI, Resets Monthly, 6.681%, 3/25/19                                                175,873           175,654
                                                                                                          -----------
TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (Cost $22,821,120)                                               22,669,036
                                                                                                          -----------
FIXED RATE MORTGAGE SECURITIES 1.4%
Countrywide Mortgage-Backed Securities, Inc., Series 1994-I, Class A8,
     6.25%, 7/25/09 (Cost $395,892)                                                         407,086           405,766
                                                                                                          -----------
OTHER ADJUSTABLE RATE SECURITIES 3.3%
SBA, Cap 12.62%, Margin -0.12% + Prime, Resets Quarterly, 8.125%,
     8/25/20 (Cost $960,939)                                                                891,305           957,039
                                                                                                          -----------
U.S. GOVERNMENT SECURITIES 10.4%
U.S. Treasury Notes, 5.375%, 1/31/00                                                      1,000,000         1,012,188
U.S. Treasury Notes, 5.375%, 7/31/00                                                      1,000,000         1,017,501
U.S. Treasury Notes, 5.875%, 2/15/00                                                      1,000,000         1,018,751
                                                                                                          -----------
TOTAL U.S. GOVERNMENT SECURITIES (COST $3,005,000)                                                          3,048,440
                                                                                                          -----------

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1998 (cont.)


                                                                                         PRINCIPAL
ADJUSTABLE RATE SECURITIES PORTFOLIO                                                       AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENTS 3.7%
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity
       Value $1,093,243) (Cost $1,092,756)                                               $1,092,756      $  1,092,756
  Barclays Capital Group, Inc.
  Chase Securities, Inc.
  CIBC Wood Gundy Securities Corp.
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America, L.L.C.
  Greenwich Capital Markets, Inc.
  NationsBanc Montgomery Securities, L.L.C.
  Paribas Corp.
  SBC Warburg Dillon Read, Inc.
  Collateralized by U.S. Treasury Bills and Notes
                                                                                                          -----------
TOTAL INVESTMENTS (COST $28,275,707)  96.2%                                                                28,173,037
OTHER ASSETS, LESS LIABILITIES 3.8%                                                                         1,114,270
                                                                                                          -----------
NET ASSETS 100.0%                                                                                        $ 29,287,307
                                                                                                         ============

PORTFOLIO ABBREVIATIONS
3CMT   -  3 Year Constant Maturity Treasury Index
CMT    -  1 Year Constant Maturity Treasury Index
COFI   -  Eleventh District Cost of Funds Index
DR     -  Discount Rate
LIBOR  -  London Interbank Contract Rate
NACR   -  National Average Contract Rate
NCI    -  National Median Cost of Funds Index
PHMS   -  Prudential Home Mortgage Securities
RFC    -  Residential Finance Corp.
RTC    -  Resolution Trust Corp.
SBA    -  Small Business Administration
TB     -  Treasury Bill Rate


(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1998, all repurchase agreements held by the Fund had been entered into on October 30, 1998.


144                    See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998


                                                            U.S. GOVERNMENT
                                                            ADJUSTABLE RATE      ADJUSTABLE RATE
                                                           MORTGAGE PORTFOLIO  SECURITIES PORTFOLIO
                                                           ----------------------------------------
Assets:
Investments in securities:
 Cost ...................................................     $ 299,741,884        $  28,275,707
                                                              ==================================
 Value ..................................................       298,840,965           28,173,037
Receivables:
 Investment securities sold .............................         1,865,682              963,022
 Interest ...............................................         2,068,672              185,936
 Affiliates .............................................            51,559                  --
                                                              ----------------------------------
    Total assets ........................................       302,826,878           29,321,995
                                                              ----------------------------------
Liabilities:
Payables:
 Capital shares redeemed ................................           270,188               12,537
 Affiliates .............................................           101,886                9,956
Other liabilities .......................................            21,061               12,195
                                                              ----------------------------------
    Total liabilities ...................................           393,135               34,688
                                                              ----------------------------------
    Net assets, at value ................................     $ 302,433,743        $  29,287,307
                                                              ==================================
Net assets consist of:
 Net unrealized depreciation ............................     $    (900,919)       $    (102,670)
 Accumulated net realized loss ..........................      (136,855,767)          (2,803,982)
 Capital shares .........................................       440,190,429           32,193,959
                                                              ----------------------------------
Net assets, at value ....................................     $ 302,433,743        $  29,287,307
                                                              ==================================
Shares outstanding ......................................        32,277,857            2,945,779
                                                              ==================================
Net asset value and maximum offering price per share ....     $        9.37        $        9.94
                                                              ==================================


                      See notes to financial statements.                     145

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)


STATEMENTS OF OPERATIONS
for the year ended October 31, 1998

                                                                       U.S. GOVERNMENT
                                                                       ADJUSTABLE RATE         ADJUSTABLE RATE
                                                                      MORTGAGE PORTFOLIO     SECURITIES PORTFOLIO
                                                                      -------------------------------------------
Investment income:
 Interest ..........................................................     $ 19,548,300             $ 1,503,199
                                                                      -------------------------------------------
Expenses: ..........................................................
 Management fees (Note 3) ..........................................        1,272,933                  96,734
 Custodian fees ....................................................            3,254                     247
 Professional fees .................................................           51,080                   5,568
 Trustee's fees and expenses .......................................            8,519                     694
 Other .............................................................           17,381                   6,027
                                                                      -------------------------------------------
  Total expenses ...................................................        1,353,167                 109,270
  Expenses waived/paid by affiliate (Note 3) .......................         (514,508)                (45,345)
                                                                      -------------------------------------------
   Net expenses ....................................................          838,659                  63,925
                                                                      -------------------------------------------
    Net investment income ..........................................       18,709,641               1,439,274
                                                                      -------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................          271,114                 (75,829)
 Net unrealized appreciation (depreciation) on investments .........       (3,967,154)                 40,875
                                                                      -------------------------------------------
Net realized and unrealized loss ...................................       (3,696,040)                (34,954)
                                                                      -------------------------------------------
Net increase in net assets resulting from operations ...............     $ 15,013,601             $ 1,404,320
                                                                      ===========================================




146                   See notes to financial statements.

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended October 31, 1998 and 1997

                                                                 U.S. GOVERNMENT                     ADJUSTABLE RATE
                                                        ADJUSTABLE RATE MORTGAGE PORTFOLIO        SECURITIES PORTFOLIO
                                                        --------------------------------------------------------------------
                                                              1998              1997              1998              1997
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................    $  18,709,641     $  23,464,424     $   1,439,274     $   1,500,611
  Net realized gain (loss) from investments ........          271,114           693,708           (75,829)           14,469
  Net unrealized appreciation
   (depreciation) on investments ...................       (3,967,154)        3,675,679            40,875           260,606
                                                        --------------------------------------------------------------------
Net increase in net assets
 resulting from operations .........................       15,013,601        27,833,811         1,404,320         1,775,686
 Distributions to shareholders from:
  Net investment income ............................      (18,709,641)      (23,464,424)       (1,438,180)       (1,500,611)
  Capital share transactions (Note 2) ..............      (36,411,307)      (68,259,294)        6,781,305         1,730,540
                                                        --------------------------------------------------------------------
Net increase (decrease) in net assets ..............      (40,107,347)      (63,889,907)        6,747,445         2,005,615
Net assets (there is no undistributed net investment
 income at beginning or end of year):
  Beginning of year ................................      342,541,090       406,430,997        22,539,862        20,534,247
                                                        --------------------------------------------------------------------
  End of year ......................................    $ 302,433,743     $ 342,541,090     $  29,287,307     $  22,539,862
                                                        ====================================================================


                       See notes to financial statements.                    147

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two separate portfolios (the Portfolios) the U.S. Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933. The investment objective of each Portfolio is to seek current income.

The following summarizes the Portfolios' significant accounting policies:


a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. INCOME TAXES:

No provision has been made for income taxes because each Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.


c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. Other expenses are charged to each Portfolio on a specific identification basis.


d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

At October 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in each of the Portfolios' shares were as follows:

                                                            U.S. GOVERNMENT                            ADJUSTABLE RATE
                                                   ADJUSTABLE RATE MORTGAGE PORTFOLIO               SECURITIES PORTFOLIO
                                                   --------------------------------------------------------------------------
                                                      SHARES                AMOUNT               SHARES             AMOUNT
                                                   --------------------------------------------------------------------------
Year ended October 31, 1998
 Shares sold ....................................   11,366,772         $ 107,271,915            1,878,813       $ 18,706,872
 Shares issued on reinvestment of distributions .    1,982,722            18,703,706              144,487           1,437,947
 Shares redeemed ................................  (17,212,608)         (162,386,928)          (1,343,424)       (13,363,514)
                                                   --------------------------------------------------------------------------
    Net increase (decrease) .....................   (3,863,114)        $ (36,411,307)             679,876       $  6,781,305
                                                   ==========================================================================
Year ended October 31, 1997
 Shares sold ....................................   14,468,647         $ 136,195,699            2,195,631       $ 21,698,569
 Shares issued on reinvestment of distributions .    2,492,654            23,464,406              151,507          1,500,610
 Shares redeemed ................................  (24,217,403)         (227,919,399)          (2,164,571)       (21,468,639)
                                                   --------------------------------------------------------------------------
    Net increase (decrease) .....................   (7,256,102)        $ (68,259,294)             182,567       $  1,730,540
                                                   ==========================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolios' investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust and Institutional Fiduciary Trust.

The Portfolios pay an investment management fee to Advisers based on the average net assets of the Portfolios as follows:

    Annualized
     Fee Rate          Average Daily Net Assets
    --------------------------------------------------------------------
      0.400%           First $5 billion
      0.350%           Over 5 billion, up to and including $10 billion
      0.330%           Over $10 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

At October 31, 1998, 32,277,857 shares of the Mortgage Portfolio were owned by the following:

                                                                                              PERCENTAGE OF
NAME                                                                  SHARES OWNED          OUTSTANDING SHARES
--------------------------------------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund                     31,958,938                 99%
Franklin Institutional Adjustable U.S. Government Securities Fund          318,919                  1%


At October 31, 1998, 2,945,779 shares of the Securities Portfolio were owned by the following:

                                                                                              PERCENTAGE OF
NAME                                                                  SHARES OWNED          OUTSTANDING SHARES
--------------------------------------------------------------------------------------------------------------
Adjustable Rate Securities Fund                                          2,911,787                 99%
Franklin Institutional Adjustable Securities Fund                           32,386                  1%
Franklin Resources, Inc.                                                     1,606                 --


4. INCOME TAXES

At October 31, 1998, the Portfolios had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                U.S. GOVERNMENT
                                                ADJUSTABLE RATE         ADJUSTABLE RATE
                                               MORTGAGE PORTFOLIO    SECURITIES PORTFOLIO
                                               ------------------------------------------
    Capital loss carryovers expiring in:
     2000 .................................     $   44,474,794           $     42,138
     2001 .................................         17,182,002                 50,908
     2002 .................................         67,102,060              1,987,888
     2003 .................................          7,677,608                609,391
     2004 .................................            419,303                 37,828
     2006 .................................                --                  75,829
                                               ------------------------------------------
                                                $  136,855,767           $  2,803,982
                                               ==========================================


At October 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes were as follows:


                                                U.S. GOVERNMENT
                                                ADJUSTABLE RATE         ADJUSTABLE RATE
                                               MORTGAGE PORTFOLIO    SECURITIES PORTFOLIO
                                               ------------------------------------------
     Investment at cost                           $ 299,741,884          $ 28,275,707
                                                  =============          ============
     Unrealized appreciation                          1,117,279                95,367
     Unrealized depreciation                         (2,018,198)             (198,037)
                                                  -------------          ------------
     Net unrealized depreciation                  $    (900,919)         $   (102,670)
                                                  =============          ============

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1998 were as follows:

                                U.S. GOVERNMENT
                                ADJUSTABLE RATE       ADJUSTABLE RATE
                               MORTGAGE PORTFOLIO   SECURITIES PORTFOLIO
                               -----------------------------------------
     Purchases                    $119,138,749          $23,002,344
     Sales                        $159,164,467          $17,721,533

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
ADJUSTABLE RATE SECURITIES PORTFOLIOS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the two Portfolios constituting the Adjustable Rate Securities Portfolios, (hereafter referred to as the "Trust") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
December 9, 1998


152





                       SPECIAL SHAREHOLDERS MEETING OF
                   FRANKLIN ADJUSTABLE RATE SECURITIES FUND

                                April 9, 1999

      The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek and Larry
L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Fund") which the undersigned is entitled to vote at Adjustable Rate Fund's Special Meeting to be held at 777 Mariners Island Blvd., San Mateo, CA 94403-7777 at 3:00 p.m. Pacific time on April 9, 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.


No. 1 To approve a Plan of Reorganization between Adjustable Rate Fund and Franklin Adjustable U.S. Government Securities Fund ("Adjustable USG Fund"), that provides for the acquisition of substantially all of the assets of Adjustable Rate Fund in exchange for shares of Adjustable USG Fund, the distribution of such shares to the shareholders of Adjustable Rate Fund, and the dissolution of Adjustable Rate Fund (the "Reorganization").

                  FOR                 AGAINST               ABSTAIN


                  | |                    | |                   | |


            To grant the proxyholders the authority to vote in their discretion and vote upon any other business which may legally come before the Special Shareholders Meeting or any adjournment thereof.

                          GRANT                   WITHHOLD

                           | |                     | |






                                                       PLEASE SEE REVERSE SIDE


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FRANKLIN INVESTORS SECURITIES TRUST. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE FRANKLIN ADJUSTABLE RATE SECURITIES FUND PURSUANT TO THE PLAN OF REORGANIZATION WITH FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


                                    Dated:______________________________________



                                    Signature___________________________________



                                    Signature___________________________________


Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


IMPORTANT:  PLEASE SIGN IN YOUR PROXY. . . TODAY!
YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.




PART B


                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
             FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND


                       Acquisition of the Assets of the
                   FRANKLIN ADJUSTABLE RATE SECURITIES FUND

                     By and in exchange for Shares of the
             FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND


      This Statement of Additional Information (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of the Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Fund") for shares of Franklin Adjustable U.S. Government Securities Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached and is legally considered to be a part of this
SAI:

            1. Statement of Additional Information of Franklin Adjustable U.S. Government Securities Fund dated March 1, 1998.

            2. Annual Report of Franklin Investors Securities Trust for the fiscal year ended October 31, 1997.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February __, 1999, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Adjustable Rate Securities Fund, 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777, or to Franklin Adjustable Rate Adjustable USG Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777. The date of this SAI is February __, 1999.







   Statement of Additional Information of Franklin Adjustable U.S. Government
    Securities Fund and Franklin Adjustable Rate Securities Fund dated March
                        1, 1998, as supplemented 1/1/99.



                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                      Class A - Formerly Considered Class I



                       SUPPLEMENT DATED JANUARY 1, 1999
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                     FRANKLIN INVESTORS SECURITIES TRUST
       (FIST2 - FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND AND
                  FRANKLIN ADJUSTABLE RATE SECURITIES FUND)
                             DATED MARCH 1, 1998

The Statement of Additional Information is amended as follows:

 I. As of January 1, 1999, the Fund's shares are considered Class A shares for redemption, exchange and other purposes. Before January 1, 1999, the Fund's shares were considered Class I shares.

     All references in the Statement of Additional Information to Class I shares are replaced with Class A.

 II. On December 15, 1998, the Board approved a proposal to merge the Adjustable Rate Securities Fund into the Adjustable U.S. Government Fund, subject to shareholder approval. The investment objective of both the Adjustable Rate Securities Fund and the Adjustable U.S. Government Fund is to seek a high level of current income, consistent with lower volatility of principal. The Board believes this proposed merger will benefit shareholders.

     It is anticipated that in early 1999 shareholders of the Adjustable Rate Securities Fund will receive a proxy and proxy statement requesting their votes on the proposed merger.

     The Adjustable Rate Securities Fund was closed to new investors after the close of business on December 15, 1998. If you were a shareholder of record as of the close of business on December 15, 1998, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distributions.

     Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the Adjustable Rate Securities Fund or to reopen your account in that Fund.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your Adjustable U.S. Government Fund account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at Net Asset Value when paid.

 IV. The following paragraph is added under "Miscellaneous Information":

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the Fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.



              Please keep this supplement for future reference.




FRANKLIN INVESTORS SECURITIES TRUST


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
FRANKLIN ADJUSTABLE RATE SECURITIES FUND


STATEMENT OF ADDITIONAL INFORMATION


MARCH 1, 1998


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS


How Does the Fund Invest Its Assets?.........................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Management
 and Other Services..........................................
How Does the Portfolio Buy
 Securities for Its Portfolio?...............................
How Do I Buy, Sell and Exchange Shares?......................
How Are Fund Shares Valued?..................................
Additional Information on
 Distributions and Taxes.....................................
The Fund's Underwriter.......................................
How Does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendices
  Summary of Procedures to
  Monitor Conflicts of Interest..............................
  Description of Ratings......................................


-----------------------------------------------------------------------
      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------


The Franklin Adjustable U.S. Government Securities Fund (the "Adjustable U.S. Government Fund") and the Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Securities Fund") are diversified series of Franklin Investors Securities Trust (the "Trust"), an open-end management investment company. Each series may individually or together be referred to as the "Fund(s)".

The Fund's investment objective is to seek a high level of current income, consistent with lower volatility of principal. The Adjustable U.S. Government Fund seeks to achieve its objective by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio"). The Mortgage Portfolio in turn invests primarily in adjustable-rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages and that have interest rates that reset at periodic intervals. The Mortgage Portfolio will only invest in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Adjustable Rate Securities Fund seeks to achieve its objective by investing all of its assets in shares of the Adjustable Rate Securities Portfolio (the "Securities Portfolio"). The Securities Portfolio in turn invests primarily in adjustable-rate securities collateralized by or representing an interest in mortgages, including ARMS, issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, and other adjustable-rate asset-backed securities (collectively, "ARS"), which have interest rates that reset at periodic intervals. The Securities Portfolio will only invest in securities rated at least AA by S&P or Aa by Moody's, two nationally recognized statistical rating agencies. The Securities Portfolio may also invest in unrated securities if Advisers determines that they are of comparable quality to the ratings above.

The Mortgage Portfolio and the Securities Portfolio may individually or together be referred to as the "Portfolio(s)". The Portfolio is a series of the Adjustable Rate Securities Portfolios. Its investment objective is the same as the Fund's.

The Prospectus, dated March 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

  o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

  o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
    BANK;

  o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------


HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Portfolio may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

The investment policies of the Fund are substantially similar to those described below for the corresponding Portfolio except, in all cases, the Fund may pursue its policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and restrictions as the Fund.

The Portfolio may invest without limit in obligations of the U.S. government or of corporations chartered by Congress as federal government instrumentalities. The Portfolio may buy securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as those issued by the Government National Mortgage Association ("GNMA"). GNMA guarantees are backed by the full faith and credit of the U.S. Treasury. No assurances, however, can be given that the U.S. government will provide financial support to the obligations of other U.S. government agencies or instrumentalities in which the Portfolio may invest. Securities issued by these agencies and instrumentalities are supported by the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to buy certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

Several of the Franklin Templeton Funds, including the Portfolio, are major buyers of government securities. Advisers will seek to negotiate attractive prices for government securities and pass on any savings from these negotiations to shareholders in the form of higher current yields.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). To the extent indicated in the Prospectus, the Portfolio may invest in CMOs, and the Securities Portfolio may also invest in REMICs. CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, or GNMA, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer. The Mortgage Portfolio will not invest in privately issued CMOs or REMICs.

ASSET-BACKED SECURITIES. The Securities Portfolio may invest in asset-backed securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The Securities Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

FLOATERS. The Securities Portfolio may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction of short-term interest rates and move at an accelerated speed. The Securities Portfolio may also invest up to 5% of its total assets in super floaters. Super floaters are instruments that float at a greater than 1 to 1 ratio with the London Interbank Offered Rate ("LIBOR") and are used as a hedge against the risk that LIBOR floaters become "capped" and can no longer float higher.

CASH AND CASH EQUIVALENTS. The Portfolio may retain its underlying assets in cash and cash equivalents, including Treasury bills, commercial paper, and short-term bank obligations such as CDs, bankers' acceptances, and repurchase agreements. The Portfolio intends, however, to retain in cash only as much of its underlying assets as is considered desirable or expedient under existing market conditions.


INVESTMENT RESTRICTIONS


The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

 1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value.


 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of each Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of that Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 5. Invest more than 5% of the value of the gross assets of each Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund. To the extent permitted by exemptions granted under the 1940 Act, the Funds may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

 7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs.

11. Invest in companies for the purpose of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies as that Fund or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Funds provided i) the purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) the investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1 under federal securities laws), and iii) provided aggregate investments by a Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.


The investment restrictions of the Portfolio are the same as the investment restrictions of the Fund, except as indicated below and except as necessary to reflect the policy of the Funds to invest all of their assets in the shares of the Mortgage Portfolio or Securities Portfolio, as applicable. The Mortgage Portfolio MAY NOT:


1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value. The Portfolio will not purchase additional investment securities while borrowings in excess of 5% of total assets are outstanding.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in the Prospectus.


3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Advisers or its affiliates. (The Fund's investment restriction in this respect is stated in far more detail.)


The Securities Portfolio MAY NOT:


1. Borrow money or mortgage or pledge any of its assets in an amount exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.


2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in this registration statement.


3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act or pursuant to an exemption therefrom, granted by the SEC. To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Advisers or its affiliates. (The Fund's investment restriction in this respect is stated in far more detail.)

The Adjustable U.S. Government Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES


The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk(*).


                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST             DURING THE PAST FIVE
YEARS


Frank H. Abbott, III (76)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (65)
191 Clapboard Ridge
Greenwich, CT  06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds; and formerly Director, General Host Corporation (nursery and craft centers).

Edith E. Holiday (46)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director (1993-present) of Amerada Hess Corporation and Hercules Incorporated; Director of Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present); formerly, chairman (1995-1997) and trustee (1993-1997) of National Child Research Center, assistant to the President of the United States and Secretary of the Cabinet (1990-1993), general counsel to the United States Treasury Department (1989-1990) and counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989); and trustee or director of 24 of the investment companies in the Franklin Templeton Group of Funds.

*Edward B. Jamieson (49)
777 Mariners Island Blvd.
San Mateo, CA 94404


President and Trustee


Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of five of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404


Chairman of the Board and Trustee


President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President and Trustee


Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (68)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014


Trustee


General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (69)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; FORMERLY Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President


Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President and Secretary


Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 56 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (41)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091


Vice President


Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404


Treasurer and Principal Accounting Officer


Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President


Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The officers and Board members of the Trust are also officers and trustees of the Adjustable Rate Securities Portfolios, except as follows: Edward B. Jamieson, President and Trustee of the Trust, is not an officer or trustee of the Adjustable Rate Securities Portfolios. Charles E. Johnson, Vice President of the Trust, is President and Trustee of the Adjustable Rate Securities Portfolios. The following trustee of the Adjustable Rate Securities Portfolios is not an officer or trustee of the Trust.


                           POSITIONS AND OFFICES
                           WITH THE ADJUSTABLE RATE   PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      SECURITIES PORTFOLIOS      DURING THE PAST FIVE
YEARS


William J. Lippman (73)
One Parker Plaza
Fort Lee, NJ 07024


Trustee


Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.


Mr. Lippman is considered an "interested person" of the Portfolios under the 1940 Act.


The tables above show the officers, Board members and the trustees of the Adjustable Rate Securities Portfolios who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $925 per month plus $925 per meeting attended. Nonaffiliated trustees of Adjustable
Rate Securities Portfolios are currently paid $50 per month plus $50 per meeting attended. As shown above, the nonaffiliated Board members and trustees of the Adjustable Rate Securities Portfolios also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and trustees of the Adjustable Rate Securities Portfolios by the Trust, by
the Adjustable Rate Securities Portfolios, and by other funds in the Franklin Templeton Group of Funds.
                                                TOTAL FEES     NUMBER OF
                                  TOTAL FEES    RECEIVED FROM  BOARDS IN THE
                   TOTAL FEES     RECEIVED      THE FRANKLIN   FRANKLIN
                   RECEIVED       FROM THE      TEMPLETON      TEMPLETON GROUP
NAME               FROM THE       PORTFOLIOS*   GROUP OF       OF FUNDS ON
                   TRUST*                       FUNDS**        WHICH EACH
                                                               SERVES***
--------------------------------------------------------------------------------

Frank H. Abbott, III$21,275      $1,150       $165,937             28
Harris J. Ashton     21,275       1,150        344,642             52
S. Joseph Fortunato  21,275       1,150        361,562             54
David W. Garbellano+ 16,650         900         91,317            N/A
Edith Holiday++           0           0         72,875             24
Frank W.T. LaHaye    20,350       1,100        141,433             27
Gordon S. Macklin    21,275       1,150        337,292             51

*For the fiscal year ended October 31, 1997.
**For the calendar year ended December 31, 1997.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members and trustees of Adjustable Rate Securities Portfolios are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.
+Deceased, September 27, 1997.
++ELECTED TO THE BOARD JANUARY 15, 1998.

Nonaffiliated members of the Board and trustees of the Adjustable Rate Securities Portfolios are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member or trustee of the Adjustable Rate Securities Portfolios received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund, the Adjustable Rate Securities Portfolios, or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members and trustees of the Adjustable Rate Securities Portfolios who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 221 shares of the Adjustable U.S. Government Fund and 210 shares of the Adjustable Rate Securities Fund, or less than 1% of the total outstanding shares of each Fund's shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR AND SERVICES PROVIDED. Advisers is the investment manager of the Portfolio and is also the administrator of the Fund. Advisers provides investment research and portfolio management services, including the selection of securities for the Portfolio to buy, hold or sell and the selection of brokers through whom the Portfolio's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board of Trustees of the Adjustable Rate Securities Portfolios to whom Advisers renders periodic reports of the Portfolio's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund and the Portfolio.


Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Portfolio. Similarly, with respect to the Portfolio, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Portfolio or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Portfolio's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."


MANAGEMENT AND ADMINISTRATION FEES. Under its management agreement, the Portfolio pays Advisers a management fee equal to an annual rate of 40/100 of 1% of average daily net assets up to and including $5 billion; 35/100 of 1% of net assets in excess of $5 billion up to and including $10 billion; 33/100 of 1% of net assets in excess of $10 billion up to and including $15 billion; and 30/100 of 1% of net assets in excess of $15 billion. The fee is computed at the close of business on the last business day of each month.

Advisers provides various administrative, statistical, and other services to the Fund. Under its administration agreement, the Fund pays Advisers an administration fee equal to an annual rate of 10/100 of 1% of the value of the Fund's average daily net assets up to and including $5 billion; 9/100 of 1% of net assets in excess of $5 billion up to and including $10 billion; and 8/100 of 1% of net assets in excess of $10 billion. The fee is computed at the close of business on the last business day of each month.

For the fiscal years ended October 31, 1995, 1996 and 1997, management fees of the Mortgage Portfolio, before any advance waiver, totaled $2,456,413, $1,891,159, and $1,487,256, respectively. For the same periods, administration fees totaling $584,957, $462,426, and $363,663 were paid to Advisers by the Adjustable U.S. Government Fund. For the same period, management fees of the Securities Portfolio, before any advance waiver, totaled $119,324, $89,969, and $96,727, respectively. Administration fees of the Adjustable Rate Securities Fund, before any advance waiver, totaled $19,936, $15,384, and $19,960. Under an agreement by Advisers to limit its fees, the Mortgage Portfolio paid management fees totaling $968,077, $1,090,876 and $830,598, the Securities Portfolio paid management fees totaling $55,384, $41,378 and $51,453, and the Adjustable Rate Securities Fund paid administration fees totaling $14,087, $15,384 and $19,960 for the same periods.

MANAGEMENT AGREEMENT. The management agreement for the Portfolio is in effect until February 28, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board of Trustees of the Adjustable Rate Securities Portfolios or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, and in either event by a majority vote of the trustees of the Adjustable Rate Securities Portfolios who are not parties to the management agreement or interested persons of any such party (other than as members of the Board of Trustees of the Adjustable Rate Securities Portfolios), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board of Trustees of the Adjustable Rate Securities Portfolios or by a vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' written notice to Advisers, or by Advisers on 60 days' written notice to the Portfolio, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Investor Services, in its capacity as the transfer agent for the Portfolio, effectively acts as the Fund's custodian and holds the Fund's shares of the Portfolio on its books. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's cash, pending investment in shares of the Portfolio. Bank of New York also acts as custodian of the securities and other assets of the Portfolio. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997.

HOW DOES THE PORTFOLIO BUY SECURITIES FOR ITS PORTFOLIO?


The Fund will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Portfolio.

Since most purchases by the Portfolio are principal transactions at net prices, the Portfolio incurs little or no brokerage costs. The Portfolio deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Portfolio seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Portfolio tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Portfolio, any portfolio securities tendered by the Portfolio will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Portfolio and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolio.


During the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid no brokerage commissions.

As of October 31, 1997, neither the Fund nor the Portfolio owned securities of its regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Quantity
Discounts" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares may be offered with the following schedule of sales charges:

                                                SALES
SIZE OF PURCHASE - U.S. DOLLARS                CHARGE
Under $30,000                                     3%
$30,000 but less than $100,000                    2%
$100,000 but less than $400,000                   1%
$400,000 or more                                  0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.


Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.


These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares, however, those who have shown an interest in the Franklin Templeton Funds are more likely to be considered. To the extent permitted by their firm's policies and procedures, a registered representative's expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Fund shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.


As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares of the Adjustable U.S. Government Fund acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES


If you request the exchange of the total value of your Adjustable U.S. Government Fund account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. If you request the exchange of the total value of your Adjustable Rate Securities Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


For the purpose of determining the aggregate net assets of the Portfolio, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees of the Adjustable Rate Securities Portfolios. With the approval of the Board of Trustees of the Adjustable Rate Securities Portfolios, the Portfolio may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund earns income and gains on its investment in the Portfolio. The Portfolio, in turn, earns income generally in the form of interest, original issue, market, and acquisition discount, and other income derived from its investments. This income, together with the excess of any net short-term capital gain over net long-term capital loss realized by the Portfolio, less expenses incurred in the operation of the Portfolio, is paid to the Fund as ordinary dividend income. The ordinary dividend income received from the Portfolio, less expenses incurred in the operation of the Fund, constitute the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The Fund may receive capital gain distributions from the Portfolio in which it invests, consisting of the excess of any net long-term capital gain over net short-term capital loss realized by the Portfolio on sale or disposition of its underlying portfolio securities. The Fund may also derive capital gains and losses in connection with the sale of portfolio shares. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions derived from the excess of net long-term capital gain over net short-term capital loss, including capital gain distributions received from the Portfolio, will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities the Fund sold after July 28, 1997, that it held for more than one year but not more than 18 months, and securities the Fund sold before May 7, 1997, that it held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities the Fund sold after July 28, 1997, that it held for more than 18 months, and under a transitional rule, securities the Fund sold between May 7 and July 28, 1997, (inclusive) that it held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000, and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001, to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes, and may be obtained by calling Fund Information. You should consult your personal tax advisor for questions concerning your personal tax reporting.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November, or December and paid to you in January of the following year will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the Fund must meet certain specific requirements, including the following:

o The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities, and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

o The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange.
Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "DISTRIBUTIONS" section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government. It is anticipated, however, that no portion of the Fund's distributions will qualify for exemption from state and local personal income tax as dividends paid from interest earned on direct obligations of the U.S. government. Even if the Portfolio invests in direct obligations of the U.S. government, the Fund does so only indirectly by investing in Portfolio shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because the Fund's income is attributable primarily to interest derived by the Portfolio, no portion of the Fund's distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fund for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

CONVERSION TRANSACTIONS. Gains realized by the Portfolio from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain, may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Portfolio's expected return is attributable to the time value of the Portfolio's net investment in such transaction, and any one of the following criteria are met:


1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;
2)    the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or
4) the transaction is specified in Treasury regulations to be promulgated in the future.


The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. The Portfolio's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed-interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause the Portfolio to recognize income and make distributions to the Fund prior to its receipt of cash payments. Zero coupon and delayed-interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The Portfolio is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Portfolio level. PIK bonds are subject to similar tax rules concerning the amount, character, and timing of income required to be accrued by the Portfolio. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the Portfolio may elect to accrue market discount on a current basis, in which case the Portfolio will be required to distribute any such accrued discount. If the Portfolio does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The Portfolio may be required to accrue income on defaulted obligations and to distribute such income to the Fund even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Portfolio may be required to dispose of its underlying portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.


THE FUND'S UNDERWRITER


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


In connection with the offering of the Adjustable U.S. Government Fund's shares, aggregate underwriting commissions for the fiscal years ended October 31, 1995, 1996 and 1997 were $121,256, $151,651, and $160,892, respectively.
In connection with the offering of the Adjustable Rate Securities Fund's shares, aggregate underwriting commissions for the same periods were $12,586, $24,584 and $95,835, respectively. After allowances to dealers, Distributors retained $12,155, $19,401 and $22,069 for the Adjustable U.S. Government Fund and $1,366, $3,268 and $14,072 for the Adjustable Rate Securities Fund in net underwriting discounts and commissions and received $0, $35 and $0 in connection with redemptions or repurchases of Adjustable U.S. Government Fund shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.


THE RULE 12B-1 PLAN

The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act. Under the plan, the Fund may pay up to a maximum of 0.25% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares.

In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

In no event shall the aggregate asset-based sales charges, which include payments made under the plan, plus any other payments deemed to be made pursuant to the plan, exceed the amount permitted to be paid under the rules of the NASD.

The terms and provisions of the plan relating to required reports, term, and approval are consistent with Rule 12b-1. The plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plan for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The plan has been approved in accordance with the provisions of Rule 12b-1. The plan is renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the
non-interested members of the Board. The plan and      any related agreement
may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers, or the underwriting agreement with Distributors, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the plan or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plan should be continued.


For the fiscal year ended October 31, 1997, Distributors had eligible expenditures of $951,379 and $60,668 for the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund, respectively, for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plan, of which the Fund paid Distributors $891,507 and $40,208, respectively.

HOW DOES THE FUND MEASURE PERFORMANCE?


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for the indicated periods ended October 31, 1997, was as follows:

              INCEPTION  ONE-YEAR     FIVE-YEAR  TEN-YEAR   FROM
                DATE      PERIOD       PERIOD     PERIOD    INCEPTION
Adjustable U.S.
Government Fund 10/20/8   74.72%       3.76%      5.75%     5.73%
Adjustable Rate
Securities Fund 12/26/9   14.32%       4.89%        N/A     5.02%



These figures were calculated according to the SEC formula:

      n
P(1+T)  = ERV

where:


P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above.

The cumulative total return for the indicated periods ended October 31, 1997, was as follows:

              INCEPTION  ONE-YEAR     FIVE-YEAR  TEN-YEAR   FROM
                DATE      PERIOD       PERIOD     PERIOD    INCEPTION
Adjustable U.S.
Government Fund  10/20/8 74.72%      20.29%     74.92%    74.92%
Adjustable Rate
Securities Fund  12/26/91 4.32%      26.98%        N/A    33.13%


YIELD


CURRENT YIELD. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The Adjustable U.S. Government Fund's yield for the 30-day period ended October 31, 1997, was 5.53%, and the Adjustable Rate Securities Fund's yield for the same period was 5.68%.


This figure was obtained using the following SEC formula:

                    6
Yield = 2 [(A-B + 1)  - 1]
           ----
            cd

where:

a     =    interest earned during the period
b     =    expenses accrued for the period (net of reimbursements)
c     =    the average daily number of shares outstanding during the period that were entitled to receive dividends
d     =    the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE


Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time. The Adjustable U.S. Government Fund's current distribution rate for the 30-day period ended October 31, 1997, was 5.69% and the Adjustable Rate Securities Fund's current distribution rate for the same period was 5.68%.


VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial
Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, Lipper - Mutual Fund Yield Survey, and Lipper - Mutual Fund Indices - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


e) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

f) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

g) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


h) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.


i) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


j) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

k) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

l) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

m) Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.

n) Other taxable investments, including CD's, money market deposit, checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

o) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


p) Internal Business Communications Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

q) Merrill Lynch Corporate Master Index - reflects Investment Grade (BB/Baa or better) corporate debt. It represents a cross-section of industries with maturities ranging from 1 to 15 years.


r) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Portfolio's fixed-income investments, as well as the value of its and the corresponding Fund's shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Portfolio's and thus the corresponding Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.


From time to time, the Adjustable U.S. Government Fund may advertise offers for the general public to attend free seminars where a guest speaker will discuss the benefits of investing in Franklin's professionally managed portfolio of U.S. government securities.

In addition, in promoting the sale of Fund shares, advertisements or information for the Fund may also include quotes from Benjamin Franklin, especially Poor Richard's Almanac.


The Adjustable U.S. Government Fund was the first investment company in the U.S. to invest primarily in mortgage-backed securities based upon adjustable rate mortgage obligations.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.9 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $221 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Trust's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.


SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Portfolio's investment manager and the Fund's administrator

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 2.25%.


PROSPECTUS - The prospectus for the Fund dated March 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDICES

SUMMARY OF PROCEDURES TO
MONITOR CONFLICTS OF INTEREST


The Board of Trustees of the Adjustable Rate Securities Portfolios, on behalf of its series ("master funds"), and the Board on behalf of the Fund ("feeder fund") (both of which, except in the case of three trustees, are composed of the same individuals) recognize that there is the potential for certain conflicts of interest to arise between the master fund and the feeder fund in this format. These potential conflicts of interest could include, among others: the creation of additional feeder funds with different fee structures; the creation of additional feeder funds that could have controlling voting interests in any pass-through voting which could affect investment and other policies; a proposal to increase fees at the master fund level; and any consideration of changes in fundamental policies at the master fund level that may or may not be acceptable to a particular feeder fund.


In recognition of the potential for conflicts of interest to develop, the Board of Trustees of Adjustable Rate Securities Portfolios and the Board of the Trust have adopted certain procedures under which i) management of the master fund and the feeder fund will, on a yearly basis, report to each board, including the independent members of each board, on the operation of the master/feeder fund structure; ii) the independent members of each board will have ongoing responsibility for reviewing all proposals at the master fund level to determine whether any proposal presents a potential for a conflict of interest and to the extent any other potential conflicts arise before the normal annual review, they will act promptly to review the potential conflict; iii) if the independent members of each board determine that a situation or proposal presents a potential conflict, they will request a written analysis from the master fund management describing whether the apparent potential conflict of interest will impede the operation of the constituent feeder fund and the interests of the feeder fund's shareholders; and iv) upon receipt of the analysis, the independent members of each board shall review the analysis and present their conclusion to the full boards.

If no actual conflict is deemed to exist, the independent board members will recommend that no further action be taken. If the analysis is inconclusive, they may submit the matter to and be guided by the opinion of independent legal counsel issued in a written opinion. If a conflict is deemed to exist, they may recommend one or more of the following actions: i) suggest a course of action designed to eliminate the potential conflict of interest; ii) if appropriate, request that the full boards submit the potential conflict to shareholders for resolution; iii) recommend to the full boards that the affected feeder fund no longer invest in its designated master fund and propose either a search for a new master fund in which to invest the feeder fund's assets or the hiring of an investment manager to manage the feeder fund's assets in accordance with its objectives and policies; iv) recommend to the full boards that a new board be recommended to shareholders for approval; or v) recommend such other action as may be considered appropriate.

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa- Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.










    Annual Report of Franklin Investors Securities Trust for the fiscal year ended October 31, 1997.



Annual Report

                               October 31, 1997

Franklin Investors Securities Trust

  Franklin Global Government Income Fund
  Franklin Short-Intermediate
  U.S. Government Securities Fund
  Franklin Convertible Securities Fund
  Franklin Adjustable U.S. Government Securities Fund
  Franklin Equity Income Fund
  Franklin Adjustable Rate Securities Fund


CONTENTS

Shareholder Letter                        1
Fund Reports
 Franklin Global Government
Income Fund                               4
 Franklin Short-Intermediate
U.S. Government
Securities Fund                           17
 Franklin Convertible
Securities Fund                           28
 Franklin Adjustable
U.S. Government
Securities Fund                           39
 Franklin Equity
Income Fund                               46
 Franklin Adjustable
Rate Securities Fund                      57
Financial Highlights &
Statement of Investments                  63
Financial Statements                      90
Notes to
Financial Statements                      99
Report of Independent
Accountants                               107
Tax Information                           108


CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.


(PICTURE OMITTED)
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Investors Securities Trust's annual report for the period ended October 31, 1997.

Trick or Treat?
During this one-year reporting period, benign inflation and declining interest rates led to accelerating economic activity. Many financial assets rose in value, with returns surpassing historical levels, and the Dow Jones(R) Industrial Average (the Dow) reveled in its meteoric rise. However, October is -- historically -- a month of volatility, and this year was no exception. During Halloween week, the mighty roar of the Asian "Tigers" dwindled to a sickly meow as most markets experienced severe valuation declines. The effect was widespread: In the U.S., the Dow tumbled a record 554 points, to 7161.15 on October 27.

The decline probably was enough to keep the Federal Reserve Board from acting to raise interest rates in the near term, but not enough to deter investors. The morning after saw the market gain back almost half of its losses. Although the Dow continued to seesaw throughout the remainder of that week, it closed at 7442.08 on October 31, 1997 -- an impressive 1400 points above its level of 6029.38 a year earlier.

The Tale of the Tortoise and the Hare
We can't promise that a positive economic environment will continue. It is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about volatility and the market's direction prompts us to comment on the importance of having your own long-term investment strategy. And when you consider your investment strategy, are you a tortoise or a hare?

We all know that familiar story: The tortoise won the race because he had a plan and stuck to it, not allowing the hare's fast start to distract him. Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. Smart investors think like the tortoise. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to speak with your investment representative about your financial goals. He or she can address concerns about volatility and help you stay focused on the long term and diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same: All of our portfolio managers are dedicated to providing shareholders like you with careful selection and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin Investors Securities Trust



FRANKLIN GLOBAL
GOVERNMENT INCOME FUND


Your Fund's Objective: Seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.1

1. The risks of investing in a non-diversified global fund, such as currency fluctuation and increased vulnerability to adverse economic, political or regulatory developments, are described in the fund's prospectus.


We are pleased to bring you this annual report of the Franklin Global Government Income Fund, which covers the 12 months ended October 31, 1997. The fund delivered a +4.31% one-year total return, as discussed in the Performance Summary on page 8.

General Economic Review
Global bond markets finished the reporting period with mixed results after experiencing severe volatility along the way. For example, 10-year U.S. Treasury bond yields fell between 6% and 7%, with each 1% rise or fall in yield resulting in about a 6% to 7% change in bond value. This volatility was primarily due to fears of inflation and higher interest rates in the U.S., the struggle in Europe to establish a common currency, and the appreciation of the U.S. dollar relative to most other currencies. Toward the end of the fund's reporting period, the dollar's appreciation became the most significant cause for volatility in global bond markets, greatly overshadowing other factors. A loss of confidence in the currencies of several East Asian countries caused many investors to liquidate their holdings in these countries and seek safety through U.S. dollar investments in what was widely termed the "East Asian currency crisis."

Currency Movements
The single largest event in world currency markets over the reporting period had little direct impact on the fund. Although many East Asian countries suffered severe currency devaluations against the U.S. dollar, the fund holds no investments in these countries and avoided many of the effects of this crisis. In other markets, activity in the U.S. significantly influenced foreign bond and currency markets. At the beginning of the one-year period, European interest rates were relatively low, with many markets experiencing short-term rates considerably lower than U.S. rates. Attracted by higher rates in the U.S., foreign investors purchased U.S. dollar assets, and the dollar began a long, steady appreciation against most foreign currencies. During the period, for example, the U.S. dollar appreciated 13.79% against the German mark, from 1.5173 to 1.7265 marks to the dollar. This meant that the value of the fund's German bond holdings declined by 12.12% in U.S. dollar terms.

However, the decline in many foreign currencies relative to the U.S. dollar was not exclusively the result of events in the United States. Domestic conditions in Europe, particularly events surrounding the formation of a common European currency, also were contributing factors. In attempting to meet requirements for membership in the European Monetary Union, the French, Italian, and Spanish governments cut their budgets aggressively, leading to declines in European interest rates and depreciation of most European currencies relative to the U.S. dollar. Although prospects for a common currency generally improved during the period under review, a heightened sense of uncertainty remained, and many European currencies experienced significant volatility as the process unfolded.

Portfolio Notes
Responding to what we considered to be buying opportunities, largely in the German market, we increased the fund's European bond holdings from 38.0% on October 31, 1996 to 41.8% of total net assets on October 31, 1997, while selling modest amounts of securities from Denmark, Ireland, Spain, and the United Kingdom. We also shifted assets into Latin America from other U.S. dollar-denominated holdings, such as Australia. Our holdings of Latin American securities increased, during the period, from 12.4% to 19.2% of total net assets, with the largest increases occurring in our Brazilian and Venezuela holdings. Our focus on what we believe to be the strong underlying strengths of the Latin American bond market, enabled us to avoid most of the ill effects of the East Asian currency crisis, which afflicted many of the emerging markets in Asia.

The fund's average maturity was 5.9 years at the end of the period, compared with 5.6 years at the beginning. During the period, we slightly reduced the average maturity of our holdings from industrial countries, while modestly increasing the average maturity of Latin American holdings.

In our opinion, the greatest risk to the bond values of those countries the fund invests in is expanding economic growth. Should this trend continue, global bond markets could become more volatile over the intermediate term because such growth could increase the risk of scarcity in certain key resources, particularly labor, leading to wage and price increases. Because central banks generally raise interest rates in an effort to slow growth to non-inflationary levels, such a scenario could result in higher interest rates and lower bond prices. However, controlled interest rate increases before inflation occurs could lead to greater long-term, global financial stability.

Regarding global currencies, we believe that the U.S. dollar's fundamentals at the end of the reporting period continued to support its value against currencies of most European countries experiencing high labor costs and high unemployment. Unless this situation changes, we would expect to maintain our emphasis on U.S. dollar-denominated assets.

Please remember, this discussion reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Thomas J. Dickson
Portfolio Manager
Franklin Global Government Income Fund



Franklin Global Government Income Fund
Country Distribution

As a Percentage of Total Net Assets

Country         10/31/9610/31/97

United States      24.7% 24.3%
Germany             2.2% 12.3%
Italy              12.4% 11.7%
Canada             11.9%  8.5%
Spain               7.4%  7.0%
Argentina           4.9%  6.0%
Brazil              3.1%  5.8%
Sweden              3.0%  5.7%
Mexico              4.5%  5.0%
Australia           9.5%  4.2%
United Kingdom      7.5%  3.3%
Venezuela           0.0%  2.2%
New Zealand         3.1%  2.0%
Denmark             4.2%  1.8%
Panama              0.0%  0.2%
Irish Republic      1.2%  0.0%
South Africa        0.4%  0.0%

PERFORMANCE SUMMARY

Class I
Franklin Global Government Income Fund - Class I share price, as measured by net asset value, decreased 24.0 cents, from $8.65 on October 31, 1996, to $8.41 on October 31, 1997.

During the reporting period, the fund paid distributions of 60.0 cents ($0.60) per share in dividend income, and a special year-end distribution of
2.0 cents ($0.02) per share. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $8.78 on October 31, 1997, your fund's distribution rate was 6.83%.

The fund reported a cumulative total return of +4.31% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 10 compares the performance of the fund's Class I shares, since inception, with that of the JP Morgan Global Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of JP Morgan's index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Franklin Global
Government Income Fund
Class I
Dividend Distributions

11/1/96 - 10/31/97

               Dividend
Month         per Share
November      5.0 cents
December      5.0 cents
January       5.0 cents
February      5.0 cents
March         5.0 cents
April         5.0 cents
May           5.0 cents
June          5.0 cents
July          5.0 cents
August        5.0 cents
September     5.0 cents
October       5.0 cents
Total        60.0 cents

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Global Government Income Fund - Class I

Periods ended 10/31/97
                                                 Since
                                               Inception
                              1-Year  5-Year   (3/15/88)
Cumulative Total Return1       4.31%  43.95%    103.15%
Average Annual Total Return2  (0.12)%  6.63%      7.09%
Distribution Rate3         6.83%
30-Day Standardized Yield4 5.43%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of October's 5.0 cents per share monthly dividend and the maximum offering price of $8.78 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II
Franklin Global Government Income Fund - Class II share price, as measured by net asset value, decreased 24.0 cents, from $8.65 on October 31, 1996, to $8.41 on October 31, 1997.

During the reporting period, the fund paid distributions of 55.31 cents ($0.5531) per share in dividend income, and a special year-end distribution of 2.0 cents ($0.02) per share.

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 4.64 cents ($0.0464) per share and the offering price of $8.49 on October 31, 1997, your fund's distribution rate was 6.56%.

The fund reported a cumulative total return of +3.74% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The graph on page 13 compares the performance of the fund's Class II shares since inception, with that of the JP Morgan Global Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of JP Morgan's index.


Franklin Global
Government Income Fund
Class II
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November     4.68 cents
December     4.68 cents
January      4.58 cents
February     4.58 cents
March        4.58 cents
April        4.58 cents
May          4.58 cents
June         4.58 cents
July         4.61 cents
August       4.61 cents
September    4.61 cents
October      4.64 cents
Total       55.31 cents


Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Global Government Income Fund - Class II
Periods ended 10/31/97
                                           Since
                                         Inception
                                 1-Year   (5/1/95)
Cumulative Total Return1         3.74%     23.42%
Average Annual Total Return2     1.64%      8.09%
Distribution Rate3          6.56%
30-Day Standardized Yield4  4.87%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of October's 4.64 cents per share monthly dividend and the offering price of $8.49 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Franklin Global Government
Income Fund
Advisor Class
Dividend Distributions

1/2/97 - 10/31/97

            Dividend
Month       per Share
January      5.07 cents
February     5.07 cents
March        5.07 cents
April        5.07 cents
May          5.07 cents
June         5.07 cents
July         5.07 cents
August       5.07 cents
September    5.07 cents
October      5.07 cents
Total       50.70 cents

Advisor Class

Franklin Global Government Income Fund - Advisor Class share price, as measured by net asset value, decreased 30.0 cents, from $8.71 on January 2, 1997 (day of commencement of sales), to $8.41 on October 31, 1997.

During the reporting period, the fund paid distributions of 50.70 cents ($0.5070) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 5.07 cents ($0.0507) per share and the fund's net asset value price of $8.41 on October 31, 1997, your fund's distribution rate was 7.23%.

The fund reported a cumulative total return of +2.49% for the ten-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The graph on page 16 compares the performance of the fund's Advisor Class shares with that of the JP Morgan Global Government Bond Index. For the periods prior to January 2, 1997, the fund performance is that of the fund's Class I shares, excluding the initial sales charge, but including Class I expenses. As the graph illustrates, the fund's performance has closely followed that of JP Morgan's index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Global Government Income Fund - Advisor Class

Periods ended 10/31/97
                                           Since Inception
                                             of the Fund
                           1-Year*  5-Year*    (3/15/88)*
Cumulative Total Return1    4.63%   44.39%      103.78%
Average Annual Total Return1 4.63%   6.69%        7.12%
Distribution Rate2               7.23%
30-Day Standardized Yield3       5.53%

*Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 2.49%.
1. Cumulative total return measures the change in value of an investment over the indicated periods. Average annual total return represents the average annual change in value of an investment over the specified periods.
2. Distribution rate is based on an annualization of October's 5.07 cents per share monthly dividend and the fund's net asset value price of $8.41 on October 31, 1997.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND


Your Fund's Objective: Seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.

Franklin Short-Intermediate U.S. Government Securities Fund generated a +5.88% cumulative total return for the 12-month period ended October 31, 1997, as discussed in the Performance Summary on page 20.

During the reporting period, economic conditions in the U.S. were extremely favorable for investors. Economic growth in the fourth quarter of 1996 began on a slow note, but by the end of the year and into the first quarter of 1997, it increased. Interest rates -- which had declined between the third and fourth quarters of 1996 -- reversed course and nudged higher. Investors feared that a tight labor market, combined with strong growth, would continue to push up wages, eventually leading to higher prices for consumers. To no one's surprise, the Federal Reserve Board (the Fed) bumped the federal funds rate to 5.50% from 5.25% at the Federal Open Market Committee meeting in March, citing heightened inflation risk for this quarter-point increase. The Fed's hope to slow economic growth and inflationary pressures occurred as second quarter growth declined relative to the first quarter's; however, indications are that the economy is regaining momentum because of strong consumer spending in the third quarter of 1997.

The fund's total return for the year, however, was below that of the unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index, which ended at 6.83% for the same period.1 Unlike the fund, the Lehman Brothers Index does not include any management expenses. This fact, coupled with the fund's conservative investment strategy, led to the relative underperformance.

1. One cannot invest directly in an index.


Overall, the fund's returns for the year are almost exclusively from coupon income. On October 31, 1997, compared with October 31, 1996, short-term interest rates, short-term U.S. Treasury note prices and the fund's share value remained virtually unchanged. However, high volatility throughout the reporting period caused us to monitor the Fed's activities closely as we attempted to position the portfolio to avoid interest rate risk. We continue to maintain the portfolio's weighted average maturity very close to our minimum of two years.

When the Fed raised the benchmark for the federal funds rate in March, we already were investing 35% of the fund's assets in overnight investments. We maintained a relatively high cash position until the summer, when favorable inflation news and continued improvements with lowering the budget deficit made it clear the Fed was unlikely to raise rates further. Accordingly, we reduced the fund's position in overnight investments, from approximately 15% of total net assets in June, to less than 2% by the end of September.

Although the Fed currently maintains a bias towards tightening monetary policy, we believe it is unlikely that they will raise interest rates in the very near term. For this reason, 98% of the portfolio remains invested in U.S. Treasury notes.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be different at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we remain committed to our disciplined, value-oriented approach, which has historically produced consistent and favorable long-term results. We thank you for your participation in the Franklin Short-Intermediate U.S. Government Securities Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

David Capurro
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund

PERFORMANCE SUMMARY

Class I
Franklin Short-Intermediate U.S. Government Securities Fund - Class I share price, as measured by net asset value, increased 1.0 cent, from $10.28 on October 31, 1996, to $10.29 on October 31, 1997.

During the reporting period, the fund paid distributions of 57.60 cents ($0.5760) per share in dividend income. Dividends will vary, depending on the fund's income, and past distributions are not indicative of future trends.

Based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $10.53 on October 31, 1997, your fund's distribution rate was 5.47%.

The fund reported a cumulative total return of +5.88% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 22 compares the performance of the fund's Class I shares, for the past 10 years, with that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index** and the Consumer Price Index (CPI). As the graph illustrates, the fund's performance has exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment. The fund also closely followed the benchmark index.

**The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. Government securities and Treasuries with maturities from one to five years.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Short-Intermediate U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.



Franklin Short-Intermediate U.S. Government Securities Fund
Class I
Dividend Distributions

11/1/96 - 10/31/97*

            Dividend
Month       per Share
November     4.80 cents
December     4.80 cents
January      4.80 cents
February     4.80 cents
March        4.80 cents
April        4.80 cents
May          4.80 cents
June         4.80 cents
July         4.80 cents
August       4.80 cents
September    4.80 cents
October      4.80 cents
Total       57.60 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Short-Intermediate
U.S. Government Securities Fund - Class I
Periods ended 10/31/97
                                                       Since
                                                     Inception
                               1-Year 5-Year 10-Year (4/15/87)
Cumulative Total Return1        5.88% 29.42  %97.06% 103.80%
Average Annual Total Return2    3.46%  4.82%   6.77%   6.75%
Distribution Rate3                  5.47%
30-Day Standardized Yield4          4.97%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $10.53 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Short-Intermediate U.S. Government Income Fund
Advisor Class
Dividend Distributions

1/2/97 - 10/31/97*

            Dividend
Month       per Share
January      4.55 cents
February     4.86 cents
March        4.86 cents
April        4.86 cents
May          4.84 cents
June         4.86 cents
July         4.88 cents
August       4.88 cents
September    4.88 cents
October      4.89 cents
Total       48.36 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



Advisor Class

Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class share price, as measured by net asset value, increased 6.0 cents, from $10.24 on January 2, 1997 (day of commencement of sales), to $10.30 on October 31, 1997.

During the reporting period, the fund paid distributions of 48.36 cents ($0.4836) per share in dividend income. Dividends will vary, depending on the fund's income, and past distributions are not indicative of future trends.

Based on an annualization of the current monthly dividend of 4.89 cents ($0.0489) per share and the fund's net asset value price of $10.30 on October 31, 1997, your fund's distribution rate was 5.70%.

The fund reported a cumulative total return of +5.45% for the ten-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The graph on page 26 compares the performance of the fund's Advisor Class shares with that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index** and the Consumer Price Index (CPI). For the periods prior to January 2, 1997, the fund performance is that of the Fund's Class I shares, excluding the initial sales charge, but including Class I expenses. As the graph illustrates, the fund's performance has exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment. The fund also closely followed the benchmark index.


**The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. Government securities and Treasuries with maturities from one to five years.


Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Short-Intermediate U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Short-Intermediate
U.S. Government Securities Fund - Advisor Class
Periods ended 10/31/97
                                                    Since Inception
                                                     of the Fund
                              1-Year* 5-Year* 10-Year*(4/15/87)*
Cumulative Total Return1      5.92%   29.46%   97.13%   103.87%
Average Annual Total Return1  5.92%    5.30%    7.02%     6.99%
Distribution Rate2                5.70%
30-Day Standardized Yield3        5.17%

*Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 5.45%.
1. Cumulative total return measures the change in value of an investment over the indicated periods. Average annual total return represents the average annual change in value of an investment over the specified periods.
2. Distribution rate is based on an annualization of the current 4.89 cent per share monthly dividend and the fund's price of $10.30 on October 31, 1997.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN CONVERTIBLE
SECURITIES FUND


Your Fund's Objective: Seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

Franklin Convertible Securities Fund - Class I produced a +22.47% cumulative total return for the one-year period ended October 31, 1997, as discussed in the Performance Summary on page 32.

Our investment strategy is to purchase convertible securities that we believe have strong total return potential and favorable risk/return profiles. We look for securities that allow us to capture a significant portion of the underlying equity's price appreciation while attempting to limit our exposure to potential price declines. To identify investments that meet our criteria, we screen the convertible security universe, narrowing our options to those companies we believe have superior business prospects and attractive valuation levels.

During the one-year reporting period, benign inflation and declining interest rates led to accelerating economic activity, higher employment, and tighter capacity utilization, resulting in increased earnings for economically sensitive companies operating at above-average levels. We purchased the securities of companies benefiting from this cyclical upswing, including Roper Industries Inc., Atchison Castings, CNF Transportation Corp., International Paper, and Atlantic Coast Airlines.

In addition, we invested in the economically sensitive real estate market, where a relatively tight supply/demand balance permitted above-average pricing flexibility. Positions in this sector include FelCor Suites Hotels, Host Marriott, Sholodge, Hilton Hotels, and Burnham Pacific. We also own the convertibles of real estate investment trusts (REITs) OMEGA Healthcare Investors, Inc. and Macerich Co.

In the past, we have held significant positions in technology companies (14.8% of total net assets on October 31, 1997) whose products allow their customers to lower costs, reduce inventory, decrease time-to-market, and improve customer satisfaction. Although the logic seems simple, implementation has been difficult. For example, Dovatron International Inc.
(DII) Group, our largest position, had problems increasing earnings, but our patience with this security was rewarded. DII turned in an outstanding performance during the reporting period, with its stock price rising from the $90s to over $170 before declining in profit taking.

We also had exposure to a variety of industries in the midst of consolidation, which resulted in the issuance of many securities that helped the fund's performance over the fiscal year. For example, companies may acquire small, inefficient operators in highly fragmented industries and implement labor-saving technology, centralized purchasing, and reduce overhead. In doing so, a consolidator can increase its revenues, profit margins and earnings per share. Some of our positions within the media/broadcasting and services sectors that benefited from such activity were Triathlon Broadcasting and Veterinary Centers of America. We found additional consolidation-based investment opportunities in the oil and energy sectors, where we own Seacor Holdings Inc., Parker Drilling, McDermott International Inc., and Halter Marine.

Franklin Convertible Securities Fund
Franklin Convertible
Securities Fund
Portfolio Breakdown

10/31/96 vs. 10/31/97

Portfolio

Sector          10/31/96 10/31/97
Convertible
Bonds              63.0% 57.8%
Convertible
Preferred Stocks   20.5% 23.0%
Corporate Bonds     3.1%  0.0%
Common Stocks
& Warrants          3.0% 10.1%
Cash &
Short-Term
Equivalents        10.4%  9.1%


Franklin Convertible
Securities Fund
Top Five Holdings

10/31/97

Company

(Type of Security)       % of Total
INDUSTRY                 Net Assets
Dovatron (DII) Group
(Convertible Bond)
ELECTRONICS                    3.12%
SPACEHAB
(Convertible Bond)
AEROSPACE/DEFENSE              2.03%
WBKSTRYPES
(Convertible Preferred Stock)
FINANCIAL SERVICES             1.91%
Rite Aid
(Convertible Bond)
RETAIL                         1.74%
ESCMedical
(Convertible Bond)
HEALTH CARE                    1.74%

For a complete list of portfolio holdings, please see page 74 of this report.

Our Argentina-based positions also contributed to the fund's positive performance, posting strong returns as the Argentine economy continued its emergence from recession. However, during the 12-month period, we trimmed our holdings to half of our original allocation as the shares of YPF, Telefonica de Argentina, and Banco de Galicia, SA experienced price appreciation.

Since many of our holdings rose in price over the reporting period -- and because we strive to maintain a strong upside/downside profile in the fund -- portfolio turnover was high. We actively took profits and invested in the new issue marketplace where some of the most attractively valued securities could be found. We purchased new issues from Costco, Rite Aid, Technomatix, Tower Automotive, Assisted Living Concepts, and the previously mentioned Halter Marine, among others.

Most disappointing to us has been the performance of our U.S. Diagnostic convertible bonds, for which we had high hopes. The company had both legal and accounting problems that, in turn, interfered with its fundamental prospects and stock price performance. Still, industry dynamics remain attractive and we believe U.S. Diagnostic is preparing for renewed growth after a year of retrenchment.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be diferent at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we see investment potential in the Asian markets that have been rocked by currency speculation and devaluation, political stonewalling, and slowing growth. This environment generally breeds opportunity, and we will be searching for those companies and securities that meet our stringent investment criteria. We thank you for your participation in the Franklin Convertible Securities Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

Edward B. Jamieson
Portfolio Manager


PERFORMANCE SUMMARY

Class I
Franklin Convertible Securities Fund - Class I share price, as measured by net asset value, increased $1.29, from $13.45 on October 31, 1996, to $14.74 on October 31, 1997.

During the reporting period, the fund paid distributions of 60.0 cents ($0.60) per share in dividend income and 90.1 cents ($0.901) per share in capital gains, of which 72.5 cents ($0.725) represented short-term gains and
17.6 cents ($0.176) represented long-term gains.

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $15.43 on October 31, 1997, your fund's distribution rate was 3.89%.

The fund reported a +22.47% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 34 compares the performance of the fund's Class I shares, for the past 10 years, with that of the Goldman Sachs Convertible 100 Bond Index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Convertible Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Franklin Convertible
Securities Fund
Class I
Dividend Distributions

11/1/96 - 10/31/97

                Dividend
Month          per Share
November      5.0 cents
December      5.0 cents
January       5.0 cents
February      5.0 cents
March         5.0 cents
April         5.0 cents
May           5.0 cents
June          5.0 cents
July          5.0 cents
August        5.0 cents
September     5.0 cents
October       5.0 cents
Total        60.0 cents


GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Convertible Securities Fund - Class I


Periods ended 10/31/97
                                                          Since
                                                        Inception
                             1-Year      5-Year   10-Year (4/15/87)
Cumulative Total Return1     22.47%      115.74%  275.51%  241.84%
Average Annual Total Return2 16.99%      15.55%   13.62%   11.87%
Distribution Rate3                 3.89%
30-Day Standardized Yield4         3.02%
Value of $10,000 Investment5 $11,699    $20,600  $35,850  $32,630
                          1993   1994   1995   1996   1997
Fiscal Year Total Return6 28.26% 2.17% 15.18% 16.71% 22.47%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.5% initial sales charge.
3. Distribution rate is based on an annualization of October's 5.0 cent per share monthly dividend and the maximum offering price of $15.43 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge.
6. Total return represents the change in value of an investment and exclude sales charges.
Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Convertible
Securities Fund
Class II
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November     4.32 cents
December     4.32 cents
January      4.13 cents
February     4.13 cents
March        4.13 cents
April        4.22 cents
May          4.22 cents
June         4.22 cents
July         4.23 cents
August       4.23 cents
September    4.23 cents
October      4.08 cents
Total       50.46 cents



Class II

Franklin Convertible Securities Fund - Class II share price, as measured by net asset value, increased $1.27, from $13.41 on October 31, 1996, to $14.68 on October 31, 1997.

During the reporting period, the fund paid distributions of 50.46 cents ($0.5046) per share in dividend income and 90.1 cents ($0.901) per share in capital gains, of which 72.5 cents ($0.725) represented short-term gains and
17.6 cents ($0.176) represented long-term gains.

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 4.08 cents ($0.0408) per share and the offering price of $14.83 on October 31, 1997, your fund's distribution rate was 3.30%.

The fund reported a +21.54% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The graph on page 38 compares the performance of the fund's Class II shares, since inception, with that of the Goldman Sachs Convertible 100 Bond Index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Convertible Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Convertible Securities Fund - Class II

Periods ended 10/31/97
                                            Since
                                          Inception
                                 1-Year   (10/2/95)
Cumulative Total Return1         21.54%    38.03%
Average Annual Total Return2     19.29%    16.20%
Distribution Rate3          3.30%
30-Day Standardized Yield4  2.36%
Value of $10,000 Investment5   $11,929     $13,667

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of October's 4.08 cent per share monthly dividend and the offering price of $14.83 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charges.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND


Your Fund's Objective: Seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. government agency-guaranteed, mortgage-backed securities.1


1. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

Franklin Adjustable U.S. Government Securities Fund enjoyed a positive year, posting a cumulative total return of +7.18% for the 12-month period ended October 31, 1997, as discussed in the Performance Summary on page 43.

Your fund's underlying portfolio consists primarily of Adjustable Rate Mortgages (ARMs). It also contains other securities linked to or collateralized by mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities.2 These include obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Government National Mortgage Association (GNMA or Ginnie Mae). Such securities retain high credit quality.


2. The fund invests a substantial amount of its assets in the U.S. Government Adjustable Rate Portfolio, whose investment objective is the same as the fund's. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of interest and principal.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


At the close of the period, your fund's distribution rate was 5.69%. As shown in the graph above, this rate remained competitive, slightly outperforming the yield of the one-year Treasury bill. Of course, the value and interest rate of Treasuries, if held to maturity, are fixed, and principal is guaranteed. In contrast, the investment return and share price of Franklin Adjustable U.S. Government Securities Fund will fluctuate with market conditions. In addition, monthly payments of agency mortgage securities include both principal and interest, while semiannual payments of U.S. Treasury securities represent interest only.

The fund's fiscal year was characterized by strong economic growth. Concerned that this growth would cause increased inflation, the Federal Reserve Board raised the federal funds rate by 25 basis points in March, from 5.25% to 5.50%. However, this increased inflation never materialized, leading to lower interest rates and higher bond prices.

While interest rates remain at levels similar to a year ago, the differential between long-term and short-term rates has narrowed. For example, the difference between 30-year and 2-year Treasuries has contracted by roughly 30 basis points since last fall. Mortgage securities, and adjustable rate mortgages (ARMs) in particular, benefited from this yield tightening.

ARMs' coupons reset at periodic intervals to reflect current rates, and are subject to annual caps which limit how much their coupons can change. ARM price movements in the portfolio remained modest and ARM caps were not in any danger of being reached. However, after being fairly dormant earlier in the year, ARM prepayments, which limit the appreciation potential of these securities, increased with the overall decline in interest rates.

In an effort to reduce the negative impact ARM prepayments can have on the underlying portfolio, we maintained an overweighting in seasoned, nonconvertible ARMs, which are less likely to experience high levels of prepayments. These securities have performed extremely well over the past year. In addition, our investment choices remained with those securities that adjust rapidly, such as reflected in the Constant Maturity Treasury Index
(CMT). We remain underweighted in ARMs tied to the Eleventh District Cost of Funds Index (COFI), which tend to lag market movements.

We anticipate an economy with moderate growth and no sharp inflationary rises. This should produce stable-to-slightly higher interest rates with continued low interest-rate volatility. We are attempting to position the fund to perform well in this environment. At the same time, we are striving to keep portfolio turnover low to reduce transaction costs. Our main concern continues to be stability of principal, while maintaining a yield competitive with other short-term alternatives.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be different at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we remain committed to our disciplined, value-oriented approach, which has historically produced consistent and favorable long-term results. We thank you for your participation in the Franklin Adjustable U.S. Government Securities Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

Jack Lemein
Portfolio Manager
Franklin Adjustable U.S. Government Securities Fund



PERFORMANCE SUMMARY


Franklin Adjustable U.S. Government Securities Fund's share price, as measured by net asset value, increased 11.0 cents, from $9.37 on October 31, 1996, to $9.48 on October 31, 1997.

During the reporting period, the fund paid distributions of 54.3 cents ($0.543) per share in dividend income. Dividends will vary depending on income earned by the fund, and past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $9.70 on October 31, 1997, your fund's distribution rate was 5.69%.

The fund reported a cumulative total return of +7.18% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 44 compares the performance of the fund's shares, for the past 10 years, with that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-Month CD Index.*

*Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities with maturities from one to two years.

Franklin Adjustable
U.S. Government
Securities Fund
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November      4.4 cents
December      4.4 cents
January       4.4 cents
February      4.4 cents
March         4.5 cents
April         4.6 cents
May           4.6 cents
June          4.6 cents
July          4.6 cents
August        4.6 cents
September     4.6 cents
October       4.6 cents
Total        54.3 cents


GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Adjustable U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Franklin Adjustable U.S. Government Securities Fund
Periods ended 10/31/97
                                             Since
                                           Inception
                            1-Year  5-Year (10/20/87)
Cumulative Total Return1     7.18%  23.09%   78.94%
Average Annual Total Return2 4.72%   3.76%    5.73%
Distribution Rate3         5.69%
30-Day Standardized Yield4 5.53%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of October's 4.6 cent per share monthly dividend and the maximum offering price of $9.70 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases distribution rate, yield, and total return to shareholders. Without these reductions, the fund's total return and distribution rate would have been somewhat lower, and the yield for the period would have been 5.34%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN EQUITY INCOME FUND


Your Fund's Objective: Seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average yields.

Over the past year, the U.S. economy continued its steady course of moderate growth, with Gross Domestic Product (GDP) growing at just under 3.5%. Despite the economy's seventh consecutive year of expansion, inflation has remained surprisingly tame. In fact, the Consumer Price Index (CPI) declined from an annual growth rate of 3.4% in the fourth quarter of 1996, to a current rate of 2.2%, the lowest level since 1965.1 Following these economic trends, corporate profits continued their climb and stock market valuations rose to the expensive end of their historical ranges.

1. Source: Bloomberg, 10/31/97.


As a result, our search for both attractively valued and above-average yielding stocks became a somewhat more difficult task. We responded proactively by seeking investment opportunities in all sectors and markets that met our investment criteria. Reversing the trend seen through most of 1996, large capitalization stocks modestly outperformed small capitalization issues, and traditional value stocks registered improved relative performance compared with growth stocks. The recent performance of the Franklin Equity Income Fund, which invests in large cap value stocks, reflects this shift. The fund's Class I shares generated a +24.40% cumulative total return for the one-year period ended October 31, 1997, as discussed in the Performance Summary on page 51. We believe this is largely a result of our disciplined, value-oriented investment philosophy.

The fund seeks to invest in stocks that are selling at attractive prices according to such measurements as relative dividend yield, book value, revenues, and normalized earnings. We often find such stocks in companies that appear to be fundamentally strong, but have experienced temporary earnings disappointments, or those in industries with uncertain prospects for near-term earnings growth.

We continue to believe that stocks of various utilities, especially electric companies, represent an investment opportunity as many companies are selling at their most attractive relative valuations in over two decades. Lack of meaningful earnings growth in recent years and uncertainty regarding future industry deregulation have resulted in the industry's underperformance against the general stock market averages over the last several years. Although the fund's electric utility stocks registered disappointing relative returns during the fiscal year, we took advantage of the sector's weakness by investing in the stocks of MidAmerica Energy, Northern States Power, Entergy and the convertible preferred stock of CMS Energy, all of which are high-quality, low-cost electricity producers. Conversely, we eliminated investments in weaker-positioned electric utilities that did not meet earlier expectations. Among those positions sold were PECO Energy, Public Service Enterprises, and Unicom. Investments in electric utilities represented 11.2% of the fund's total net assets on October 31, 1997.


Franklin Equity Income Fund
Top 10 Holdings
10/31/97

Company                  % of Total
INDUSTRY                 Net Assets
Atlantic Richfield Co.
OIL                       2.86%
Penney (J.C.) Co., Inc.
RETAIL                    2.14%
Bell Atlantic
TELEPHONE UTILITIES       2.13%
Southern New England
Telecommunications Corp.
TELEPHONE UTILITIES       2.12%
Texaco, Inc.
OIL                       1.92%
U.S. West Communications
Group
TELEPHONE UTILITIES       1.77%
Chevron Crop.
OIL                       1.77%
FelCor Suite Hotels, Inc.
REIT                      1.74%
Equity Residential
Properties Trust
REIT                      1.69%
YPF, SA, ADR
OIL                       1.65%

For a complete list of portfolio holdings, please see page 84 of this report. Franklin Equity Income Fund
Top Five Investment Sectors

10/31/96 vs. 10/31/97

                  10/31/96
Oil Integrated      15.8%
Electric Utilities  14.7%
Telecommunications  10.2%
Financial Services   6.5%
REITs                5.8%

                  10/31/97

Oil Integrated      14.1%
Electric Utilities  11.2%
Telecommunications   9.3%
Financial Services   8.4%
REITs                7.7%


Stocks of telephone companies also represent a significant portion of the portfolio, accounting for 9.3% of the fund's total net assets at fiscal year end. The overall industry weighting did not alter significantly during the year, but we did make several changes. Most notably, we initiated a position in AT&T amid price weakness, and realized profits in two of our foreign-based investments -- Hong Kong Telecom and British Telecom, which had met price targets.

Energy stocks remain the fund's largest investment sector, at 14.1% of total net assets on October 31, 1997. The combination of strong cash flows, attractive current fundamentals, and above-average dividend yields made many stocks in this industry ideal investment candidates for our portfolio. Moreover, we believe future prospects are also favorable, as worldwide demand for oil and gas -- relative to exploration and production activity -- should lead to strong prices and profit growth for the industry's leaders. Energy investments represent four of the fund's top 10 positions and include Atlantic Richfield, Texaco, YPF Sociedad Anonima, and Chevron.

Overall, the weighting of our financial services investments (banks, insurance and real estate companies) rose during the year, and we found attractive investments in this sector. New bank positions included Beneficial Corp. and the convertible preferred stock of National Australia Bank. Insurance stocks, despite having favorable industry fundamentals and attractive valuations, have underperformed banks in recent years. Among the fund's new insurance positions was Mid Ocean Ltd., a Bermuda-based property/casualty company which offered a 5.6% dividend yield and sold at less than 10 times 1997 estimated earnings at time of purchase. Investments in real estate companies, primarily REITs, were up to 7.7% of total net assets on October 31, 1997, compared with 5.8% a year ago. New investments and additions to existing positions during the year included industry-leading REITs such as Equity Office Properties, Equity Residential, FelCor Suites Hotels, and Simon DeBartolo. On the other hand, we took profits in foreign-based Christiania Bank and domestic-based savings bank Great Western Financial, which was subject to an acquisition bid during the year. We also sold our investment in Catellus Corp., a California-based real estate owner and developer, as it reached its price target during the period, and eliminated Oasis, a Las Vegas-based apartment REIT that did not meet expectations.

Among consumer staple stocks, we continued to realize profits in some of the pharmaceutical positions we initiated in 1993 and 1994 during uncertainty over health care reform. We eliminated the fund's holding of American Home Products and reduced Bristol Myers Squibb in the last six months, both at gains in excess of 100% of cost. On the other hand, an investment opportunity in Pharmacia & Upjohn arose as a result of the stock's recent price declines. The stock had come under pressure as a result of recent earnings disappointment that we believe will not adversely affect the company's favorable, long-term growth prospects. Pharmacia & Upjohn is a position we owned in the past, and we were able to reinvest in the stock at a 25% lower price than when we sold it in 1996. Investment changes among food and household products stocks were also made during the reporting period. We found buying opportunities in Heinz and Cadbury Schweppes based on their relative valuations and recent restructurings that were designed to lead to improved share value. Also, we initiated a new position in Amway Asia, which had declined in price by over 40% from its high earlier in the year. Although the company is suffering from the effects of currency woes in Indonesia and Malaysia, not to mention an economic slowdown in China, its longer-term prospects appear excellent.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be diferent at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we remain committed to our disciplined, value-oriented approach, which has historically produced consistent and favorable long-term results. We thank you for your participation in the Franklin Equity Income Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

Frank Felicelli
Portfolio Manager


PERFORMANCE SUMMARY


Class I

Franklin Equity Income Fund - Class I share price, as measured by net asset value, increased $2.90, from $16.41 on October 31, 1996, to $19.31 on October 31, 1997.

During the reporting period, the fund paid distributions of 62.4 cents ($0.6240) per share in dividend income, a special 1996 year-end distribution of 2.1 cents ($0.021) per share, and 32.5 cents ($0.325) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 5.2 cents ($0.052) per share, and the maximum offering price of $20.22 on October 31, 1997, your fund's distribution rate was 3.09%.

The fund reported a +24.40% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 52 compares the performance of the fund's Class I shares, since inception, with that of the unmanaged Standard and Poor's 500 Stock Index, and the Consumer Price Index (CPI). As you can see, the fund's performance exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Equity Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Franklin Equity Income Fund
Class I
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November     5.20 cents
December     5.20 cents
January      5.20 cents
February     5.20 cents
March        5.20 cents
April        5.20 cents
May          5.20 cents
June         5.20 cents
July         5.20 cents
August       5.20 cents
September    5.20 cents
October      5.20 cents
Total       62.40 cents



GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Equity Income Fund - Class I
Periods ended 10/31/97
                                                   Since
                                                 Inception
                                1-Year  5-Year   (3/15/88)

Cumulative Total Return1         24.40%  107.24%    251.79%
Average Annual Total Return2     18.83%   14.64%     13.41%
Distribution Rate3          3.09%
30-Day Standardized Yield4  3.05%
Value of $10,000 Investment5   $11,883  $19,799    $33,601
                            1993  1994   1995   1996   1997
Fiscal Year Total Return6  24.11% 1.95% 14.17% 15.32% 24.40%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.5% initial sales charge.
3. Distribution rate is based on an annualization of October's 5.2 cent per share monthly dividend and the maximum offering price of $20.22 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge.
6. Total return represents the change in value of an investment and exclude sales charges.
Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Equity Income Fund
Class II
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November     4.38 cents
December     4.38 cents
January      4.07 cents
February     4.07 cents
March        4.07 cents
April        4.49 cents
May          4.49 cents
June         4.49 cents
July         4.12 cents
August       4.12 cents
September    4.12 cents
October      3.95 cents
Total       50.75 cents

Class II

Franklin Equity Income Fund - Class II share price, as measured by net asset value, increased $2.88, from $16.38 on October 31, 1996, to $19.26 on October 31, 1997.

During the reporting period, the fund paid distributions of 50.75 cents ($0.5075) per share in dividend income, a special 1996 year-end distribution of .57 cent ($0.0057) per share, and 32.5 cents ($0.325) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 3.95 cents ($0.0395) per share, plus a 12b-1 differential adjustment of .06 cents ($0.0006), and the offering price of $19.45 on October 31, 1997, your fund's distribution rate was 2.47%.

The fund reported a +23.40% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The graph on page 56 compares the performance of the fund's Class II shares, since inception, with that of the unmanaged Standard and Poor's 500 Stock Index, and the Consumer Price Index (CPI). As you can see, the fund's performance exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Equity Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Equity Income Fund - Class II

Periods ended 10/31/97
                                                Since
                                              Inception
                                   1-Year     (10/2/95)
Cumulative Total Return1           23.40%     40.39%
Average Annual Total Return2       21.15%     17.16%
Distribution Rate3          2.47%
30-Day Standardized Yield  42.39%

Value of $10,000 Investment5      $12,115   $13,903

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of October's 3.95 cent per share monthly dividend, plus a 12b-1 differential adjustment, and the offering price of $19.45 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



FRANKLIN ADJUSTABLE
RATE SECURITIES FUND


Your Fund's Objective: Seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities, by investing in a portfolio of adjustable-rate securities.

Franklin Adjustable Rate Securities Fund enjoyed a positive year, posting a cumulative total return of +6.75% for the 12-month period ended October 31, 1997, as discussed in the Performance Summary on page 60.

At the close of the period, your fund's distribution rate was 5.68%. As shown in the graph on page 58, this rate remained competitive, slightly outperforming the yield of the one-year Treasury bill. Of course, the value and interest rate of Treasuries, if held to maturity, are fixed, and principal is guaranteed. In contrast, the investment return and share price of Franklin Adjustable Rate Securities Fund will fluctuate with market conditions.

The fund's fiscal year was characterized by strong economic growth. Concerned that this growth would cause increased inflation, the Federal Reserve Board raised the federal funds rate by 25 basis points in March, from 5.25% to 5.50%. However, increased inflation never materialized, leading to lower interest rates and higher bond prices.

While interest rates remain at levels similar to a year ago, the differential between long-term and short-term rates has narrowed. For example, the difference between 30-year and 2-year Treasuries has contracted by roughly 30 basis points since last fall. Mortgage securities, and adjustable rate mortgages (ARMs) in particular, benefited from this yield tightening.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT


ARMs' coupons reset at periodic intervals to reflect current rates, and are subject to annual caps which limit how much their coupons can change. ARM price movements in the portfolio remained modest and ARM caps were not in any danger of being reached. However, after being fairly dormant earlier in the year, ARM prepayments, which limit the appreciation potential of these securities, increased with the overall decline in interest rates.

In an effort to reduce the negative impact ARM prepayments can have on the underlying portfolio, we maintained an overweighting in seasoned, nonconvertible ARMs, which are less likely to experience high levels of prepayments. These securities have performed extremely well over the past year. In addition, our investment choices remained with those securities that adjust rapidly, such as reflected in the Constant Maturity Treasury Index
(CMT). We remain underweighted in ARMs tied to the Eleventh District Cost of Funds Index (COFI), which tend to lag market movements.

We anticipate an economy with moderate growth and no sharp inflationary rises. This should produce stable-to-slightly higher interest rates with continued low interest-rate volatility. We are attempting to position the fund to perform well in this environment. At the same time, we are striving to keep portfolio turnover low to reduce transaction costs. Our main concern continues to be stability of principal while maintaining a yield competitive with other short-term alternatives.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be diferent at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we remain committed to our disciplined, value-oriented approach, which has historically produced consistent and favorable long-term results. We thank you for your participation in the Franklin Adjustable Rate Securities Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

Jack Lemein
Portfolio Manager
Franklin Adjustable Rate Securities Fund

PERFORMANCE SUMMARY

Franklin Adjustable Rate Securities Fund's share price, as measured by net asset value, increased 9.0 cents, from $9.87 on October 31, 1996, to $9.96 on October 31, 1997.

During the reporting period, the fund paid distributions of 55.8605 cents ($0.558605) per share in dividend income. Dividends will vary depending on income earned by the fund, and past distributions are not indicative of future trends.

Based on an annualization of the current monthly dividend of 4.9423 cents ($0.049423) per share and the maximum offering price of $10.19 on October 31, 1997, your fund's distribution rate was 5.68%.

The fund reported a cumulative total return of +6.75% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.


Franklin Adjustable
Rate Securities Fund
Dividend Distributions

11/1/96 - 10/31/97*
           Dividend
Month      per Share
November    4.6403 cents
December    5.0142 cents
January     4.4881 cents
February    4.5415 cents
March       4.6330 cents
April       4.4653 cents
May         3.9798 cents
June        4.6550 cents
July        4.8916 cents
August      4.4980 cents
September   5.1114 cents
October     4.9423 cents
Total      55.8605 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The graph on page 62 compares the performance of the fund's shares, since inception, with that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-Month CD Index.** As you can see, though the fund underperformed the Lehman Brother's Index, it slightly outperformed the Payden & Rygel Index.


**Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities with maturities from one to two years.


Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Adjustable Rate Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Adjustable Rate Securities Fund

Periods ended 10/31/97
                                                      Since
                                                    Inception
                                 1-Year   5-Year    (12/26/91)
Cumulative Total Return1         6.75%    29.89%     36.19%
Average Annual Total Return2     4.32%     4.89%      5.02%
Distribution Rate3          5.68%
30-Day Standardized Yield4  5.68%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the 4.9423 cent per share monthly dividend and the maximum offering price of $10.19 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases distribution rate, yield, and total return to shareholders. Without these reductions, the fund's total return and distribution rate would have been somewhat lower, and the yield for the period would have been 5.62%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.








FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


Franklin Global Government Income Fund

                                                                                     Class I
                                                    --------------------------------------------------------
                                                                             Year Ended October 31,
                                                    --------------------------------------------------------
                                                        1997       1996       1995       1994      1993***
                                                    --------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................       $8.65      $8.31      $8.06      $9.33     $8.61
                                                    --------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .60        .61        .67       1.30       .58
 Net realized and unrealized gain (loss) ..........        (.22)       .33        .29      (1.81)      .72
                                                    --------------------------------------------------------
Total from investment operations ..................         .38        .94        .96       (.51)     1.30
                                                    --------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.61)      (.60)      (.64)      (.08)     (.58)
 In excess of net investment income ...............        (.01)     --         --         --        --
 Net realized gains ...............................       --         --         --          (.08)    --
 Tax return of capital ............................       --         --          (.07)      (.60)    --
                                                    --------------------------------------------------------
Total distributions ...............................        (.62)      (.60)      (.71)      (.76)     (.58)
                                                    --------------------------------------------------------
Net asset value, end of year ......................       $8.41      $8.65      $8.31      $8.06     $9.33
                                                    ========================================================
Total return* .....................................        4.31%     11.80%     12.65%     (5.72%)   15.14%

Ratios/supplemental data
Net assets, end of year (000's) ...................    $118,348   $137,626   $164,970    $187,204  $195,627
Ratios to average net assets:
 Expenses .........................................         .90%       .85%       .96%       .89%      .77%**
 Net investment income ............................        6.97%      7.68%      8.29%      8.54%     6.74%**
Portfolio turnover rate ...........................      193.30%    139.71%    103.49%     80.69%    67.36%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.




                                                                                               Class II
                                                                           --------------------------------------
                                                                                        Year Ended October 31,
                                                                           --------------------------------------
                                                                              1997       1996      1995***
                                                                           --------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................       $8.65      $8.31     $8.03
                                                                           --------------------------------------
Income from investment operations:
 Net investment income ..................................................         .55        .56       .31
 Net realized and unrealized gain (loss) ................................        (.22)       .33       .30
                                                                           --------------------------------------
Total from investment operations ........................................         .33        .89       .61
                                                                           --------------------------------------
Less distributions from:
 Net investment income ..................................................        (.56)      (.55)     (.30)
 In excess of net investment income .....................................        (.01)     --        --
 Tax return of capital ..................................................       --         --         (.03)
                                                                           --------------------------------------
Total distributions .....................................................        (.57)      (.55)     (.33)
                                                                           --------------------------------------
Net asset value, end of year ............................................       $8.41      $8.65     $8.31
                                                                           ======================================
Total return* ...........................................................        3.74%     11.19%     7.09%

Ratios/supplemental data
Net assets, end of year (000's) .........................................      $4,473     $3,700    $1,193
Ratios to average net assets:
 Expenses ...............................................................        1.46%      1.40%     1.54%**
 Net investment income ..................................................        6.43%      7.17%     7.41%**
Portfolio turnover rate .................................................      193.30%    139.71%   103.49%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***For the period May 1, 1995 (effective date) to October 31, 1995.




                                                                                                 Advisor Class
                                                                                               -----------------
                                                                                                     1997***
                                                                                               -----------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................................       $8.71
                                                                                               -----------------
Income from investment operations:
 Net investment income .......................................................................         .49
 Net realized and unrealized (loss) ..........................................................        (.28)
                                                                                               -----------------
Total from investment operations .............................................................         .21
                                                                                               -----------------
Less distributions from:
 Net investment income .......................................................................        (.49)
                                                                                               -----------------
 In excess of net investment income ..........................................................        (.02)
Total distributions ..........................................................................        (.51)
                                                                                               -----------------
Net asset value, end of period ...............................................................       $8.41
                                                                                               =================
Total return* ................................................................................        2.49%

Ratios/supplemental data
Net assets, end of period (000's) ............................................................        $741
Ratios to average net assets:
 Expenses** ..................................................................................         .82%
 Net investment income** .....................................................................        7.08%
Portfolio turnover rate ......................................................................      193.30%

*Total return is not annualized.
**Annualized.
***For the period January 2, 1997 (effective date) to October 31, 1997.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997

                                                                                 PRINCIPAL
 Franklin Global Government Income Fund                                           AMOUNT*          VALUE
 Government Bonds 95.9%

 Argentina 6.0%
 Republic of Argentina

    10.95%, 11/01/99 ......................................................   $ 3,215,000      $ 3,335,563
    8.75%, 5/09/02 ........................................................     3,100,000        2,821,000
    8.375%, 12/20/03 ......................................................       510,000          458,363
    11.375%, 1/30/17 ......................................................       325,000          321,344
    9.75%, 9/19/27 ........................................................       600,000          513,750
                                                                                             -------------
                                                                                                 7,450,020
                                                                                             -------------
 Australia 4.2%
    Government of Australia, 9.50%, 8/15/03 ...............................     6,255,000 AUD    5,219,164
                                                                                             -------------
    Brazil 5.8%
    Brazil C-Bond, 8.00%, 4/15/14 .........................................     3,044,498        2,138,978
    Government of Brazil
    6.938%, 4/15/09 .......................................................     3,950,000        2,848,938
    10.125%, 5/15/27 ......................................................     1,700,000        1,348,100
    Series L, cvt., FRN, 6.938%, 4/15/12 ..................................     1,250,000          871,875
                                                                                             -------------
                                                                                                 7,207,891
                                                                                             -------------
 Canada 8.5%
 Government of Canada
    10.50%, 7/01/00 .......................................................     4,675,000 CAD    3,784,516
    10.50%, 3/01/01 .......................................................     5,000,000 CAD    4,149,892
    10.00%, 5/01/02 .......................................................     3,005,000 CAD    2,553,616
                                                                                             -------------
                                                                                                10,488,024
                                                                                             -------------
 Denmark 1.9%
 Kingdom of Denmark
    9.00%, 11/15/00 .......................................................     3,385,000 DKK      570,987
    8.00%, 5/15/03 ........................................................    10,065,000 DKK    1,707,602
                                                                                             -------------
                                                                                                 2,278,589
                                                                                             -------------
 Germany 12.3%
 Federal Republic of Germany
    7.75%, 2/21/00 ........................................................    14,310,000 DEM    8,875,056
    8.00%, 7/22/02 ........................................................     9,735,000 DEM    6,333,567
                                                                                             -------------
                                                                                                15,208,623
                                                                                             -------------
 Italy 11.7%
 Buoni Poliennali Del Tes
    12.00%, 1/17/99 ....................................................... 1,925,000,000 ITL    1,211,624
    10.00%, 8/01/03 ....................................................... 1,780,000,000 ITL    1,255,147
 Government of Italy
    10.50%, 7/15/00 .......................................................13,995,000,000 ITL    9,245,132
    10.50%, 4/28/14 .......................................................     1,200,000 GBP    2,683,743
                                                                                             -------------
                                                                                                14,395,646
                                                                                             -------------

 Mexico 5.0%
 United Mexican States
    9.75%, 2/06/01 ........................................................   $ 2,425,000      $ 2,506,844
    9.875%, 1/15/07 .......................................................     1,375,000        1,390,469
    11.375%, 9/15/16 ......................................................     1,115,000        1,186,081
    Series A, with warrants, 6.25%, 12/31/19...............................     1,450,000        1,150,937
                                                                                             -------------
                                                                                                 6,234,331
                                                                                             -------------
 New Zealand 2.0%
    Government of New Zealand, 6.50%, 2/15/00 .............................     3,995,000 NZD    2,468,455
                                                                                             -------------
    Panama .2%
    Republic of Panama, 8.875%, 9/30/27 ...................................       325,000          283,562
                                                                                             -------------
    Spain 7.0%
    Government of Spain
    12.25%, 3/25/00 .......................................................   609,440,000 ESP    4,851,389
    10.10%, 2/28/01 .......................................................   323,900,000 ESP    2,554,105
    10.90%, 8/30/03 .......................................................   139,140,000 ESP    1,202,303
                                                                                             -------------
                                                                                                 8,607,797
                                                                                             -------------
 Sweden 5.7%
 Kingdom of Sweden
    13.00%, 6/15/01 .......................................................     7,800,000 SEK    1,281,508
    10.25%, 5/05/03 .......................................................    28,100,000 SEK    4,484,336
    8.00%, 8/15/07 ........................................................     8,500,000 SEK    1,267,311
                                                                                             -------------
                                                                                                 7,033,155
                                                                                             -------------
 United Kingdom 3.3%
    United Kingdom, 8.00%, 12/07/00 .......................................     2,350,000 GBP    4,072,060
                                                                                             -------------
    United States 20.1%
    U.S. Treasury Bond, 6.375%, 8/15/02 ...................................     3,620,000        3,713,895
    U.S. Treasury Note
    6.25%, 8/31/00 ........................................................     5,775,000        5,858,021
    6.625%, 4/30/02 .......................................................     7,875,000        8,140,789
    7.25%, 8/15/04 ........................................................     6,564,000        7,074,764
                                                                                             -------------
                                                                                                24,787,469
                                                                                             -------------
 Venezuela 2.2%
 Republic of Venezuela
    9.125%, 6/18/07, 144A..................................................     1,220,000        1,109,930
    9.25%, 9/15/27 ........................................................     1,930,000        1,660,283
                                                                                             -------------
                                                                                                 2,770,213
                                                                                             -------------
cRepurchase Agreement 2.3%
 Aubrey G. Lanston & Co., 5.66%, 11/03/97 (Maturity Value $2,786,314)
(Cost $2,785,000) .........................................................     2,785,000        2,785,000
                                                                                             -------------
    Collateralized by U.S. Treasury Notes
    Total Investments (Cost $124,273,516) 98.2% ...........................                    121,289,999
    Other Assets, less Liabilities 1.6% ...................................                      2,272,915
                                                                                             -------------
    Net Assets 100.0%......................................................                   $123,562,944
                                                                                             =============

PORTFOLIO ABBREVIATIONS:
FRN  - Floating Rate Notes

CURRENCY ABBREVIATIONS:
AUD  - Australia
CAD  - Canada
DEM  - Germany
DKK  - Denmark
ESP  - Spain
GBP  - United Kingdom
ITL  - Italy
NZD  - New Zealand
SEK  - Sweden

*Securities traded in U.S. dollars unless otherwise indicated.
cAt 10/31/97, all repurchase agreements held by the Fund had been entered into on that date.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



Franklin Short-Intermediate U.S. Government Securities Fund




                                                                                     Class I
                                                     ------------------------------------------------------
                                                                             Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994      1993***
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................      $10.28     $10.35     $10.03     $10.80    $10.57
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .57        .58        .56        .49       .38
 Net realized and unrealized gain (loss) ..........         .02       (.08)       .31       (.70)      .25
                                                     ------------------------------------------------------
Total from investment operations ..................         .59        .50        .87       (.21)      .63
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.58)      (.57)      (.55)      (.47)     (.39)
 Net realized gains ...............................       --         --         --          (.09)     (.01)
                                                     ------------------------------------------------------
Total distributions ...............................        (.58)      (.57)      (.55)      (.56)     (.40)
                                                     ------------------------------------------------------
Net asset value, end of year ......................      $10.29     $10.28     $10.35     $10.03    $10.80
                                                     ======================================================
Total return* .....................................        5.88%      4.97%      8.90%     (1.99%)    5.90%

Ratios/supplemental data
Net assets, end of year (000's) ...................     $192,051   $196,042   $208,057   $225,352  $273,678
Ratios to average net assets:
 Expenses .........................................         .78%       .74%       .73%       .65%      .55%**
 Expenses excluding waiver and payments by affiliate       --         --         --          .68%      .63%**
 Net investment income ............................        5.51%      5.64%      5.42%      4.75%     4.75%**
Portfolio turnover rate ...........................       40.56%     72.62%     56.34%     99.09%    31.71%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.




                                                                                             Advisor Class
                                                                                             -------------
                                                                                                1997***
                                                                                             -------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................................      $10.24
                                                                                             -------------
Income from investment operations:
 Net investment income .......................................................................         .47
 Net realized and unrealized gain ............................................................         .07
                                                                                             -------------
Total from investment operations .............................................................         .54
Less distributions from net investment income ................................................        (.48)
                                                                                             -------------
Net asset value, end of period ...............................................................      $10.30
                                                                                             =============
Total return* ................................................................................        5.45%

Ratios/supplemental data
Net assets, end of period (000's) ............................................................        $385
Ratios to average net assets:
 Expenses** ..................................................................................         .70%
 Net investment income** .....................................................................        5.35%
Portfolio turnover rate ......................................................................       40.56%

*Total return is not annualized.
**Annualized.
***For the period January 2, 1997 (effective date) to October 31, 1997.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997



                                                                                     PRINCIPAL
 Franklin Short-Intermediate U.S. Government Securities Fund                          AMOUNT       VALUE
 U.S. Government Securities 98.1%
 U.S. Treasury Notes, 7.50%, 11/15/01 ........................................... $25,000,000 $ 26,554,700
 U.S. Treasury Notes, 5.875%, 6/30/00 ...........................................  36,000,000   36,202,536
 U.S. Treasury Notes, 6.00%, 8/15/99 ............................................  51,000,000   51,318,801
 U.S. Treasury Notes, 6.375%, 5/15/99 ...........................................  20,000,000   20,218,760
 U.S. Treasury Notes, 6.50%, 4/30/99 ............................................  11,000,000   11,140,943
 U.S. Treasury Notes, 6.375%, 1/15/99 ...........................................  23,000,000   23,208,449
 U.S. Treasury Notes, 5.875%, 10/31/98 ..........................................  20,000,000   20,062,520
                                                                                             -------------
 Total U.S. Government Securities (Cost $186,175,200) ...........................              188,706,709
                                                                                             -------------
bRepurchase Agreements 1.0%
 Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity Value $1,951,747)
(Cost $1,950,825) ...............................................................   1,950,825    1,950,825
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $188,126,025) 99.1%.....................................              190,657,534
 Other Assets, less Liabilities .9% .............................................                1,777,641
                                                                                             -------------
 Net Assets 100.0% ..............................................................             $192,435,175
                                                                                             =============

bInvestment is through participation in a joint account with other funds managed by the investment advisor. At 10/31/97, all repurchase agreements held by the fund had been entered into on that date.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



Franklin Convertible Securities Fund




                                                                                     Class I
                                                     ------------------------------------------------------
                                                                             Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994     1993****
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................      $13.45     $12.73     $12.34     $12.79   $11.44
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .64        .61        .58        .59      .45
 Net realized and unrealized gain (loss) ..........        2.15       1.39       1.10       (.33)    1.41
                                                     ------------------------------------------------------
Total from investment operations ..................        2.79       2.00       1.68        .26     1.86
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.60)      (.60)      (.59)      (.59)    (.51)
 Net realized gains ...............................        (.90)      (.68)      (.70)      (.12)   --
                                                     ------------------------------------------------------
Total distributions ...............................       (1.50)     (1.28)     (1.29)      (.71)    (.51)
                                                     ------------------------------------------------------
Net asset value, end of year ......................      $14.74     $13.45     $12.73     $12.34   $12.79
                                                     ======================================================
Total return* .....................................       22.47%     16.71%     15.18%      2.07%   16.50%

Ratios/supplemental data
Net assets, end of year (000's) ...................     $212,631   $130,951    $83,523    $66,869  $47,440
Ratios to average net assets:
 Expenses .........................................        1.01%      1.02%      1.03%       .84%     .25%**
 Expenses excluding waiver and payments by affiliate       --         --         --          .92%     .86%**
 Net investment income ............................        4.81%      4.79%      4.82%      4.84%    5.25%**
Portfolio turnover rate ...........................      141.49%    129.83%    108.64%     68.39%   31.05%
Average commission rate paid*** ...................        $.0534     $.0495      --         --       --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the nine months ended October 31, 1993.




                                                                                        Class II
                                                                         -----------------------------------
                                                                                 Year Ended October 31,
                                                                         -----------------------------------
                                                                              1997       1996     1995****
                                                                         -----------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................      $13.41     $12.71   $13.06
                                                                         -----------------------------------
Income from investment operations:
 Net investment income ..................................................         .54        .51      .07
 Net realized and unrealized gain (loss) ................................        2.13       1.40     (.37)
                                                                         -----------------------------------
Total from investment operations ........................................        2.67       1.91     (.30)
                                                                         -----------------------------------
Less distributions from:
 Net investment income ..................................................        (.50)      (.53)    (.05)
 Net realized gains .....................................................        (.90)      (.68)   --
                                                                         -----------------------------------
Total distributions .....................................................       (1.40)     (1.21)    (.05)
                                                                         -----------------------------------
Net asset value, end of year ............................................      $14.68     $13.41   $12.71
                                                                         ===================================
Total return* ...........................................................       21.54%     15.92%   (2.33%)

Ratios/supplemental data
Net assets, end of year (000's) .........................................      $35,282    $10,861     $209
Ratios to average net assets:
 Expenses ...............................................................        1.74%      1.79%    1.60%**
 Net investment income ..................................................        4.04%      4.00%    3.64%**
Portfolio turnover rate .................................................      141.49%    129.83%  108.64%
Average commission rate paid*** .........................................        $.0534     $.0495    --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the period October 1, 1995 (effective date) to October 31, 1995.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997



                                                                                      SHARES/
 Franklin Convertible Securities Fund                                                WARRANTS      VALUE
 Common Stocks and Warrants 10.1%
 Computers .7%
aJetFax, Inc. ....................................................................    130,000  $ 1,056,250
aVanstar Corp. ...................................................................     50,000      653,125
                                                                                             -------------
                                                                                                 1,709,375
                                                                                             -------------
 Conglomerates .7%
 Sovereign Bancorp, Inc. .........................................................     90,000    1,597,500
                                                                                             -------------
 Energy 2.1%
 Duke Energy Corp. ...............................................................     30,000    1,447,500
 Enron Corp. .....................................................................     50,000    1,900,000
aNRG Generating (U.S.), Inc. .....................................................     24,700      481,650
 Southern Co. ....................................................................    58,600     1,344,138
                                                                                             -------------
                                                                                                 5,173,288
                                                                                             -------------
 Financial Services .6%
 Banco de Galicia y Buenos Aires, SA de CV (Argentina) ...........................     10,873       67,453
 Banco de Galicia y Buenos Aires, SA de CV, Sponsored ADR (Argentina) ............     57,282    1,388,214
                                                                                             -------------
                                                                                                 1,455,667
                                                                                             -------------
 Health Care
aCrescendo Pharmaceuticals Corp. .................................................      1,404       15,883
                                                                                             -------------
 Industrial Services .7%
aMagneTek, Inc. ..................................................................     25,000      507,813
 Roper Industries, Inc. ..........................................................     42,700    1,139,556
                                                                                             -------------
                                                                                                 1,647,369
                                                                                             -------------
 Lodging .2%
aShoLodge, Inc. ..................................................................    32,500       530,156
                                                                                             -------------
 Metals & Mining .4%
aAtchison Casting Corp. ..........................................................     50,000    1,028,125
                                                                                             -------------
 Oil & Gas .8%
 YPF, SA, Sponsored ADR (Argentina) ..............................................     60,000    1,920,000
                                                                                             -------------
 Real Estate Investment Trusts .3%
 Burnham Pacific Properties, Inc. ................................................     50,000      731,250
aSecurity Capital Group, Class B, warrants .......................................      3,439       16,554
                                                                                             -------------
                                                                                                   747,804
                                                                                             -------------
 Telecommunications 1.0%
 Telefonica de Argentina, SA, Sponsored ADR (Argentina) ..........................     90,000    2,531,250
                                                                                             -------------
 Tobacco 1.8%
 Philip Morris Cos., Inc. ........................................................     45,000    1,783,125
 RJR Nabisco Holdings Corp. ......................................................     86,000    2,725,125
                                                                                             -------------
                                                                                                 4,508,250
                                                                                             -------------

 Transportation .8%
 Airborne Freight Corp. ..........................................................     15,000    $ 950,625
aFritz Cos., Inc. ................................................................     80,000    1,105,000
                                                                                             -------------
                                                                                                 2,055,625
                                                                                             -------------
 Total Common Stocks & Warrants (Cost $23,454,930) ...............................              24,920,292
                                                                                             -------------
 Convertible Preferred Stocks 23.0%
 Construction .2%
 Owens Corning Capital, L.L.C., 6.50% cvt. pfd., 144A.............................     10,000      497,500
                                                                                             -------------
 Energy 5.3%
 AES Corp., 5.50% cvt. pfd., 144A ................................................     60,000    3,000,000
eCMS Energy Trust I, 7.75% cvt. pfd. .............................................     73,000    3,918,414
 Enron Corp., 6.25% cvt. pfd. ....................................................     85,000    1,832,813
 McDermott International Inc., $2.875 cvt. pfd., Series C, 144A ..................     45,000    2,497,500
 Nuevo Financing I, 5.75% cvt. pfd., Series A ....................................     38,100    1,924,050
                                                                                             -------------
                                                                                                13,172,777
                                                                                             -------------
 Financial Services 3.9%
 Bank One Corp., $3.50 cvt. pfd., Series C .......................................     20,000    2,008,750
 Finova Finance Trust, 5.50% cvt. pfd. ...........................................     28,000    1,764,000
 National Australia Bank, 7.875% cvt. pfd. (Australia) ...........................     42,900    1,193,156
 WBK STRYPES Trust, 10.00% cvt. pfd. .............................................    153,100    4,746,100
                                                                                             -------------
                                                                                                 9,712,006
                                                                                             -------------
 Food & Beverages 1.3%
 Ralston Purina/Interstate Bakeries Corp., 7.00% cvt. pfd. .......................     50,400    3,175,200
                                                                                             -------------
 Industrial Services .6%
 Elsag Bailey Process Automation, NV, 5.50% cvt. pfd. (Netherlands) ..............     35,000    1,500,625
                                                                                             -------------
 Insurance .4%
 American Heritage Life Investment Corp., 8.50% cvt. pfd. ........................     18,300    1,033,950
                                                                                             -------------
 Lodging 1.6%
 Hilton Hotels Corp., 8.00% cvt. pfd. ............................................     48,100    1,418,950
 Host Marriott Corp., 6.75% cvt. pfd., 144A ......................................     40,000    2,580,000
                                                                                             -------------
                                                                                                 3,998,950
 Media & Broadcasting 1.3%
 fTriathlon Broadcasting, 9.00% cvt. pfd. ........................................    315,200    3,152,000
                                                                                             -------------
 Metals & Mining 1.3%
 Armco, Inc., $3.625 cvt. pfd., Series A .........................................     13,100      650,088
 Titanium Metals, 6.625% cvt. pfd., 144A .........................................     10,000      527,500
 WHX Corp., 6.50% cvt. pfd., Series A ............................................     41,000    2,019,250
                                                                                             -------------
                                                                                                 3,196,838
                                                                                             -------------
 Paper & Forest Products .4%
 International Paper Co., 5.25% cvt. pfd. ........................................     20,000    1,010,000
                                                                                             -------------
 Real Estate Investment Trusts 1.3%
 FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A ............................     60,000  $ 1,732,500
 Security Capital Industrial Trust, 7.00% cvt. pfd. ..............................     22,000      695,750
 Security Capital Pacific Trust, $1.75 cvt. pfd., Series A .......................     30,000      918,750
                                                                                             -------------
                                                                                                 3,347,000
                                                                                             -------------
 Telecommunications 2.7%
 AirTouch Communications, Inc., 6.00% cvt. pfd., Series B ........................     40,000    1,397,500
 Nortel Inversora, SA, 10.00% cvt. pfd., MEDS (Argentina) ........................     77,600    3,608,400
 Salomon, Inc., 6.25%, cvt. pfd. .................................................     30,000    1,620,000
                                                                                             -------------
                                                                                                 6,625,900
                                                                                             -------------
 Textiles & Apparel .7%
 Designer Holdings, Ltd., 5.00% cvt. pfd. ........................................     38,000    1,617,375
                                                                                             -------------
 Tobacco .8%
 DIMON, Inc., 8.50% cvt. pfd. ....................................................     77,200    1,949,300
                                                                                             -------------
 Transportation 1.2%
 CNF Transportation, Inc., 5.00% cvt. pfd., Series A .............................     45,700    2,901,950
                                                                                             -------------
 Total Convertible Preferred Stocks (Cost $53,386,185)                                          56,891,371
                                                                                             -------------



                                                                                     PRINCIPAL
                                                                                      AMOUNT
 Convertible Bonds 57.8%
 Aerospace/Defense 2.2%
 DRS Technologies, Inc., cvt. senior sub. deb., 9.00%, 10/01/03 ..................  $ 375,000      562,500
 SPACEHAB, Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07 ..........................  5,000,000    5,025,000
                                                                                             -------------
                                                                                                 5,587,500
                                                                                             -------------
 Business Services 1.0%
 CORESTAFF, Inc., cvt. sub. notes, 2.94%, 8/15/04 ................................  1,250,000    1,012,500
 Personnel Group of America, Inc., cvt. sub. notes, 144A, 5.75%, 7/01/04 .........  1,250,000    1,456,250
                                                                                             -------------
                                                                                                 2,468,750
                                                                                             -------------
 Electronics 10.2%
 Adaptec, Inc., cvt. sub. notes, 144A, 4.75%, 2/01/04 ............................  2,000,000    2,335,000
 Bay Networks, Inc., cvt. sub. deb., 144A, 5.25%, 5/15/03 ........................  3,500,000    3,408,125
 Cymer, Inc., cvt. sub. deb., 144A, 3.50% coupon to 8/06/00, 7.25%
 thereafter, 8/06/04  ............................................................  2,000,000    1,722,500
 Dovatron International, Inc., cvt. sub. notes, 144A, 6.00%, 10/15/02 ............  5,500,000    7,727,500
 Itron, Inc., cvt. sub. notes, 6.75%, 3/31/04 ....................................    500,000      555,000
 Itron, Inc., cvt. sub. notes, 144A, 6.75%, 3/31/04 ..............................  1,000,000    1,110,000
 Level One Communications, Inc., cvt. sub. notes, 144A, 4.00%, 9/01/04 ...........    500,000      635,625
 National Semiconductor Corp., cvt. deb., 144A, 6.50%, 10/01/02 ..................  1,000,000    1,091,250
 Park Electrochemical Corp., cvt. sub. notes, 5.50%, 3/01/06 .....................  1,500,000    1,443,750
 Reptron Electronics, Inc., cvt. sub. notes, 6.75%, 8/01/04 ......................  1,300,000    1,157,000
 VLSI Technology, Inc., cvt. sub. notes, 8.25%, 10/01/05 .........................  1,200,000    1,227,000
 Xilinx, Inc., cvt. sub. notes, 144A, 5.25%, 11/01/02 ............................  3,000,000    2,928,750
                                                                                             -------------
                                                                                                25,341,500
                                                                                             -------------
 Environmental Services 1.3%
USA Waste Systems, Inc., cvt. sub. notes, 4.00%, 2/01/02                           $3,000,000 $  3,210,000
                                                                                             -------------
 Financial Services 3.2%
 Leasing Solutions, Inc., cvt. sub. notes, 6.875%, 10/01/03 ......................  1,000,000      965,000
 Meditrust, cvt. sub. deb., 6.875%, 11/15/98 .....................................  3,500,000    4,060,000
 PIV Investment Finance, cvt. company guaranteed, 144A, 4.50%, 12/01/00 ..........  1,000,000      730,000
 PIV Investment Finance, cvt. company guaranteed, 4.50%, 12/01/00 ................  3,000,000    2,190,000
                                                                                             -------------
                                                                                                 7,945,000
                                                                                             -------------
 Food & Beverages .8%
 Grand Metropolitan, Plc., cvt. unsub. senior notes, 144A, 6.50%, 1/31/00 ........  1,500,000    1,950,000
                                                                                             -------------
 Health Care 5.7%
 Alza Corp., cvt. sub. notes, 0.00%, 7/14/14 .....................................  4,000,000    1,720,000
 Assisted Living Concepts, Inc., cvt. sub. deb., 6.00%, 11/01/02 .................  1,600,000    1,708,000
 ESC Medical Systems, Ltd., cvt. sub. notes, 144A, 6.00%, 9/01/02 ................  4,000,000    4,305,000
 Sun Healthcare Group, Inc., sub. notes, 144A, 6.00%, 3/01/04 ....................  3,500,000    3,718,750
Tenet Healthcare Corp., cvt. sub. notes, 6.00%, 12/01/05 .........................    500,000      499,375
 U.S. Diagnostic Labs, Inc., cvt. sub. deb., 144A, 9.00%, 3/31/03 ................  2,175,000    2,196,750
                                                                                             -------------
                                                                                                14,147,875
                                                                                             -------------
 Industrial Services 1.9%
 Exide Corp., cvt. sub. notes, 144A, 2.90%, 12/15/05 .............................  1,400,000      910,000
 Mark IV Industries, Inc., cvt. sub. notes, 144A, 4.75%, 11/01/04 ................  3,000,000    2,891,250
 Tower Automotive, Inc., cvt. sub. notes, 144A, 5.00%, 8/01/04 ...................  1,000,000    1,025,000
                                                                                             -------------
                                                                                                 4,826,250
                                                                                             -------------
 Lodging 2.4%
 CapStar Hotel Co., cvt. sub. notes, 4.75%, 10/15/04 .............................  3,400,000    3,434,000
 ShoLodge, Inc., cvt. sub. deb., 7.50%, 5/01/04 ..................................  2,500,000    2,490,625
                                                                                             -------------
                                                                                                 5,924,625
                                                                                             -------------
 Metals & Mining .8%
 Quanex Corp., cvt. sub. deb., 6.88%, 6/30/07 ....................................  2,000,000    2,085,000
                                                                                             -------------
 Oil & Gas 5.0%
 Consolidated Natural Gas Co., cvt. sub. deb., 7.25%, 12/15/15 ...................  2,000,000    2,177,500
 Halter Marine Group, Inc., cvt. sub. notes, 144A, 4.50%, 9/15/04 ................  1,500,000    1,897,500
 Parker Drilling Co., cvt. sub. notes, 5.50%, 8/01/04 ............................  1,500,000    1,794,375
 Pogo Producing Co., cvt. sub. notes, 5.50%, 6/15/06 .............................  2,000,000    2,127,500
 Seacor Holdings, Inc., cvt. sub. notes, 5.375%, 11/15/06 ........................  1,900,000    2,251,500
 Swift Energy Co., cvt. sub. notes, 6.25%, 11/15/06 ..............................  2,000,000    2,105,000
                                                                                             -------------
                                                                                                12,353,375
                                                                                             -------------
 Paper & Forest Products 1.3%
 APP Global Finance V, Ltd., 144A, 2.00%, 7/25/00 (Cayman Islands) ...............  1,200,000    1,134,000
 Metsa-Serla Oyj, cvt. sub. deb., 144A, 4.38%, 10/15/02 (Finland) ................  2,000,000    1,995,000
                                                                                             -------------
                                                                                                 3,129,000
                                                                                             -------------
 Pharmaceuticals .5%
 Dura Pharmaceuticals, Inc., cvt. sub. notes, 3.50%, 7/15/02 .....................  1,000,000    1,142,500
                                                                                             -------------
 Real Estate Investment Trusts 3.0%
 OMEGA Healthcare Investors, Inc., cvt. sub. deb., 8.50%, 2/01/01 ................ $2,750,000  $ 3,509,688
 The Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 .........................  4,000,000    3,880,000
                                                                                             -------------
                                                                                                 7,389,688
                                                                                             -------------
 Retail 7.4%
 Costco Cos., Inc., cvt. sub. notes, 144A, 0.00%, 8/19/17 ........................  8,000,000    4,300,000
 Home Depot, Inc., cvt. sub. notes, 3.25%, 10/01/01 ..............................    450,000      579,938
 Men's Wearhouse, Inc., cvt. sub. notes, 5.25%, 3/01/03 ..........................    500,000      620,625
 Michaels Stores, Inc., cvt. sub. notes, 6.75%, 1/15/03 ..........................  3,200,000    3,264,000
 Pep Boys, cvt. sub. notes, 144A, 0.00%, 9/20/11 .................................  4,000,000    2,100,000
 Rent-Way, Inc., cvt. sub. deb., 144A, 7.00%, 2/01/07 ............................  2,200,000    3,146,000
 Rite Aid Corp., cvt. sub. notes, 144A, 5.25%, 9/15/02 ...........................  4,000,000    4,310,000
                                                                                             -------------
                                                                                                18,320,563
                                                                                             -------------
 Savings & Loans .6%
 BankAtlantic Bancorp, Inc., cvt. sub. deb., 6.75%, 7/01/06 ......................    800,000    1,423,000
                                                                                             -------------
 Technology Services 3.9%
 HMT Technology Corp., cvt. sub. notes, 5.75%, 1/15/04 ...........................  2,200,000    2,128,500
 Read-Rite Corp., cvt. sub. notes, 6.50%, 9/01/04 ................................  2,000,000    1,800,000
 System Software Associates, Inc., cvt. sub. notes, 7.00%, 9/15/02 ...............  1,000,000      995,000
 Tecnomatix Technologies, Ltd., cvt. sub. notes, 144A, 5.25%, 8/15/04 ............  3,500,000    3,390,624
 Vantive Corp., cvt. sub. notes, 144A, 4.75%, 9/01/02 ............................  1,000,000      930,000
 Wind River Systems, Inc., cvt. sub. notes, 144A, 5.00%, 8/01/02 .................    300,000      316,500
                                                                                             -------------
                                                                                                 9,560,624
                                                                                             -------------
 Telecommunications 2.7%
 DSC Communications Corp., cvt. sub. notes, 144A, 7.00%, 8/01/04 .................  2,500,000    2,378,124
 Tel-Save Holdings, Inc., cvt. sub. notes, 144A, 4.50%, 9/15/02 ..................  2,000,000    2,192,500
 U.S. Cellular Corp., cvt. notes, 0.00%, 6/15/15 .................................  6,000,000    2,152,500
                                                                                             -------------
                                                                                                 6,723,124
                                                                                             -------------
 Transportation 1.0%
 Atlantic Coast Airlines, Inc., cvt. sub. notes, 144A, 7.00%, 7/01/04 ............  2,000,000    2,590,000
                                                                                             -------------
 Utilities 1.5%
 Huaneng Power International, Inc., Sponsored ADR, cvt. bonds,
 144A, 1.75%, 5/21/04 (China).....................................................  4,000,000    3,760,000
                                                                                             -------------
 Veterinary Services 1.4%
 Veterinary Centers of America, Inc., cvt. sub. deb., 144A, 5.25%, 5/01/06 .......  4,500,000    3,532,500
                                                                                             -------------
 Total Convertible Bonds (Cost $135,355,130)                                                   143,410,874
                                                                                             -------------

bRepurchase Agreements 6.1%
 Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity Value $15,177,775)
(Cost $15,170,606) ...............................................................$15,170,606 $ 15,170,606
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $227,366,851) 97.0% .....................................             240,393,143
 Other Assets, less Liabilities 3.0% .............................................               7,520,353
                                                                                             -------------
 Net Assets 100.0% ...............................................................            $247,913,496
                                                                                             =============

aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At 10/31/97, all repurchase agreements held by the Fund had been entered into on that date.
eSee Note 7 regarding restricted securities.
fThe Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at 10/31/97 were $3,152,000.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



Franklin Adjustable U.S. Government Securities Fund

                                                                             Class I
                                                     ------------------------------------------------------
                                                                        Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994      1993***
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................       $9.37      $9.34      $9.20      $9.77     $9.86
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .55        .56        .54        .35       .28
 Net realized and unrealized gain (loss) ..........         .10        .03        .14       (.61)     (.09)
                                                     ------------------------------------------------------
Total from investment operations ..................         .65        .59        .68       (.26)      .19
Less distributions from net investment income .....        (.54)      (.56)      (.54)      (.31)     (.28)
                                                     ------------------------------------------------------
Net asset value, end of year ......................       $9.48      $9.37      $9.34      $9.20     $9.77
                                                     ======================================================
Total return* .....................................        7.18%      6.54%      7.57%     (2.65%)    1.99%

Ratios/supplemental data
Net assets, end of year (000's) ...................     $334,990   $397,078   $509,371   $700,617 $1,813,504
Ratios to average net assets:
 Expenses**** .....................................         .75%       .69%       .61%       .42%      .65%**
 Expenses excluding waiver and payments by affiliate****    .93%       .86%       .86%       .82%      .79%**
 Net investment income ............................        5.81%      5.87%      5.76%      3.67%     3.92%**
Portfolio turnover rate ...........................       43.68%     23.52%     17.81%      5.99%     6.97%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.
****Includes the Funds' share of the Portfolios' allocated expenses.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997

Franklin Adjustable U.S. Government Securities Fund                                   SHARES       VALUE
Mutual Funds 100.4%

U.S. Government Adjustable Rate Mortgage Portfolio (Note 1) .....................  35,474,557$336,298,798
                                                                                             -------------
Total Investments (Cost $356,924,519) 100.4% ....................................             336,298,798
Other Assets, less Liabilities (.4)% ............................................              (1,308,337)
                                                                                             -------------
Net Assets 100.0% ...............................................................            $334,990,461
                                                                                             =============


FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



Franklin Equity Income Fund




                                                                                     Class I
                                                     ------------------------------------------------------
                                                                             Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994     1993****
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................      $16.41     $15.19     $14.14     $14.91   $13.46
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .64        .64        .63        .62      .60
 Net realized and unrealized gain (loss) ..........        3.23       1.63       1.27       (.36)    1.44
                                                     ------------------------------------------------------
Total from investment operations ..................        3.87       2.27       1.90        .26     2.04
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.64)      (.65)      (.61)      (.72)    (.50)
 Net realized gains ...............................        (.33)      (.40)      (.24)      (.31)    (.09)
                                                     ------------------------------------------------------
Total distributions ...............................        (.97)     (1.05)      (.85)     (1.03)    (.59)
                                                     ------------------------------------------------------
Net asset value, end of year ......................      $19.31     $16.41     $15.19     $14.14   $14.91
                                                     ======================================================
Total return* .....................................       24.40%     15.39%     14.10%      1.83%   15.27%

Ratios/supplemental data
Net assets, end of year (000's) ...................    $352,555   $246,952   $168,897    $92,763  $42,177
Ratios to average net assets:
 Expenses .........................................         .97%       .98%      1.00%       .77%     .25%**
 Expenses excluding waiver and payments by affiliate        --         --        1.02%       .95%     .87%**
 Net investment income ............................        3.62%      4.11%      4.44%      4.53%    5.86%**
Portfolio turnover rate ...........................       29.04%     24.15%     27.86%     39.51%   19.33%
Average commission rate paid*** ...................        $.0488     $.0514      --         --       --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the nine months ended October 31, 1993.




                                                                                      Class II
                                                                           --------------------------------
                                                                                Year Ended October 31,
                                                                           --------------------------------
                                                                              1997       1996     1995****
                                                                           --------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................      $16.38     $15.19   $15.38
                                                                           --------------------------------
Income from investment operations:
 Net investment income ..................................................         .50        .52      .05
 Net realized and unrealized gain (loss) ................................        3.22       1.63     (.19)
                                                                           --------------------------------
Total from investment operations ........................................        3.72       2.15     (.14)
                                                                           --------------------------------
Less distributions from:
 Net investment income ..................................................        (.51)      (.56)    (.05)
 Net realized gains .....................................................        (.33)      (.40)   --
                                                                           --------------------------------
Total distributions .....................................................        (.84)      (.96)    (.05)
                                                                           --------------------------------
Net asset value, end of year ............................................      $19.26     $16.38   $15.19
                                                                           ================================
Total return* ...........................................................       23.40%     14.53%    (.93%)

Ratios/supplemental data
Net assets, end of year (000's) .........................................     $45,277    $18,227     $386
Ratios to average net assets:
 Expenses ...............................................................        1.72%      1.73%    1.99%**
 Net investment income ..................................................        2.78%      3.33%    3.57%**
Portfolio turnover rate .................................................       29.04%     24.15%   27.86%
Average commission rate paid*** .........................................        $.0488     $.0514      --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the period October 1, 1995 (effective date) to October 31, 1995.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997

 Franklin Equity Income Fund                                                          SHARES       VALUE
 Common Stocks 89.5%
 Chemicals 5.3%
 ARCO Chemical Co. ..............................................................      45,000  $ 2,199,375
 Chemed Corp. ...................................................................      80,000    3,240,000
 Dow Chemical Co. ...............................................................      65,000    5,898,750
 Imperial Chemical Industries, Plc., Sponsored ADR (United Kingdom) .............      94,000    5,628,250
 Millennium Chemicals, Inc. .....................................................     170,549    4,007,902
                                                                                             -------------
                                                                                                20,974,277
                                                                                             -------------
 Consumer Products 1.1%
 Amway Asia Pacific, Ltd . ......................................................      50,000    1,187,500
 Fortune Brands, Inc. ...........................................................      91,500    3,025,219
                                                                                             -------------
                                                                                                 4,212,719
                                                                                             -------------
 Financial Services 8.4%
 Banc One Corp. .................................................................      71,800    3,742,575
 BankBoston Corp. ...............................................................      28,400    2,302,175
 Beneficial Corp. ...............................................................      67,000    5,138,063
 Mercantile Bancorp., Inc. ......................................................      62,226    3,021,850
 Morgan (J.P.) & Co., Inc. ......................................................      30,500    3,347,375
 National City Corp. ............................................................      88,700    5,299,825
Nordbanken AB, Sponsored ADR, 144A (Sweden)......................................      31,000    1,945,287
 PNC Bank Corp. .................................................................      98,300    4,669,250
dWestpac Banking Corp., Ltd. (Australia) ........................................     686,015    3,994,602
                                                                                             -------------
                                                                                                33,461,002
                                                                                             -------------
 Food & Beverage 2.1%
 Cadbury Schweppes, Plc. (United Kingdom) .......................................     400,000    4,009,798
 Heinz (H.J.) Co. ...............................................................     92,000     4,272,250
                                                                                             -------------
                                                                                                 8,282,048
                                                                                             -------------
 Industrial Services .9%
 Cooper Industries, Inc. ........................................................      71,700    3,737,363
                                                                                             -------------
 Insurance 5.1%
 Gallagher (Arthur J.) & Co. ....................................................     120,000    4,200,000
 IPC Holdings, Ltd. .............................................................      65,000    2,002,813
 Lincoln National Corp. .........................................................      85,500    5,878,125
 Mid Ocean, Ltd. ................................................................      70,300    4,560,713
 Scor, SA (France)...............................................................      80,500    3,738,734
                                                                                             -------------
                                                                                                20,380,385
                                                                                             -------------
 Metals & Mining .9%
 Freeport-McMoRan Copper & Gold, Inc., Class B ..................................     150,000    3,581,250
                                                                                             -------------
 Oil 14.1%
 Amoco Corp. ....................................................................      68,000    6,234,750
 Atlantic Richfield Co. .........................................................     138,000   11,359,125
 Chevron Corp. ..................................................................     81,900     6,792,581
 Exxon Corp. ....................................................................     99,400     6,106,888
 Mobil Corp. ....................................................................     77,600     5,650,250
 Occidental Petroleum Corp. .....................................................    109,900     3,063,463
 Oil (cont.)
 Texaco, Inc. ...................................................................    127,000   $ 7,231,063
 Ultramar Corp. .................................................................    105,000     3,241,875
 YPF, SA, Sponsored ADR (Argentina) .............................................    205,200     6,566,400
                                                                                             -------------
                                                                                                56,246,395
                                                                                             -------------
 Paper & Forest Products 3.8%
 Portucel Industrial, SA, 144A (Portugal) .......................................     245,000    1,843,258
 Potlatch Corp. .................................................................     88,000     4,389,000
 Union Camp Corp. ...............................................................     86,000     4,660,125
 Weyerhaeuser Co. ...............................................................     87,000     4,154,250
                                                                                             -------------
                                                                                                15,046,633
                                                                                             -------------
 Pharmaceuticals 4.3%
 Bristol-Myers Squibb Co. .......................................................     71,600     6,282,900
 Glaxo Wellcome, Plc., Sponsored ADR (United Kingdom)............................    126,200     5,402,938
 Pharmacia & Upjohn, Inc. .......................................................    167,000     5,302,250
                                                                                             -------------
                                                                                                16,988,088
                                                                                             -------------
 Publishing .7%
 Dun & Bradstreet Corp. .........................................................     93,900     2,682,019
                                                                                             -------------
 Real Estate Investment Trusts 7.7%
 Arden Realty Group, Inc. .......................................................     175,200    5,343,600
 Equity Office Properties Trust .................................................      35,800    1,094,138
 Equity Residential Properties Trust ............................................     133,300    6,731,650
 FelCor Suite Hotels, Inc. ......................................................     189,000    6,922,125
 Highwoods Properties, Inc . ....................................................     144,000    4,968,000
 Simon DeBartolo Group, Inc. ....................................................     182,800    5,655,375
                                                                                             -------------
                                                                                                30,714,888
                                                                                             -------------
 Retail 2.1%
 Penney (J.C.) Co., Inc. ........................................................     145,000    8,509,688
                                                                                             -------------
 Steel 2.1%
 British Steel, Plc., Sponsored ADR (United Kingdom) ............................     119,500    3,241,438
 Carpenter Technology Corp. .....................................................     110,000    5,321,250
                                                                                             -------------
                                                                                                 8,562,688
                                                                                             -------------
 Telecommunications 9.3%
 AT&T Corp. .....................................................................    112,000     5,481,000
 Bell Atlantic Corp. ............................................................    106,060     8,471,543
 France Telecom, SA (France) ....................................................      34,700    1,313,225
 GTE Corp. ......................................................................    146,500     6,217,094
 Southern New England Telecommunications Corp. ..................................     196,800    8,437,800
 US West Communications Group ...................................................     176,800    7,038,850
                                                                                             -------------
                                                                                                36,959,512
                                                                                             -------------
 Tobacco 4.8%
 Imperial Tobacco Group, Plc. (United Kingdom) ..................................     328,000    2,016,845
 Imperial Tobacco Group, Plc., ADR (United Kingdom) .............................     197,075    2,423,587
 Tobacco (cont.)
 Philip Morris Cos., Inc. .......................................................      94,600  $ 3,748,525
 RJR Nabisco Holdings Corp. .....................................................     149,000    4,721,436
 UST, Inc. ......................................................................     202,000    6,047,375
                                                                                             -------------
                                                                                                18,957,768
                                                                                             -------------
 Transportation 1.5%
 Chrysler Corp. .................................................................    168,000     5,922,000
                                                                                             -------------
 Utilities - Electric 11.2%
 Central & South West Corp. .....................................................     40,800       879,750
 CINergy Corp. ..................................................................    136,800     4,514,400
 Dominion Resources, Inc. .......................................................    155,000     5,764,062
 Enova Corp. ....................................................................    163,000     3,962,938
 Entergy Corp. ..................................................................    231,000     5,645,062
 MidAmerican Energy Holdings Co. ................................................    218,600     3,907,475
 New Century Energies, Inc. .....................................................     90,000     3,757,500
 Northern States Power Co. ......................................................    101,000     5,087,875
 OGE Energy Corp. ...............................................................    109,000     5,279,687
 PacifiCorp. ....................................................................    130,000     2,819,375
 PG&E Corp. .....................................................................    123,100     3,146,741
                                                                                             -------------
                                                                                                44,764,865
                                                                                             -------------
 Utilities - Natural Gas 4.1%
 Consolidated Natural Gas Co. ...................................................      81,300    4,395,281
 National Fuel Gas Co. ..........................................................     129,600    5,718,600
 Pacific Enterprises ............................................................     115,200    3,765,600
 Transportadora de Gas del Sur, SA, Sponsored ADR (Argentina) ...................     250,000    2,359,375
                                                                                             -------------
                                                                                                16,238,856
                                                                                             -------------
 Total Common Stocks (Cost $291,719,099) ........................................              356,222,444
                                                                                             -------------
 Convertible Preferred Stocks 4.1%
 Browning-Ferris Industries, Inc., 7.25% cvt. pfd., ACES (Argentina) ............     111,100    3,555,200
eCMS Energy Trust 1, 7.75% cvt. pfd. ............................................      80,000    4,294,152
 National Australia Bank, 7.875% cvt. pfd. ......................................     170,100    4,730,906
 Nortel Inversora, SA, 10.00% cvt. pfd., MEDS (Argentina) .......................      76,900    3,575,850
                                                                                             -------------
 Total Convertible Preferred Stocks (Cost $14,787,226)                                          16,156,108
                                                                                             -------------

bRepurchase Agreements 6.1%
 Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity Value $24,407,260)
(Cost $24,395,731) .............................................................. $24,395,731 $ 24,395,731
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $330,902,056) 99.7% ....................................              396,774,283
 Other Assets, less Liabilities .3% .............................................                1,057,368
                                                                                             -------------
 Net Assets 100.0% ..............................................................             $397,831,651
                                                                                             =============

PORTFOLIO ABBREVIATIONS:
ACES  - Adjustable Convertible Exempt Securities
MEDS  - Mandatorially Exchangeable Debt Security

bInvestment is through participation in a joint account with other funds managed by the investment advisor. At 10/31/97, all repurchase agreements held by the Fund had been entered into on that date.
dSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
eSee Note 7 regarding restricted securities.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


Franklin Adjustable Rate Securities Fund



                                                                                     Class I
                                                     ------------------------------------------------------
                                                                             Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994      1993***
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................       $9.87      $9.82      $9.70     $10.04    $10.03
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .56        .54        .58        .45       .37
 Net realized and unrealized gain (loss) ..........         .09        .06        .12       (.34)      .01
                                                     ------------------------------------------------------
Total from investment operations ..................         .65        .60        .70        .11       .38
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.56)      (.55)      (.58)      (.45)     (.37)
                                                     ------------------------------------------------------
Total distributions ...............................        (.56)      (.55)      (.58)      (.45)     (.37)
                                                     ------------------------------------------------------
Net asset value, end of year ......................       $9.96      $9.87      $9.82      $9.70    $10.04
                                                     ======================================================
Total return* .....................................        6.75%      6.23%      7.57%      1.11%     3.83%

Ratios/supplemental data
Net assets, end of year (000's) ...................     $21,137    $15,707    $17,014    $24,564   $37,809
Ratios to average net assets:
 Expenses**** .....................................         .81%       .90%       .70%       .45%      .11%**
 Expenses excluding waiver and payments by affiliate****   1.00%      1.12%       .99%       .85%     1.01%**
 Net investment income ............................        5.64%      5.54%      5.82%      4.45%     4.69%**
Portfolio turnover rate ...........................       86.71%     41.67%     53.30%     84.67%    49.11%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.
****Includes the Funds' share of the Portfolios' allocated expenses.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997






Franklin Adjustable Rate Securities Fund                                               SHARES      VALUE
Mutual Funds 100.3%
Adjustable Rate Securities Portfolio (Note 1) ..................................... 2,131,679 $21,210,207
                                                                                             -------------
Total Investments (Cost $21,083,576) 100.3% .......................................            21,210,207
Other Assets, less Liabilities (.3)% ..............................................               (72,868)
                                                                                             -------------
Net Assets 100.0% .................................................................           $21,137,339
                                                                                             =============


FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements


Statements of Assets and Liabilities
October 31, 1997


                                                                  Franklin       Franklin
                                                                   Global   Short-Intermediate  Franklin
                                                                 Government   U.S. Government  Convertible
                                                                 Income Fund  Securities FundSecurities Fund
                                                     ------------------------------------------------------
Assets:
Investments in securities:
 Cost .......................................................  $124,273,516    $188,126,025  $227,366,851
                                                     =======================================================
 Value ......................................................   121,289,999     190,657,534   240,393,143
Cash ........................................................         2,233              --     1,199,335
Receivables:
 Investment securities sold .................................            --              --     5,110,665
 Capital shares sold ........................................       368,727         482,352       732,156
 Dividends and interest .....................................     3,432,188       3,255,931     1,935,948
Unrealized gain on forward currency contracts (Note 2) ......       950,736              --            --
                                                     ------------------------------------------------------
      Total assets ..........................................   126,043,883     194,395,817   249,371,247
                                                     ------------------------------------------------------
Liabilities:
Payables:
 Investment securities purchased ............................     1,231,549              --       840,588
 Capital shares redeemed ....................................       277,790       1,246,241       110,923
 Affiliates .................................................       123,246         140,530       328,548
 Shareholders ...............................................            --         183,882           178
Distributions to shareholders ...............................           337         372,091       152,377
Unrealized loss on forward exchange contracts (Note 2) ......       634,295              --            --
Other liabilities ...........................................       213,722          17,898        25,137
                                                     ------------------------------------------------------
      Total liabilities .....................................     2,480,939       1,960,642     1,457,751
                                                     ------------------------------------------------------
       Net assets, at value .................................  $123,562,944    $192,435,175  $247,913,496
                                                     =======================================================
Net assets consist of:
 Undistributed net investment income ........................          $ --       $ 497,544   $ 1,287,973
 Accumulated distributions in excess of net investment income                     (184,646)            ----
 Net unrealized appreciation (depreciation) .................   (2,650,048)       2,531,509    13,026,292
 Accumulated net realized gain (loss) .......................   (2,971,285)     (6,200,783)    18,108,020
 Capital shares .............................................   129,368,923     195,606,905   215,491,211
                                                     ------------------------------------------------------
      Net assets, at value ..................................  $123,562,944    $192,435,175  $247,913,496
                                                     =======================================================

                                                                  Franklin       Franklin
                                                                   Global   Short-Intermediate  Franklin
                                                                 Government   U.S. Government  Convertible
                                                                 Income Fund  Securities FundSecurities Fund
Class I:
 Net assets, at value .......................................  $118,348,186    $192,050,661  $212,631,347
                                                     =======================================================
 Shares outstanding .........................................    14,074,297      18,665,327    14,427,760
                                                     =======================================================
 Net asset value per share* .................................         $8.41          $10.29           $14.74
                                                     =======================================================
 Maximum offering price per share
(net asset value / 95.75%, 97.75%,  95.50%, respectively) ...         $8.78          $10.53           $15.43
                                                     =======================================================
Class II:
 Net assets, at value .......................................   $ 4,473,447              --     $ 35,282,149
                                                     =======================================================
 Shares outstanding .........................................       531,824              --        2,402,672
                                                     =======================================================
 Net asset value per share* .................................         $8.41              --           $14.68
                                                     =======================================================
 Maximum offering price per share (net asset value / 99%) ...         $8.49              --           $14.83
                                                     =======================================================
Advisor Class:
 Net assets, at value .......................................     $ 741,311       $ 384,514            --
                                                     =======================================================
 Shares outstanding .........................................        88,115          37,349            --
                                                     =======================================================
 Net asset value and maximum offering price per share .......         $8.41          $10.30            --
                                                     =======================================================

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                                                                   Franklin
                                                                  Adjustable      Franklin      Franklin
                                                                U.S. Government    Equity    Adjustable Rate
                                                                Securities Fund  Income Fund Securities Fund
Assets:
Investments in securities:

 Cost .......................................................  $356,924,519    $330,902,056   $21,083,576
                                                     =======================================================
 Value ......................................................   336,298,798     396,774,283    21,210,207
Cash ........................................................        39,075         592,793            --
Receivables:
 Investment securities sold .................................            --         771,875            --
 Capital shares sold ........................................        78,248         418,183        18,736
 Dividends and interest .....................................            --       1,111,975            --
                                                     ------------------------------------------------------
      Total assets ..........................................   336,416,121     399,669,109    21,228,943
                                                     ------------------------------------------------------
Liabilities:
Payables:
 Investment securities purchased ............................            --         878,812            --
 Capital shares redeemed ....................................       452,024         197,632         6,598
 Affiliates .................................................       265,000         523,000        15,163
 Shareholders ...............................................       689,260         203,904        35,290
Distributions to shareholders ...............................           146              --         5,752
Funds advanced by custodian .................................            --              --         5,942
Other liabilities ...........................................        19,230          34,110        22,859
                                                     ------------------------------------------------------
      Total liabilities .....................................     1,425,660       1,837,458        91,604
                                                     ------------------------------------------------------
       Net assets, at value .................................  $334,990,461    $397,831,651   $21,137,339
                                                     =======================================================
Net assets consist of:
 Undistributed net investment income ........................     $ 955,056       $ 603,756           $--
 Net unrealized appreciation (depreciation) ................   (20,625,721)      65,873,329       126,631
 Accumulated net realized gain (loss) .......................  (82,967,418)      16,986,141      (930,245)
 Capital shares .............................................   437,628,544     314,368,425    21,940,953
                                                     ------------------------------------------------------
      Net assets, at value ..................................  $334,990,461    $397,831,651   $21,137,339
                                                     =======================================================

                                                                    Franklin
                                                                   Adjustable       Franklin          Franklin
                                                                 U.S. Government     Equity        Adjustable Rate
                                                                 Securities Fund   Income Fund     Securities Fund
Class I:
 Net assets, at value .......................................  $334,990,461    $352,554,955       $21,137,339
                                                           =======================================================
 Shares outstanding .........................................    35,328,183      18,260,314         2,122,079
                                                           =======================================================
 Net asset value per share* .................................         $9.48          $19.31               $ 9.96
                                                           =======================================================
 Maximum offering price per share
 (net asset value / 97.75%, 95.50%,  97.75%, respectively)..          $9.70          $20.22               $10.19
                                                           =======================================================
Class II:
 Net assets, at value .......................................            --    $ 45,276,696                --
                                                           =======================================================
 Shares outstanding .........................................            --       2,350,676                --
                                                           =======================================================
 Net asset value per share* .................................            --          $19.26                --
                                                           =======================================================
 Maximum offering price per share (net asset value / 99%) ...            --          $19.45                --
                                                           =======================================================

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

Statements of Operations
for the year ended October 31, 1997


                                                                   Franklin       Franklin
                                                                    Global   Short-Intermediate  Franklin
                                                                  Government   U.S. Government  Convertible
                                                                  Income Fund  Securities FundSecurities Fund
                                                                 ---------------------------------------------
Investment income:
 Dividends ....................................................     $ 15,206             $--   $ 3,625,422
 Interest .....................................................   10,392,152      11,986,846     7,253,933
                                                                 ---------------------------------------------
      Total investment income .................................   10,407,358      11,986,846    10,879,355
                                                                 ---------------------------------------------
Expenses:
 Management fees (Note 6) .....................................      785,629       1,076,296     1,075,628
 Distribution fees (Note 6)
  Class I .....................................................      127,737         161,539       428,603
  Class II ....................................................       24,866              --       210,683
 Transfer agent fees (Note 6) .................................      143,700         107,367       187,576
 Custodian fees ...............................................       32,800           1,747         4,988
 Reports to shareholders ......................................       59,778          51,452        71,019
 Registration and filing fees .................................       23,800          37,953        25,613
 Professional fees ............................................        4,500           9,486        11,419
 Trustees' fees and expenses ..................................       13,000          19,417        18,188
 Other ........................................................          135          15,978         6,052
                                                                 ---------------------------------------------
      Total expenses ..........................................    1,215,945       1,481,235     2,039,769
                                                                 ---------------------------------------------
       Net investment income ..................................    9,191,413      10,505,611     8,839,586
                                                                 ---------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................   (3,072,458)         98,482    18,354,800
  Foreign currency transactions ...............................    3,072,382              --            --
                                                                 ---------------------------------------------
      Net realized gain (loss) ................................          (76)         98,482    18,354,800
 Net unrealized appreciation (depreciation) on:
  Investments .................................................   (3,990,314)        229,386     9,072,653
  Translation of assets and liabilities
 denominated in foreign currencies ............................      660,415              --            --
                                                                 ---------------------------------------------
      Net unrealized appreciation (depreciation) ..............   (3,329,899)        229,386     9,072,653
                                                                 ---------------------------------------------
Net realized and unrealized gain (loss) .......................   (3,329,975)        327,868    27,427,453
                                                                 ---------------------------------------------
Net increase in net assets resulting from operations ..........  $ 5,861,438     $10,833,479   $36,267,039
                                                                 =============================================

                                                                     Franklin
                                                                    Adjustable    Franklin      Franklin
                                                                  U.S. Government  Equity    Adjustable Rate
                                                                  Securities FundIncome Fund Securities Fund
                                                                 ---------------------------------------------
Investment income:*
 Dividends ....................................................  $22,969,711     $14,097,622    $1,239,654
 Interest .....................................................           --       1,172,968            --
                                                                 ---------------------------------------------
      Total investment income .................................   22,969,711      15,270,590     1,239,654
                                                                 ---------------------------------------------
Expenses:
 Management fees (Note 6) .....................................            --       1,783,336             --
 Administrative fees (Note 6) .................................      363,663               --        19,960
 Distribution fees (Note 6)
  Class I .....................................................      899,571         757,490        48,558
  Class II ....................................................           --         310,656            --
 Transfer agent fees (Note 6) .................................      315,879         362,289        16,093
 Custodian fees ...............................................           --           8,572            --
 Reports to shareholders ......................................      142,102         134,726         6,235
 Registration and filing fees .................................       29,961          41,141        13,005
 Professional fees ............................................       18,709          20,110         5,791
 Trustees' fees and expenses ..................................       37,321          32,885         1,989
 Other ........................................................       18,624           7,748           863
                                                                 ---------------------------------------------
      Total expenses ..........................................    1,825,830       3,458,953       112,494
                                                                 ---------------------------------------------
       Net investment income ..................................   21,143,881      11,811,637     1,127,160
                                                                 ---------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................   (4,382,996)     17,033,346     (144,543)
  Foreign currency transactions ...............................           --        (34,049)            --
                                                                 ---------------------------------------------
      Net realized gain (loss) ................................   (4,382,996)     16,999,297     (144,543)
 Net unrealized appreciation on:
  Investments .................................................    8,545,202      41,582,753       369,436
  Translation of assets and liabilities
 denominated in foreign currencies ............................           --           1,103            --
                                                                 ---------------------------------------------
      Net unrealized appreciation .............................    8,545,202      41,583,856       369,436
                                                                 ---------------------------------------------
Net realized and unrealized gain ..............................    4,162,206      58,583,153       224,893
                                                                 ---------------------------------------------
Net increase in net assets resulting from operations ..........  $25,306,087     $70,394,790    $1,352,053
                                                                 =============================================
*net of foreign taxes of $205,169 for the Equity Income Fund.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended October 31, 1997 and 1996

                                                    Franklin Global             Franklin Short-Intermediate
                                                Government Income Fund        U.S. Government Securities Fund
                                             ----------------------------------------------------------------
                                                  1997          1996               1997           1996
                                             ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................   $ 9,191,413   $ 11,369,376       $ 10,505,611  $ 11,482,507
  Net realized gain (loss) from investments
 and foreign currency transactions ........           (76)       962,741             98,482      (300,618)
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies (3,329,899)     4,017,050            229,386    (1,357,852)
                                             ----------------------------------------------------------------
      Net increase in net assets resulting from
 operations ...............................     5,861,438     16,349,167         10,833,479     9,824,037
 Distributions to shareholders from:
  Net investment income:
   Class I ................................    (9,275,930)   (10,401,793)       (10,697,486)  (11,299,126)
   Class II ...............................      (254,743)      (159,145)                --            --
   Advisor Class ..........................       (40,774)            --            (12,468)           --
                                             ----------------------------------------------------------------
 Total distributions to shareholders ......    (9,571,447)   (10,560,938)       (10,709,954)  (11,299,126)
 Capital share transactions (Note 3)
  Class I .................................   (15,684,110)   (33,016,472)        (4,111,244)  (10,540,555)
  Class II ................................       869,332      2,391,036                 --            --
  Advisor Class ...........................       762,031             --            381,098            --
                                             ----------------------------------------------------------------
 Total capital share transactions .........   (14,052,747)   (30,625,436)        (3,730,146)  (10,540,555)
                                             ----------------------------------------------------------------
      Net decrease in net assets ..........   (17,762,756)   (24,837,207)        (3,606,621)  (12,015,644)
Net assets:
 Beginning of year ........................   141,325,700    166,162,907        196,041,796   208,057,440
                                             ----------------------------------------------------------------
 End of year ..............................  $123,562,944   $141,325,700       $192,435,175  $196,041,796
                                             ================================================================
Undistributed net investment income (Accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of year .............................    $ (184,646)     $ 259,884          $ 497,544     $ 701,887
                                             ================================================================

                                                 Franklin Convertible               Franklin Adjustable
                                                    Securities Fund           U.S. Government Securities Fund
                                             ----------------------------------------------------------------
                                                  1997          1996               1997           1996
                                             ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................   $ 8,839,586    $ 5,369,753       $ 21,143,881  $ 27,128,106
  Net realized gain (loss) from investments and
 foreign currency transactions ............    18,354,800      9,634,023         (4,382,996)   (8,331,753)
  Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
 in foreign currencies ....................     9,072,653      1,567,232          8,545,202    10,070,322
                                             ----------------------------------------------------------------
      Net increase in net assets resulting from
 operations...............................     36,267,039     16,571,008         25,306,087    28,866,675
 Distributions to shareholders from:
  Net investment income:
   Class I ................................    (7,148,153)    (5,000,306)       (20,946,338)  (27,723,298)
   Class II ...............................      (764,202)      (174,577)                --            --
  Net realized gains:
   Class I ................................    (9,004,822)    (4,634,096)
   Class II ...............................      (857,185)       (30,571)                --            --
                                             ----------------------------------------------------------------
 Total distributions to shareholders ......   (17,774,362)    (9,839,550)       (20,946,338)  (27,723,298)
 Capital share transactions (Note 3)
  Class I .................................    65,369,154     41,026,026        (66,447,672) (113,435,575)
  Class II ................................    22,239,207     10,322,156                 --            --
                                             ----------------------------------------------------------------
 Total capital share transactions .........    87,608,361     51,348,182        (66,447,672) (113,435,575)
                                             ----------------------------------------------------------------
      Net increase (decrease) in net assets   106,101,038     58,079,640        (62,087,923) (112,292,198)
Net assets:
 Beginning of year ........................   141,812,458     83,732,818        397,078,384   509,370,582
                                             ----------------------------------------------------------------
 End of year ..............................  $247,913,496   $141,812,458       $334,990,461  $397,078,384
                                             ================================================================
Undistributed net investment income included
 in net assets:
  End of year .............................   $ 1,287,973      $ 360,742          $ 955,056     $ 757,513
                                             ================================================================

                                                      Franklin Equity                Franklin Adjustable
                                                        Income Fund                 Rate Securities Fund
                                             ----------------------------------------------------------------
                                                    1997          1996               1997         1996
                                             ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................  $ 11,811,637    $ 9,016,420        $ 1,127,160     $ 851,994
  Net realized gain (loss) from investments and
 foreign currency transactions ............    16,999,297      5,500,551           (144,543)      (67,763)
  Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
 in foreign currencies....................     41,583,856     15,107,182            369,436       163,341
                                             ----------------------------------------------------------------
      Net increase in net assets resulting
 from operations..........................     70,394,790     29,624,153          1,352,053       947,572
 Distributions to shareholders from:
  Net investment income:
   Class I ................................   (10,821,047)    (8,653,540)        (1,127,160)     (851,994)
   Class II ...............................      (874,988)      (244,243)                --            --
  Net realized gains:
   Class I ................................    (5,098,255)    (4,623,214)                --            --
   Class II ...............................      (396,739)       (30,854)                --            --
                                             ----------------------------------------------------------------
 Total distributions to shareholders ......   (17,191,029)   (13,551,851)        (1,127,160)     (851,994)
 Capital share transactions (Note 3)
  Class I .................................    57,149,819     62,463,113          5,205,073    (1,401,961)
  Class II ................................    22,298,986     17,359,834                 --            --
                                             ----------------------------------------------------------------
 Total capital share transactions .........    79,448,805     79,822,947          5,205,073    (1,401,961)
                                             ----------------------------------------------------------------
      Net increase (decrease) in net assets   132,652,566     95,895,249          5,429,966    (1,306,383)
Net assets:
 Beginning of year ........................   265,179,085    169,283,836         15,707,373    17,013,756
                                             ----------------------------------------------------------------
 End of year ..............................  $397,831,651   $265,179,085        $21,137,339   $15,707,373
                                             ================================================================
Undistributed net investment income included
 in net assets:
  End of year .............................     $ 603,756      $ 522,203                $--           $--
                                             ================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series (the Funds). All Funds are diversified except Franklin Global Government Income Fund (the Global Fund). The Funds and their investment policies are:

Global Income     Growth and Income     Income
------------------------------------------------------------------------
Global Fund       Convertible Fund      Short-Intermediate Fund
                  Equity Income Fund    Adjustable U.S. Government Fund
                                        Adjustable Rate Fund

The Adjustable U.S. Government Fund and the Adjustable Rate Fund invest substantially all of their assets in the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Securities Portfolio, respectively. The Trust is registered under the Investment Company Act of 1940 as a diversified, open end investment company having the same investment objectives as the Funds. The financial statements of the Trust, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Funds financial statements.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The values of the Adjustable U.S. Government Fund and the Adjustable Rate Fund reflect their proportionate interest in the net assets of the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Securities Portfolio, respectively. At October 31, 1997, the Adjustable U.S. Government Fund owns 98% of the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Fund owns 94% of the Adjustable Rate Securities Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.

b. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions, Investment Income, Expenses and Distributions: (cont.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

d. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

f. Forward Exchange Contract:

The Global Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

2. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Global Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts in order to minimize the impact of the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At 10/31/97, the Fund has outstanding forward exchange contracts for the sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.


                                                                           In      Settlement  Unrealized
         Contracts to Sell                                            Exchange for    Date     Gain/(Loss)
300,000  Australian dollars                                         U.S. $208,000   12/02/97U.S. $ (3,116)
210,000  New Zealand dollars                                              129,644   12/15/97         (749)
                                                                        ----------------------------------
                                                                    U.S. $337,644                  (3,865)
                                                                        ----------
Net unrealized loss on offsetting forward exchange contracts                                     (630,430)
                                                                                             -------------
 Unrealized loss on forward exchange contracts                                                   (634,295)
                                                                                             -------------
Net unrealized gain on offsetting forward exchange contracts                                      950,736
                                                                                             -------------
 Net unrealized gain on forward exchange contracts                                          U.S. $316,441
                                                                                             =============


3. TRUST SHARES

Effective January 2, 1997, the Short-Intermediate Fund and the Global Fund offered Advisor Class shares to qualified investors. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class. All of the the Short-Intermediate Fund's outstanding shares before that date were designated as Class I shares.



3. TRUST SHARES (cont.)

At October 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:


                             Global Government           Short-Intermediate               Convertible
                                Income Fund        U.S. Government Securities Fund      Securities Fund
                           Shares      Amount           Shares       Amount           Shares      Amount
Class I Shares:
1997
 Shares sold             2,472,734  $20,945,795       9,455,984  $ 96,723,865      7,074,889  $98,888,262
 Shares issued in reinvestment
 of distributions          576,140    4,904,638         610,793     6,250,094        916,933   12,136,488
 Shares redeemed        (4,879,312) (41,534,543)    (10,469,896) (107,085,203)    (3,302,613) (45,655,596)
                      ------------------------------------------------------------------------------------
 Net increase (decrease)(1,830,438)$(15,684,110)       (403,119) $ (4,111,244)     4,689,209  $65,369,154
                      ====================================================================================
1996
 Shares sold             4,025,707  $33,831,552       7,187,123  $ 73,976,114      4,365,828  $56,759,465
 Shares issued in reinvestment
 of distributions          627,075    5,249,077         656,342     6,749,593        544,756    6,898,946
 Shares redeemed        (8,597,709) (72,097,101)     (8,876,550)  (91,266,262)    (1,733,409) (22,632,385)
                      ------------------------------------------------------------------------------------
 Net increase (decrease)(3,944,927 $(33,016,472)     (1,033,085) $(10,540,555)     3,177,175  $41,026,026
                      ====================================================================================
Class II Shares:
1997
 Shares sold               314,368  $ 2,666,891                                    1,693,202  $23,703,881
 Shares issued in reinvestment
 of distributions           18,565      157,895                                       96,754    1,282,945
 Shares redeemed          (228,727)  (1,955,454)                                    (197,081)  (2,747,619)
                      ------------------------------------------------------------------------------------
 Net increase              104,206    $ 869,332                                    1,592,875  $22,239,207
                      ====================================================================================
1996
 Shares sold               346,306  $ 2,915,042                                      804,020  $10,462,164
 Shares issued in reinvestment
 of distributions           11,601       97,238                                       12,211      157,571
 Shares redeemed           (73,846)    (621,244)                                     (22,905)    (297,579)
                      ------------------------------------------------------------------------------------
 Net increase              284,061  $ 2,391,036                                      793,326 $ 10,322,156
                      ====================================================================================
Advisor Class Shares:
1997+
 Shares sold               102,752     $885,499          37,960     $ 387,372
 Shares issued in reinvestment
 of distributions            4,741       40,043             393         4,015
 Shares redeemed           (19,378)    (163,511)         (1,004)      (10,289)
                      ---------------------------------------------------------
 Net increase               88,115    $ 762,031          37,349     $ 381,098
                      =========================================================

+For the period January 2, 1997 (effective date) to October 31, 1997 for the Advisor Class of shares.

3. TRUST SHARES (cont.)

                        Adjustable U.S. Government                                      Adjustable Rate
                              Securities Fund            Equity Income Fund             Securities Fund
                      ------------------------------------------------------------------------------------
                           Shares       Amount           Shares      Amount           Shares      Amount
                      ------------------------------------------------------------------------------------
Class I Shares:
1997
 Shares sold            19,504,396  $183,679,079       6,936,844 $125,149,684      2,515,583  $24,890,014
 Shares issued in reinvestment
 of distributions        1,309,703    12,299,705         762,734   13,249,367         91,780      910,284
 Shares redeemed       (27,867,699) (262,426,456)     (4,489,818) (81,249,232)    (2,076,570) (20,595,225)
                      ------------------------------------------------------------------------------------
 Net increase
 (decrease)             (7,053,600)$ (66,447,672)      3,209,760 $ 57,149,819        530,793  $ 5,205,073
                      ====================================================================================
1996
 Shares sold            14,565,477  $136,048,405       6,911,802 $110,237,707        686,370  $ 6,733,448
 Shares issued in reinvestment
 of distributions        1,655,133    15,418,849         674,366   10,650,968         65,447      642,723
 Shares redeemed       (28,356,704) (264,902,829)     (3,657,228) (58,425,562)      (892,821)  (8,778,132)
                      ------------------------------------------------------------------------------------
 Net increase
 (decrease)            (12,136,094)$(113,435,575)      3,928,940 $ 62,463,113       (141,004)$ (1,401,961)
                      ====================================================================================
Class II Shares:

1997
 Shares sold                                           1,537,907 $ 27,820,253
 Shares issued in reinvestment
 of distributions                                         64,902    1,133,280
 Shares redeemed                                        (364,896)  (6,654,547)
                                                       -----------------------
 Net increase                                          1,237,913 $ 22,298,986
                                                       =======================
1996
 Shares sold                                           1,133,269 $ 18,099,689
 Shares issued in reinvestment
 of distributions                                         15,808      251,793
 Shares redeemed                                         (61,758)    (991,648)
                                                       -----------------------
 Net increase                                          1,087,319 $ 17,359,834
                                                       =======================

4. INCOME TAXES

At October 31, 1997, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:


                                                      Global   Short-Intermediate    Adjustable
                                                    Government  U.S. Government  U.S. Government  Adjustable Rate
                                                    Income Fund Securities Fund  Securities Fund  Securities Fund
                                                  ----------------------------------------------------------------
Capital loss carryovers expiring in:
 2000 ...........................................         $--             $--   $ 1,925,614           $ --
 2001 ...........................................          --              --     7,701,615             --
 2002 ...........................................          --       2,335,397    41,867,757        414,821
 2003 ...........................................   2,971,284       3,564,637    18,176,270        286,740
 2004 ...........................................          --         300,618     8,741,194         66,100
 2005 ...........................................          --              --     4,484,844         95,706
                                                  ----------------------------------------------------------------
                                                   $2,971,284      $6,200,652   $82,897,294       $863,367
                                                  ================================================================

At October 31, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:


                           Global  Short-Intermediate                Adjustable
                         Government  U.S. Government  Convertible  U.S. Government   Equity      Adjustable Rate
                         Income Fund Securities Fund Securities Fund Securities Fund Income Fund Securities Fund
                      ------------------------------------------------------------------------------------------
Investment at cost        $124,273,516   $188,126,025 $227,475,851  $356,994,643  $330,902,056    $21,083,576
                      ==========================================================================================
Unrealized appreciation      1,335,596      2,531,509   17,269,741           --     69,217,601         58,899
Unrealized depreciation     (3,985,644)           --    (4,352,449)  (20,695,845)   (3,345,374)        --
                      ------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)          $  (2,650,048)   $ 2,531,509 $ 12,917,292 $ (20,695,845) $ 65,872,227       $ 58,899
                      ==========================================================================================

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1997 were as follows:


                           Global   Short-Intermediate                   Adjustable
                         Government   U.S. Government  Convertible    U.S. Government   Equity    Adjustable Rate
                         Income Fund  Securities Fund Securities Fund Securities Fund Income Fund Securities Fund
                      ------------------------------------------------------------------------------------------
Purchases              $231,487,584     $69,964,454  $310,201,915  $159,111,678 $157,548,391   $22,512,317
Sales                  $241,711,937     $75,025,911  $240,338,095  $224,454,213 $ 90,811,485   $17,267,124

6. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), Templeton Investment Counsel, Inc. (TICI), Franklin/Templeton Investor Services, Inc. (Investor Services), and of the Securities Portfolio and the Mortgage Portfolio, the Trust's investment manager, principal underwriter, administrative managers, transfer agent, and the Funds in which the Adjustable US Government Fund and the Adjustable Rate Fund invest, respectively.

Under an agreement with Advisers, FT Services provides administrative services to the Global Fund, the Short-Intermediate Fund, the Convertible Fund and the Equity Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (Investment Counsel) provides subadvisory services to the Global Fund and receives from Advisers fees based on the month end net assets of the Fund.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds, except Adjustable U.S. Government Fund and the Adjustable Rate Fund, as follows:

       Annualized
        Fee Rate   Month End Net Assets
         0.625%    First $100 million
         0.500%    Over $100 million, up to and including $250 million
         0.450%    Over $250 million

The Adjustable U.S. Government Fund and the Adjustable Rate Fund pay an administrative fee to Advisers based on the average net assets of the Funds, as follows:

       Annualized
        Fee Rate   Average Daily Net Assets
         0.10%     First $5 billion
         0.09%     Over $5 billion, up to and including $10 billion
         0.08%     Over $10 billion

The Adjustable U.S. Government Fund and the Adjustable Rate Fund reimburse Distributors up to 0.25% per year of its average daily net assets, the Short-Intermediate Fund reimburses Distributors up to 0.10% per year of its average daily net assets, the Global Fund reimburses Distributors up to 0.15% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, and the Convertible Fund and Equity Income Fund reimburse Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

6. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:


                             Global    Short-Intermediate                 Adjustable
                           Government   U.S. Government  Convertible  U.S. Government    Equity     Adjustable Rate
                           Income Fund Securities Fund Securities Fund Securities Fund Income Fund  Securities Fund
                      ------------------------------------------------------------------------------------------
Net Commissions
 received (paid)             $16,188    $(63,996)         $(156,389)       $(434)      $(239,155)      $9,218
Contingent Deferred
 Sales Charge                $ 3,054       $ --             $ 8,497         $ --        $ 13,137         $ --

The Trust paid shareholder servicing fees of $1,132,904, of which $1,072,924 was paid to Investor Services.

7. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at October 31, 1997 are as follows:



 Shares/
Warrants  Issuer                                                      Acquisition Date   Cost       Value
                      ------------------------------------------------------------------------------------------
Convertible Fund
73,000    CMS Energy Trust I, 7.75%, cvt. pfd. (1.58% of Net Assets)       6/18/97    $3,650,000 $3,918,414
Equity Income Fund
80,000    CMS Energy Trust I, 7.75%, cvt. pfd. (1.08% of Net Assets)       6/18/97     4,000,000  4,294,152


8. CREDIT RISK

The Convertible Fund has 66.7% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Convertible Fund has investments in excess of 10% of its total net assets in the Electronics industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.


FRANKLIN INVESTORS SECURITIES TRUST
Report of Independent Accountants

To the Shareholders and Board of Trustees of Franklin Investors Securities Trust:

We have audited the accompanying statements of assets and liabilities of the six Funds comprising the Franklin Investors Securities Trust, including each Fund's statement of investments, as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the six Funds comprising the Franklin Investor Securities Trust, as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

December 5, 1997



FRANKLIN INVESTORS SECURITIES TRUST
Tax Information

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the ordinary income dividends as income qualifying the dividends received deduction for the fiscal year ended October 31, 1997 as follows:

Convertible Fund 17.50%   Equity Fund 91.92%

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

U.S. Government Adjustable Rate Mortgage Portfolio




                                                                           Year ended October 31,
                                                  ----------------------------------------------------------
                                                        1997       1996       1995       1994      19931
                                                  ----------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ............           $9.37      $9.33      $9.19      $9.82     $9.91
                                                  ----------------------------------------------------------
Income from investment operations:
 Net investment income ........................             .593       .589       .572       .415      .313
 Net realized and unrealized gain (loss) ......             .110       .040       .140      (.630)    (.090)
                                                  ----------------------------------------------------------
Total from investment operations ..............             .703       .629       .712      (.215)     .223
Less distributions from net investment income .            (.593)     (.589)     (.572)     (.415)    (.313)
                                                  ----------------------------------------------------------
Net asset value, end of year ..................           $9.48      $9.37      $9.33      $9.19     $9.82
                                                  ==========================================================
Total return* .................................            7.74%      6.95%      7.99%     (2.22)%    2.28%

Ratios/supplemental data
Net assets, end of year (000's) ...............         $342,541   $406,431   $522,802   $747,471 $2,130,229
Ratio of average net assets:
 Expenses .....................................             .25%       .25%       .18%       .02%      .27%**
 Expenses excluding waiver and payments by affiliate                   .43%       .42%       .43%      .42%            .41%**
 Net investment income .......................             6.31%      6.31%      6.17%      4.01%     4.15%**
Portfolio turnover rate .......................           20.84%     24.63%     20.16%     56.43%    76.55%

1For the nine months ended October 31, 1993
*Total return is not annualized
**Annualized

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1997
                                                                                    PRINCIPAL
 U.S. Government Adjustable Rate Mortgage Portfolio                                  AMOUNT        VALUE
 Adjustable Rate Mortgage Securities 97.2%
 Federal Home Loan Mortgage Corp. (FHLMC) 19.8%
 FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.625%, 11/01/16 ..... $ 4,718,503  $ 4,969,670
 FHLMC, Cap 12.723%, Margin 2.189% + CMT, Resets Annually, 7.853%, 4/01/19 .....   2,117,740    2,225,491
 FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.685%, 7/01/18 ......   4,267,699    4,428,848
 FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.847%, 4/01/18 ......   6,712,722    7,098,301
 FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.654%, 9/01/19 ......   5,388,451    5,675,171
 FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.644%, 12/01/16 ....   2,637,333    2,776,901
 FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.831%, 10/01/18 ....   2,528,652    2,664,694
 FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.762%, 3/01/19 .....   2,164,913    2,281,234
 FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.62%, 3/01/18 ......   4,072,207    4,288,319
 FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.665%, 4/01/19 .......   8,453,614    8,881,030
 FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.994%, 7/01/20 ......   6,081,007    6,401,842
 FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.944%, 11/01/19 ....   2,733,821    2,875,488
 FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.746%, 4/01/18 .....   7,879,212    8,285,070
 FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 8.751%, 12/01/21  1,847,307    1,940,153
 FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.096%, 2/01/19 ......   2,959,606    3,174,947
                                                                                             -------------
 Total Federal Home Loan Mortgage Corp. (Cost $66,725,193) .....................               67,967,159
                                                                                             -------------
 Federal National Mortgage Association (FNMA) 68.0%
 FNMA, Cap 12.00%, Margin 1.25% + COFI, Resets Monthly, 6.112%, 11/01/35 .......   9,394,906    9,401,953
 FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR,
 Resets Semi-Annually, 7.673%, 11/01/18 ...................................        2,264,248    2,363,898
 FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.913%, 11/01/17 ......  15,260,761   15,507,986
 FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.686%, 3/01/19 ........   3,993,972    4,179,732
 FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR,
 Resets Semi-Annually, 6.929%, 1/01/19 .........................................  10,589,417   10,916,418
 FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.888%, 1/01/19 .......   2,967,682    2,985,132
 FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.103%, 9/01/18 .......  11,214,476   11,133,284
 FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.477%, 1/01/19 .......   2,903,508    2,992,297
 FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.821%, 11/01/20 ......   3,739,582    3,952,066
 FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.426%, 5/01/19 .......   4,860,978    5,107,430
 FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually,
  7.85%, 6/01/17................................................................   3,007,607    3,163,462
 FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.257%, 10/01/17    4,798,997    4,983,183
 FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR,
   Resets Semi-Annually, 7.280%, 7/01/17........................................   6,765,613    7,063,369
 FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.103%, 2/01/19 .......   7,059,067    7,005,771
 FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.745%, 12/01/19 .....   3,268,174    3,456,454
 FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 8.167%, 11/01/17    4,936,608    5,146,167
 FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.733%, 6/01/19 ........   4,872,351    5,152,804
 FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.917%, 2/01/20 ........   8,468,598    8,518,393
 FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually,
 7.158%, 12/01/20 ..............................................................   5,205,039    5,372,278
 FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.749%, 4/01/19 ......   5,414,705    5,729,138
 FNMA, Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.635%, 6/01/19 ......   4,708,480    4,977,241
 FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.584%, 4/01/19 ......   4,364,388    4,612,504
 FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR,
 Resets Semi-Annually, 7.683%, 11/01/26 ........................................   2,536,223    2,672,418
 FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.636%, 6/01/19           2,893,430    3,025,284
 FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.637%, 10/01/19 ......   7,435,748    7,860,181
 FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.434%, 4/01/03 ........   6,372,700    6,460,007
 FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.84%, 9/01/22 .......  11,322,763   11,927,173
 FNMA, Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 7.601%, 6/01/18 ......   5,587,954    5,905,686
 FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.86%, 3/01/21 .......   4,946,037    5,233,996
 FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 7.916%, 12/01/20       $ 7,701,866 $  8,153,889
 FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.747%, 3/01/19 .......   2,392,531    2,517,278
 FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.794%, 7/01/245,287,705    5,287,441
 FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.775%, 2/01/19 .......   3,659,439    3,855,915
 FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.989%, 12/01/18          2,866,026    3,034,148
 FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.755%, 1/01/19 ......   6,096,910    6,448,397
 FNMA, Cap 14.142%, Margin 2.118% + CMT, Resets Annually, 7.77%, 3/01/21 .......   1,906,283    2,005,067
 FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.168%, 5/01/21 .   9,771,483   10,140,454
 FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.799%, 3/01/20 .......   3,044,716    3,221,492
 FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.421%, 1/01/16 .......   7,983,277    8,267,243
 FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.356%, 5/01/19 ......   2,885,536    3,098,172
                                                                                             -------------
 Total Federal National Mortgage Association (Cost $231,376,068) ...............              232,835,201
                                                                                             -------------
Government National Mortgage Association (GNMA) 9.4%
GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 7.00%, 1/20/24              6,821,605    7,014,589
dGNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.50%, 12/01/27 ........   9,000,000    8,980,313
dGNMA, Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.00%, 12/01/27 ........  10,000,000   10,078,125
 GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 7.00%, 7/20/25 .........   5,959,124    6,249,333
                                                                                             -------------
 Total Government National Mortgage Association (Cost $31,957,224) .............               32,322,360
                                                                                             -------------
bRepurchase Agreements 8.0%
 Joint Repurchase Agreement, 5.671%, 11/03/97, (Maturity Value $27,393,124)
(Cost $27,380,185) .............................................................  27,380,185   27,380,185
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $357,438,670) 105.2% ..................................              360,504,905
 Other Assets, less Liabilities (5.2%) .........................................              (17,963,815)
                                                                                             -------------
 Net Assets 100.0% .............................................................             $342,541,090
                                                                                             =============

PORTFOLIO ABBREVIATIONS:
3CMT  - 3 Year Constant Maturity Treasury Index
5CMT  - 5 Year Constant Maturity Treasury Index
CMT   - 1 Year Constant Maturity Treasury Index
COFI  - Eleventh District Cost of Funds Index
DR    - Discount Rate
NCI   - National Median Cost of Funds Index
TB    - Treasury Bill Rate

bInvestment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1997, all repurchase agreements held by the Portfolio had been entered into on that date.
dSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

Adjustable Rate Securities Portfolio
                                                                           Year ended October 31,
                                                       ----------------------------------------------------
                                                        1997       1996       1995       1994      19931
                                                       ----------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ............           $9.86      $9.81      $9.69     $10.03    $10.02
                                                       ----------------------------------------------------
Income from investment operations:
 Net investment income ........................             .616       .607       .625       .469      .368
 Net realized and unrealized gain (loss) ......             .090       .050       .120      (.340)     .010
                                                       ----------------------------------------------------
Total from investment operations ..............             .706       .657       .745       .129      .378
Less distributions from net investment income .            (.616)     (.607)     (.625)     (.469)    (.368)
                                                       ----------------------------------------------------
Net asset value, end of year ..................           $9.95      $9.86      $9.81      $9.69    $10.03
                                                       ====================================================
Total return* .................................            7.38%      6.91%      7.94%      1.32%     3.83%

Ratios/supplemental data
Net assets, end of period (000's) .............          $22,540    $20,534    $27,079    $41,619  $124,309
Ratio of average net assets:
 Expenses .....................................             .25%       .25%       .25%       .25%      .11%**
 Expenses excluding waiver and payments by affiliate                   .44%       .47%       .47%      .43%            .47%**
 Net investment income ........................            6.20%      6.19%      6.36%      4.55%     4.76%**
Portfolio turnover rate .......................          138.32%     46.78%     50.29%    192.06%   158.70%

1For the nine months ended October 31, 1993.
*Total return is not annualized
**Annualized

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1997




                                                                                     PRINCIPAL
 Adjustable Rate Securities Portfolio                                                 AMOUNT       VALUE
 Adjustable Rate Mortgage Securities 80.1%
 FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%, 10/01/28 ..........  $ 837,463   $ 842,388
 FNMA, Cap 13.86%, Margin 1.84% + CMT, Resets Annually, 7.490%, 8/01/16 ..........    375,448     394,318
 FNMA, Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 8.627%, 8/01/22 ...  1,844,163   1,959,885
dGNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.50%, 12/01/27 ..........  1,000,000     997,813
 Homeowners Federal Savings, Cap 13.00%, Margin 1.75% + CMT,
 Resets Annually, 7.407%, 1/25/18 ................................................    887,457     902,710
 PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 8.359%, 7/25/22 ..........  1,152,236   1,177,442
 PHMS, Cap 12.02%, Margin 2.55% + CMT, Resets Annually, 8.144%, 4/25/22 ..........    598,746     602,676
 RFC, Cap 10.00%, Margin 0.85% + COFI, Resets Monthly, 5.713%, 2/25/22 ...........    846,607     844,169
 RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.705%, 11/25/22 ..........  1,184,262   1,225,982
 RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 6.868%, 1/25/25  1,166,767   1,166,767
 RTC, Cap 13.82%, Margin 0.92% + 3CMT, Resets Every 3 Years, 7.099%, 4/25/22 .....  1,235,919   1,239,009
 RTC, Cap 14.69%, Margin 1.55% + 3CMT, Resets Every 3 Years, 7.582%, 6/25/22 .....  1,483,767   1,438,790
 RTC, Cap 16.48%, Margin NACR - 0.15%, Resets Annually, 7.549%, 7/25/20 ..........  1,059,548   1,064,846
 Salomon Brothers Mortgage Securities, Cap 14.00%, Margin 0.96% + NACR,
 Resets Annually, 8.121%, 10/25/16 ...............................................  1,408,400   1,407,961
 Saxon Mortgage Securities Corp., Cap 10.78%, Margin 2.78% + 6 Month LIBOR,
 Resets Semi-Annually, 8.683%,  5/25/24 ..........................................    517,538     536,725
 Saxon Mortgage Securities Corp., Cap 11.68%, Margin 2.13% + 6 Month LIBOR,
 Resets Semi-Annually, 8.128%,  2/25/23 ..........................................  1,138,876   1,141,723
 Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT,
 Resets Annually, 7.902%, 12/25/18 ...............................................    757,017     758,674
 Western Federal Savings and Loan Association, Cap 13.00%,
 Margin 1.80% + COFI, Resets Monthly, 6.664%,  3/25/19 ...........................    335,058     342,938
                                                                                             -------------
 Total Adjustable Rate Mortgage Securities (Cost $18,203,747) ....................             18,044,816
                                                                                             -------------
 Fixed Rate Mortgage Securities 4.1%
 Countrywide Mortgage-Backed Securities, Inc., Series 1994-I,
 Class A8, 6.25%, 7/25/09 (Cost $917,871) ........................................    943,825     931,160
                                                                                             -------------
 Other Adjustable Rate Securities 4.3%
 SBA, Cap 12.625%, Margin -0.125% + Prime, Resets Quarterly,
 8.375%, 8/25/20 (Cost $975,901) .................................................    905,183     971,941
                                                                                             -------------
 U.S. Government Securities 8.9%
 U.S. Treasury Notes, 5.75%, 9/30/99 (Cost $1,998,945) ...........................  2,000,000   2,005,002
                                                                                             -------------
bRepurchase Agreements 6.9%
 Joint Repurchase Agreement, 5.671%, 11/03/97, (Maturity Value $1,547,322)
(Cost $1,546,591) ................................................................ 1,546,591    1,546,591
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $23,643,055) 104.3% .....................................             23,499,510
 Other Assets, less Liabilities (4.3%) ...........................................               (959,648)
                                                                                             -------------
 Net Assets 100.0% ...............................................................            $22,539,862
                                                                                             =============

PORTFOLIO ABBREVIATIONS
3CMT  - 3 Year Constant Maturity Treasury Index
CMT   - 1 Year Constant Maturity Treasury Index
COFI  - Eleventh District Cost of Funds Index
DR    - Discount Rate
FNMA  - Federal National Mortgage Association
GNMA  - Government National Mortgage Association
LIBOR - London Interbank Offered Rate
NACR  - National Average Contract Rate
NCI   - National Median Cost of Funds Index
PHMS  - Prudential Home Mortgage Securities
RFC   - Residential Finance Corp.
RTC   - Resolution Trust Corp.
SBA   - Small Business Administration

bInvestment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1997, all repurchase agreements held by the Portfolio had been entered into on that date.
dSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements

Statements of Assets and Liabilities
October 31, 1997


                                                                            U.S. Government
                                                                            Adjustable Rate Adjustable Rate
                                                                          Mortgage PortfolioSecurities Portfolio
                                                                         ---------------------------------------
Assets:
Investments in securities:
 Cost ...................................................................    $357,438,670     $23,643,055
                                                                         ======================================
 Value ..................................................................     360,504,905      23,499,510
Cash ....................................................................              --           7,274
Receivables:
 Investment securities sold .............................................         821,558           1,105
 Interest ...............................................................       2,373,126         135,508
                                                                         ---------------------------------------
      Total assets ......................................................     363,699,589      23,643,397
                                                                         ---------------------------------------
Liabilities:
Payables:
 Investment securities purchased ........................................      19,129,729         999,924
 Capital shares redeemed ................................................       1,946,394          93,797
 Affiliates .............................................................          68,239           4,009
Other liabilities .......................................................          14,137           5,805
                                                                         ---------------------------------------
      Total liabilities .................................................      21,158,499       1,103,535
                                                                         ---------------------------------------
       Net assets, at value .............................................    $342,541,090     $22,539,862
                                                                         ======================================
Net assets consist of:
 Net unrealized appreciation (depreciation) .............................     $ 3,066,235      $ (143,545)
 Accumulated net realized loss ..........................................    (137,126,881)     (2,729,247)
 Capital shares .........................................................     476,601,736      25,412,654
                                                                         ---------------------------------------
Net assets, at value ....................................................    $342,541,090     $22,539,862
                                                                         ======================================
Shares outstanding ......................................................      36,140,971       2,265,903
                                                                         ======================================
Net asset value and maximum offering price per share ....................           $9.48           $9.95
                                                                         ======================================

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)


Statements of Operations
for the year ended October 31, 1997


                                                                            U.S. Government
                                                                            Adjustable Rate Adjustable Rate
                                                                          Mortgage PortfolioSecurities Portfolio
                                                                         ---------------------------------------
Investment income:
 Interest ...............................................................     $24,396,969      $1,562,033
                                                                         ---------------------------------------
Expenses:
 Management fees (Note 5) ...............................................       1,487,256          96,727
 Custodian fees .........................................................           3,641             205
 Reports to shareholders ................................................             906             689
 Professional fees ......................................................          53,470           4,455
 Trustees' fees and expenses ............................................           6,531             387
 Other ..................................................................          37,399           4,233
                                                                         ---------------------------------------
      Total expenses ....................................................       1,589,203         106,696
      Expenses waived/paid by affiliate (Note 5) ........................        (656,658)        (45,274)
                                                                         ---------------------------------------
       Net expenses .....................................................         932,545          61,422
                                                                         ---------------------------------------
        Net investment income ...........................................      23,464,424       1,500,611
                                                                         ---------------------------------------
Realized and unrealized gain:
 Net realized gain from investments .....................................         693,708          14,469
 Net unrealized appreciation on investments .............................       3,675,679         260,606
                                                                         ---------------------------------------
Net realized and unrealized gain ........................................       4,369,387         275,075
                                                                         ---------------------------------------
Net increase in net assets resulting from operations ....................     $27,833,811      $1,775,686
                                                                          ======================================

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended October 31, 1997 and 1996

                                                      U.S. Government                  Adjustable Rate
                                            Adjustable Rate Mortgage Portfolio      Securities Portfolio
                                           --------------------------------------------------------------
                                                    1997          1996               1997         1996
                                           --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                        $ 23,464,424   $ 29,813,817       $ 1,500,611  $ 1,391,109
  Net realized gain (loss) from investments         693,708       (419,303)           14,469      (37,828)
  Net unrealized appreciation on investments      3,675,679      2,011,283           260,606      139,862
                                           --------------------------------------------------------------
      Net increase in net assets resulting
 from operations                                 27,833,811     31,405,797         1,775,686    1,493,143
 Distributions to shareholders from:
  Net investment income                         (23,464,424)   (29,813,817)       (1,500,611)  (1,391,109)
 Capital share transactions (Note 2)            (68,259,294)  (117,962,940)        1,730,540   (6,646,687)
                                           --------------------------------------------------------------
  Net increase (decrease) in net assets         (63,889,907)  (116,370,960)        2,005,615   (6,544,653)
Net assets (there is no undistributed net investment
 income at beginning or end of year):
  Beginning of year                             406,430,997    522,801,957        20,534,247   27,078,900
                                           --------------------------------------------------------------
  End of year                                  $342,541,090   $406,430,997       $22,539,862  $20,534,247
                                           ==============================================================

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two separate portfolios (the Portfolios) the U.S. Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933. The investment objective of each Portfolio is to seek current income.

The following summarizes the Portfolios' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

No provision has been made for income taxes because each Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. Other expenses are charged to each Portfolio on a specific identification basis.

d. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRUST SHARES:

At October 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in each of the Portfolios' shares were as follow:


                                                     U.S. Government Adjustable         Adjustable Rate
                                                       Rate Mortgage Portfolio       Securities Portfolio
                                                    ------------------------------------------------------
                                                        Shares       Amount           Shares      Amount
                                                    ------------------------------------------------------
1997
 Shares sold ....................................... 14,468,647  $136,195,699      2,195,631  $21,698,569
 Shares issued in reinvestment of distributions ....  2,492,654    23,464,406        151,507    1,500,610
 Shares redeemed ...................................(24,217,403) (227,919,399)    (2,164,571) (21,468,639)
                                                    ------------------------------------------------------
      Net Increase (decrease) ...................... (7,256,102)$ (68,259,294)       182,567  $ 1,730,540
                                                    ======================================================
1996
 Shares sold .......................................  8,516,434  $ 79,504,622        741,450  $ 7,267,077
 Shares issued in reinvestment of distributions ....  3,196,067    29,832,645        141,790    1,391,107
 Shares redeemed ...................................(24,351,072) (227,300,207)    (1,560,875) (15,304,871)
                                                    ------------------------------------------------------
      Net Decrease .................................(12,638,571)$(117,962,940)      (677,635)$ (6,646,687)
                                                    ======================================================

3. INCOME TAXES

At October 31, 1997, the Portfolios had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                        U.S. Government
                        Adjustable Rate   Adjustable Rate
                      Mortgage Portfolio Securities Portfolio
        Capital loss carryovers
         Expiring in:
          2000           $ 44,745,908        $ 42,138
          2001             17,182,002          50,908
          2002             67,102,060       1,987,888
          2003              7,677,608         609,391
          2004                419,303          37,828
                         ----------------------------
                         $137,126,881      $2,728,153
                         ----------------------------

3. INCOME TAXES (cont.)

The cost of securities for income tax purposes is the same as that shown in the investment portfolio.

At October 31, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                        U.S. Government
                        Adjustable Rate    Adjustable Rate
                      Mortgage Portfolio Securities Portfolio
                      ---------------------------------------
        Investments
         at cost         $357,438,670     $23,643,055
                      ---------------------------------------
        Unrealized
         appreciation     $ 4,622,271          98,232
        Unrealized
         depreciation      (1,556,036)       (241,777)
                      ---------------------------------------
        Net unrealized
         appreciation
         (depreciation)   $ 3,066,235     $  (143,545)
                      ---------------------------------------


4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1997 were as follows:

                        U.S. Government
                        Adjustable Rate     Adjustable Rate
                      Mortgage Portfolio Securities Portfolio
                      ---------------------------------------
        Purchases        $ 74,103,904     $35,649,657
        Sales            $124,530,053     $32,484,549


5. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolios' investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and of Franklin Investors Securities Trust and Institutional Fiduciary Trust.

The Portfolios pay an investment management fee to Advisers based on the average net assets of the Portfolios as follows:

       Annualized
        Fee Rate   Month End Net Assets
         0.400%    First $5 billion
         0.350%    Over $5 billion, up to and including $10 billion
         0.330%    Over $10 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

Advisers agreed in advance to waive management fees as noted in the Statement of Operations.


5. TRANSACTIONS WITH AFFILIATES (cont.)

At October 31, 1997, 36,140,971 shares of the Mortgage Portfolio were owned by the following:

                                                                                  Shares     Percentage of
Name                                                                               Owned  Outstanding Shares
Franklin Adjustable U.S. Government Securities Fund .........................  35,474,557         98%
Franklin Institutional Adjustable U.S. Government Securities Fund ...........     666,414          2%

At October 31, 1997, 2,265,903 shares of the Securities Portfolio were owned by the following:

                                                                                  Shares     Percentage of
Name                                                                               Owned  Outstanding Shares
Franklin Adjustable Rate Securities Fund ....................................   2,131,679         94%
Franklin Institutional Adjustable Rate Securities Fund ......................     132,707          6%
Franklin Resources, Inc. ....................................................       1,517          --


ADJUSTABLE RATE SECURITIES PORTFOLIOS
Report of Independent Accountants



To the Shareholders and Board of Trustees of Adjustable Rate Securities Portfolios:

We have audited the accompanying statements of assets and liabilities of the two Portfolios comprising the Adjustable Rate Securities Portfolios (the Trust), including each Portfolio's statement of investments, as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the two Portfolios comprising the Adjustable Rate Securities Portfolios as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

December 5, 1997






Franklin Investors Securities Trust Annual Report October 31, 1997

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the Franklin Global Government Income Fund - Class I Shares to that of the JP Morgan Global Government Bond Index, based on a $10,000 investment from 3/15/88 to 10/31/97.

Period Ending           Fund        Index

         3/15/1988     $9,579     $10,000
         3/31/1988     $9,607     $10,041
         4/30/1988     $9,626      $9,995
         5/31/1988     $9,799      $9,888
         6/30/1988     $9,866      $9,800
         7/31/1988     $9,933      $9,724
         8/31/1988     $9,868      $9,654
         9/30/1988     $9,949      $9,895
        10/31/1988    $10,245     $10,284
        11/30/1988    $10,425     $10,374
        12/31/1988    $10,351     $10,312
         1/31/1989    $10,513     $10,210
         2/28/1989    $10,364     $10,193
         3/31/1989    $10,366     $10,107
         4/30/1989    $10,421     $10,274
         5/31/1989    $10,268     $10,162
         6/30/1989    $10,608     $10,394
         7/31/1989    $10,823     $10,808
         8/31/1989    $10,880     $10,489
         9/30/1989    $10,764     $10,654
        10/31/1989    $10,658     $10,791
        11/30/1989    $10,761     $10,887
        12/31/1989    $10,931     $11,013
         1/31/1990    $10,844     $10,849
         2/28/1990    $10,689     $10,732
         3/31/1990    $10,819     $10,667
         4/30/1990    $10,752     $10,625
         5/31/1990    $10,978     $10,965
         6/30/1990    $11,312     $11,163
         7/31/1990    $11,602     $11,492
         8/31/1990    $11,449     $11,402
         9/30/1990    $11,415     $11,508
        10/31/1990    $11,468     $11,963
        11/30/1990    $11,670     $12,174
        12/31/1990    $11,761     $12,310
         1/31/1991    $11,905     $12,589
         2/28/1991    $12,241     $12,600
         3/31/1991    $12,013     $12,206
         4/30/1991    $12,199     $12,354
         5/31/1991    $12,347     $12,365
         6/30/1991    $12,246     $12,200
         7/31/1991    $12,491     $12,459
         8/31/1991    $12,564     $12,717
         9/30/1991    $12,898     $13,181
        10/31/1991    $13,076     $13,310
        11/30/1991    $13,058     $13,527
        12/31/1991    $13,435     $14,210
         1/31/1992    $13,403     $13,932
         2/29/1992    $13,415     $13,891
         3/31/1992    $13,399     $13,763
         4/30/1992    $13,527     $13,878
         5/31/1992    $13,817     $14,272
         6/30/1992    $13,799     $14,661
         7/31/1992    $13,916     $14,984
         8/31/1992    $13,819     $15,383
         9/30/1992    $13,193     $15,367
        10/31/1992    $13,434     $14,983
        11/30/1992    $13,162     $14,718
        12/31/1992    $13,402     $14,858
         1/31/1993    $13,597     $15,109
         2/28/1993    $13,856     $15,352
         3/31/1993    $14,357     $15,588
         4/30/1993    $14,780     $15,872
         5/31/1993    $15,013     $15,974
         6/30/1993    $14,954     $15,986
         7/31/1993    $14,910     $15,993
         8/31/1993    $15,280     $16,466
         9/30/1993    $15,254     $16,641
        10/31/1993    $15,695     $16,633
        11/30/1993    $15,331     $16,511
        12/31/1993    $15,899     $16,679
         1/31/1994    $16,213     $16,836
         2/28/1994    $15,720     $16,651
         3/31/1994    $15,067     $16,574
         4/30/1994    $15,058     $16,561
         5/31/1994    $15,169     $16,425
         6/30/1994    $14,414     $16,619
         7/31/1994    $14,618     $16,775
         8/31/1994    $14,770     $16,732
         9/30/1994    $14,742     $16,816
        10/31/1994    $14,814     $17,068
        11/30/1994    $14,797     $16,853
        12/31/1994    $14,665     $16,891
         1/31/1995    $14,573     $17,233
         2/28/1995    $14,781     $17,677
         3/31/1995    $15,085     $18,577
         4/30/1995    $15,449     $18,874
         5/31/1995    $15,855     $19,401
         6/30/1995    $15,913     $19,521
         7/31/1995    $16,049     $19,613
         8/31/1995    $16,090     $19,068
         9/30/1995    $16,448     $19,499
        10/31/1995    $16,688     $19,690
        11/30/1995    $16,950     $19,908
        12/31/1995    $17,316     $20,155
         1/31/1996    $17,356     $19,950
         2/29/1996    $17,068     $19,832
         3/31/1996    $17,131     $19,802
         4/30/1996    $17,318     $19,729
         5/31/1996    $17,443     $19,749
         6/30/1996    $17,696     $19,922
         7/31/1996    $17,717     $20,289
         8/31/1996    $17,993     $20,374
         9/30/1996    $18,314     $20,486
        10/31/1996    $18,658     $20,892
        11/30/1996    $19,133     $21,191
        12/31/1996    $19,178     $21,042
         1/31/1997    $18,937     $20,516
         2/28/1997    $18,847     $20,375
         3/31/1997    $18,759     $20,220
         4/30/1997    $18,804     $20,106
         5/31/1997    $18,960     $20,581
         6/30/1997    $19,186     $20,816
         7/31/1997    $19,277     $20,739
         8/31/1997    $19,232     $20,714
         9/30/1997    $19,623     $21,174
        10/31/1997    $19,506     $21,622

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Global Government Income Fund - Class II Shares to that of the JP Morgan Global Government Bond Index, based on a $10,000 investment from 5/1/95 to 10/31/97.

Period Ending           Fund        Index

    5/1/1995           $9,901     $10,000
   5/31/1995          $10,171     $10,279
   6/30/1995          $10,204     $10,343
   7/31/1995          $10,273     $10,391
   8/31/1995          $10,294     $10,102
   9/30/1995          $10,518     $10,331
  10/31/1995          $10,670     $10,432
  11/30/1995          $10,834     $10,548
  12/31/1995          $11,063     $10,679
   1/31/1996          $11,084     $10,570
   2/29/1996          $10,895     $10,507
   3/31/1996          $10,929     $10,492
   4/30/1996          $11,029     $10,453
   5/31/1996          $11,117     $10,463
   6/30/1996          $11,272     $10,555
   7/31/1996          $11,280     $10,749
   8/31/1996          $11,451     $10,795
   9/30/1996          $11,650     $10,854
  10/31/1996          $11,864     $11,069
  11/30/1996          $12,163     $11,227
  12/31/1996          $12,187     $11,149
   1/31/1997          $12,027     $10,870
   2/28/1997          $11,979     $10,795
   3/31/1997          $11,903     $10,713
   4/30/1997          $11,925     $10,653
   5/31/1997          $12,033     $10,904
   6/30/1997          $12,170     $11,029
   7/31/1997          $12,222     $10,988
   8/31/1997          $12,188     $10,975
   9/30/1997          $12,415     $11,218
  10/31/1997          $12,336     $11,456

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Global Government Income Fund - Advisor Class Shares to that of the JP Morgan Global Government Bond Index, based on a $10,000 investment from 3/15/88 to 10/31/97.

Period Ending           Fund        Index

    3/15/1988         $10,000     $10,000
    3/31/1988         $10,030     $10,041
    4/30/1988         $10,050      $9,995
    5/31/1988         $10,230      $9,888
    6/30/1988         $10,300      $9,800
    7/31/1988         $10,370      $9,724
    8/31/1988         $10,303      $9,654
    9/30/1988         $10,387      $9,895
   10/31/1988         $10,696     $10,284
   11/30/1988         $10,884     $10,374
   12/31/1988         $10,807     $10,312
    1/31/1989         $10,976     $10,210
    2/28/1989         $10,820     $10,193
    3/31/1989         $10,823     $10,107
    4/30/1989         $10,880     $10,274
    5/31/1989         $10,720     $10,162
    6/30/1989         $11,074     $10,394
    7/31/1989         $11,300     $10,808
    8/31/1989         $11,359     $10,489
    9/30/1989         $11,238     $10,654
   10/31/1989         $11,127     $10,791
   11/30/1989         $11,234     $10,887
   12/31/1989         $11,412     $11,013
    1/31/1990         $11,321     $10,849
    2/28/1990         $11,159     $10,732
    3/31/1990         $11,295     $10,667
    4/30/1990         $11,225     $10,625
    5/31/1990         $11,461     $10,965
    6/30/1990         $11,810     $11,163
    7/31/1990         $12,113     $11,492
    8/31/1990         $11,952     $11,402
    9/30/1990         $11,917     $11,508
   10/31/1990         $11,973     $11,963
   11/30/1990         $12,183     $12,174
   12/31/1990         $12,279     $12,310
    1/31/1991         $12,429     $12,589
    2/28/1991         $12,780     $12,600
    3/31/1991         $12,541     $12,206
    4/30/1991         $12,736     $12,354
    5/31/1991         $12,891     $12,365
    6/30/1991         $12,785     $12,200
    7/31/1991         $13,041     $12,459
    8/31/1991         $13,117     $12,717
    9/30/1991         $13,466     $13,181
   10/31/1991         $13,651     $13,310
   11/30/1991         $13,632     $13,527
   12/31/1991         $14,026     $14,210
    1/31/1992         $13,993     $13,932
    2/29/1992         $14,005     $13,891
    3/31/1992         $13,988     $13,763
    4/30/1992         $14,122     $13,878
    5/31/1992         $14,425     $14,272
    6/30/1992         $14,406     $14,661
    7/31/1992         $14,528     $14,984
    8/31/1992         $14,427     $15,383
    9/30/1992         $13,773     $15,367
   10/31/1992         $14,025     $14,983
   11/30/1992         $13,741     $14,718
   12/31/1992         $13,992     $14,858
    1/31/1993         $14,195     $15,109
    2/28/1993         $14,466     $15,352
    3/31/1993         $14,989     $15,588
    4/30/1993         $15,431     $15,872
    5/31/1993         $15,674     $15,974
    6/30/1993         $15,612     $15,986
    7/31/1993         $15,567     $15,993
    8/31/1993         $15,952     $16,466
    9/30/1993         $15,925     $16,641
   10/31/1993         $16,386     $16,633
   11/30/1993         $16,006     $16,511
   12/31/1993         $16,599     $16,679
    1/31/1994         $16,927     $16,836
    2/28/1994         $16,412     $16,651
    3/31/1994         $15,730     $16,574
    4/30/1994         $15,720     $16,561
    5/31/1994         $15,837     $16,425
    6/30/1994         $15,049     $16,619
    7/31/1994         $15,261     $16,775
    8/31/1994         $15,420     $16,732
    9/30/1994         $15,390     $16,816
   10/31/1994         $15,466     $17,068
   11/30/1994         $15,448     $16,853
   12/31/1994         $15,310     $16,891
    1/31/1995         $15,214     $17,233
    2/28/1995         $15,431     $17,677
    3/31/1995         $15,749     $18,577
    4/30/1995         $16,129     $18,874
    5/31/1995         $16,552     $19,401
    6/30/1995         $16,613     $19,521
    7/31/1995         $16,755     $19,613
    8/31/1995         $16,798     $19,068
    9/30/1995         $17,171     $19,499
   10/31/1995         $17,422     $19,690
   11/30/1995         $17,696     $19,908
   12/31/1995         $18,077     $20,155
    1/31/1996         $18,119     $19,950
    2/29/1996         $17,819     $19,832
    3/31/1996         $17,885     $19,802
    4/30/1996         $18,080     $19,729
    5/31/1996         $18,210     $19,749
    6/30/1996         $18,474     $19,922
    7/31/1996         $18,496     $20,289
    8/31/1996         $18,784     $20,374
    9/30/1996         $19,119     $20,486
   10/31/1996         $19,478     $20,892
   11/30/1996         $19,975     $21,191
   12/31/1996         $20,022     $21,042
    1/31/1997         $19,772     $20,516
    2/28/1997         $19,703     $20,375
    3/31/1997         $19,589     $20,220
    4/30/1997         $19,661     $20,106
    5/31/1997         $19,826     $20,581
    6/30/1997         $20,063     $20,816
    7/31/1997         $20,160     $20,739
    8/31/1997         $20,115     $20,714
    9/30/1997         $20,501     $21,174
   10/31/1997         $20,381     $21,622

GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin Short-Intermediate U.S. Government Securities Fund - Class I Shares to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index and the CPI, based on a $10,000 investment from 11/1/87 to 10/31/97.

Period Ending           Fund        Index       Index

   11/1/1987             9,772    $10,000     $10,000
      Nov-87             9,820    $10,065     $10,009
      Dec-87             9,888    $10,143     $10,009
      Jan-88            10,053    $10,331     $10,035
      Feb-88            10,132    $10,426     $10,061
      Mar-88            10,143    $10,422     $10,104
      Apr-88            10,144    $10,424     $10,157
      May-88            10,135    $10,399     $10,191
      Jun-88            10,235    $10,525     $10,235
      Jul-88            10,236    $10,517     $10,278
      Aug-88            10,247    $10,528     $10,321
      Sep-88            10,370    $10,672     $10,391
      Oct-88            10,474    $10,795     $10,425
      Nov-88            10,437    $10,739     $10,433
      Dec-88            10,461    $10,752     $10,451
      Jan-89            10,536    $10,841     $10,503
      Feb-89            10,539    $10,823     $10,546
      Mar-89            10,584    $10,869     $10,607
      Apr-89            10,746    $11,070     $10,676
      May-89            10,876    $11,243     $10,737
      Jun-89            11,049    $11,488     $10,763
      Jul-89            11,192    $11,690     $10,789
      Aug-89            11,097    $11,576     $10,806
      Sep-89            11,153    $11,636     $10,841
      Oct-89            11,343    $11,846     $10,893
      Nov-89            11,433    $11,955     $10,919
      Dec-89            11,469    $11,998     $10,936
      Jan-90            11,482    $11,973     $11,049
      Feb-90            11,553    $12,027     $11,101
      Mar-90            11,578    $12,051     $11,162
      Apr-90            11,580    $12,052     $11,180
      May-90            11,767    $12,268     $11,206
      Jun-90            11,898    $12,412     $11,266
      Jul-90            12,030    $12,578     $11,309
      Aug-90            12,056    $12,592     $11,413
      Sep-90            12,165    $12,699     $11,509
      Oct-90            12,300    $12,858     $11,578
      Nov-90            12,423    $13,005     $11,603
      Dec-90            12,576    $13,173     $11,603
      Jan-91            12,676    $13,302     $11,673
      Feb-91            12,753    $13,382     $11,690
      Mar-91            12,830    $13,465     $11,708
      Apr-91            12,945    $13,602     $11,726
      May-91            13,011    $13,683     $11,761
      Jun-91            13,042    $13,716     $11,795
      Jul-91            13,151    $13,853     $11,812
      Aug-91            13,337    $14,081     $11,847
      Sep-91            13,486    $14,273     $11,899
      Oct-91            13,635    $14,440     $11,917
      Nov-91            13,760    $14,603     $11,951
      Dec-91            14,092    $14,885     $11,960
      Jan-92            13,897    $14,809     $11,978
      Feb-92            13,930    $14,847     $12,021
      Mar-92            13,863    $14,812     $12,082
      Apr-92            13,984    $14,955     $12,099
      May-92            14,188    $15,138     $12,116
      Jun-92            14,407    $15,335     $12,159
      Jul-92            14,711    $15,574     $12,185
      Aug-92            14,863    $15,731     $12,219
      Sep-92            15,123    $15,922     $12,253
      Oct-92            14,879    $15,762     $12,296
      Nov-92            14,789    $15,709     $12,313
      Dec-92            15,027    $15,885     $12,305
      Jan-93            15,307    $16,136     $12,365
      Feb-93            15,574    $16,324     $12,408
      Mar-93            15,638    $16,380     $12,452
      Apr-93            15,731    $16,504     $12,487
      May-93            15,678    $16,448     $12,504
      Jun-93            15,883    $16,626     $12,522
      Jul-93            15,903    $16,656     $12,522
      Aug-93            16,147    $16,856     $12,557
      Sep-93            16,197    $16,911     $12,583
      Oct-93            16,224    $16,952     $12,635
      Nov-93            16,131    $16,915     $12,644
      Dec-93            16,192    $16,982     $12,644
      Jan-94            16,357    $17,123     $12,678
      Feb-94            16,109    $16,949     $12,721
      Mar-94            15,890    $16,783     $12,764
      Apr-94            15,764    $16,685     $12,782
      May-94            15,776    $16,704     $12,791
      Jun-94            15,773    $16,729     $12,834
      Jul-94            15,960    $16,911     $12,869
      Aug-94            15,995    $16,963     $12,920
      Sep-94            15,888    $16,872     $12,955
      Oct-94            15,910    $16,894     $12,964
      Nov-94            15,821    $16,809     $12,981
      Dec-94            15,844    $16,848     $12,981
      Jan-95            16,074    $17,104     $13,033
      Feb-95            16,322    $17,393     $13,085
      Mar-95            16,409    $17,490     $13,129
      Apr-95            16,550    $17,671     $13,172
      May-95            16,871    $18,077     $13,198
      Jun-95            16,964    $18,185     $13,225
      Jul-95            17,008    $18,225     $13,225
      Aug-95            17,102    $18,349     $13,259
      Sep-95            17,180    $18,452     $13,285
      Oct-95            17,325    $18,631     $13,329
      Nov-95            17,471    $18,825     $13,320
      Dec-95            17,601    $18,989     $13,311
      Jan-96            17,714    $19,161     $13,389
      Feb-96            17,641    $19,029     $13,432
      Mar-96            17,602    $18,968     $13,502
      Apr-96            17,596    $18,951     $13,555
      May-96            17,610    $18,965     $13,580
      Jun-96            17,745    $19,126     $13,588
      Jul-96            17,794    $19,193     $13,614
      Aug-96            17,842    $19,243     $13,640
      Sep-96            17,997    $19,450     $13,684
      Oct-96            18,187    $19,717     $13,728
      Nov-96            18,343    $19,900     $13,754
      Dec-96            18,303    $19,850     $13,754
      Jan-97            18,371    $19,938     $13,798
      Feb-97            18,404    $19,974     $13,840
      Mar-97            18,364    $19,912     $13,875
      Apr-97            18,505    $20,103     $13,892
      May-97            18,629    $20,248     $13,883
      Jun-97            18,753    $20,404     $13,900
      Jul-97            18,970    $20,704     $13,917
      Aug-97            18,966    $20,677     $13,943
      Sep-97            19,111    $20,865     $13,978
      Oct-97            19,256    $21,063     $14,013
TOTAL RETURN            92.56%     110.63%      40.13%

GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class Shares to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index and the CPI, based on a $10,000 investment from 11/1/87 to 10/31/97.

Period Ending           Fund        Index       Index

   11/1/1987            10,000     $10,000    $10,000
      Nov-87            10,050     $10,065    $10,009
      Dec-87            10,119     $10,143    $10,009
      Jan-88            10,288     $10,331    $10,035
      Feb-88            10,369     $10,426    $10,061
      Mar-88            10,380     $10,422    $10,104
      Apr-88            10,381     $10,424    $10,157
      May-88            10,372     $10,399    $10,191
      Jun-88            10,474     $10,525    $10,235
      Jul-88            10,475     $10,517    $10,278
      Aug-88            10,487     $10,528    $10,321
      Sep-88            10,612     $10,672    $10,391
      Oct-88            10,719     $10,795    $10,425
      Nov-88            10,681     $10,739    $10,433
      Dec-88            10,705     $10,752    $10,451
      Jan-89            10,782     $10,841    $10,503
      Feb-89            10,786     $10,823    $10,546
      Mar-89            10,832     $10,869    $10,607
      Apr-89            10,997     $11,070    $10,676
      May-89            11,130     $11,243    $10,737
      Jun-89            11,308     $11,488    $10,763
      Jul-89            11,453     $11,690    $10,789
      Aug-89            11,356     $11,576    $10,806
      Sep-89            11,414     $11,636    $10,841
      Oct-89            11,608     $11,846    $10,893
      Nov-89            11,701     $11,955    $10,919
      Dec-89            11,737     $11,998    $10,936
      Jan-90            11,751     $11,973    $11,049
      Feb-90            11,823     $12,027    $11,101
      Mar-90            11,849     $12,051    $11,162
      Apr-90            11,851     $12,052    $11,180
      May-90            12,042     $12,268    $11,206
      Jun-90            12,176     $12,412    $11,266
      Jul-90            12,311     $12,578    $11,309
      Aug-90            12,338     $12,592    $11,413
      Sep-90            12,450     $12,699    $11,509
      Oct-90            12,587     $12,858    $11,578
      Nov-90            12,713     $13,005    $11,603
      Dec-90            12,870     $13,173    $11,603
      Jan-91            12,973     $13,302    $11,673
      Feb-91            13,051     $13,382    $11,690
      Mar-91            13,130     $13,465    $11,708
      Apr-91            13,248     $13,602    $11,726
      May-91            13,315     $13,683    $11,761
      Jun-91            13,347     $13,716    $11,795
      Jul-91            13,458     $13,853    $11,812
      Aug-91            13,649     $14,081    $11,847
      Sep-91            13,801     $14,273    $11,899
      Oct-91            13,954     $14,440    $11,917
      Nov-91            14,081     $14,603    $11,951
      Dec-91            14,421     $14,885    $11,960
      Jan-92            14,222     $14,809    $11,978
      Feb-92            14,255     $14,847    $12,021
      Mar-92            14,187     $14,812    $12,082
      Apr-92            14,311     $14,955    $12,099
      May-92            14,520     $15,138    $12,116
      Jun-92            14,744     $15,335    $12,159
      Jul-92            15,055     $15,574    $12,185
      Aug-92            15,211     $15,731    $12,219
      Sep-92            15,476     $15,922    $12,253
      Oct-92            15,227     $15,762    $12,296
      Nov-92            15,135     $15,709    $12,313
      Dec-92            15,379     $15,885    $12,305
      Jan-93            15,665     $16,136    $12,365
      Feb-93            15,938     $16,324    $12,408
      Mar-93            16,003     $16,380    $12,452
      Apr-93            16,099     $16,504    $12,487
      May-93            16,045     $16,448    $12,504
      Jun-93            16,254     $16,626    $12,522
      Jul-93            16,275     $16,656    $12,522
      Aug-93            16,524     $16,856    $12,557
      Sep-93            16,576     $16,911    $12,583
      Oct-93            16,604     $16,952    $12,635
      Nov-93            16,508     $16,915    $12,644
      Dec-93            16,570     $16,982    $12,644
      Jan-94            16,739     $17,123    $12,678
      Feb-94            16,485     $16,949    $12,721
      Mar-94            16,262     $16,783    $12,764
      Apr-94            16,132     $16,685    $12,782
      May-94            16,145     $16,704    $12,791
      Jun-94            16,142     $16,729    $12,834
      Jul-94            16,333     $16,911    $12,869
      Aug-94            16,369     $16,963    $12,920
      Sep-94            16,259     $16,872    $12,955
      Oct-94            16,282     $16,894    $12,964
      Nov-94            16,191     $16,809    $12,981
      Dec-94            16,214     $16,848    $12,981
      Jan-95            16,450     $17,104    $13,033
      Feb-95            16,703     $17,393    $13,085
      Mar-95            16,792     $17,490    $13,129
      Apr-95            16,937     $17,671    $13,172
      May-95            17,265     $18,077    $13,198
      Jun-95            17,360     $18,185    $13,225
      Jul-95            17,406     $18,225    $13,225
      Aug-95            17,502     $18,349    $13,259
      Sep-95            17,582     $18,452    $13,285
      Oct-95            17,730     $18,631    $13,329
      Nov-95            17,879     $18,825    $13,320
      Dec-95            18,012     $18,989    $13,311
      Jan-96            18,128     $19,161    $13,389
      Feb-96            18,053     $19,029    $13,432
      Mar-96            18,013     $18,968    $13,502
      Apr-96            18,008     $18,951    $13,555
      May-96            18,022     $18,965    $13,580
      Jun-96            18,160     $19,126    $13,588
      Jul-96            18,209     $19,193    $13,614
      Aug-96            18,259     $19,243    $13,640
      Sep-96            18,417     $19,450    $13,684
      Oct-96            18,612     $19,717    $13,728
      Nov-96            18,771     $19,900    $13,754
      Dec-96            18,731     $19,850    $13,754
      Jan-97            18,796     $19,938    $13,798
      Feb-97            18,830     $19,974    $13,840
      Mar-97            18,791     $19,912    $13,875
      Apr-97            18,936     $20,103    $13,892
      May-97            19,064     $20,248    $13,883
      Jun-97            19,191     $20,404    $13,900
      Jul-97            19,414     $20,704    $13,917
      Aug-97            19,412     $20,677    $13,943
      Sep-97            19,561     $20,865    $13,978
      Oct-97            19,712     $21,063    $14,013
TOTAL RETURN            97.12%      110.63%     40.13%

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin Convertible Securities Fund - Class I Shares to that of the Goldman Sachs Convertible 100 Bond Index, based on a $10,000 investment from 11/1/87 to 10/31/97.

Period Ending           Fund        Index

   11/1/1987           $9,547     $10,000
  11/30/1987           $9,418      $9,761
  12/31/1987           $9,738     $10,187
   1/31/1988           $9,997     $10,705
   2/29/1988          $10,412     $11,143
   3/31/1988          $10,530     $11,243
   4/30/1988          $10,660     $11,370
   5/31/1988          $10,590     $11,291
   6/30/1988          $11,003     $11,731
   7/31/1988          $10,852     $11,553
   8/31/1988          $10,701     $11,309
   9/30/1988          $10,778     $11,406
  10/31/1988          $10,958     $11,591
  11/30/1988          $10,862     $11,358
  12/31/1988          $10,836     $11,549
   1/31/1989          $11,338     $12,117
   2/28/1989          $11,370     $12,157
   3/31/1989          $11,307     $12,240
   4/30/1989          $11,710     $12,569
   5/31/1989          $11,959     $12,722
   6/30/1989          $11,918     $12,591
   7/31/1989          $12,183     $12,760
   8/31/1989          $12,461     $13,034
   9/30/1989          $12,359     $12,791
  10/31/1989          $11,908     $12,270
  11/30/1989          $12,043     $12,429
  12/31/1989          $12,154     $12,408
   1/31/1990          $11,808     $11,768
   2/28/1990          $11,881     $11,853
   3/31/1990          $12,158     $12,036
   4/30/1990          $11,883     $11,614
   5/31/1990          $12,422     $12,339
   6/30/1990          $12,614     $12,308
   7/31/1990          $12,439     $12,172
   8/31/1990          $11,658     $11,496
   9/30/1990          $11,029     $10,855
  10/31/1990          $10,478     $10,269
  11/30/1990          $10,959     $10,844
  12/31/1990          $11,454     $11,133
   1/31/1991          $11,897     $11,739
   2/28/1991          $12,632     $12,445
   3/31/1991          $13,107     $12,723
   4/30/1991          $13,413     $12,846
   5/31/1991          $13,923     $13,316
   6/30/1991          $13,460     $12,901
   7/31/1991          $14,031     $13,252
   8/31/1991          $14,534     $13,680
   9/30/1991          $14,559     $13,643
  10/31/1991          $14,702     $13,913
  11/30/1991          $14,521     $13,548
  12/31/1991          $15,305     $14,216
   1/31/1992          $15,688     $14,903
   2/29/1992          $15,938     $15,246
   3/31/1992          $15,721     $15,069
   4/30/1992          $15,778     $15,079
   5/31/1992          $16,078     $15,406
   6/30/1992          $15,814     $15,251
   7/31/1992          $16,380     $15,785
   8/31/1992          $16,174     $15,777
   9/30/1992          $16,418     $16,099
  10/31/1992          $16,617     $16,129
  11/30/1992          $17,320     $16,502
  12/31/1992          $17,791     $16,726
   1/31/1993          $18,264     $17,106
   2/28/1993          $18,196     $17,304
   3/31/1993          $18,914     $17,887
   4/30/1993          $18,877     $17,855
   5/31/1993          $19,391     $18,302
   6/30/1993          $19,599     $18,578
   7/31/1993          $19,824     $18,532
   8/31/1993          $20,543     $19,047
   9/30/1993          $20,870     $19,070
  10/31/1993          $21,313     $19,361
  11/30/1993          $20,918     $19,292
  12/31/1993          $21,445     $19,591
   1/31/1994          $22,027     $20,073
   2/28/1994          $21,947     $19,982
   3/31/1994          $21,145     $19,385
   4/30/1994          $20,824     $19,036
   5/31/1994          $20,904     $19,093
   6/30/1994          $20,879     $18,906
   7/31/1994          $21,341     $19,299
   8/31/1994          $21,860     $19,843
   9/30/1994          $21,765     $19,552
  10/31/1994          $21,776     $19,460
  11/30/1994          $21,150     $18,777
  12/31/1994          $21,094     $18,640
   1/31/1995          $20,962     $19,009
   2/28/1995          $21,399     $19,638
   3/31/1995          $22,011     $20,217
   4/30/1995          $22,606     $20,705
   5/31/1995          $23,280     $21,299
   6/30/1995          $23,957     $22,012
   7/31/1995          $24,928     $22,688
   8/31/1995          $25,163     $22,972
   9/30/1995          $25,631     $23,240
  10/31/1995          $25,080     $22,734
  11/30/1995          $25,732     $23,641
  12/31/1995          $26,197     $23,771
   1/31/1996          $26,682     $24,448
   2/29/1996          $27,102     $24,866
   3/31/1996          $27,378     $25,210
   4/30/1996          $28,037     $25,444
   5/31/1996          $28,612     $25,899
   6/30/1996          $28,162     $25,721
   7/31/1996          $27,134     $24,864
   8/31/1996          $28,104     $25,657
   9/30/1996          $29,208     $26,494
  10/31/1996          $29,272     $26,348
  11/30/1996          $30,340     $27,236
  12/31/1996          $30,476     $27,029
   1/31/1997          $31,839     $27,513
   2/28/1997          $31,508     $27,606
   3/31/1997          $30,820     $27,394
   4/30/1997          $30,893     $27,780
   5/31/1997          $32,443     $29,080
   6/30/1997          $33,496     $29,941
   7/31/1997          $35,251     $31,719
   8/31/1997          $35,517     $31,482
   9/30/1997          $37,018     $33,062
  10/31/1997          $35,850     $32,295

GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the Franklin Convertible Securities Fund - Class II Shares to that of the Goldman Sachs Convertible 100 Bond Index, based on a $10,000 investment from 10/2/95 to 10/31/97.

Period Ending           Fund        Index

   10/2/1995           $9,901     $10,000
  10/31/1995           $9,708      $9,782
  11/30/1995           $9,964     $10,172
  12/31/1995          $10,125     $10,228
   1/31/1996          $10,317     $10,520
   2/29/1996          $10,468     $10,700
   3/31/1996          $10,571     $10,847
   4/30/1996          $10,822     $10,948
   5/31/1996          $11,032     $11,144
   6/30/1996          $10,854     $11,067
   7/31/1996          $10,451     $10,699
   8/31/1996          $10,812     $11,040
   9/30/1996          $11,232     $11,400
  10/31/1996          $11,245     $11,337
  11/30/1996          $11,659     $11,719
  12/31/1996          $11,697     $11,630
   1/31/1997          $12,214     $11,838
   2/28/1997          $12,079     $11,879
   3/31/1997          $11,807     $11,787
   4/30/1997          $11,827     $11,953
   5/31/1997          $12,416     $12,513
   6/30/1997          $12,803     $12,883
   7/31/1997          $13,469     $13,648
   8/31/1997          $13,564     $13,546
   9/30/1997          $14,123     $14,226
  10/31/1997          $13,667     $13,896

GRAPHIC MATERIAL (8)

The following line graph compares the Franklin Adjustable U.S. Governemnt Income Fund's distribution rate to the one-year constant maturity t-bill annualized yield from 11/1/96 to 10/31/97.

Period Ending           Fund        Index

   11/1/1996             5.51%       5.46%
  11/30/1996             5.51%       5.38%
  12/31/1996             5.51%       5.51%
   1/31/1997             5.49%       5.58%
   2/28/1997             5.49%       5.67%
   3/31/1997             5.63%       6.02%
   4/30/1997             5.73%       5.90%
   5/31/1997             5.73%       5.78%
   6/30/1997             5.71%       5.67%
   7/31/1997             5.68%       5.45%
   8/31/1997             5.71%       5.59%
   9/30/1997             5.70%       5.47%
  10/31/1997             5.69%       5.36%

GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the Franklin Adjustable U.S. Government Securities Fund to that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-month CD Index, based on a $10,000 investment from 11/1/87 to 10/31/97.

Period Ending           Fund        Index Index

   11/1/1987        $   9,775     $10,000       $10,000
      Nov-87        $   9,775     $10,061       $10,051
      Dec-87        $   9,834     $10,123       $10,135
      Jan-88        $   9,941     $10,264       $10,214
      Feb-88         $ 10,020     $10,345       $10,272
      Mar-88         $ 10,078     $10,375       $10,320
      Apr-88         $ 10,097     $10,396       $10,360
      May-88         $ 10,076     $10,395       $10,404
      Jun-88         $ 10,164     $10,491       $10,469
      Jul-88         $ 10,183     $10,508       $10,510
      Aug-88         $ 10,203     $10,534       $10,569
      Sep-88         $ 10,283     $10,646       $10,652
      Oct-88         $ 10,384     $10,747       $10,732
      Nov-88         $ 10,424     $10,732       $10,773
      Dec-88         $ 10,464     $10,762       $10,853
      Jan-89         $ 10,537     $10,844       $10,933
      Feb-89         $ 10,558     $10,850       $10,966
      Mar-89         $ 10,605     $10,901       $11,051
      Apr-89         $ 10,726     $11,032       $11,174
      May-89         $ 10,816     $11,179       $11,284
      Jun-89         $ 10,925     $11,364       $11,391
      Jul-89         $ 11,004     $11,518       $11,505
      Aug-89         $ 11,085     $11,470       $11,560
      Sep-89         $ 11,187     $11,540       $11,634
      Oct-89         $ 11,325     $11,692       $11,748
      Nov-89         $ 11,429     $11,796       $11,834
      Dec-89         $ 11,546     $11,841       $11,913
      Jan-90         $ 11,607     $11,869       $11,987
      Feb-90         $ 11,692     $11,933       $12,061
      Mar-90         $ 11,786     $11,976       $12,132
      Apr-90         $ 11,866     $12,015       $12,204
      May-90         $ 11,972     $12,186       $12,313
      Jun-90         $ 12,063     $12,305       $12,399
      Jul-90         $ 12,175     $12,440       $12,504
      Aug-90         $ 12,261     $12,493       $12,579
      Sep-90         $ 12,359     $12,585       $12,652
      Oct-90         $ 12,446     $12,717       $12,751
      Nov-90         $ 12,534     $12,831       $12,822
      Dec-90         $ 12,647     $12,974       $12,947
      Jan-91         $ 12,758     $13,093       $13,055
      Feb-91         $ 12,866     $13,180       $13,134
      Mar-91         $ 12,973     $13,270       $13,226
      Apr-91         $ 13,055     $13,385       $13,313
      May-91         $ 13,134     $13,460       $13,377
      Jun-91         $ 13,184     $13,520       $13,425
      Jul-91         $ 13,323     $13,625       $13,507
      Aug-91         $ 13,422     $13,795       $13,604
      Sep-91         $ 13,544     $13,920       $13,678
      Oct-91         $ 13,626     $14,056       $13,760
      Nov-91         $ 13,665     $14,196       $13,839
      Dec-91         $ 13,743     $14,381       $13,924
      Jan-92         $ 13,773     $14,382       $13,981
      Feb-92         $ 13,844     $14,424       $14,022
      Mar-92         $ 13,900     $14,439       $14,062
      Apr-92         $ 13,939     $14,563       $14,131
      May-92         $ 14,030     $14,685       $14,183
      Jun-92         $ 14,122     $14,811       $14,233
      Jul-92         $ 14,133     $14,964       $14,311
      Aug-92         $ 14,193     $15,070       $14,354
      Sep-92         $ 14,251     $15,195       $14,413
      Oct-92         $ 14,210     $15,125       $14,438
      Nov-92         $ 14,239     $15,111       $14,452
      Dec-92         $ 14,294     $15,240       $14,520
      Jan-93         $ 14,346     $15,379       $14,575
      Feb-93         $ 14,411     $15,487       $14,614
      Mar-93         $ 14,430     $15,529       $14,654
      Apr-93         $ 14,505     $15,614       $14,698
      May-93         $ 14,507     $15,581       $14,723
      Jun-93         $ 14,585     $15,678       $14,763
      Jul-93         $ 14,634     $15,715       $14,805
      Aug-93         $ 14,681     $15,825       $14,853
      Sep-93         $ 14,664     $15,874       $14,894
      Oct-93         $ 14,631     $15,908       $14,932
      Nov-93         $ 14,523     $15,922       $14,967
      Dec-93         $ 14,487     $15,978       $15,012
      Jan-94         $ 14,538     $16,069       $15,062
      Feb-94         $ 14,452     $15,998       $15,060
      Mar-94         $ 14,348     $15,956       $15,095
      Apr-94         $ 14,255     $15,913       $15,118
      May-94         $ 14,321     $15,940       $15,157
      Jun-94         $ 14,360     $15,984       $15,204
      Jul-94         $ 14,420     $16,112       $15,271
      Aug-94         $ 14,420     $16,167       $15,330
      Sep-94         $ 14,405     $16,154       $15,369
      Oct-94         $ 14,240     $16,199       $15,429
      Nov-94         $ 14,233     $16,147       $15,463
      Dec-94         $ 14,202     $16,186       $15,523
      Jan-95         $ 14,316     $16,384       $15,632
      Feb-95         $ 14,480     $16,579       $15,727
      Mar-95         $ 14,565     $16,673       $15,804
      Apr-95         $ 14,700     $16,808       $15,896
      May-95         $ 15,011     $17,042       $16,001
      Jun-95         $ 14,958     $17,132       $16,081
      Jul-95         $ 15,051     $17,213       $16,169
      Aug-95         $ 15,177     $17,307       $16,247
      Sep-95         $ 15,255     $17,385       $16,320
      Oct-95         $ 15,317     $17,514       $16,406
      Nov-95         $ 15,462     $17,644       $16,493
      Dec-95         $ 15,505     $17,767       $16,586
      Jan-96         $ 15,615     $17,907       $16,675
      Feb-96         $ 15,624     $17,868       $16,740
      Mar-96         $ 15,718     $17,879       $16,799
      Apr-96         $ 15,732     $17,913       $16,871
      May-96         $ 15,796     $17,966       $16,942
      Jun-96         $ 15,946     $18,087       $17,008
      Jul-96         $ 15,994     $18,159       $17,081
      Aug-96         $ 16,042     $18,234       $17,172
      Sep-96         $ 16,156     $18,379       $17,256
      Oct-96         $ 16,320     $18,563       $17,345
      Nov-96         $ 16,396     $18,682       $17,429
      Dec-96         $ 16,474     $18,712       $17,507
      Jan-97         $ 16,587     $18,800       $17,584
      Feb-97         $ 16,682     $18,854       $17,655
      Mar-97         $ 16,727     $18,862       $17,715
      Apr-97         $ 16,862     $19,003       $17,798
      May-97         $ 16,963     $19,131       $17,890
      Jun-97         $ 17,082     $19,251       $17,980
      Jul-97         $ 17,256     $19,426       $18,077
      Aug-97         $ 17,267     $19,465       $18,158
      Sep-97         $ 17,388     $19,598       $18,242
      Oct-97         $ 17,492     $19,727       $18,331
Total Return            74.92%      97.27%      83.31%

GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the Franklin Equity Income Fund - Class I Shares to that of the S&P 500 Stock Index and the CPI, based on a $10,000 investment from 3/15/88 to 10/31/97.

Period Ending           Fund        Index       Index

   3/15/1988           $9,551     $10,000     $10,000
   3/31/1988           $9,561      $9,841     $10,022
   4/30/1988           $9,532      $9,950     $10,074
   5/31/1988           $9,694     $10,036     $10,108
   6/30/1988          $10,029     $10,496     $10,152
   7/31/1988          $10,057     $10,457     $10,194
   8/31/1988           $9,943     $10,101     $10,237
   9/30/1988          $10,251     $10,531     $10,306
  10/31/1988          $10,445     $10,824     $10,340
  11/30/1988          $10,313     $10,669     $10,348
  12/31/1988          $10,384     $10,856     $10,366
   1/31/1989          $10,962     $11,651     $10,418
   2/28/1989          $10,824     $11,361     $10,460
   3/31/1989          $11,057     $11,625     $10,521
   4/30/1989          $11,472     $12,229     $10,589
   5/31/1989          $11,817     $12,724     $10,650
   6/30/1989          $11,860     $12,651     $10,675
   7/31/1989          $12,660     $13,794     $10,701
   8/31/1989          $12,819     $14,064     $10,718
   9/30/1989          $12,813     $14,007     $10,752
  10/31/1989          $12,455     $13,682     $10,804
  11/30/1989          $12,637     $13,961     $10,830
  12/31/1989          $12,872     $14,296     $10,847
   1/31/1990          $12,242     $13,336     $10,959
   2/28/1990          $12,438     $13,509     $11,010
   3/31/1990          $12,516     $13,866     $11,071
   4/30/1990          $12,091     $13,521     $11,089
   5/31/1990          $12,882     $14,840     $11,114
   6/30/1990          $12,747     $14,740     $11,174
   7/31/1990          $12,479     $14,693     $11,217
   8/31/1990          $11,528     $13,365     $11,320
   9/30/1990          $11,002     $12,714     $11,415
  10/31/1990          $10,907     $12,659     $11,483
  11/30/1990          $11,605     $13,477     $11,509
  12/31/1990          $11,734     $13,853     $11,509
   1/31/1991          $12,162     $14,457     $11,578
   2/28/1991          $12,911     $15,491     $11,595
   3/31/1991          $13,079     $15,865     $11,613
   4/30/1991          $13,176     $15,904     $11,630
   5/31/1991          $13,718     $16,589     $11,665
   6/30/1991          $13,152     $15,829     $11,699
   7/31/1991          $13,686     $16,567     $11,716
   8/31/1991          $14,092     $16,960     $11,750
   9/30/1991          $14,122     $16,676     $11,802
  10/31/1991          $14,354     $16,900     $11,820
  11/30/1991          $14,050     $16,219     $11,854
  12/31/1991          $15,044     $18,074     $11,862
   1/31/1992          $14,965     $17,738     $11,880
   2/29/1992          $15,178     $17,967     $11,923
   3/31/1992          $14,988     $17,616     $11,984
   4/30/1992          $15,706     $18,134     $12,000
   5/31/1992          $15,861     $18,223     $12,017
   6/30/1992          $15,979     $17,952     $12,060
   7/31/1992          $16,732     $18,686     $12,086
   8/31/1992          $16,464     $18,303     $12,120
   9/30/1992          $16,370     $18,517     $12,153
  10/31/1992          $16,213     $18,580     $12,196
  11/30/1992          $16,663     $19,212     $12,213
  12/31/1992          $17,037     $19,448     $12,205
   1/31/1993          $17,431     $19,611     $12,264
   2/28/1993          $17,944     $19,878     $12,307
   3/31/1993          $18,419     $20,297     $12,350
   4/30/1993          $18,385     $19,806     $12,385
   5/31/1993          $18,655     $20,335     $12,402
   6/30/1993          $18,809     $20,394     $12,420
   7/31/1993          $19,002     $20,312     $12,420
   8/31/1993          $19,690     $21,082     $12,454
   9/30/1993          $19,818     $20,920     $12,481
  10/31/1993          $20,121     $21,353     $12,532
  11/30/1993          $19,912     $21,150     $12,540
  12/31/1993          $20,074     $21,406     $12,540
   1/31/1994          $20,543     $22,134     $12,574
   2/28/1994          $19,975     $21,534     $12,617
   3/31/1994          $19,133     $20,595     $12,660
   4/30/1994          $19,282     $20,859     $12,678
   5/31/1994          $19,524     $21,201     $12,687
   6/30/1994          $19,480     $20,681     $12,730
   7/31/1994          $19,996     $21,360     $12,764
   8/31/1994          $20,787     $22,236     $12,815
   9/30/1994          $20,383     $21,693     $12,850
  10/31/1994          $20,514     $22,181     $12,859
  11/30/1994          $19,934     $21,374     $12,875
  12/31/1994          $20,009     $21,690     $12,875
   1/31/1995          $20,576     $22,252     $12,927
   2/28/1995          $20,980     $23,120     $12,979
   3/31/1995          $21,281     $23,802     $13,021
   4/30/1995          $21,748     $24,501     $13,064
   5/31/1995          $22,201     $25,481     $13,091
   6/30/1995          $22,322     $26,073     $13,117
   7/31/1995          $22,612     $26,938     $13,117
   8/31/1995          $22,826     $27,006     $13,151
   9/30/1995          $23,622     $28,145     $13,177
  10/31/1995          $23,422     $28,044     $13,221
  11/30/1995          $24,212     $29,275     $13,211
  12/31/1995          $25,157     $29,840     $13,202
   1/31/1996          $25,752     $30,855     $13,280
   2/29/1996          $25,514     $31,142     $13,323
   3/31/1996          $25,711     $31,441     $13,392
   4/30/1996          $25,779     $31,903     $13,444
   5/31/1996          $25,976     $32,726     $13,470
   6/30/1996          $26,385     $32,850     $13,478
   7/31/1996          $25,429     $31,398     $13,503
   8/31/1996          $25,840     $32,061     $13,529
   9/30/1996          $26,464     $33,866     $13,572
  10/31/1996          $27,009     $34,800     $13,616
  11/30/1996          $28,248     $37,431     $13,642
  12/31/1996          $28,361     $36,690     $13,642
   1/31/1997          $29,108     $38,980     $13,685
   2/28/1997          $29,688     $39,288     $13,728
   3/31/1997          $29,178     $37,677     $13,762
   4/30/1997          $29,372     $39,922     $13,778
   5/31/1997          $30,917     $42,350     $13,770
   6/30/1997          $31,829     $44,247     $13,787
   7/31/1997          $33,350     $47,764     $13,803
   8/31/1997          $32,836     $45,090     $13,829
   9/30/1997          $34,520     $47,556     $13,864
  10/31/1997          $33,601     $45,968     $13,899

GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the Franklin Equity Income Fund - Class II Shares to that of the S&P 500 Stock Index and the CPI, based on a $10,000 investment from 10/2/95 to 10/31/97.

Period Ending           Fund        Index       Index

   10/2/1995           $9,903     $10,000     $10,000
  10/31/1995           $9,843      $9,964     $10,033
  11/30/1995          $10,184     $10,401     $10,026
  12/31/1995          $10,548     $10,602     $10,019
   1/31/1996          $10,800     $10,963     $10,078
   2/29/1996          $10,697     $11,065     $10,110
   3/31/1996          $10,775     $11,171     $10,163
   4/30/1996          $10,800     $11,335     $10,203
   5/31/1996          $10,872     $11,627     $10,222
   6/30/1996          $11,040     $11,672     $10,228
   7/31/1996          $10,634     $11,156     $10,247
   8/31/1996          $10,794     $11,391     $10,267
   9/30/1996          $11,049     $12,032     $10,300
  10/31/1996          $11,266     $12,365     $10,333
  11/30/1996          $11,771     $13,299     $10,352
  12/31/1996          $11,815     $13,036     $10,352
   1/31/1997          $12,119     $13,849     $10,386
   2/28/1997          $12,352     $13,959     $10,418
   3/31/1997          $12,140     $13,387     $10,444
   4/30/1997          $12,208     $14,184     $10,456
   5/31/1997          $12,839     $15,047     $10,450
   6/30/1997          $13,206     $15,721     $10,463
   7/31/1997          $13,830     $16,971     $10,475
   8/31/1997          $13,602     $16,020     $10,495
   9/30/1997          $14,301     $16,897     $10,521
  10/31/1997          $13,903     $16,332     $10,548

GRAPHIC MATERIAL (12)

The following line graph compares the Franklin Adjustable Rate Securities Fund's distribution rate to the one-year constant maturity t-bill annualized yield from 11/1/96 to 10/31/97.

Period Ending           Fund        Index

   11/1/1996             5.58%       5.46%
  11/30/1996             5.80%       5.38%
  12/31/1996             5.64%       5.51%
   1/31/1997             5.24%       5.58%
   2/28/1997             5.73%       5.67%
   3/31/1997             5.40%       6.02%
   4/30/1997             5.37%       5.90%
   5/31/1997             4.78%       5.78%
   6/30/1997             5.37%       5.67%
   7/31/1997             5.65%       5.45%
   8/31/1997             5.61%       5.59%
   9/30/1997             5.75%       5.47%
  10/31/1997             5.68%       5.36%

GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the Franklin Adjustable Rate Securities Fund to that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-month CD Index, based on a $10,000 investment from 12/26/91 to 10/31/97.

Period Ending           Fund        Index       Index

  12/26/1991              9775    $10,000     $10,000
  12/31/1991             9,775    $10,021     $10,010
   1/31/1992             9,775    $10,022     $10,051
   2/29/1992             9,804    $10,051     $10,080
   3/31/1992             9,847    $10,062     $10,109
   4/30/1992             9,933    $10,148     $10,159
   5/31/1992             9,981    $10,233     $10,196
   6/30/1992            10,065    $10,321     $10,232
   7/31/1992            10,097    $10,427     $10,288
   8/31/1992            10,165    $10,501     $10,319
   9/30/1992            10,232    $10,588     $10,362
  10/31/1992            10,249    $10,540     $10,379
  11/30/1992            10,284    $10,529     $10,390
  12/31/1992            10,362    $10,620     $10,438
   1/31/1993            10,409    $10,716     $10,478
   2/28/1993            10,486    $10,792     $10,506
   3/31/1993            10,547    $10,821     $10,535
   4/30/1993            10,602    $10,880     $10,566
   5/31/1993            10,622    $10,857     $10,584
   6/30/1993            10,661    $10,924     $10,613
   7/31/1993            10,713    $10,951     $10,644
   8/31/1993            10,754    $11,027     $10,678
   9/30/1993            10,785    $11,061     $10,708
  10/31/1993            10,807    $11,085     $10,734
  11/30/1993            10,826    $11,095     $10,760
  12/31/1993            10,868    $11,134     $10,792
   1/31/1994            10,891    $11,197     $10,828
   2/28/1994            10,865    $11,147     $10,827
   3/31/1994            10,768    $11,119     $10,852
   4/30/1994            10,763    $11,089     $10,868
   5/31/1994            10,802    $11,107     $10,896
   6/30/1994            10,821    $11,138     $10,930
   7/31/1994            10,864    $11,227     $10,978
   8/31/1994            10,926    $11,265     $11,021
   9/30/1994            10,897    $11,256     $11,049
  10/31/1994            10,927    $11,288     $11,092
  11/30/1994            10,934    $11,252     $11,116
  12/31/1994            10,981    $11,279     $11,159
   1/31/1995            11,034    $11,416     $11,238
   2/28/1995            11,131    $11,552     $11,306
   3/31/1995            11,183    $11,618     $11,361
   4/30/1995            11,272    $11,712     $11,427
   5/31/1995            11,403    $11,875     $11,503
   6/30/1995            11,477    $11,938     $11,560
   7/31/1995            11,497    $11,994     $11,624
   8/31/1995            11,602    $12,060     $11,680
   9/30/1995            11,657    $12,114     $11,732
  10/31/1995            11,740    $12,204     $11,794
  11/30/1995            11,809    $12,294     $11,857
  12/31/1995            11,910    $12,380     $11,923
   1/31/1996            11,961    $12,478     $11,988
   2/29/1996            11,958    $12,451     $12,034
   3/31/1996            12,001    $12,458     $12,077
   4/30/1996            12,046    $12,482     $12,129
   5/31/1996            12,061    $12,519     $12,179
   6/30/1996            12,148    $12,603     $12,227
   7/31/1996            12,195    $12,654     $12,280
   8/31/1996            12,238    $12,705     $12,345
   9/30/1996            12,324    $12,807     $12,405
  10/31/1996            12,472    $12,935     $12,470
  11/30/1996            12,543    $13,018     $12,529
  12/31/1996            12,568    $13,039     $12,586
   1/31/1997            12,626    $13,100     $12,641
   2/28/1997            12,671    $13,138     $12,692
   3/31/1997            12,769    $13,143     $12,735
   4/30/1997            12,853    $13,242     $12,795
   5/31/1997            12,931    $13,331     $12,861
   6/30/1997            13,031    $13,415     $12,926
   7/31/1997            13,160    $13,537     $12,995
   8/31/1997            13,180    $13,564     $13,054
   9/30/1997            13,274    $13,656     $13,114
  10/31/1997            13,313    $13,746     $13,178
Total Return            33.13%      37.46%      31.78%





                                  FORM N-14

PART C.           OTHER INFORMATION

Item 15.          INDEMNIFICATION

      Please see the Agreement and Declaration of Trust, By-Laws, Management, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference. Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said By-Laws shall be made by Registrant only if authorized in the manner provided by such By-Laws.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 16.    EXHIBITS (Incorporated by reference to the filings as noted).

      The following exhibits are incorporated herein by reference, except exhibits 11, 12, and 14(a), 16 and 17 which are attached.

      (1)   Copies of the charter as now in effect;

            (i)   Agreement and Declaration of Trust dated December 16, 1986
                  Filing:  Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date:  April 24, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
                  Filing:  Post Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date:  April 24, 1995

            (iii) Certificate of Amendment of Agreement and Declaration of
                  Trust dated March 13, 1990
                  Filing:  Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iv) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1989
                  Filing: Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: February 27, 1998

      (2)   Copies of the existing By-Laws or instruments corresponding thereto;

             (i)  By-Laws
                  Filing:  Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (ii)  Amendment to By-Laws dated January 18, 1994
                  Filing:  Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

      (3) Copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) The Agreement and Plan of Reorganization is included in this Registration Statement as Exhibit A to the Prospectus/Proxy Statement.

      (5) Specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i)   Management Agreement between Registrant and
                  Franklin Advisers, Inc. dated April 15, 1987
                  Filing:  Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date:  April 24, 1995

            (ii) Administration Agreement between Franklin Adjustable U.S. Government Securities Fund and Franklin Advisers, Inc. dated June 3, 1991
                  Filing:  Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iii) Administration Agreement between Franklin Adjustable Rate
                  Securities Fund and Franklin Advisers, Inc. dated December 26, 1991
                  Filing:  Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date:  April 24, 1995

            (iv) Subadvisory Agreement between Franklin Advisers, Inc., and Templeton Investment Counsel, Inc., providing for service to Franklin Investors Securities Trust on behalf of Franklin Global Government Income Fund dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (v) Amendment dated August 1, 1995 to the Administration Agreement between Registrant on behalf of Franklin Adjustable Rate Securities Fund and Franklin Advisers, Inc. dated June 3, 1991
                  Filing:  Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No.  33-11444
                  Filing Date:  December 29, 1995

            (vi) Amendment dated August 1, 1995 to the Administration Agreement between Registrant on behalf of Franklin Adjustable U.S. Government Securities Fund and Franklin Advisers, Inc. dated December 26, 1991
                  Filing:  Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No.  33-11444
                  Filing Date:  December 29, 1995

      (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 29, 1995
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date:  November 27, 1996

            (ii)  Forms of Dealer Agreement between
                  Franklin/Templeton Distributors, Inc. and securities dealers
                  Registrant:  Franklin Tax-Free Trust
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  March 14, 1996

      (8) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (9)   Copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Global Custody Agreement between The Chase Manhattan Bank, N.A. and Franklin Investors Securities Trust on behalf of Franklin Global Government Income Fund dated July 28, 1995
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

            (ii) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date:  November 27, 1996

            (iii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated
                  February 16, 1996
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No.  33-11444
                  Filing Date:  February 27, 1998

            (iv) Amendment dated October 15, 1997 to Exhibit A in the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No.  33-11444
                  Filing Date:  February 27, 1998

            (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No.  33-11444
                  Filing Date:  November 27, 1996

      (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Distribution Plan between Franklin Global Government Income Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (ii) Distribution Plan between Franklin Short-Intermediate U.S. Government Securities Fund and Franklin/Templeton Distributors, Inc., dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iii) Distribution Plan between Franklin Convertible Securities
                  Fund and Franklin/Templeton Distributors, Inc., dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iv) Amended and restated Distribution Plan between Franklin Adjustable U.S. Government Securities Fund and
                  Franklin/Templeton Distributors, Inc. dated July 1, 1993
                  Filing:  Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No.  33-11444
                  Filing Date:  April 24, 1995

            (v) Distribution Plan between Franklin Equity Income Fund and Franklin/Templeton Distributors, Inc., dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (vi) Amended and restated Distribution Plan between Franklin Adjustable Rate Securities Fund and Franklin/Templeton Distributors, Inc. dated July 1, 1993
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No.  33-11444
                  Filing Date:  April 24, 1995

            (vii) Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Global Government Income Fund dated March 30,
                  1995
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (viii)Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Convertible Securities Fund dated September 29, 1995
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

            (ix) Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Equity Income Fund dated March 30, 1995
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

      (11) An opinion and consent of counsel as to the legality of the securities being registered

               Legal opinion of Stradley, Ronon, Stevens & Young LLP, counsel to the Registrant, as to the legality of the securities being registered, is incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 33-11444, 811-4986) as filed electronically with the Commission on December 30, 1998.

      (12) An opinion, and consent to its use, of counsel, supporting the tax matters and consequences to shareholders discussed in the prospectus.

      (13) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement:

            Not Applicable

      (14) Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the 1933 Act.

            (a) Consent of PricewaterhouseCoopers LLP, independent auditors of Franklin Investors Securities Trust.

      (15)  All financial statements omitted from Item 14(a)(1):

            Not Applicable

      (16)  (i)   Power of Attorney for Franklin Investors Securities Trust
                  dated February 16, 1995
                  Filing: Post-Effective Amendment No. 15 to Registration
                  Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (ii) Certificate of Secretary for Franklin Investors Securities Trust dated February 16, 1995
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iii) Power of Attorney for Adjustable Rate Securities Portfolios
                  dated February 16, 1995
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date:  December 29, 1995

            (iv) Certificate of Secretary for Adjustable Rate Securities Portfolios dated February 16, 1995
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

            (v)   Power of Attorney for Franklin Investors Securities Trust.

            (vi)  Certificate of Secretary for Franklin Investors Securities
                  Trust.

            (vii) Power of Attorney for Adjustable Rate Securities Portfolios.

            (viii)Certificate of Secretary for Adjustable Rate
                  Securities Portfolios.


      (27)  Any additional exhibits which the Registrant may wish to file:

            (1)   Financial Data Schedule - Franklin Adjustable USG Fund.

Item 17.    UNDERTAKINGS

            (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
            (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering for them.




                                  SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Mateo, and the State of California, on the 12th day of January, 1999.

                                    Franklin Investors Securities Trust
                                    (Registrant)

                                    By:  EDWARD B. JAMIESON
                                         Edward B. Jamieson,
                                         President

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

EDWARD B. JAMIESON*                             Trustee and Principal
Edward B. Jamieson                              Executive Officer
                                                Dated: January 12, 199

MARTIN L. FLANAGAN*                             Principal Financial Officer
Martin L. Flanagan                              Dated: January 12, 1999

DIOMEDES LOO-TAM*                               Principal Accounting Officer
Diomedes Loo-Tam                                Dated: January 12, 1999

FRANK H. ABBOTT*                                Trustee
Frank H. Abbott III                             Dated: January 12, 1999

HARRIS J. ASHTON*                               Trustee
Harris J. Ashton                                Dated: January 12, 1999

S. JOSEPH FORTUNATO*                            Trustee
S. Joseph Fortunato                             Dated: January 12, 1999

                                                Trustee
Edith E. Holiday                                Dated: January 12, 1999

CHARLES B. JOHNSON*                             Trustee
Charles B. Johnson                              Dated: January 12, 1999

RUPERT H. JOHNSON, JR.*                         Trustee
Rupert H. Johnson, Jr.                          Dated: January 12, 1999

FRANK W.T. LAHAYE*                              Trustee
Frank W.T. LaHaye                               Dated: January 12, 1999

GORDON S. MACKLIN*                              Trustee
Gordon S. Macklin                               Dated: January 12, 1999

*By:  /S/ LARRY L. GREENE
      Larry L. Greene
      Attorney-in-Fact
      (Pursuant to Powers of Attorney filed herewith)




                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933,the undersigned has duly consented to the filing of this Registration Statement of Franklin Investors Securities Trust and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 12th day of January, 1999.

                              ADJUSTABLE RATE SECURITIES PORTFOLIOS
                              (Registrant)

                              By:  CHARLES E. JOHNSON*
                                   Charles E. Johnson,
                                   President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Trustees and Officers of Adjustable Rate Securities Portfolios in the capacities and on the dates indicated:


CHARLES E. JOHNSON*                             Trustee and Principal
Charles E. Johnson                              Executive Officer
                                                Dated: January 12, 1999

MARTIN L. FLANAGAN*                             Principal Financial Officer
Martin L. Flanagan                              Dated: January 12, 1999

DIOMEDES LOO-TAM*                               Principal Accounting Officer
Diomedes Loo-Tam                                Dated: January 12, 1999

FRANK H. ABBOTT, III                            Trustee
Frank H. Abbott III                             Dated: January 12, 1999

HARRIS J. ASHTON                                Trustee
Harris J. Ashton                                Dated: January 12, 1999

S. JOSEPH FORTUNATO                             Trustee
S. Joseph Fortunato                             Dated: January 12, 1999

CHARLES B. JOHNSON                              Trustee
Charles B. Johnson                              Dated: January 12, 1999

RUPERT H. JOHNSON, JR.*                         Trustee
Rupert H. Johnson, Jr.                          Dated: January 12, 1999

FRANK W.T. LAHAYE*                              Trustee
Frank W.T. LaHaye                               Dated: January 12, 1999

WILLIAM J. LIPPMAN*                             Trustee
William J. Lippman                              Dated: January 12, 1999

GORDON S. MACKLIN*                              Trustee
Gordon S. Macklin                               Dated: January 12, 1999

*By:  /S/ LARRY L. GREENE
      Larry L. Greene
      Attorney-in-Fact
      (Pursuant to Powers of Attorney filed herewith)




                              EXHIBIT INDEX


EXHIBIT NO.                    DOCUMENT

EX-12 Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders

EX-14                          Consent of Auditors, PricewaterhouseCoopers LLP

EX-16     (v)                  Power of Attorney for Franklin Investors
                               Securities Trust

          (vi)                 Certificate of Secretary for Franklin
                               Investors Securities Trust

          (vii)                Power of Attorney for Adjustable Rate
                               Securities Portfolios

          (viii) Certificate of Secretary for Adjustable Rate Securities Portfolios

EX-27                          Financial Data Schedule



Exhibit 12





                                              , 1999


Board of Trustees
Franklin Investors Securities Trust
777 Mariners Island Blvd.
San Mateo, CA  94404


            Re: PLAN OF REORGANIZATION, DATED AS OF THE    TH DAY OF
                , 1999 (THE "PLAN"), BY FRANKLIN INVESTORS SECURITIES TRUST,
                A MASSACHUSETTS BUSINESS TRUST, ON BEHALF OF FRANKLIN ADJUSTABLE RATE SECURITIES FUND ("ACQUIRED FUND") AND FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND ("ACQUIRING FUND")


Ladies and Gentlemen:

            You have requested our opinion as to certain federal income tax consequences of the reorganization of Acquired Fund which will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, with par value of $0.01 per share, of the Acquiring Fund ("Acquiring Fund Shares"), (ii) the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund, and (iii) the subsequent dissolution of the Acquired Fund as soon as practicable after the closing (the "Reorganization"), all upon and subject to the terms and conditions of the Plan.

            In rendering our opinion, we have reviewed and relied upon (a)
the Plan of Reorganization, dated as of the   th day of           , 1998, by
the Trust on behalf of the Acquiring Fund and the Acquired Fund, (b) the proxy materials provided to stockholders of the Acquired Fund in connection with the Special Meeting of Stockholders of the Acquired Fund held
on                     , 1999, (c) certain representations concerning the
Reorganization made to us by the Trust on behalf of the Acquiring Fund and
the Acquired Fund in a letter dated                    , 1999 (the
"Representation Letter"), (d) all other documents, financial and other reports and corporate minutes which we deemed relevant or appropriate, and
(e) such statutes, regulations, rulings and decisions as we deemed material to the rendition of this opinion. All terms used herein, unless otherwise defined, are used as defined in the Plan.

            For purposes of this opinion, we have assumed that the Acquired Fund on the effective date of the Reorganization satisfies, and following the Reorganization, the Acquiring Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

            Under regulations to be prescribed by the Secretary of Treasury under Section 1276(d) of the Code, certain transfers of market discount bonds will be excepted from the requirement that accrued market discount be recognized on disposition of a market discount bond under Section 1276(a) of the Code. Such regulations are to provide, in part, that accrued market discount will not be included in income if no gain is recognized under
Section 361(a) of the Code where a bond is transferred in an exchange qualifying as a tax-free reorganization. As of the date hereof, the Secretary has not issued any regulations under Section 1276 of the Code.

            Based on the foregoing and provided the Reorganization is carried out in accordance with the applicable laws of the State of Massachusetts, the Plan and the Representation Letter, it is our opinion that:

            1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

            2. No gain or loss will be recognized by Acquired Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code. We express no opinion as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code.

            3. No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Acquired Fund in exchange solely for Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

            4. The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

            5. The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

            6. No gain or loss will be recognized by the stockholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

            7. The basis of the Acquiring Fund Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

            8. The holding period of the Acquiring Fund Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the Reorganization, pursuant to Section 1223(1) of the Code.

            9. Acquiring Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

            Our opinion is based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

            Our opinion is conditioned upon the performance by Acquiring Fund and Acquired Fund of their undertakings in the Plan and the Representation Letter.

            This opinion is being rendered to Acquiring Fund and Acquired Fund and may be relied upon only by such funds and the stockholders of each.



                              Very truly yours,

                              STRADLEY, RONON, STEVENS & YOUNG, LLP



                              By:___________________________________
                                    William P. Zimmerman, a Partner


Exhibit 14

                       CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement of Franklin Investors Securities Trust on Form N-14 of our reports dated December 5, 1997 and December 9, 1998, on our audits of the financial statements and financial highlights of Franklin Investors Securities Trust, and Adjustable Rate Securities Portfolios for the years ended October 31, 1997 and October 31, 1998, respectively, which are included in the Registration Statement.



                                   /s/ PricewaterhouseCoopers LLP
San Francisco, California
January 11, 1999



Exhibit 16(v)
                               POWER OF ATTORNEY


      The undersigned officers and trustees of FRANKLIN INVESTORS SECURITIES TRUST hereby appoint MARK H. PLAFKER, HARMON E. BURNS, DEBORAH R. GATZEK, LARRY L. GREENE and KAREN L. SKIDMORE (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Company's Registration Statement on Form N-14 under the Securities Act of 1933, or any amendment to such Registration Statement, covering the sale of shares by the Company under a propectus becoming effective after this date, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and trustees hereby execute this Power of Attorney as of this 15th day of December 1998.


/s/ Edward B. Jamieson                    /s/ Rupert H. Johnson, Jr.
Edward B. Jamieson                        Rupert H. Johnson, Jr.,
Principal Executive Officer               Trustee
and Trustee


/s/ Charles B. Johnson                    /s/ Frank H. Abbott, III
Charles B. Johnson, Trustee               Frank H. Abbott, III, Trustee


/s/ Harris J. Ashton                      /s/ S. Joseph Fortunato
Harris J. Ashton, Trustee                 S. Joseph Fortunato, Trustee


/s/ Edith E. Holiday                      /s/ Frank W.T. LaHaye
Edith E. Holiday, Trustee                 Frank W.T. LaHaye, Trustee


/s/ Gordon S. Macklin                     /s/ Martin L. Flanagan
Gordon S. Macklin, Trustee                Martin L. Flanagan
                                          Principal Financial Officer

/s/ Diomedes Loo-Tam
Diomedes Loo-Tam,
Principal Accounting Officer


Exhibit 16(vi)
R:\LEGAL\WPDOC1\N1A\FIST CERT.DOC






                           CERTIFICATE OF SECRETARY




I, Deborah R. Gatzek, certify that I am Secretary of FRANKLIN INVESTORS SECURITIES TRUST (the "Trust")

As Secretary of the Fund, I further certify that the following resolution was adopted by a majority of the Trustees of the Trust present at a meeting held at 777 Mariners Island Boulevard, San Mateo, California, on December 15, 1998.

      RESOLVED, that a Power of Attorney, substantially in the form of the Power of Attorney presented to this Board, appointing Harmon
      E. Burns, Deborah R. Gatzek, Mark H. Plafker, Karen L. Skidmore, and Larry L. Greene as attorneys-in-fact for the purpose of filing a registration statement on Form N-14, including all attachments and exhibits, and any amendments thereto, with the SEC to register the shares of Adjustable USG Fund to be transferred to Adjustable Rate Fund in connection with the reorganization, be executed by each Trustee and designated officer.

I declare under penalty of perjury that the matters set forth in this certificate are true and correct of my own knowledge.




Dated: 12/29/98                             /s/ Deborah R. Gatzek
                                                Deborah R. Gatzek
                                                Secretary


Exhibit 16(vii)
                               POWER OF ATTORNEY


      The undersigned officers and trustees of ADJUSTABLE RATE SECURITIES PORTFOLIOS hereby appoint MARK H. PLAFKER, HARMON E. BURNS, DEBORAH R. GATZEK, LARRY L. GREENE and KAREN L. SKIDMORE (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Franklin Investors Securities Trust Registration Statement on Form N-14 under the Securities Act of 1933, or any amendment to such Registration Statement, covering the sale of shares by the Franklin Adjustable U.S. Government Securities Fund, a series of Franklin Investors Securities Trust, under a prospectus becoming effective after this date, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and trustees hereby execute this Power of Attorney as of this 15th day of December 1998.


/s/ Charles E. Johnson                    /s/ Rupert H. Johnson, Jr.
Charles E. Johnson,                       Rupert H. Johnson, Jr.,
Principal Executive Officer               Trustee
and Trustee


/s/ Charles B. Johnson                    /s/ Frank H. Abbott, III
Charles B. Johnson, Trustee               Frank H. Abbott, III, Trustee


/s/ Harris J. Ashton                      /s/ S. Joseph Fortunato
Harris J. Ashton, Trustee                 S. Joseph Fortunato, Trustee


/s/ Frank W.T. LaHaye                     /s/ William J. Lippman
Frank W.T. LaHaye, Trustee                William J. Lippman, Trustee


/s/ Gordon S. Macklin                     /s/ Diomedes Loo-Tam
Gordon S. Macklin, Trustee                Diomedes Loo-Tam,
                                          Principal Accounting Officer

/s/ Martin L. Flanagan
Martin L. Flanagan,
Principal Financial Officer


Exhibit 16(viii)



                           CERTIFICATE OF SECRETARY




I, Deborah R. Gatzek, certify that I am Secretary of ADJUSTABLE RATE SECURITIES PORTFOLIOS (the "Fund")

As Secretary of the Fund, I further certify that the following resolution was adopted by a majority of the Directors of the Fund present at a meeting held at 777 Mariners Island Boulevard, San Mateo, California, on December 15, 1998.

      RESOLVED, that a Power of Attorney, substantially in the form of the Power of Attorney presented to this Board, appointing Harmon
      E. Burns, Deborah R. Gatzek, Mark H. Plafker, Karen L. Skidmore, and Larry L. Greene as attorneys-in-fact for the purpose of filing a registration statement on Form N-14, including all attachments and exhibits, and any amendments thereto, with the SEC to register the shares of Franklin Adjustable U.S. Government Securities Fund to be transferred to Franklin Adjustable Rate Securities Fund in connection with the reorganization, be executed by each Trustee and designated officer.

I declare under penalty of perjury that the matters set forth in this certificate are true and correct of my own knowledge.




Dated: 12/29/98                             /s/ Deborah R. Gatzek
                                                Deborah R. Gatzek
                                                Secretary